SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                   SCHEDULE 13E-3

                           Rule l3e-3 Transaction Statement
                    (Pursuant to Section 13(e) of the Securities
                   Exchange Act of 1934 and Rule 13e-3 Thereunder)



                               KILLEARN PROPERTIES, INC.
                                  (Name of Issuer)

                               KILLEARN PROPERTIES, INC.
                                  KILLEARN, INC.
                              KILLEARN DEVELOPMENT, INC.
                                 J.T. WILLIAMS, JR.
                                 DAVID K. WILLIAMS
                                  JOHN R. WILLIAMS
                                J.T. WILLIAMS, III
                       (Name of Persons Filing statement)


                    COMMON STOCK, PAR VALUE $.10 PER SHARE
                         (Title of Class of Securities)

                                   494125107
                      (CUSIP Number of Class of Securities)


                                 David K Williams
                           Killearn Properties, Inc.
                            385 Country Club Drive
                           Stockbridge, Georgia 30281
                            Tel: (770) 389-2020


                                     Copies to:
Phillip J. Kushner
Greenberg Traurig, P.A.
1221 Brickell Avenue
Miami, Florida 33131
(305) 579-0500

Louis Montello
Montello & Kenny, P.A.
777 Brickell Avenue, Suite 1070
Miami, Florida 33131
(305) 373-3739

(Name, Address and Telephone Number of Persons Authorized to Receive Notices and Communications on Behalf of Persons Filing Statement)




This statement is filed in connection with (check the appropriate box):
a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b.   [ ] The filing of registration statement under the Securities Act of 1933.

c.   [ ] A tender offer.

d.   [ ] None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]

                            CALCULATION OF FILING FEE
Transaction Value*                                     Amount of Filing Fee
___________________                                  ________________________
   $3,637,034.50                                              $727.41

*Assumes the purchase of 661,279 shares of Common Stock, par value $.10 per share, of Killearn Properties, Inc. at $5.50 per share.

  [X] Check box if any part of the fee is offset as provided by Rule 0-ll(a)(2) and identify the filing with which the offsetting fee-was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:         727.41

Form or Registration No.:       Preliminary Proxy Statement on Schedule 14A

Filing Party:                   Killearn Properties, Inc.

Date Filed:                     May 12, 1999


                                 INTRODUCTION

    This Rule 13e-3 Transaction Statement (this "Statement") relates to the solicitation of proxies by Killearn Properties, Inc., a Florida corporation ("Killearn"), in connection with a Special Meeting of its shareholders at which Killearn's shareholders will be asked to consider and vote upon a proposal to approve the Agreement and Plan of Merger (the "Merger Agreement"), dated May 10, 1999, among Killearn, Killearn Inc. ("Purchaser"), Killearn Development, Inc. ("Merger Sub"), a Georgia corporation and wholly-owned subsidiary of Purchaser, pursuant to which Killearn will be merged with and into Merger Sub.

    The cross reference sheet on the following pages, which is being supplied pursuant to General Instruction F to Schedule 13E-3, shows the location in the Preliminary Proxy Statement (the "Proxy Statement") filed by the Issuer with the Securities and Exchange Commission on the date hereof of the information required to be included in response to the items of this Statement. The information set forth in the Proxy Statement which is attached hereto as Exhibit (d), including all exhibits thereto, is hereby incorporated herein by reference, and the responses to each Item herein are qualified in their entirety by the provisions of the Proxy Statement.

                              CROSS REFERENCE SHEET
               (Pursuant to General Instruction F to Schedule 13E-3)

    All references are to portions of the Proxy Statement which are incorporated herein and made a part hereof by reference.

SCHEDULE 13E-3 ITEM
NUMBER AND CAPTION                 RESPONSE/CAPTION IN PROXY STATEMENT
____________________               __________________________________________

1.  Issuer and Class of Security
     Subject to the Transaction.

 (a).............................."SUMMARY -- The Companies"

 (b).............................."SUMMARY -- Record Date; Voting Power;
                                   Quorum"; "SUMMARY -- Market Prices for
                                   Common Stock and Dividends"; and "THE
                                   SPECIAL MEETING -- Record Date; Voting
                                   Power; Quorum"

 (c). ............................"SUMMARY -- Market Prices for Common Stock
                                   and Dividends"

 (d).............................."SUMMARY -- Market Prices for Common Stock
                                   and Dividends"

 (e)..............................*

 (f).............................."APPENDIX C - Transactions involving
                                   Killearn's Common Stock effected by the
                                   Purchaser and other Affiliates since May 1,
                                   1997"

2.  Identity and Background.

 (a) -  (d),        (g) ..........."SUMMARY -- The Companies" and "CERTAIN
                                   INFORMATION CONCERNING MERGER SUB AND THE
                                   PURCHASER AND OTHER AFFILIATES "
 (e) - (f) .....................  *

3.  Past Contacts, Transactions
    or Negotiations.

 (a)  (1)........................."APPENDIX C -- Transactions involving
                                   Killearn's Common Stock effected by the
                                   Purchaser and other Affiliates since May 1,
                                   1997"

      (2)........................."SUMMARY -- Conflicts of Interest"; "SPECIAL
                                   FACTORS -- Background of the Merger"; and
                                   "SPECIAL FACTORS -- Conflicts of Interest"

 (b).............................."SUMMARY -- Conflicts of Interest"; "SPECIAL
                                   FACTORS - Background of the Merger"; and
                                   "SPECIAL FACTORS -- Conflicts of Interest"

4.  Terms of the Transaction.

 (a).............................."SUMMARY -- The Merger"; "SUMMARY -
                                   Conflicts of Interest"; "SPECIAL FACTORS -
                                   Background of the Merger"; "SPECIAL FACTORS
                                   -- Conflicts of Interest"; and "THE MERGER"

 (b).............................."SUMMARY -- The Merger"; "SUMMARY -
                                   Conflicts of Interest"; "SPECIAL FACTORS -
                                   Background of the Merger"; "SPECIAL FACTORS
                                   -- Conflicts of Interest"; and "THE MERGER"

5.  Plans or Proposals of the
    Issuer or Affiliate.

 (a).............................*

 (b).............................*

 (c)............................."SUMMARY -- The Merger"; "THE MERGER -
                                   Consequences of the Merger" and "CERTAIN
                                   INFORMATION CONCERNING MERGER SUB, THE
                                   PURCHASER AND OTHER AFFILIATES"

 (d)............................."SUMMARY -- Financing of the Merger"; "THE
                                   MERGER-- Consequences of the Merger"; and "THE MERGER -- Financing"

 (e)............................."SUMMARY -- The Merger"; and "THE MERGER -
                                   Consequences of the Merger"

 (f)............................."SUMMARY -- The Merger"; "THE MERGER -
                                   Consequences of the Merger"; and "THE MERGER
                                   -- Delisting and Deregistration of Common
                                   Stock"

 (g)............................."SUMMARY -- The Merger"; "THE MERGER -
                                   Consequences of the Merger"; and "THE MERGER
                                   -- Delisting and Preregistration of Common
                                   Stock"

6.  Source and Amount of Funds
    Other Consideration.

 (a)............................."SUMMARY -- Financing of the Merger" and
                                   "THE MERGER -- Financing"

 (b)............................."THE MERGER AGREEMENT -- Fees and Expenses"
                                   and "THE MERGER AGREEMENT -- Estimated Fees and Expenses of the Merger"

 (c)  (1)........................"SUMMARY -- Financing of the Merger" and
                                   "THE MERGER -- Financing"

      (2)........................"SUMMARY -- Financing of the Merger" and
                                   "THE MERGER -- Financing"

 (d).............................*

7.  Purpose(s), Alternatives,
    Reasons and Effects.

 (a)............................."SPECIAL FACTORS -- Background of the
                                  Merger"; "SPECIAL FACTORS -
                                  Recommendations of the Special Committee and Board of Directors"; and "SPECIAL FACTORS - Purchaser's Purpose and Reasons for the Merger"

 (b)............................."SPECIAL FACTORS -- Background of the Merger"
                                  and "SPECIAL FACTORS -- Purchaser's Purpose and Reasons for the Merger"

 (c)............................."SPECIAL FACTORS -- Background of the
                                  Merger"; "SPECIAL FACTORS -- Recommendations of the Special Committee and Board of Directors"; and "SPECIAL FACTORS - Purchaser's Purpose and Reasons for the Merger"

 (d)............................."SUMMARY"; "SPECIAL FACTORS - Recommendations
                                  of the Special Committee and Board of
                                  Directors"; "SPECIAL FACTORS - Purchaser's
                                  Purpose and Reasons for the Merger"; "SPECIAL FACTORS -- Conflicts of Interest"; "THE MERGER -- Consequences of the Merger"; "THE MERGER -- Federal Income Tax Consequences"; and "THE MERGER - Accounting Treatment"

8.  Fairness of the Transaction.

 (a).........................    "Summary - Fairness of the Merger to the
                                  Unaffiliated Shareholders"; "SPECIAL
                                  FACTORS -- Background of the Merger":
                                 "SPECIAL FACTORS - Recommendation of the
                                  Special Committe and Board of Directors";
                                  and "SPECIAL FACTORS--Purchaser's Purpose and Reason for the Merger"

 (b)........................     "Summary - Fairness of the Merger to the
                                  Unaffiliated Shareholders";"SPECIAL FACTORS
                                  --Recommendation of the Special Committe and Board of Directors";"and "SPECIAL FACTORS -- Purchaser's Purpose and
                                  Reasons for the Merger"; and "SPECIAL
                                  FACTORS--Opinion of Financial Advisor"


 (c)............................."SUMMARY -- Vote Required; Security Ownership
                                  of Management" and "THE SPECIAL MEETING -
                                  Vote Required; Security Ownership of
                                  Management"

 (d)............................."SUMMARY - Recommendations of the Board of
                                  Directors and Special Committee" and "SPECIAL FACTORS -- Recommendations of the Special Committee and Board of Directors"

 (e)............................."SUMMARY - Recommendations of the Board of
                                  Directors and Special Committee" and "SPECIAL FACTORS -Recommendations of the Special Committee and Board of Directors"

 (f).............................."SPECIAL FACTORS -- Background of the Merger"

9.  Reports, Opinions, Appraisals
    and Certain Negotiations.

 (a).............................."SUMMARY -- Opinion of Financial Advisor" and
                                  "SPECIAL FACTORS -- Opinion of Financial
                                  Advisor"

 (b).............................."SUMMARY -- Opinion of Financial Advisor" and
                                  "SPECIAL FACTORS -- Opinion of Financial
                                  Advisor"

 (c).............................."SUMMARY -- Opinion of Financial Advisor" and
                                  "SPECIAL FACTORS -- Opinion of Financial
                                  Advisor"

10.  Interest in Securities of
     the Issuer.

 (a)............................."SUMMARY -- Vote Required; Security Ownership
                                  of Management"; "SUMMARY -- Conflicts of
                                  Interest"; "SPECIAL FACTORS -- Conflicts of
                                  Interest"; "THE SPECIAL MEETING -- Vote
                                  Required; Security Ownership of Management";
                                  and "BENEFICIAL OWNERSHIP OF COMMON STOCK"

 (b)............................."APPENDIX C - Transactions involving
                                  Killearn's Common Stock effected by Purchaser and other Affiliates since May 1, 1997"

11.  Contracts, Arrangements or
     Under-standings with
     Respect to the Issuer's
     Securities................."SUMMARY -- Vote Required; Security Ownership
                                 of Management";  "SPECIAL FACTORS -
                                 Background of the Merger"; "THE SPECIAL
                                 MEETING -- Vote Required; Security Ownership of Management "; and "THE MERGER - Financing
                                 - Cancellation of the Indebtedness"

12.  Present Intention and
     Recommendation of Certain
     Persons with Regard to the
     Transaction.

 (a)............................"SUMMARY -- Vote Required; Security Ownership
                                 of Management"; and "THE SPECIAL MEETING -
                                 Vote Required; Security Ownership
                                 Management "

 (b)............................"SUMMARY -- Recommendations of the Board of
                                 Directors and Special Committee" and "SPECIAL FACTORS -- Recommendations of the Special Committee and Board of Directors"

13.  Other Provisions of the
     Transaction.

 (a)............................"SUMMARY -- Dissenters' Appraisal Rights and
                                  "THE MERGER -- Dissenters' Appraisal Rights"

 (b)............................*

 (c)............................*

14.  Financial Information.

 (a)............................."SUMMARY FINANCIAL INFORMATION" and
                                 "DOCUMENTS INCORPORATED BY REFERENCE"

 (b)............................*

15.  Persons and Assets Employed
     Retained or Utilized.

 (a).............................."SUMMARY -- Opinion of Financial Advisor";
                                  "SUMMARY -- Conflicts of Interest"; "SUMMARY
                                  -- Financing of the Merger"; "SPECIAL FACTORS -- Opinion of Financial Advisor"; "SPECIAL FACTORS -- Conflicts of Interest"; "THE SPECIAL MEETING -- Solicitation of Proxies"; "THE MERGER -- Financing"; "THE MERGER AGREEMENT -- Fees and Expenses"; and "THE MERGER AGREEMENT -- Estimated Fees and Expenses of the Merger"

 (b).............................*

16.  Additional Information......*

 * Not applicable or answer is negative

ITEM 1.  ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

(a) The information set forth in "SUMMARY -- The Companies" of the Proxy Statement is incorporated herein by reference.

(b) The information set forth in "SUMMARY -- Record Date; Voting Power; Quorum"; "SUMMARY -- Market Prices for Common Stock and Dividends"; and "THE SPECIAL MEETING --Record Date; Voting Power; Quorum" of the Proxy Statement is incorporated herein by reference.

(c) The information set forth in "SUMMARY -- Market Prices for Common Stock and Dividends" of the Proxy Statement is incorporated herein by reference.

(d) The information set forth in "SUMMARY -- Market Prices for Common Stock and Dividends" of the Proxy Statement is incorporated herein by reference.

(e)  Not applicable.

(f) The information set forth in "APPENDIX C -- Transactions involving Killearn's Common Stock effected by Purchaser and other Affiliates since May 1, 1997" of the Proxy Statement is incorporated herein by reference.

ITEM 2.  IDENTITY AND BACKGROUND.

(a)  -   (d),  (g)  The information set forth in "SUMMARY -- The Companies"
and "CERTAIN INFORMATION CONCERNING MERGER SUB, PURCHASER AND OTHER AFFILIATES" of the Proxy Statement is incorporated herein by reference.

(e) - (f)  Negative.

ITEM 3.  PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

(a) (1) The information set forth in "APPENDIX C -- Transactions involving Killearn's Common Stock effected by Purchaser and other Affiliates since May 1, 1997" of the Proxy Statement is incorporated herein by reference.

     (2) The information set forth in "SUMMARY -- Conflicts of Interest"; "SPECIAL FACTORS -- Background of the Merger"; and "SPECIAL FACTORS - Conflicts of Interest" of the Proxy Statement is incorporated herein by reference.

(b) The information set forth in "SUMMARY -- Conflicts of Interest"; "SPECIAL FACTORS - Background of the Merger"; and "SPECIAL FACTORS -- Conflicts of Interest" of the Proxy Statement is incorporated herein by reference.

ITEM 4.  TERMS OF THE TRANSACTION.

(a) The information set forth in "SUMMARY -- The Merger"; "SUMMARY -- Conflicts of Interest"; "SPECIAL FACTORS -- Background of the Merger"; "SPECIAL FACTORS - Conflicts of Interest"; and "THE MERGER" of the Proxy Statement is incorporated herein by reference.

(b) The information set forth in "SUMMARY -- The Merger"; "SUMMARY --Conflicts of Interest"; "SPECIAL FACTORS -- Background of the Merger"; "SPECIAL FACTORS -- Conflicts of Interest"; and "THE MERGER" of the Proxy Statement is incorporated herein by reference.

ITEM 5.  PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

(a)  Not applicable.

(b)  Not applicable.

(c) The information set forth in "SUMMARY -- The Merger"; "THE MERGER -- Consequences of the Merger"; and "CERTAIN INFORMATION CONCERNING MERGER SUB, THE PURCHASER AND OTHER AFFILIATES" of the Proxy Statement is incorporated herein by reference.

(d) The information set forth in "SUMMARY -- Financing of the Merger"; "THE -- Consequences of the Merger"; and "THE MERGER -- Financing" of the Proxy Statement is incorporated herein by reference.

(e) The information set forth in "SUMMARY -- The Merger"; and "THE MERGER -- Consequences of the Merger" of the Proxy Statement is incorporated herein by reference.

(f) The information set forth in "SUMMARY -- The Merger"; "THE MERGER -- Consequences of the Merger"; and "THE MERGER -- Delisting and Deregistration of the Common Stock" of the Proxy Statement is incorporated herein by reference.

(g) The information set forth in "SUMMARY -- The Merger"; "THE MERGER -- Consequences of the Merger; and "THE MERGER -- Delisting and Deregistration of Common Stock" of the Proxy Statement is incorporated herein by reference.

ITEM 6.  SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

(a) The information set forth in "SUMMARY -- Financing of the Merger"; and "THE MERGER -- Financing" of the Proxy Statement is incorporated herein by reference.

(b) The information set forth in "THE MERGER AGREEMENT -- Fees and Expenses" and "THE MERGER AGREEMENT -- Estimated Fees and Expenses of the Merger" of the Proxy Statement is incorporated herein by reference.

(c) (1) The information set forth in "SUMMARY -- Financing of the Merger" and "THE MERGER -- Financing" of the Proxy Statement is incorporated herein by reference.

     (2) The information set forth in "SUMMARY -- Financing of the Merger" and "THE MERGER -- Financing" of the Proxy Statement is incorporated herein by reference.

(d)  Not applicable.

ITEM 7.  PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

(a) The information set forth in "SPECIAL FACTORS -- Background of the Merger"; "SPECIAL FACTORS -- Recommendations of the Special Committee and Board of Directors"; and "SPECIAL FACTORS -- Purchaser's Purpose and Reasons for the Merger" of the Proxy Statement is incorporated herein by reference.

(b) The information set forth in "SPECIAL FACTORS -- Background of the Merger and "SPECIAL FACTORS -- Purchaser's Purpose and Reasons for the Merger" of the Proxy Statement is incorporated herein by reference.

(c) The information set forth in "SPECIAL FACTORS -- Background of the Merger"; "SPECIAL FACTORS -- Recommendations of the Special Committee and Board of Directors"; and "SPECIAL FACTORS -- Purchaser's Purpose and Reasons for the Merger" of the Proxy Statement is incorporated herein by reference.

(d) The information set forth in "SUMMARY"; "SPECIAL FACTORS -- Recommendations of the Special Committee and Board of Directors"; "SPECIAL FACTORS - Purchaser's Purpose and Reasons for the Merger"; "SPECIAL FACTORS - Conflicts of Interest"; "THE MERGER -- Consequences of the Merger"; "THE MERGER --Federal Income Tax Consequences"; and "THE MERGER -- Accounting Treatment" of the Proxy Statement is incorporated herein by reference.

ITEM 8.  FAIRNESS OF THE TRANSACTION.

(a) The information set forth in "SUMMARY - Fairness of the Merger to the Unaffiliated Shareholders"; "SPECIAL FACTORS - Background of the
Merger";  Special Committee and Board of Directors"; and "SPECIAL
FACTORS -- Purchaser's Purpose and Reasons for the Merger" of the Proxy Statement is incorporated herein by reference.

(b) The information set forth in "SUMMARY - Fairness of the Merger to the Unaffiliated Shareholders"; SPECIAL FACTORS -- Background of the
Merger"; "SPECIAL FACTORS -- Recommendations of the Special Committee and Board of Directors"; and "SPECIAL FACTORS -- Purchaser's Purpose and Reasons for the Merger"; and "SPECIAL FACTORS -- Opinion of Financial Advisor" of the Proxy Statement is incorporated herein by reference.

(c) The information set forth in "SUMMARY -- Vote Required; Security Ownership of Management" and "THE SPECIAL MEETING -- Vote Required; Security Ownership of Management" of the Proxy Statement is incorporated herein by reference.

(d) The information set forth in "SUMMARY -- Recommendations of the Board of Directors and Special Committee" and "SPECIAL FACTORS -- Recommendations of the Special Committee and Board of Directors" of the Proxy Statement is incorporated herein by reference.

(e) The information set forth in "SUMMARY -- Recommendations of the Board of Directors and Special Committee" and "SPECIAL FACTORS -- Recommendations of the Special Committee and Board of Directors" of the Proxy Statement is incorporated herein by reference.

(f) The information set forth in "SPECIAL FACTORS - Background of the Merger" of the Proxy Statement is incorporated herein by reference.

ITEM 9.  REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

(a) The information set forth in "SUMMARY -- Opinion of Financial Advisor" and "SPECIAL FACTORS -- Opinion of Financial Advisor" of the Proxy Statement is incorporated herein by reference.

(b) The information set forth in "SUMMARY -- Opinion of Financial Advisor" and "SPECIAL FACTORS -- Opinion of Financial Advisor" of the Proxy Statement is incorporated herein by reference.

(c) The information set forth in "SUMMARY -- Opinion of Financial Advisor" and "SPECIAL FACTORS -- Opinion of Financial Advisor" of the Proxy Statement is incorporated herein by reference.

ITEM 10.  INTEREST IN SECURITIES OF THE ISSUER.

(a) The information set forth in "SUMMARY -- Vote Required; Security Ownership of Management"; "SUMMARY -- Conflicts of Interest"; "SPECIAL FACTORS -- Conflicts of Interest"; "THE SPECIAL MEETING -- Vote Required; Security Ownership of Management"; and "BENEFICIAL OWNERSHIP OF COMMON STOCK" of the Proxy Statement is incorporated herein by reference.

(b) The information set forth "APPENDIX C -- Transactions involving Killearn's Common Stock effected by Purchaser and other Affiliates since May 1, 1997" of the Proxy Statement is incorporated herein by reference.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

    The information set forth in "SUMMARY -- Vote Required; Security Ownership of Management"; "SPECIAL FACTORS - Background of the Merger"; and "THE
SPECIAL MEETING -- Vote Required; Security Ownership of Management "and "THE MERGER - financing - Cancellation of Indebtedness " of the Proxy
Statement is incorporated herein by reference.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

(a) The information set forth in "SUMMARY -- Vote Required; Security Ownership of Management"; and "THE SPECIAL MEETING -- Vote Required; Security Ownership of Management " of the Proxy Statement is incorporated herein by reference.

(b) The information set forth in "SUMMARY -- Recommendations of the Board of Directors and Special Committee" and "SPECIAL FACTORS -- Recommendations of the Special Committee and Board of Directors" of the Proxy Statement is incorporated herein by reference.

ITEM 13.  OTHER PROVISIONS OF THE TRANSACTION.

(a) The information set forth in "SUMMARY -- Dissenters' Appraisal Rights" and "THE MERGER -- Dissenters' Appraisal Rights" of the Proxy Statement is incorporated herein by reference.

(b)  Not applicable.

(c)  Not applicable.

ITEM 14.  FINANCIAL INFORMATION.

(a) The information set forth in "SUMMARY FINANCIAL INFORMATION" and "DOCUMENTS INCORPORATED BY REFERENCE" of the Proxy Statement is incorporated herein by reference.

(b)  Not applicable.

ITEM 15.  PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

(a)  The information set forth in "SUMMARY -- Opinion of Financial
Advisor"; "SUMMARY -- Conflicts of Interest"; "SUMMARY -- Financing of the Merger"; "SPECIAL FACTORS - Opinion of Financial Advisor"; "SPECIAL FACTORS - Conflicts of Interest"; "THE SPECIAL MEETING -- Solicitation of Proxies"; "THE MERGER -- Financing"; "THE MERGER AGREEMENT -- Fees and Expenses"; and "THE MERGER AGREEMENT -- Estimated Fees and Expenses of the Merger" of the Proxy Statement is incorporated herein by reference.

(b)  Negative.

ITEM 16.  ADDITIONAL INFORMATION.

 Not applicable.












                                     SIGNATURES

    After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct
 June 18, 1999

KILLEARN PROPERTIES, INC.


By: /S/Mallory E. Horne
MALLORY E. HORNE
Chairman of the Board


KILLEARN, INC.


By: /s/ J.T. Williams, Jr.
J.T. WILLIAMS, JR.
President


KILLEARN DEVELOPMENT, INC.


By: /s/ David K. Williams
DAVID K. WILLIAMS
President


/s/ J.T. Williams, Jr.
J.T. Williams, Jr.


/s/ David K. Williams
David K. Williams


/s/ John R. Williams
John R. Williams


/s/ J.T. Williams, III
J.T. Williams, III








INDEX TO EXHIBITS
EXHIBIT
NUMBER

DESCRIPTION


(a)       Revolving Line of Credit with American Century Bank.

(b)       1. Opinion of American Express Tax and Business Services Included
             as Appendix B to Exhibit (d) hereto.
          2. Appraisal of Eagles' Landing I-75 Property dated as of October 1, 1998 prepared by Bob Sorrels & Associates.
          3. Appraisal of Windsong Plantation dated as of November 1, 1996 prprared by Bob Sorrels & Associates.
          4. Appraisal of Eagles' Landing Phase 6 and 7 dated as of May 7, 1997 prepared by John K. Selfe III.
          5. Appraisal of Windsong Phase VI dated as of August 15, 1996 prepared by John K. Selfe III.
          6. Appraisal of Parkside Phase III dated as of April 3, 1996 prepared by John K. Selfe III.

(c)       1. Agreement and Plan of Merger, dated May 10, 1999, among Killearn
             Properties, Inc., Killearn Development, Inc., and Killearn, Inc. included as Appendix A to Exhibit (d) hereto.
          2. Promissory Notes of Wimberly Investment Funds, L.P. in favor of Killearn, Inc., including extensions thereto.
          3. Security Agreements between Wimberly Investment Funds, L.P. and Killearn, Inc.
          4. Promissory Notes of Proactive Technologies, Inc. in favor of various creditors.
          5. Pledge Agreements between Proactive Technologies and various creditors.
          6. Agreement to Purchase Promissory Notes of Proactive Technologies, Inc. by Killearn, Inc. from various creditors.

(d)       Preliminary Proxy Statement of Killearn Properties, Inc., as amended.


(e)       Not applicable.

(f)       Not applicable.










         (a) - REVOLING LINE OF CREDIT WITH AMERICAN CENTURY BANK










KILLEARN, INC.                AMERICAN CENTURY BANKING CORP.
1570 B ROCK QUARRY ROAD       2750 HIGHWAY 42 NORTH PO BOX 2130
STOCKBRIDGE, GA 30281         STOCKBRIDGE, GA 30281

Borrower's Name and Address   Lender's Name and Address

                                                 Line of Credit No. 5000667
                                                 Date March 24, 1999
                                                 Max. Credit Amt. $2,000,000.00
                                                 Loan Ref. No. 5000667

You have extended to me a line of credit in the
AMOUNT of TWO MILLION AND NO/100    $2,000,000.00
You will make loans to me from time to time until 4 PM on March 22, 2000. Although the line of credit expires on that date, I will remain obligated to perform all my duties under this agreement so long as I owe you any money advanced according to the terms of this agreement, as evidenced by any note or note I have signed promising to repay these amounts.

This line of credit is an agreement between you and me. It is not intended that any third party receive any benefit from this agreement, whether by direct payment, reliance for future payment or in any other manner. This agreement is not a letter of credit.

1.   AMOUNT: This line of credit is:
     X-OBLIGATORY: You may not refuse to make loan to me under this line of Credit unless one of the following occurs;
     a. I have borrowed the maximum amount available to me;
     b. This line of credit has expired;
     c. I have defaulted on the note (or notes) which show my indebtedness under this line of credit;
     d. I have violated any term of this line of credit or any note or other agreement entered into in connection with this line of credit:

  __ DISCRETIONARY: You may refuse to make a loan to me under this line of credit once the aggregate outstanding advances equal or exceed ______$ _____.

Subject to the obligatory or discretionary limitations above, this line of
Is:
     X OPEN-END (Business or Agricultural only): I may borrow up to the Maximum amount of principal more than one time.
     __ CLOSED-END: I may borrow up to the maximum only one time.

2. PROMISSORY NOTE: I will repay any advances made according to this line of credit agreement as set out in the promissory note, I signed on March 24, 1999, or any note(s) I sign at a later time which represent advances under this agreement. The note(s) set(s) out the terms relating to maturity, interest rate, repayment and advances. If indicated on the promissory note, the advances will be made as follows: per customers verbal or written request.

3. RELATED DOCUMENTS: I have signed the following documents in connection with this line of credit and note(s) entered into in accordance with this line of credit:
__security agreement dated _____            X DEED TO SECURE DEBT OF EVEN DATE.
__mortgage dated _______________
X guaranty dated MARCH 24, 1999

4.   REMEDIES:  If I am in default on the note(s) you may:
  a. take any action as provided in the related documents;
  b. without notice to me, terminate this line of credit, by selecting any of these remedies you do not give up your right to later use any other remedy. By deciding not to use any remedy should I default, you do not waive your right to later consider the event a default, if it happens again.

5. COSTS AND FEES: If you hire an attorney to enforce this agreement I will pay your reasonable attorney's fees, where permitted by law. I will also pay your court costs and costs of collection, where permitted by law.

6. COVENANTS: For as long as this line of credit is in effect or I owe you money for advances made in accordance with the line of credit, I will do the following:
  a. maintain books and records of my operations relating to the need for this line of credit.
  b. permit you or any of your representatives to inspect and/or copy these records;
  c. provide to you any documentation requested by you which support the reason for making any advance under this line of credit;
  d. permit you to make any advance payable to the seller (or seller and me) of any items being purchased with that advance;

7. NOTICES: All notices or other correspondence with me should be sent to my address stated above. The notice or correspondence shall be effective when deposited in the mail, first class, or delivered to me in person.

8. MISCELLANEOUS: This line of credit may not be changed except by a written agreement signed by you and me. The law of the state in which you are located will govern this agreement. Any item of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation.

FOR THE LENDER                            SIGNATURES: I AGREE TO THE TERMS OF
                                          THIS LINE OF CREDIT.  I HAVE RECEIVED
                                          A COPY ON TODAY'S DATE.

By: /s/ Guy Quinn                         By: /s/ John R. Williams
GUY QUINN                                 JOHN R WILLIAMS
President                                 Vice President











  (b 2.) APPRAISAL OF EAGLE'S LANDING I-75 PROPERTY DATED AS OF OCTOBER 1, 1998
                     PREPARED BY BOB SORRELS & ASSOCIATES.











  PREPARED FOR
  HORIZON MORTGAGE LENDING, INC.



 APPRAISAL OF
 EAGLES LANDING I-75 PROPERTY

 AN 88.20 ACRE LAND TRACT
 LOCATED ALONG PROPOSED I-75
 FRONTAGE ROAD BETWEEN
 EAGLES LANDING PARKWAY AND JODECO ROAD


LOCATED IN STOCKBRIDGE, HENRY COUNTY GEORGIA


   DATE OF VALUE
  OCTOBER 1, 1998



 PREPARED BY
    BOB SORRELLS AND ASSOCIATES


BOB SORRELLS & ASSOCIATES


REAL ESTATE APPRAISERS & CONSULTING
FEE APPRAISERS VA FHA
RESIDENTAL COMMERCIAL ACREAGE
INDUSTRIAL SPECIAL USE ESTATES

1950 A HWY. 85 N.
J&R PLAZA
JONESBORO, GEORGIA 30236

OCTOBER 18, 1998

Horizon Mortgage Lending, Inc.
245 Country Club Drive
Building 300 - Suite A
Stockbridge, Georgia 30281

Attention: Ms. Diane McKoon

RE: Appraisal of Property
Eagles Landing I-75 Property
88.20 Acre Land Tract/Proposed Frontage Road
District 6 Land Lots 19, 20 and 46
Stockbridge, Henry County, Georgia

Dear Ms. McKoon:

In accordance with your request and authorization, Bob Sorrells and Associates has prepared a Limited Appraisal presented in a narrative Summary Report of the current market value of the Fee Simple Estate in the above referenced real property.

Enclosed is the report containing pertinent data, facts gathered, and analysis of this information. The analyses, opinions and conclusions were developed based on, and this report has been prepared in conformance with, our interpretation of the guidelines and recommendations set forth by the requirements of the Code of Professional Ethics and Standards of Professional Practice of the Appraisal Foundation, the Uniform Standards of Professional Appraisal Practice ("USPAP") of the Appraisal Foundation, and the National Association of Independent Fee Appraisers (NAIFA).

The subject property consists of approximately 88.20 acres of undeveloped land in the Eagles Landing planned development, located between the boundaries of Eagles Landing Parkway to the north and Jodeco Road to the south. Interstate Highway 75 forms the 'Western boundary and Eagles Landing Golf Course forms the eastern boundary. Significant to 'the appraisal and future value estimate is the Georgia Department of Transportation and Henry County Department of Transportation completion of Octagon Road (ie Frontage Road) between Country Club Drive and Jodeco Road as planned. Construction is reported to begin circa May 1999 and completion of construction circa Summer 2000.

The subject 88.20 acres is planned for commercial subdivision and marketing of the remaining 73.00 acres on completion of Octagon Road. 15.20 acres are being provided for Octagon Road- right of way and open space. The subject is zoned C-2 Commercial District, and all public utilities to include sanitary sewer are available for development needs. Octagon Road length along the developable portion of the property is approximately 3100 feet. This 100 foot right of way will open the interior of the tract with 6200 +_ feet of new road frontage (east and west sides combined). The western 27.60 acres of the property will front along the east side of I-75 with 3100 +_ feet thus giving the property excellent exposure and access to the 112,000 car per day traffic count along this major north-south interstate highway.

A total of 15 commercial sites ranging between one to two acres each are platted along the Octagon / I-75 right of way totaling 27.60 acres. A 15.70 acre tract is currently under contract to the Georgia Power Company for office development. The remaining 29.70 acres is found along the east side of Octagon Road, backing to three fairways of the Eagles Landing Golf course. Thus, the subject property is considered to have excellent marketing and development characteristics.

Surrounding development in the Eagles Landing market can be described as rapid, particularly in the area of residential, retail commercial, and office use. The availability and supply of alternative competing undeveloped properties is considered limited at this time.








Based on our investigation and analysis, it is our opinion that the Market Value of the fee simple interest of the subject property, subject to the Limiting Conditions and Assumptions contained herein, found in the present "As Is" undeveloped status, as of October 1', 1998 is:

Five Million, Seven Hundred Thirty Thousand Dollars
 ($5,730,000)

The future or prospective value of the subject property, completed per plans and specifications as submitted, subject to the Limiting Conditions and Assumptions contained herein, effective to the estimated date of completion in the Summer of 2000 is:

    Gross Aggregate Retail Market Value
  73.00 Acres

  Eighteen Million,  Four Hundred Thousand Dollars
 ($18,400,000)


  Present Worth Discounted Cash Flow Analysis
  73.00 Acres

   Ten Million, Two Hundred Thousand Dollars
 ($10,200,000)


Employment of the appraisers was not conditional upon the appraisers producing a specific value or a value within a given range. Future employment prospects are not dependent upon the appraisers producing a specified value. Employment of the appraisers and payment of the fee is not based upon whether a loan application is approved or disapproved.

We appreciate the opportunity to be of service on this property. Please let us know if we can be of further assistance in this or your other real estate appraisal matters.

Sincerely,


/s/ ROBERT WILSON, IFAS
  Robert Wilson, IFAS
  Ga. Cert. Gen. No. 1497
  Associate Appriaser


/s/ BOB SORRELLS, IFAS
  Bob Sorrells, IFAS
  Ga. Cert. Gen. No. 1154
  Chief Appraiser





LIMITING CONDITIONS AND ASSUMPTIONS

This appraisal is made subject to the following:

1. The appraiser assumes no liability for structural features not visible on ordinary careful inspection, nor do they assume any responsibility for sub-surface or foundation conditions.

2. Certain information used in this appraisal has been furnished by others. The sources and the information are considered to be reliable, but cannot be guaranteed.

3. It is assumed that the physical characteristics of the property, with regard to metes and bounds and road frontages, are essentially as depicted on the plat of the property, attached herewith as an Exhibit.

4. No responsibility is assumed for matters legal in character, nor is any opinion rendered as to title, which is assumed to be good and marketable. Normal mortgage loan encumbrances and utility easements are considered to exist.

5. If the property is under construction or proposed, it has been assumed that the mortgage banker, in soliciting funds for this project, has furnished to the user of this report complete plans, specifications, survey and photographs of the land and improvements.

6. The contents of the appraisal are for limited private use only. If, by virtue of this report, it becomes necessary to testify in court in support of the value estimate, an additional fee will be charged. If this report becomes property of any other party, other than the addressee or the person who has paid the fee connected herewith, permission must be obtained for reproduction or additional copies from the original addressee, and additional
fees will be charged    for any  further consultation, reappraisal, or review
of this property. Any subsequent copies of this report will be furnished at a cost of $50.00 per copy, plus typing/computer charges, if necessary, plus a base charge of $50.00.

7. Disclosures of the contents of this appraisal report are governed by the By-Laws and Regulations of the National Associati6n of Independent Fee Appraisers.





Neither all nor any part of the contents of this report (especially any conclusions as to value, the identity of the firm with which he is connected, or any reference to the National Association of Independent Fee Appraisers or to the I.F.A.S. designation) shall be disseminated to the public through advertising media, public relations media, sales media, news media, or any other public means of communication without prior written consent and approval of the undersigned.

In estimating the value of the subject property, every effort has been made to accurately reflect the physical condition of the improvements as of the date of inspection. However, the undersigned appraiser is not qualified to render opinions as to the integrity, or capacity, of the structural, mechanical, electrical, or plumbing systems, nor does he warrant or imply, by virtue of this report, the condition/capacity of said systems beyond those written observations included in the body of the appraisal report. Unless otherwise stated, it is assumed that all systems are in good working order and typical for the property type in its locale as of the date of inspection It is further recommended, in conjunction with the appraisal, that "client" obtain at his/her expense qualified opinion(s) as to the condition or capacity of such systems.

It is also recommended that the client obtain at his/her expense, qualified opinions as to the presence, if any, of toxic materials, chemicals, insulation, radon gas, soil or water contamination or any other contamination undetectable by normal observations during the appraisers inspection of the property. Any reported findings contrary to the assumptions or stated observations included in this report could affect the estimated value of the property as stated.

The appraisal assignment was not based on a requested minimum valuation, a specific valuation, or the approval of a loan.




CERTIFICATION AND ACKNOWLEDGMENT
OF PROFESSIONAL PARTICIPATION:

The appraiser hereby certifies:

1. That he does not have any undisclosed interest of the property, the subject of this report, either past, present or contemplated.

2. That he does not have any personal interest or bias with respect to the subject matter of this appraisal report or the parties involved.

3. To the best of my knowledge and belief the statements of fact contained in the appraisal report, upon which the analyses, opinion and conclusions expressed herein are based, are true and correct.

4. The appraisal report sets forth all of the limiting conditions imposed by the terms of my assignment, or by the undersigned, affecting the analysis, opinions, and conclusions contained in the report.

5. This appraisal report has been made in conformity with and is subject to the requirements of the Code of Professional Ethics and Standards of Professional Practice of the Appraisal Foundation, the Uniform Standards of Professional Appraisal Practice ("USPAP") of the Appraisal Foundation, and the National Association of Independent Fee Appraisers (NAIFA).

6. That the employment and compensation of the appraiser, or his associates, for rendering the opinions expressed herein, are not contingent upon the values expressed, nor upon any other factor, other than the preparation and delivery of this report for the predetermined fee.

7. Robert Wilson, IFAS, did personally inspect the property which is the subject of this report. Bob Sorrells, IFAS, did not make a personal inspection of the property, but performed as Chief Appraiser and reviewed the report on completion.

8. Certain information upon which the opinions of value are based is gathered, maintained, verified and prepared by a research staff in the employ of the appraiser. The staff is supervised by the appraiser and is judged by him to be of competent, professional ability. Acknowledgment is made of their contribution. Names, professional qualifications, and extent of their participation can be furnished to the client upon request.

9. The appraisal assignment was not based on a required minimum valuation, a specific valuation, or the approval of a loan.

10. Recertification:
The National Association of Independent Fee Appraisers has a mandatory program of continuing education for designated members. Those who meet the standards of the program are considered to have recertified. I am certified under the program through December 31st, 1998.



/s/ ROBERT WILSON, IFAS
  Robert Wilson, IFAS
  Ga. Cert. Gen. No. 1497
  Associate Appriaser


/s/ BOB SORRELLS, IFAS
  Bob Sorrells, IFAS
  Ga. Cert. Gen. No. 1154
  Chief Appraiser







TABLE OF CONTENTS

LETTER OF TRANSMITTAL

LIMITING CONDITIONS AND ASSUMPTIONS

CERTIFICATION AND ACKNOWLEDGMEN
OF PROFESSIONAL PARTICIPATION

LAND APPRAISAL REPORT                                                    1

SUMMARY OF SALIENT FACTS AND CONCLUSIONS                                 2

IDENTIFICATION OF THE PROPERTY                                           4

LEGAL DESCRIPTION                                                        5

PURPOSE AND DATE OF APPRAISAL                                            5

FUNCTION OF APPRAISAL                                                    5

PROPERTY RIGHT APPRAISED                                                 5

APPRAISAL DEFINITIONS                                                    6

THREE YEAR HISTORY OF PROPERTY                                           7

SCOPE OF THE APPRAISALS                                                  8

ANTICIPATED MARKETING PERIOD                                             9

COMPETENCY OF APPRAISERS                                                10

METROPOLITAN ATLANTA OVERVIEW                                           11

HENRY COUNTY OVERVIEW                                                   13

NEIGHBORHOOD OVERVIEW                                                   17

GENERAL DESCRIPTION AND ANALYSIS OF THE PROPERTY                        19

ASSESSMENT AND REAL ESTATE TAXES                                        24

ZONING DISTRICT                                                         24

SUBJECT PHOTOGRAPHS                                                     25

HIGHEST AND BEST USE                                                    27

THE APPRAISAL PROCESS                                                   30

APPRAISAL METHODOLOGY                                                   31

SALES COMPARISON APPROACH                                               33

SUMMARY OF LAND SALES (Acreage)                                         36

SUMMARY MARKET ANALYSIS (Acreage)                                       50

I-75 FRONTAGE SITE SALES                                                50

I-75 INTERIOR SITE SALES                                                51

INCOME APPROACH: DEVELOPERS ANALYSIS                                    53

SUMMARY ABSORPTION STUDY                                                55

I-75 FRONTAGE SITES                                                     55

I-75 INTERIOR SITES                                                     56

DISCOUNTED SELLOUT ANALYSIS                                             58

CONCLUSION OF VALUE                                                     60

ADDENDA SECTION                                                         61

APPRAISER QUALIFICATIONS


LAND APPRAISAL REPORT

OWNERSHIP:   Killearn Properties of Ga. Inc.
ADDRESS:    600 Country Club Drive
CITY/STATE:   Stockbridge, Georgia 30281
PHONE: (770) 389-2020
CLIENT: Horizon Mortgage Lending, Inc.
STREET ADDRESS: 245 Country Club Drive-300 A
CITY/STATE:   Stockbridge, Georgia 30281
PHONE: (770) 474-6044
PROPERTY INFORMATION: Eagles Landing I-75 Property
STREET ADDRESS: Octagon Road (Proposed)
CITY/STATE:   Stockbridge, Georgia 30281
COUNTY: Henry
DISTRICT    6th
LAND LOTS:    19, 20, 46
AERO MAP NUMBER:  440-L-03
ATLANTA SMA:  0520
STATE/COUNTY CODE:  13151
CENSUS TRACT NO.:   701.03
TAX ASSESSMENT MAP:   52-01-25.20
FEMA  MAP PANEL:  130468 0070B (11-2-83)
AD VALOREM TAX VALUE: $702,000 (FMV 1998)
File No. H106OCN


SUMMARY OF SALIENT FACTS AND CONCLUSIONS


IDENTIFICATION OF PROPERTY:   Eagles Landing I-75 Property

LOCATION:    East side I-75 between Eagles
Landing Parkway and Jodeco Road
Stockbridge, Henry County, Ga.

LAND SIZE:   88.20 Acres+ -

AND USE:    Undeveloped

ROAD FRONTAGE: 3100 Feet E/S I-75
3100 Feet Proposed octagon Road

TRAFFIC COUNT: 112,004 cars per day/I-75

ZONING DISTRICT: C-2 Commercial District
Henry County Zoning Authority

PUBLIC UTILITIES: All public utilities available

TOPOGRAPHY: Slope to rolling with evidence of creek/flood plain soils along Pates Creek/tributaries

IMPROVEMENTS:  3100'  Octagon Road (Proposed)

DATE OF VALUE  ESTIMATE:    October 1, 1998

HIGHEST AND BEST USE:  Planned Unit Development
(office  Commercial)

INTEREST APPRAISED:  Fee Simple Estate

SITE DATA:

Georgia Power Site  15.70 Acres
Golf Course Office Site    4.00 Acres
Interior Octagon Road Sites  25.70 Acres
I-75 / Octagon Road Sites    27.60 Acres
Road Right of Way/Open Land  15.20 Acres

SUMMARY OF VALUE INDICATIONS:

  As Is Undeveloped                   88.20 Acres        $5,733,000

  Projected Retail Market Value

  Georgia Power Site                  15.70 Acres        $1,570,000
  Golf Course Office Site              4.00 Acres        $  800,000
  Interior Octagon Road Sites         25.70 Acres        $7,067,500
  I-75 / Octagon Road Sites           27.60.Acres        $8,970,000
  Right of Way / Open Land            15.20 Acres        $        0

  Eagles Landing I-75 Property        88.20 Acres       $18,407,500
  Called                                                $18,400,000

  Present Worth Discounted Cash  Flow Analysis

  Eagles Landing I-75 Property        88.20 Acres       $10,200,000

 ESTIMATED MARKET VALUE:

  As Is-Undeveloped Acreage                             $ 5,733,000

  As Proposed-Completed Octagon Road Project            $10,200,000



IDENTIFICATION OF THE PROPERTY

Eagles Landing is situated approximately 20 radial miles southeast of Atlanta's central downtown business district, and 10 miles southeast of Hartsfield International Airport. The planned development uses within Eagles Landing include single family residential, commercial and industrial of surrounding properties.

The subject property consists of approximately 88.20 acres of undeveloped land in the Eagles Landing planned development, located between the boundaries of
Eagles Landing Parkway to the north and Jodeco Road to the south.   Interstate
Highway 75 forms the western boundary and Eagles Landing Golf Course forms the eastern boundary. Significant to the appraisal and future value estimate is the Georgia Department of Transportation and Henry County Department of Transportation completion of Octagon Road (ie Frontage Road) between Country Club Drive and Jodeco Road as planned. Construction is reported to begin circa May 1999 and completion of construction circa Summer 2000.

The subject 88.20 acres is planned for commercial subdivision and marketing of the remaining 73.00 acres on completion of Octagon Road. 15.20 acres are being provided for Octagon Road right of way and open space. The subject is zoned C-2 Commercial District, and all public utilities to include sanitary sewer are available for development needs. Octagon Road length along the developable portion of the property is approximately 3100 feet. This 100 foot right of way will open the interior of the tract with 6200 + feet of new road frontage (east and west sides combined). The western 27.60 acres of the property will front along the east side of I-75 with 3100 + feet thus giving the property excellent exposure and access to the 112,000 car per day traffic count along this major north-south interstate highway.

A total of 15 commercial sites ranging between one to two acres each are platted along the Octagon / I-75 right of way totaling 27.60 acres. A 15.70 acre tract is currently under contract to the Georgia Power Company far office development. The remaining 29.70 acres is found along the east side of Octagon Road, backing to three fairways of the Eagles Landing Golf course.



LEGAL DESCRIPTION

An,abbreviated legal description is provided as following. A formal legal description and boundary survey was not provided during assignment.
Appraisal has relied on preliminary plat from Moore, Bass, & Bibler, Stockbridge; and Henrv County tax plats. The subject property is located in Land District 6, Land Lots 19, 20, and 46. The subject is identified further as part of tax map legal 52-1-25.20


PURPOSE AND DATE OF APPRAISAL

The purpose of the appraisal has been to estimate the Market Value of the property identified as an 888.20 acre land tract in it's present "As Is" status; and "As Proposed or the Future Value on completion of the proposed I-75 frontage road, Octagon Road. The value estimate expressed herein considers October 1, 1998 as the effective date of value which is the initial date of the property inspection. The Future or Proposed Market Value is projected to the estimated date of road construction completion, Summer 2000.


FUNCTION OF APPRAISAL

The function of this appraisal is for internal decision making and mortgage loan underwriting.


PROPERTY RIGHT APPRAISED

The property right appraised is the fee simple ownership. Fee simple is an absolute fee, which is an inheritable estate and a fee without limitations to any particular class of heirs or restrictions, but subject to the limitations of eminent domain, escheat, police power and taxation.



APPRAISAL DEFINITIONS

Market value may be defined as follows:

"The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably and assuming the price is not affected by undue stimulus." Implicit in this definition is the consummation of a sale as of a specified date and .passing of title from seller to buyer under conditions whereby:

  1) Buyer and seller are typically motivated.

  2) Both parties are well informed, or well advised and each acting in what he considers his own best interest.

  3) A reasonable time is allowed for exposure in the open market.

  4) Payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto.

  5) The price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale.

The source of the foregoing definitions was the "Income Property. Appraising Textbook" published by the National Association of Independent Fee Appraisers.

Fee Simple ownership may be defined as an absolute ownership unencumbered by any other interest or estate subject only to the four powers of government." The four governmental powers include eminent domain, escheat, police power and taxation.

Leased Fee Estate (Interest) is defined as "an ownership interest held by a landlord with the right of use and occupancy conveyed by lease to others; the rights of lessor or the leased fee owner and leased fee are specified by contract terms contained within the lease."




Fee Simple Title (Interest) is defined as "a title that signifies ownership of all rights in a parcel of real property subject only to the limitations of the four powers of government."

As-Is Value is defined as the actual physical, legal, economic, and political status of the property on the effective date of valuation.

Fair Value is defined as "the cash price that might reasonably be anticipated in a current sale under all conditions requisite to a fair sale. A fair sale means that buyer and seller are each acting prudently and knowledgeably, and under no necessity to buy or sell_ i.e., other than in a forced or liquidation sale. The appraiser should estimate the cash price that might be received upon exposure to the open market for a reasonable time, considering the property type and local market conditions. When a current sale is unlikely i.e., when it is unlikely that the sale can be completed within 12 months-the appraiser must discount all cash flows generated by the property to obtain the estimate of fair value. These cash flows include, but are not limited to, those arising from ownership, development, operation, and the sale of the property. The discount applied shall reflect the appraiser's judgement of what a prudent, knowledgeable purchaser under no necessity to buy would be willing to pay to purchase the property in a current sale. Whenever the appraiser believes that more than one year is necessary for a fair sale of the property, the appraisal shall state and justify the estimated time and state the annual discount rate applied.

THREE YEAR HISTORY OF PROPERTY

The present owner (s) of record is shown as Killearn Properties Inc. of Georgia, formerly known as Atlanta Tech Center Inc. Killearn Property was owner of record for a period of time exceeding three years. The last known recorded deed is shown as Deed Book and Page 1271-142 thru 144 on the property record card, With a date indicating February 20, 1996. Other corporate name ownership is known prior to this date, transferred internally. The property which consists of 88.20 +/- undeveloped acres is part of initial Eagles Landing planned development.

No other sale or transfer of the subject property within the last three years is known nor indicated in available public records.


SCOPE OF THE APPRAISAL

This appraisal is intended to comply with the Uniform Standards of the Professional Appraisal Practice promulgated by the Appraisal Standards Board of the Appraisal Foundation and the Guide Notes to the Standards of Professional Appraisal Practice adopted by the National Association of Independent Fee Appraisers. The standards contain binding requirements and specific guidelines that deal with procedures to be followed in developing an appraisal, analysis, or opinion. These uniform standards set the requirements to communicate the appraisers analysis, opinion, and conclusions in a manner that will be meaningful and not misleading in the marketplace.

A narrative summary appraisal report on the subject property has been prepared. The subject property data such as land size, location, utilities and zoning are considered and presented in this report. Market data, including sales of similar undeveloped commercial tracts have been identified, researched, analyzed, and if applicable, presented in the report ., The data has been used to estimate the highest and best use of the subject property and to estimate the market value found as is. Market analysis was performed to include projecting absorption rates of the proposed future commercial building site acreage; and to estimate the retail market value of the individual tracts.

The appraisers lack the knowledge and experience with respect to the detection and measurement of hazardous substances. Therefore, this assignment does not cover the presence or absence of such substances as discussed in the Limiting Conditions and Assumptions section. However, any visual or obviously known hazardous substances affecting the property will be reported.

The documentation necessary to support our estimate of value is contained in this appraisal report; and retained in the appraisal office data base.


ANTICIPATED MARKETING PERIOD

The subject property consists of approximately 88.20 acres of undeveloped land in the Eagles Landing planned development. The property lies just south of Eagles Landing Parkway at Interstate Highway 75 at Exit 73; and just south of the incorporated city limits of Stockbridge. The property is described as undeveloped acreage zoned commercial C-2 that allows for a wide range of development use. The property has all public utilities available, adequate road frontage for access in it's present configuration, and is visible to interstate highway traffic reported at 112,000 cars per day at this location.

The commercial and industrial market, as well as residential land market in Henry County remains very active with numerous signs of current development taking place. The subject tract is considered within this market, and as such is considered desirable to a number of prospective purchasers requiring either development land or land for speculative investment holding.

In order to estimate a normal marketing period necessary to expose the property to achieve a fair sale, several assumptions are employed. These include (a) the property should be priced at a reasonable markup over market value as typically employed by sellers of similar type properties. Overpricing the property will prolong the marketing period; (b) the property should be actively exposed and aggressively marketed to potential purchasers through normal marketing channels used by sellers of similar type properties;
(c) the sale should be consummated under the terms and conditions of the definition of market value required by governmental regulations set forth in the Purpose, Function, and Date of Appraisal section which preceded this section. Using these prerequisites, a marketing period of approximately one to two years should be appropriate for marketing the subject tract, As Is, if the property is competitively priced and aggressively and professionally marketed. On completion of the proposed frontage road, Octagon Road, subdivision and marketing of the tract into smaller commercial user sites would require an extended period of time in appraisers opinion. The result of our absorption analysis estimates a four year or less marketing period.



INSERT MAP-SUBJECT


COMPETENCY OF APPRAISERS

With reference to qualifications of appraisers in the Addendum and a Bob Sorrells and Associates resume on file with the client, Bob Sorrells, IFAS and Robert Wilson, IFAS both have had previous appraisal experience with this type Of property and are local appraisers very familiar with immediate market area. Each appraiser holds a state appraiser license as Certified General Real Estate Appraiser, No. 1154 and No. 1497 respectively.

We have performed numerous undeveloped acreage appraisals, both large and small commercial tracts, in Henry, Clayton, Fayette, Coweta, Spalding, and South Fulton Counties for various lending institutions to include Wachovia, SouthTrust, Southern Crescent Bank, Tara State Bank, Bank of Coweta,
Griffin Federal, Fayette County Bank, First Citizens Bank, Newnan Savings Bank, Bank of Newnan, Bank of Spalding County, First State Bank, developers, governmental agencies, among others.



METROPOLITAN ATLANTA OVERVIEW

Relative to the appraisal of any form of real estate, the underlying demographic and economic forces of the surrounding community should be thoroughly considered as they affect the property being appraised. Potential demand for real estate is a product of the growth and stability of its environs. For this basic reason, a brief synopsis of the Atlanta metro-politan area including Atlanta as an individual entity, is deemed an integral part of this analysis. A location map is included within this section.

Atlanta is located in the northwestern portion of Georgia and is the state's capital and largest city. In 1960, the Atlanta region became the first metropolitan area in the Southeast to reach a population level of 1.0 million. The Atlanta region (nine-county area) has experienced a rapid growth in population in recent years, increasing 37% between 1960 and 1970, 26% between 1970 and 1980, and 31% between 1980 and 1990. The current population is estimated to be approximately 2.847 million and is growing at an estimated annual rate of 2.7%. Atlanta is currently ranked as the eighth largest MSA in the nation in size of population according to Sales & Marketing Management's 1995 Survey of Buying Power Demographics USA.

The Atlanta Metropolitan Region has played, and will continue to play a major role in the continued growth of Georgia and Southeastern United States. It should continue to represent the major employment hub for the "Sunbelt" region. The growth is supported by the steady increase in population, the number of construction starts from residential and commercial structures, the diversification of the work force, and the constant efforts to improve the regional transportation system. Atlanta is already the center for federal government operations in the Southeast and home of the southeast regional offices of the Federal Reserve Bank, the Resolution Trust Corporation (RTC), the Federal Deposit Insurance Corporation (FDIC), and the Office of Thrift Supervision (OTS). In addition, about 450 of Fortune's 500 largest industrial firms have operations in the Atlanta region, and fourteen corporations, including Coca Cola, Delta, Gold Kist Fuqua, Georgia Pacific, National
Services Industries, Royal Crown, Home Depot, and Oxford Industries, are Headquartered here. Hartsfield Atlanta International Airport has played a major role in the city's growth as an international city as well as a national convention center. Atlanta, once an aging city with serious economic problems, emerged as one of the most dynamic metropolitan areas of the 1980's. The foundation of the area's rejuvenation was established during the 1970's with the construction of Hartsfield International Airport. The facility, which remains a model for other airports throughout the nation and offers direct access to most U.S. markets, has made the area particularly attractive to businesses with national operations. The airport, along with the construction of a number of world-class hotels, have made the Atlanta area one of the nation's top convention centers as well. With the addition of new, high-quality office properties, Atlanta continues 'to attract large corporations.

In recent years the Atlanta area has been experiencing an expansion in the economy, setforth by the announcement of the 1996 Summer Olympics. Major relocations by companies like UPS and Holiday Inn Corporation, coupled with the recently held 1996 Summer Olympics should set the pace for economic well being within the near future.

The subject is situated approximately twenty radial miles south of the Atlanta Central Business District.



INSERT LOCATION MAP OF SUBJECT



HENRY COUNTY OVERVIEW

Location

North Henry County is located approximately 12 radial miles southeast of the Atlanta Central Business District. The county encompasses 331 square miles and is one of the eighteen counties which make up the Atlanta Metropolitan Statistical Area. Neighboring counties include Clayton, DeKalb, Rockdale, Newton, Butts and Spalding. A location map is provided within this section.

Municipalities

There are four municipalities in Henry County. They are Hampton, Locust Grove, McDonough (the county seat), and Stockbridge.

Population

The 1970 population for the county was 23,724 persons. It increased to 36,309 persons in 1980 according to the U.S. Bureau of Census. This indicates a 53% growth rate for the decade. The results of the 1990 census showed a population of 58,741 for a growth rate of 62% for the most recent decade. The 1992 county population has been estimated at 63,900 by ARC. The following chart illustrates the county and municipality populations for 1970, 1980, and 1990:

                 1970      1980       1990

 Henry County   23,724      36,309     58,741
 McDonough       2,675      2,778      2,929
 Stockbridge     1,561      2,103      3,359
 Hampton         1,551      2,059      2,694
 Locust Grove      642      1,479      1,681

Employment

Henry County employment has been dominated by the manufacturing and wholesale/retail trade industries since 1970. Major employers within Henry County are NEC Home Electronics (TV & Computers), Snapper Power Equipment (farm and garden machinery), Ford Motor Company (southeastern parts warehouse) Dowling Textile Manufacturing (women's outerwear), and Southern States, Inc. (electric distributing equipment). Other nearby, major employers of Henry County residents include Danrik Ltd., Delta Airlines, Inc., International, Georgia Purchasing, J.C. Penney Company, Inc., Hercules, Inc., Mobile Oil Corporation, Lithonia Lighting, and Dundee Mills, Inc. These employers are located in neighboring counties which include Clayton, Newton, Rockdale, and Spalding. Approximately 60% of Henry County's labor force commutes to employers outside the county. Snapper Power Equipment recently made the decision to close its two out of state manufacturing plants and move them to its headquarters in McDonough. Modifications to the local plant have recently been completed. In conjunction with this decision, they have leased a new, nearby-228,400 square foot warehouse to handle warehouse and distribution activities. Also recently completed in McDonough is a new 600,000 square foot facility which houses Ford Motor Company's south-eastern parts distribution division. The facility is located in Liberty Industrial Park. The Nestle Corporation is currently constructing a warehouse and distribution center at the intersection of I-75 and Georgia Highway 155. The B K Group recently opened a facility in Technology Point at Eagle's landing.

The labor force for Henry County as of December, 1994 was 32,899 persons. The unemployment rate for Henry County in December was 5.1% in comparison with 5.4% for metropolitan Atlanta, 5.8% for the State of Georgia, and 7.3% for the United States.

Income

There are approximately 21,900 households in Henry County. The per capita income in Henry County in 1996 was $17,341 which ranked eighth in the Atlanta Metropolitan Statistical Area.

Economic and Development Trends

Until recently the southern counties of the Atlanta Metropolitan Area have
been viewed as a stagnant, slow- growing area.    Even though, in the past,
development within the southern area cannot be compared to the development and growth occurring in the northern counties (such as Gwinnett and Cobb) of the Atlanta MSA, steady growth has occurred. Past demographic and employment trends and recent, current, and future commercial, residential, and industrial growth give the area a positive outlook.

In early to mid 1980's, Atlanta's southern counties began to increasingly attract the attention of northside, regional, national, and international developers and investors. The area is now referred to as the "Southern Crescent". Geographically, the Southern Crescent extends from Rockdale County to the east, to Coweta County on the west, Clayton, Henry and Fayette counties in the middle, and Spalding County to the South. Clayton, Fayette, and Henry counties constitute the heart of the Crescent. This area roughly forms the shape of a quarter-moon, lies south of I-285, and is anchored on the north by Atlanta's Hartsfield International Airport. The airport is the major economic stimulus in the area.

Surrounding the subject, an important development which is influencing growth in Henry County, as well as facilitating the changing image of the southern counties in the Atlanta region, is Eagle's Landing. Eagle's Landing, formerly Atlanta Tech Center, is a 3,000 acre mixed use development of Florida-based Killearn Properties. It is located in the northeast and southeast quadrants of the I-75 and Hudson Bridge Road interchange and extends east to Georgia Highway 42.

Eagles's Landing includes an 18-hole golf course, designed by Tom Fazio, which was named Best New Course in Georgia several years ago. Overlooking the 18th
hole is the Eagle's Landing Country Club.   This is a 51,000 square foot
facility in the "Southern Traditional" style which has five dining rooms and can accommodate functions for up to 300 people. Other features of the country club include health club facilities, a swimming pool, tennis courts, and a 7,000 square foot tennis pro shop and observation deck. A sixty room hotel has recently been completed on the grounds.

There are several subdivision developments surrounding the golf course as well as peripheral locations within Eagles Landing. Golf front homes are continuing to be built with values exceeding $500,000. The median price of homes is above $200,000. Windsong, located on the north side of Eagles Landing Parkway, is mid-level priced with home sales in the middle $100,000 and up. Entry level pricing is found at Parkside at Eagles Landing in the lower $100,000 range.

The developers of Eagle's Landing donated a site on Tunis Road to the Henry County Board of Education for a school.




Eagle's Landing High School opened in 1990 and reflects the high quality of construction found elsewhere in the development. A junior high has also been included within the campus area, and a private school, Windsong Academy, has also recently opened .

Office development within the Eagle Landing area includes Eagle's Point which is a traditional style brick project of two and three-story buildings.
Killearn Properties is developing Eagle's Landing Corporate Center business park which will stretch along the #1 fairway of the golf course. Henry
General Hospital is located in Eagle's Landing and has recently been expanded with additional expansion now planned. Henry General Hospital is a full-service, 124-bed facility with approximately 300 doctors on staff.
Adjacent to the hospital is the 14-acre Eagle's Spring Center which is primarily devoted to medical and professional office space. Crescent Pines Psychiatrist Hospital opened in 1992. One third (about 1,000 acres) of
Eagle's Landing is designated as light industrial-distribution. Existing enterprises include U S A Box, BellSouth Services Materials Distribution (supply), BellSouth Services Material Disposition (salvage), Carbonic Industries ,Ply Mart, and Disco, Inc.. Group VI Corporation is developing
Phase I of a 400 acre industrial park known as Technology Pointe. The first building containing 40,000 square feet, and occupied by B K Group, a cosmetics manufacturing firm, opened in 1992.

There are numerous other industrial centers either proposed or currently under development throughout Henry County. These include Bethlehem Park, Greenwood Industrial Park, Hampton Industrial Park, Henry Industrial Park, Industrial Parkway District, Liberty Park for Commerce and Industry, McDonough Industrial Center, and Racetrack Road Industrial District. The more substantial developments have located in Eagle's Landing, Liberty Park for Commerce and Industry, Greenwood Industrial Park, and Technology Pointe. The completion of Interstate Highway 675 in the fall of 1987 contributed to the growth in current and proposed development for Henry County. Interstate Highway 675 is currently a nine and one-half mile highway which originates immediately south of Georgia Highway 138 along Interstate Highway 75 and intersects with the southeastern portion of Interstate Highway 285. I-675 was constructed to alleviate the increasing traffic into the Atlanta Central Business District.



INSERT A NEIGHBORHOOD MAP SHOWING SUBJECT



Currently there is only a moderate amount of development along Interstate Highway 675. The majority of development is located at its interchange with Highway 138/Stockbridge Road. However, there are numerous proposed developments for this stretch of interstate highway. In the coming years this area should experience increasing growth in population as well as a variety of development uses.

Conclusions

Henry County is experiencing the majority of its growth within the Stockbridge and McDonough areas. These two areas are well located near Interstate Highway 675, Interstate Highway 75, and numerous U.S. and Georgia highways. The county's strong infrastructure of utilities and road systems will continue to improve and can readily support the expanding industrial, residential, and retail/commercial sectors in the immediate future. The county's government is using foresight in its planning to properly ensure that the infrastructure will be adequate to permit continued growth.

The county is well located near major employment centers as well as the Atlanta Hartsfield International Airport and the regional Southlake Mall. The population and income levels should continue to increase. Unemployment should continue to be low due to the increasing development in all sectors in and around the county. Henry County should continue to prosper and should contribute to and benefit from the economic success of the Southern Crescent.

NEIGHBORHOOD OVERVIEW

The subject property and it's neighborhood are located in the southern section of the metropolitan Atlanta area in the suburban community known as Stockbridge, in Henry County, approximately 10 miles southeast of Hartsfield Atlanta International Airport and approximately 20 miles south of the Atlanta Central Business District.

The neighborhood surrounding the subject has to be defined and analyzed in terms of the most probable use of the property. As will be supported in the Highest and Best Use, the most probable use of the subject tract, as improved, is considered to be a planned unit development, or multiple type development use. Within this context, the neighborhood can generally be' defined as the immediate area of similar prevailing commercial, industrial, and single family residential type land uses. Neighborhood boundaries have been delineated based primarily upon transitions in dominant development characteristics and physical features such as transportation arteries.

The immediate neighborhood is generally defined as that area west to Highway 42 at the end of Eagles Landing Parkway, to the east end of Hudson Bridge Road at it's intersection with Highway 351 aka Jodeco Road. Commercially, this location draws primarily residential property owners from Lake Spivey (4.0 miles west) to Eagles Landing and it's surrounding subdivisions. Development within the surrounding area is predominantly single family residential, balanced with expanding commercial, industrial, and apartment uses. Along Hudson Bridge Road (west) and Eagles Landing Parkway (east) the neighborhood is found mixed use with commercial, industrial, and multi-family. The subject is found near both medical office development in close proximity to Henry General Hospital to the east, and strip commercial development along Hudson Bridge Road, Eagles Landing Parkway, Rock Quarry Road, and Highway 42.

Along the Eagles Landing thoroughfare, other commercial uses found include banks, daycare, veterinary clinic, professional offices, medical offices, motels, convenience stores, industrial parks, office parks, and free standing restaurants. As mentioned, Henry General Hospital and Eagles Landing form the focal point of the neighborhood. Thus the subject is found in a very desirable multiple use, expanding and demographically appealing neighborhood.

Considering the development of the surrounding properties, and convenient access to transportation, employment, recreation centers, shopping and school properties, the subject is considered to have a viable multiple use appeal and marketability.

GENERAL DESCRIPTION AND ANALYSIS OF THE PROPERTY



Location

The subject is consists of a relatively large land tract located within the Eagles's Landing planned development. The general location is placed between the boundaries of Eagles Landing Parkway and Country Club Drive (north) , Interstate Highway 75 (west), Jodeco Road (south)-, and the No. 2, 3, and
4 Fairways of Eagles Landing Golf Course. The property lies immediately south of Eagles Landing Parkway at Interstate Highway 75 at Exit 73; and just south of incorporated city limits of Stockbridge. This location is placed near the southern city limits of Stockbridge, and approximately 18 radial miles south of Atlanta's Central Business District and 10 radial miles southeast of Hartsfield International Airport.


Land Area

The subject tract contains a total of approximately 88.20 acres. Subject site plan and general boundary survey is enclosed on following pages.

On completion of the proposed frontage road (Octagon Road) ,the required right of way (100 foot width) and common/open land areas will consume 15.20 acres. This includes the undevelopable creek bottom and flood prone lands.

The development land has a reported total of 73.00 acres. This is divided into several land categories for descriptive and marketing purposes as following:

Georgia Power Site 15.70 Acres
Golf Course Office Site  4.00 Acres
Interior Octagon Road Sites  25.70 Acres
I-75 / Octagon Road Sites27.60 Acres
Development Land Total  73.00 Acres



Area Streets

Eagles Landing Parkway is presently a two lane asphalt paved 200 foot wide right of way that begins at the eastern corner of I-75 and travels approximately 1.60 miles east to it's intersection with Highway 42. Formerly known as Hudson Bridge Road, a small section near the interstate is divided four lane. At Highway 42 and to the east, the right of way of Eagles Landing Parkway has recently been extended further as an 80+ acre tract continues to develop with a traffic signal at the intersection. Plans are in progress to Widen the existing lanes as well as the bridge over I-75.

Highway 42 which is located one mile to the east has a variable right of way, and is also presently a two lane asphalt paved right of way. This state highway joins the city of Stockbridge, about 2.0 miles north; with the city of McDonough found about 4.0 miles to the south. Traffic count is 10,002 cars per day on Highway 42 at Eagles Landing Parkway.

Country Club Drive is located near the I-75 exit at Eagles Landing Parkway and provides direct access to the subject. This road curves and extends easterly and loops back to Eagles Landing Parkway east of the subject. This road provides the primary access to Eagles Landing subdivision, Country Club, Golf Course, and Corporate Center Business Park in the subject neighborhood.

Rock Quarry Road is described as a 80 foot right of way, two lane asphalt paved. Rock Quarry Road terminates at Eagles Landing Parkway to it's south near the subject; becoming Country Club Drive south of the traffic signal controlled intersection. Rock Quarry Road proceeds north from the subject several miles into the center of Stockbridge, terminating at the south side of Highway 138/42 or North Henry Boulevard.

Octagon Road is the proposed subject frontage road that will be constructed by Georgia and Henry County Department of Transportation through the Summer of 2000. On completion this road will provide 3100 feet of frontage on both sides of it's right of way, through the subject 88.20 acres. The 100 foot right of way terminates south of the subject at it's intersection with Jodeco Road, I-75 Exit 72.



Traffic Counts

The 1997 Department of Transportation traffic counts for I-75 along the subject's west boundary are reported as 112,004 cars per day; with 13,172 cars per day along Eagles Landing Parkway.

Access, Visibility and Functional Utility

Access to the subject is presently limited to the southern side of Country Club Drive, and adjoining Killearn property. Primary access will be from the completed Octagon Road. This 100 foot right of way will open the interior of the tract with 6200 + -feet of new road frontage (east and west sides combined). The western 27.60 acres of the property will front along the east side of I-75 with 3100 + - feet thus giving the property excellent exposure and access to the 112,000 car per day traffic count along this major north-south interstate highway.

The functional utility of the site excellent. The land is of sufficient size to allow for a number of planned uses. In appraisers opinion, the utility of the tract is limited only by topographic considerations.

Topography and Drainage

The subject tract is found as essentially undeveloped acreage with a variable topography ranging from sloping and hilly to level and creek bottom. overall drainage is assumed adequate for development purposes. Considering the topographic survey of the property, the development potential of the land appears average, with individual site grading required.

Flood Zone

According to the Henry County Georgia FEMA Map (130468-0070 B) which is provided in this report,101-the source of abutting flood plain is found along the banks of Pates Creek that form the northern boundary line of the property. A precise acre amount in flood plain has not been provided to date, but is included in the 15.20 acres of open and road right of way. Fema panels are used to determine appropriate flood insurance rates in a given area for participation in the federal flood


Area Streets

Eagles Landing Parkway is presently a two lane asphalt paved 200 foot right of way that begins at the eastern corner of I-75 and travels approximately 1.60 miles east to it's intersection with Highway 42. Formerly known as Hudson Bridge Road, a small section near the interstate is divided four lane. At Highway 42 and to the east, the right of way of Eagles Landing Parkway has recently been extended further as an 80+ acre tract continues to develop with a traffic signal at the intersection. Plans are in progress to widen the existing lanes as well as the bridge over I-75.

Highway 42 which is located one mile to the east has a variable right of way, and is also presently a two lane asphalt paved right of way. This state highway joins the city of Stockbridge, about 2.0 miles north; with the city of McDonough found about 4.0 miles to the south. Traffic count is 10,002 cars per day on Highway 42 at Eagles Landing Parkway.

Country Club Drive is located near the I-75 exit at Eagles Landing Parkway and provides direct access to the subject. This road curves and extends easterly and loops back to Eagles Landing Parkway east of the subject.This road provides the primary access to Eagles Landing Subdivision, Country Club, Golf Course, and Corporate Center Business Park in the subject neighborhood.

Rock Quarry Road is described as a 80 foot right of way, two lane asphalt paved. Rock Quarry Road terminates at Eagles Landing Parkway to it's south near the subject; becoming Country Club Drive south of the traffic signal controlled intersection. Rock Quarry Road proceeds north from the subject several miles into the center of Stockbridge, terminating at the south side of Highway 138/42 or North Henry Boulevard.

Octagon Road is the proposed subject frontage road that will be constructed by Georgia and Henry County Department of transportation through the Summer of 2000. On completion this road will provide 3100 feet of frontage on both sides of it's right of way, through the subject 88.20 acres. The 100 foot right of way terminates south of the subject at it's intersection with Jodeco Road, I-75 Exit 72.



Traffic Counts

The 1997 Department of Transportation traffic counts for I-75 along the subject's west boundary are reported as 112,004 cars per day; with 13,172 cars per day along Eagles Landing Parkway.

Access, visibility and Functional Utility

Access to the subject is presently limited to the southern side of Country Club Drive, and adjoining Killearn property. Primary access will be from the completed Octagon Road. This 100 foot right of way will open the interior of the tract with 6200 + -feet of new road frontage (east and west sides combined). The western 27.60 acres of the property will front along the east side of I-75 with 3100 + feet thus giving the property excellent exposure and access to the 112,000 car per day traffic count along this major north -south interstate highway.

The functional utility of the site excellent. The land is of   sufficient size
to allow for a number of planned uses. In appraisers opinion, the utility of the tract is limited only by topographic considerations.

Topography and Drainage

The subject tract is found as essentially undeveloped acreage with a variable topography ranging from sloping and hilly to level and creek bottom. Overall drainage is assumed adequate for development purposes. Considering the topographic survey of the property, the development potential of the land appears average, with individual site grading required.

Flood Zone

According to the Henry County Georgia FEMA Map (130468-0070B) which is provided in this report, the source of abutting flood plain is found along the banks of Pates Creek that form the northern boundary line of the property.
A precise acre amount in flood plain has not been provided to date, but is included in the 15.20 acres of open and road right of way. Fema panels are used to determine appropriate flood insurance rates in a given area for participation in the federal flood insurance program. The latest panel is dated November 2, 1983.

Utilities

Utilities and services are available to the site, including water and sanitary sewer by Henry County, natural gas by Atlanta Gas Light Company, electricity by Georgia Power Company, and telephone by Southern Bell. These utilities are presently at or in close proximity to- the subject tract and it's boundary lines.

Easements or Restrictions

No significant or apparent adverse encroachments, or adverse title conditions were observed or are known to exist. A title report was not made available for our review, and the final value estimate of this report assumes marketable conditions exist.

Environmental Conditions

Our physical inspection of the subject property did not reveal any obvious significant risks due to earthquake, tornadoes, hurricane, geological risk area, asbestos, or any other physical conditions which may adversely affect the value of the property. No detrimental environmental surface or sub-surface soil conditions are known or impact study made or implied in this appraisal. Property with flood plain soils are typically subject to certain county, state, and federal level use and development restrictions. Recommend client seek advisement on these issues with parties qualified to determine development potential with respect to these conditions. See Limiting Conditions section of this report.

Adjoining Land Uses

The subject property is joined by the Corporate Center Business Park development found to the north, Eagles Landing Golf Course to the east, I-75 right of way to the west, and undeveloped acreage to the south.

The Henry General Hospital complex and nearby Eagles Landing Country Club and Golf Course have been the focal point of development to date. Each has spun off significant development of desirable residential subdivisions, medical/professional offices and parks, as well spot and strip retail use development in the immediate neighborhood.

Development Plan

On completion of Octagon Road, the subject will be divided into two road frontage tracts. The eastern tract contains a total of 45.40 acres. At this time, Georgia Power Company has contracted for the purchase of a single building site containing 15.70 acres of the eastern tract. The 29.70 acres remaining have approximately 2350 feet of Octagon Road frontage. 4.00 acres joining the south side of the Georgia Power tract are estimated for upper end office use with golf course view and frontage. The remaining 25.70 acres are classified for interior commercial sites.

The western tract contains 27.60 acres and has been planned for subdivision into fifteen 1.0 to 2.0 acre I-75 frontage sites. Given the Eagles Landing location and 112,000 car per day interstate traffic exposure, each is considered a prime commercial building site. Examples of this type building site is anticipated to be representative of the Mt. Zion Parkway commercial district located to the north at I-75 Exit 75A; essentially developed with national chain restaurants and motels.








ASSESSMENT AND REAL ESTATE TAXES

The current owner of record is Killearn Properties of Georgia Inc. The tax records were researched and reviewed for the subject tract. Current taxes are based on the 1998 mileage rate of 0.03604. The subject tax plat parcel number is indicated as 52-1-25.2 and a copy is enclosed in this section. Current tax records indicate a land area of 70.25 acres for the subject property, below the area indicated on the preliminary survey. The county tax appraisal is reported as $702,000 with a 40% assessment of $280,800. Annual taxes based on this information are estimated-at $10,120.00. No assessment change is anticipated until sales of smaller individual sites are closed.


ZONING DISTRICT

The subject property is found within the zoning district of Henry County. The subject is classified within the C-2 General Commercial District, and has recently been rezoned from a former residential classification of PD Planned Development with a R-2 single Family type use. The advent of the frontage road apparently allowed for a change in the highest and best use decision for this property.

This particular district provides an protects a wide range of retail, office, service and wholesale establishments, and includes all those uses found in C-1. The proposed use of the subject for planned commercial development is permitted within this district. A summary of this zoning code is found below:,

FRONT YARD SETBACK:  50'
SIDE YARD SETBACK:  0' [30' if corner]
REAR YARD SETBACK: 20'
MINIMUM LOT AREA: 0.229 Acre
MINIMUM LOT WIDTH:100'
MAXIMUM HEIGHT:   35'



INSERT MAP-SITE DATA (OFFICE, COMMERCIAL, ROADS/OPEN SPACE)




INSERT FLOOD PLAIN MAP



INSERT TAX PLAT MAP



INSERT MAP-VIEW TOWARD SUBJECT FROM COUNTRY CLUB DRIVE, VIEW NORTH FROM JODECO ROAD AREA ALONG I75 FRONTAGE PROPERTY


INSERT MAP-VEIW TO EAST ALONG COUNTRY CLUB DRIVE NEAR SUBJECT PROPERTY, VIEW TO NORTH ALONG COUNTRY CLUB DRIVE TOWARD EAGLES LANDING PARKWAY AND ROCK QUARRY ROAD



INSERT MAP LOCATING SUBJECT



HIGHEST AND BEST USE


Highest and Best Use is defined as:

The reasonable probable and legal use of vacant land or an improved property, which is physically possible, appropriately supported, financially feasible, and that results in the highest value. The four criteria is the highest and best use must meet are legal permissibility, physical possibility, financial feasibility, and maximum profitability.

Source:  The Dictionary of Real Estate Appraisal, AIREA,2nd. Edition,ge 149.


Implied in the definition is that the determination of highest and best use takes into account the contribution specific use to the community and community development goals as well as the benefits of that use to individual property owners. Hence, in certain situations of the highest and best use of land may be for parks, greenbelts, preservation, conservation, wildlife habitats, and the like.

The highest and best use decision is made on four distinct levels of analysis. First, all those uses deemed physically possible are selected and gleaned to arrive at those uses which are legally permissible, generally determined by zoning regulations and/or deed restrictions. From among the legally permissible, those found to be feasible, i.e., capable of generating the greatest income stream are selected as the highest and best use. The procedural sequence can be outlined as follows:

  1. Possible Use (Physical). What uses are physically possible on the subject site or in the subject improvements, given the physical characteristics revealed by property analysis?*

  2. Permissible Use (Legal). , What uses are permitted under existing zoning and other land use regulations and controls and under existing deed restrictions, for the subject property?*

  3. Feasible Use (Appropriate Use). Among legally permitted and physically possible uses for the subject property, which are appropriate given the characteristics revealed by market, neighborhood and property analysis? What uses produce any net return to the owner or a positive net present value?*

 4. Highest and Best Use. Among appropriate or feasible uses for the subject property, which use will produce the highest present value?*

Highest and Best Use must be analyzed and determined as if the property is vacant and available to be put to the highest and best use, and as improved. The reason for analyzing the highest and best use of the subject as if vacant is to define the criteria for selection of the comparable sales to be used in the valuation of the site because the sales utilized must have a highest and best use consistent with the subject. It is also used to form the basis for determining potential obsolescence if the highest and best use of the site as vacant is different from the highest and best use as improved.

In determining the highest and best use of the subject site, the above tests were applied to the subject.

Located off the south side of Eagles Landing Parkway and Country Club Drive, along the east side of Interstate Highway 75 within the Eagles Landing market area, the property is considered to have good visibility and accessibility. This characteristic will be significantly enhanced with the completion of the frontage road along I-75. The 88.20 acre functional shape, suitable topography, and size and availability of all public utilities, allow the property to be developed for a number of commercial uses. Therefore, the site provides f or a physical adaptable use.

The subject property is a relatively large tract, found within the General Commercial C-2 District. A proposed use that would include a number of planned commercial as well as office type uses would be legal and conforming as zoned.

The subject neighborhood has historically experienced Strong growth levels and a proposed use that would include a variety of commercial uses at this location should have good market acceptance. Given it's location in this commercially developing area, a number of proposed commercial uses are thought to be financially viable and there is no other known use that would provide a greater net return to the property.

Therefore, a planned unit commercial and office use is considered a feasible use of the property.

Based on the above considerations and after a physical inspection of the property, it is our opinion that the highest and best use of the subject property is for planned unit commercial and office type uses.


THE APPRAISAL PROCESS

Purpose of Section

The methodology of appraisal process is critical in the valuation of real property. The development of an estimate of a real property's market value requires a methodology whereby the assignment is defined, the property is described, and the required data are identified, researched, categorized and analyzed. Estimates of value are then developed through systematic adjustment and capitalization processes under each of the three traditional approaches. These estimates are then reconciled, and a final estimate of value is rendered. These three approaches are as follows:

1.   Cost Approach
2.   Sales Comparison (Market) Approach
3.   Income (Capitalization) Analysis

The theory, reasoning and application of these approaches have been refined over the years. The appraiser believes that the Real Estate Terminology handbook, revised edition, edited by Byrl N. Boyce and published for the American Appraisal Institute and the Society of Real Estate Appraisers in 1981 by the Ballenger Publishing Company, is the best source for the definitions and bases of application. The three definitions are presented here.

Cost Approach: That approach in appraisal analysis which is based on the proposition that the informed purchaser would pay no more than the cost of producing a substitute property with the same utility as the subject property. It is particularly applicable when the property being appraised involves relatively new improvements which represent the highest and best use of the land or when relatively unique or specialized improvements are located on the site and for which there exists no comparable properties on the market.

Sales Comparison (Market, Approach): That approach in appraisal analysis which is based on the proposition that an informed purchaser would pay no more for a property than the cost to him of acquiring an existing property with the same utility. This approach is applicable when an active market provides sufficient quantities of reliable data which can be certified from authoritative sources. The direct sales comparison approach is relatively unreliable in an inactive Market or in estimating the value of properties for which no real comparable sales data are available. It is also questionable when sales data cannot be verified with the principals to the transactions.

Income Capitalization Approach: That procedure in appraisal analysis which converts anticipated benefits (dollar income or amenities) to be derived from the ownership of property into a value estimate. The income approach is widely applied in appraising income- producing properties. Anticipated future income and/or reversions are discounted to a present worth figure through the capitalization process.



APPRAISAL METHODOLOGY

The valuation process is employed to develop a supportable estimate of the Market Value of the property appraised. It involves analyses of the property by utilizing specific appraisal procedures which typically include the application of one or more of the traditional appraisal approaches referenced above. One or more of these approaches is used in all estimations of value, depending on the type of property, the function of the appraisal, and the quality and quantity of data available for analysis.

In this appraisal assignment, the Sales Comparison Approach will be used to estimate the Market Value of the underlying land. The Sales Comparison Approach is properly utilized when an adequate number of similar properties have been recently sold, or are currently available for sale in the subject market. The indication of value by this approach results from comparison of these transactions with adjustments made to the sales or asking price for various dissimilar elements or features which, in the appraisers opinion, would influence the value of the property. This approach is used to estimate the value of the subject found "As Is" a single large acreage tract with 88.20 acres; and to estimate the market value of the "As Proposed smaller user sites.

The Income Approach is initiated by estimating the economic value for the subject smaller user sites, in the Sales Comparison Approach. The sale of the individual user sites over the term or holding period is capitalized into a present worth by an appropriate capitalization technique. Deductions holding costs are made that are comprised of marketing/closing costs, and contingencies such as taxes, as well as a deduction for entrepreneur profit and overhead to the potential investor in the property. The net proceeds from the sale of the lots are then discounted by an appropriate rate over the estimated term or absorption of the lots into the market.

The Cost Approach is not used, as it is not typically applicable to the valuation of undeveloped property. The subject property is benefiting by the tremendous significance of the State and County constructed and. maintained octagon Road. All building sites have direct access to the right of way and only minor costs to the property owner are anticipated at this time. Future costs of marketing and other costs associated with the sale and subdivision of the land are reconciled in the Income Approach or Developers Analysis section of the report.



SALES COMPARISON APPROACH

The sales Comparison Approach, also. called the Market Approach, is the most widely used of all valuation methods, particularly in the valuation of unimproved or undeveloped land. The approach is based on the assumption that property is worth what it will sell for in the absence of undue duress, if a reasonable time is given to find a buyer. In this approach, market value is estimated by comparing the subject to similar properties that have sold recently or for which offers to purchase have been made, as well as active listings in the market area. A major premise of the Sales Comparison Approach is that the market value of a property is directly related the prices of comparable properties.

Through comprehensive interviews of numerous buyers, sellers, and other real estate investors, our research has indicated that more often than not, investors will review the price per unit of comparison of nearby comparable sales, but do not attempt to quantify adjustments for differences in properties. Typically, investors or buyers will look at directly competitive properties that have sold and make generalized assumptions based on location, size, curb appeal, and topography; but this analysis is only used to test the reasonableness of their other approaches to value. More recently, however, the Sales Comparison Approach has been emphasized in purchase decisions. We have used the Sales Comparison Approach to derive a price per acre estimate of value.

The elements of comparison are the characteristics of properties and transactions that cause the prices paid for real estate to vary. The appraiser considers and compares all differences between the comparable properties and the subject property that could affect value. Adjustments for dissimilarities are made to the price of each sale to make the comparable equal to the subject on the date of the appraisal.

There are several common elements of comparison that should always be considered in a sales comparison analysis. Each is described as follows:

Real Property Rights Conveyed: A transaction price is always predicated upon the real property interest conveyed. Many types of real estate, particularly income-producing property, are sold subject to existing leases. The revenue generating potential of a property is often fixed or limited by the
terms of existing leases.   In the valuation process, adjustments must be
made to any limitations which may inhibit the property's ability to generate a level of net operating income constrained only by market events. As vacant, loped land, or under developed land, the property right is typically a fee simple transfer of title, not subject to a lease.

Financing Terms., The transaction price of one property may differ from that of an identical property due to different financing arrangements. Estimates of market value are generally based upon an all cash basis or subject to financing terms typically available in the market. Calculations for a typical financing vary depending upon the type of financing arrangement and the market perception of the effect on value. These adjustments are commonly referred to as "cash equivalency. This adjustment is made prior to additional analysis of the sale.

Conditions of Sale: These adjustments usually reflect the motivations of the buyer and the seller. When non-market conditions of sales are detected in a transaction, e.g. distressed sale, related parties, or foreclosure, the sale an be used as a comparable only after extensive investigation. The motivations of the sale must be thoroughly researched before an adjustment is made.

Date of Sale: Market conditions generally change over time, but the date of an appraisal is a specific time. Therefore, past sales must be examined in light of the direction of change between the sale date of the comparable and the valuation date of the subject property. This adjustment reflects changes in value and is often called a "time adjustment".

Location: An adjustment may be required when the locational characteristics of a comparable property are different from those of the subject. Adjustments for location are usually expressed as percentages that reflect the increase or decrease in value attributable to the property's location or neighborhood.

Physical Characteristics: If the physical characteristics of a comparable property and the subject differ in any way, each of these dissimilarities may require comparison and adjustment to equal the attributes of the subject. Physical divergences may include size and shape of property, zoning/use, availability of utilities, topography, access and visibility.

Comparable Sales Data
(Undeveloped Commercial Acreage Tracts)

In applying the Sales Comparison Approach, numerous land sales were identified and investigated. A total of eight transactions involving nearby area properties considered sufficiently comparable in some respect to the subject are used in this analysis. For the purposes of comparison, the transactions were analyzed in terms of price per acre.

Analysis and Interpretation of Market Data

A summary of the data used is presented on the following pages, and explanations of each transaction follow. A map illustrating the locations of the sales with respect to the subject is also included within this section.

Summary of Land Sales

(following page)







SUMMARY OF LAND SALES
SALE NO.  DIST/LL    ACRES    $/AC      DATE
1         6-019      6.48    $100,309   6/98
2         6-012      7.00    $121,428   5/96
3         6-014      7.65    $135,006   7/98
4         6-020     15.70    $100,000   9/98
5         6-111     34.97    $ 65,770   9/98
6        12-058     60.40    $ 49,027   5/97
7         7-243     91.16    $ 62,293   8/98
8        12-039    142.39    $ 29,705   7/98


 TOTAL LAND SALES:   Eight
 MARKET AREA:  Henry County - I/75 Corridor
 TOTAL ACRES SOLD:   365.75 Acres
 TOTAL SALES VOLUME:  $19,273,076
 RANGE IN SIZE:  6.48 Acres to 142.39 Acres
 RANGE IN COST PER ACRE:  $29,705 to $135,006
 MEAN-AVERAGE COST PER ACRE:  $52,695/Acre
 MEDIAN-MID POINT COST PER ACRE:  $82,885/Acre


LAND SALE NO. 1


            LOCATION:                  Corporate Center Drive
                                       District 6, Land Lot 019
                                       Henry County, Georgia

            SIZE:                      6.48 Acres (282,269 SF)

            SALES PRICE:               $650,000

            SALES PRICE/UNIT:          $100,309/Acre ($2.30/SF)

            DATE OF SALE:              June 25, 1998

            GRANTOR:                   Henry County Land Partners

            GRANTEE:                   Eagle 75 Office Park

            DEED BOOK/PAGE:            2934-114

            ZONING:                    C-2 Commercial

            UTILITIES:                 All Available

            MAP REF:                   N/A

            COMMENTS:                  This property is located along the
                                       eastern side of Corporate Center
                                       Drive within the Corporate Center
                                       Business Park.  Partially fronts
                                       along fairway of golf course.  Will
                                       be developed with multiple building
                                       office complex after purchase.  Land
                                       was cleared and rough graded at sale
                                       date, minor amount of flood plain
                                       included along southern boundary.
                                       This property is to develop with
                                       multiple office facility.  Situated
                                       less than 1/4 mile NE of subject.





LAND SALE NO. 2


LOCATION:                    Rock Quarry Road
                             District 6, Land Lot 012
                             Henry County, Georgia

SIZE:                        7.00 Acres,(304,920 SF)

SALES  PRICE:                $850,000

                                                2.78/SF)
SALES  PRICE/UNIT:           $121,428/Acre ($

DATE OF SALE:                May 22,  1996

GRANTOR:                     Ameri Care Development Inc.

GRANTEE:                     Henco Assisted Living I LP

DEED BOOK/PAGE:             2317-169

ZONING:                      C-2 Commercial

UTILITIES:                   All Available

MAP REF:                     032-01-028 (Part)

COMMENTS:                    This property is located between I-
                             75, and the west side of Rock Quarry
                             Road.  In area of rolling
                             topography, with good access to
                             Henry General Hospital and
                             surrounding emerging commercial and
                             office development.  Developed with
                             assisted living facility.  Located
                             1/2 mile north of subject.



LAND SALE NO. 3

           LOCATION:                    Eagles Landing Parkway
                                        District 6, Land Lot 014
                                        Henry County, Georgia

           SIZE:                        7.65 Acres (333,234 SF)

           SALES PRICE:                 $1,032,800

           SALES PRICE/UNIT:            $135,006/Acre ($3.10/SF)

           DATE OF SALE:                July 31, 1998

           GRANTOR:                     Twenty Seven Ltd, LP

           GRANTEE:                     Dexter Crotts

           DEED BOOK/PAGE:              2991-230

           ZONING:                      C-2 Commercial

           UTILITIES:                   All Available

           MAP REF:                     51-1-9.41

           COMMENTS:                    This property is located along the
                                        northern side of Eagles Landing
                                        Parkway (4371) between Medical
                                        Boulevard and Country Club Drive.
                                        Undeveloped and natural woodland
                                        ground cover, sharply sloping to
                                        north, no flood plain noted.  To
                                        develop with retail use.  Situated
                                        1/2 mile NE of subject.




LAND SALE NO. 4


           LOCATION:                   Proposed Frontage Road
                                       District 6, Land Lot 020
                                       Henry County, Georgia

           SIZE:                       15.7 Acres (683,892 SF)

           SALES PRICE:                $1,570,000

           SALES PRICE/UNIT:           $100,000/Acre ($2.29/SF)

           DATE OF SALE:               September 28, 1998 (Under Contract)

           GRANTOR:                    Killearn Properties, Inc.

           GRANTEE:                    Holder Properties, Inc.

           DEED BOOK/PAGE:             N/A

           ZONING:                     C-2 Commercial

           UTILITIES:                  All Available

           MAP REF:                    N/A

           COMMENTS:                   This transaction is a sale under
                                       contract for Georgia Power Company
                                       office complex.  Pre-development
                                       price and will be developed after
                                       construction f Octagon Road.
                                       Remains as natural woodland
                                       property, no flood plain noted.
                                       Additional $20,000 per acre to be
                                       paid by purchaser f or site grading
                                       to seller during development phase.
LAND SALE NO. 5


            LOCATION:                   Jonesboro Road
                                        District 6, Land Lot 111
                                        Henry County, Georgia

            SIZE:                       34.97 Acres (1,523,293 SF)

            SALES PRICE:                $2,300,000

            SALES PRICE/UNIT:           $65,770/Acre   ($1.51/SF)

            DATE OF SALE:               September 9, 1998

            GRANTOR:                    Petro Stopping Centers, LP

            GRANTEE:                    Triple Horseshoe Holdings, LLC

            DEED BOOK/PAGE:             3017-007

            ZONING:                     C-3 Commercial

            UTILITIES:                  All Available

            MAP REF:                    54-1-25

            COMMENTS:                   This property is located at the
                                        southwest intersection of Jonesboro
                                        Road and I-75 (Exit 71).
                                        Undeveloped acreage tract purchased
                                        for short term holding for future
                                        commercial development.  Discussion
                                        with party to sale indicated this
                                        intersection is targeted for major
                                        commercial development to include
                                        major retailers as Home Depot,
                                        Target, and Wal-Mart.  Other lands
                                        presently being assembled with this
                                        tract.  Jonesboro Road is currently
                                        four under widening program to four
                                        lanes; from 1000 feet west of
                                        intersection to downtown McDonough.
                                        Situated 2+ miles south of subject.



LAND SALE NO. 8


           LOCATION:                   Highway 138 / I-675 Davidson Pkwy
                                       District 12, Land Lots 39,40,57,58
                                       Henry County, Georgia

           SIZE:                       142.399 Acres (6,202,900 SF)

           SALES PRICE:                $4,230,000

           SALES PRICE/UNIT:           $29,705/Acre  ($O.68/SF)

           DATE OF SALE:               July 15, 1998

           GRANTOR:                    GAMA Development, LLC

           GRANTEE:                    Triple Horseshoe Holdings, LLC

           DEED BOOK/PAGE:             2957-222

           ZONING:                     C-2, C-3, M-1

           UTILITIES:                  All Available

           MAP REF:                    54-1-25

           COMMENTS:                   This property is located at the
                                       southeast intersection of Highway
                                       138 and I-675 / I-75 in the City of
                                       Stockbridge.  Primary access is via
                                       Davidson Parkway to Highway 138 with
                                       development plan indicating exit to
                                       Highway 42 to east.  Predominate
                                       zoning is industrial, developer
                                       indicated city would permit most
                                       commercial and industrial uses on
                                       application.  Undeveloped woodland
                                       and open land at purchase, some
                                       flood plain indicated toward
                                       southern end along Reeves Creek and
                                       tributaries.  Development in
                                       progress with through road.
                                       Situated 2 miles north of subject.




LAND SALE NO. 7


            LOCATION:                  Highway 155
                                       District 7, Land Lot 243
                                       Henry County, Georgia

            SIZE:                      91.166 Acres (3,971,190 SF)

            SALES PRICE:               $5,679,000

            SALES PRICE/UNIT:          $62,293/Acre  ($1.43/SF)

            DATE OF SALE:              August 12, 1998

            GRANTOR:                   Robert Pattillo Properties, Inc.

            GRANTEE:                   First Industrial LP

            DEED BOOK/PAGE:            2990-145

            ZONING:                    M-1 Industrial, C-2 Commercial

            UTILITIES:                 All Available

            MAP REF:                   467-F-02

            COMMENTS:                  This property is located 1. 50 miles
                                       south of I-75 at Exit 69, along the
                                       east side of Highway 155 just below
                                       Liberty Park.  Undeveloped acreage,
                                       level to rolling, no significant
                                       flood plain noted.  Joins Southern
                                       Railway on east boundary.  Immediate
                                       area is developing with large
                                       warehouse and distribution centers,
                                       as well as number of SFR residential
                                       subdivisions along west side of
                                       Highway 155.  Situated 6+ miles
                                       south of subject.








LAND SALE NO. 6


           LOCATION:                   Highway 138/Speer Road/I-75
                                       District 12, Land Lot 058
                                       Henry County, Georgia

           SIZE:                       60.401 Acres (2,631,067 SF)

           SALES  PRICE:               $2,961,276

           SALES  PRICE/UNIT:          $49,027/Acre  ($1.13/SF)

           DATE OF SALE:               May 20, 1997

           GRANTOR:                    Sid Kresses, etal

           GRANTEE:                    SunTrust Service Corporation

           DEED BOOK/PAGE:             2581-170 > 298

           ZONING:                     C-3 commercial

           UTILITIES:                  All Available

           MAP REF:                    12-3-85 (former 12 and 13)

           COMMENTS:                   This property is located at the
                                       southwest intersection of Highway
                                       138, Speer Road, and I-75 (Exit 75).
                                       Undeveloped acreage tract purchased
                                       for development of campus type
                                       office.  Large office facility
                                       recently completed.  Parties to this
                                       sale was  family held estate;
                                       additional land fronting along
                                       Highway 138 was acquired separately
                                       providing highway access increasing
                                       net cost per acre.  Property
                                       topography was described as
                                       relatively hilly and sloping
                                       woodland, with some low creek areas.
                                       Situated 2+ miles northwest of
                                       subject.



LAND SALE NO. 7


      LOCATION:                  Highway 155
                                 District 7, Land Lot 243
                                 Henry County, Georgia

      SIZE:                      91.166 Acres (3,971,190 SF)

      SALES PRICE:               $5,679,000

      SALES PRICE/UNIT:          $62,293/Acre ($1.43/SF)

      DATE OF SALE:              August 12, 1998

      GRANTOR:                   Robert Pattillo Properties, Inc.

      GRANTEE:                   First Industrial LP

      DEED BOOK/PAGE:            2990-145

      ZONING:                    M-1 Industrial, C-2 Commercial

      UTILITIES:                 All Available

      MAP REF:                   467-F-02

      COMMENTS:                  This property is located 1. 50 miles
                                 south of I-75 at Exit 69, along the
                                 east side of Highway 155 just below
                                 Liberty Park.  Undeveloped acreage,
                                 level to rolling, no significant
                                 flood plain noted. Joins Southern
                                 Railway on east boundary.  Immediate
                                 area is developing with large
                                 warehouse and distribution centers,
                                 as well as number of SFR residential
                                 subdivisions along west side of
                                 Highway 155.  Situated 6+ miles
                                 south of subject.




LAND SALE NO. a


  LOCATION:                  Highway 138 / I-675   Davidson Pkwy
                             District 12, Land Lots 39,40,57,58
                             Henry County, Georgia

  SIZE:                      142.399 Acres   (6,202,900 SF)

  SALES PRICE:               $4,230,000

  SALES PRICE/UNIT:          $29,705/Acre ($0.68/SF)

  DATE OF SALE:              July 15, 1998

  GRANTOR:                   GAMA Development, LLC

  GRANTEE:                   Triple Horseshoe Holdings, LLC

  DEED BOOK/PAGE:            2957-222

  ZONING:                    C-2, C-3, M-1

  UTILITIES:                 All Available

  MAP REF:                   54-1-25

  COMMENTS:                  This property is located at the
                             southeast intersection of Highway
                             138 and I-675 / I-75 in the City of
                             Stockbridge.  Primary access is via
                             Davidson Parkway to Highway 138 with
                             development plan indicating exit to
                             Highway 42 to east.  Predominate
                             zoning is industrial, developer
                             indicated city would permit most
                             commercial and industrial uses on
                             application.  Undeveloped woodland
                             and open land at purchase, some
                             flood plain indicated toward
                             southern end along Rv4-zves Creek and
                             tributaries.  Development in
                             progress with through road.
                             Situated 2 miles north of subject.





                        Analysis and Interpretation of Market Data
                       (Undeveloped Commercial Acreage Tracts)

Evaluation of the units of comparison is-largely based on the principle of substitution and influenced by the forces of supply and demand as well other economic externalties. Variances between the comparable properties and the subject are attributable to the previously described elements of comparison.

The referenced land sales are summarized as following:

SALE NO.     DIST/LL      ACRES       $/ACRE     DATE

1            6-019        6.48       $100,309    6/98

2            6-012        7.00       $121,428    5/96

3            6-014        7.65       $135,006    7/98

4            6-020       15.70       $100,000    9/98

5            6-111       34.97       $ 65,770    9/98

6           12-058       60.40       $ 49,027    5/97

7            7-243       91.16       $ 62,293    8/98

8           12-039      142.39      $ 29,705    7/98

Analysis

Sales No. 1 thru No. 4 were identified from the subject's immediate Eagles Landing market area and would be the most similar for locational characteristics and market influences The subject is considerably larger in size than the four comparable land sales, and each would typically be adjusted downward for the size differential. Sales of large tracts zoned commercial are relatively infrequent, particularly in the immediate Eagles Landing market as it becomes increasing built out. An additional comparable 'ft noted at this point, though not profiled. It is a larger tract with approximately
34 acres situated at the eastern end of Eagles Landing Parkway and Highway 42. The broker, Rucker Realty indicated an offer had been placed at $63,000 for the tract. The property is undeveloped, with a multiple RM and C-2 zoning classification in a area of mixed use development.



This is a relatively large tract for the market area, and provides some undocumented indication of the market direction. The location is considered inferior to the subject and would indicate some upward adjustment.

Also noted was the sale of 26.03 acres of apartment zoned land adjacent to the subject, between I-75 and Rock Quarry Road, presently being cleared and developed for 224 units. The RM zoned land sold for $1,200,000 or $46,099 per acre or $5357 per unit. In addition, the developer had agreed to provide some additional contiguous land to the county for a public park area, but presently there remains some disagreement from the county park department in accepting land for the counties perpetual maintenance. The cost of providing the additional land is unknown, but would have an upward cost effect on the net purchase acre price of the developable land area.

Thus, from Sales No. 1 thru No. 4; a per acre value above $60,000 is indicated, but likely below $100,000 per acre; the bench mark for smaller, similar located commercial sites.

Sales No. 5 thru No. 8 were identified as recent transactions from the competing market area contiguous and situated along the I-75 corridor; both north and south of the subject. These sales were found generally more in line with the larger size of the subject; ranging from 34.97 acres to 142.39 acres. The price per acre is appreciably less for the larger tracts; indicated between $29,705 per acre to $65,770 per acre.

Sale No. 5 is a very recent transaction, located at the southwest intersection of Jonesboro Road and I-75 (Exit 71). Undeveloped acreage tract purchased for short term holding for future commercial development. Discussion with party to sale indicated this intersection is targeted for major commercial development to include major retailers as Home Depot, Target, and Wal-Mart and Jonesboro Road is currently under widening program to four lanes. Somewhat smaller than the subject, the present location is considered inferior, particularly from the lack of appreciable ancillary development. Some moderate amount of upward adjustment is contemplated to this sale.

Sale No. 6 is a recent transaction of a relatively large the southwest commercial tract located at intersection of Highway 138, 'Speer Road, and I-75 (Exit 75).Undeveloped acreage tract purchased for development of campus type office with a large office facility recently completed. Property topography was described as relatively hilly and sloping woodland, with some low creek areas. Considering the obscure location of this tract without the benefit of the Highway 138 access purchased separately, an upward adjustment is made to the subject.

Sale No. 7 shares a very similar size to the subject with 91+ acres in the transaction. This tract is situated south of an industrial developing location, six- miles south of the subject and 1.50 miles south of I-75 at Exit 69, along the east side of Highway 155 just below Liberty Park. Lacks any I-75 visibility, although access to I-75 is good. The $62,293 per acre sale price requires upward adjustment appeal and location.

Sale no. 8.is a significantly large acreage tract situated at the southeast intersection of Highway 138 and I-675 / I-75 in the City of Stockbridge. Primary access is via Davidson Parkway to Highway 138 with development plan indicating exit to Highway 42 to east. Predominate zoning is industrial, developer indicated city would permit most commercial and industrial uses on application. Undeveloped woodland and open land at purchase, some flood plain indicated toward southern end along Reeves Creek and tributaries. Development in progress with through road. This tract sets the lower limit of the market range at $29,705 per acre. Upward adjustment is considered for size, location, appeal and access.

A group of notable listings not profiled were identified that aided in providing additional market data. The most similar to the subject was identified as Tract One situated north, and adjacent to the Lowes Building Supply facility at Highway 138 and I-75; located just north of the subject. This tract contains 48.0 acres with extensive frontage along the west side of Mt. Zion Road, and the east side of I-75. Owned by a foreign investment company, the tract is undeveloped, mostly level to sloping, zoned commercial with all utilities available. The property is currently priced at $165,000 per acre.

The CarMax site found across I-75 from the above has sold, with 20.22 acres at $123,639/acre in February 1997.




conclusion

In reconciling the land sales, Sales No. 1 thru No. 4 suggest a unit or acre value below $100, 000. The larger acreage tracts, Sales No. 5 thru No. 7
indicate a value around$65,000 per acre.   Current listings are appreciably
higher, but remain unsold. After careful consideration of the market data as presented, it is our opinion that a reasonable estimate for the subject property is placed between $60,000 to $70,000 per acre, say $65,000 per acre. This estimate would allow for a moderate amount of waste land or flood plain, as often found in tracts of this size, ranging from 5% to 15% of the gross land area.

Using the estimated value range as indicated, an overall value range is calculated as following:

88.20 Acres x $65,000 Per Acre = $5,733,000

  INDICATED MARKET VALUE BY SALES COMPARISON APPROACH
   OF 88.20 ACRES AS UNDEVELOPED ACREAGE

   FIVE MILLION, SEVEN HUNDRED THIRTY THREE THOUSAND DOLLARS
     ($5,733,000)






          Comparable Sales Data
        (Developed Commercial Sites)

In applying the Sales comparison Approach for the smaller individual commercial user sites, the market of Mt. Zion Parkway was identified and considered the most similar to the proposed plan for the subject property. This market is located about five miles north of the subject, fronting along the east side of I-75, just below Exit 75A.This market developed late in 1995, built out relatively fast in approximately two years for over 80% of the property. Few if any sites remain available to date. A total of thirteen ite sales were identified and analyzed in a summary format.
Each was considered sufficiently comparable in some respect to the subject are used in this analysis. For the purposes of comparison, the transactions were analyzed in terms of price per acre.

Individual property record card information was obtained from the tax assessors office and used in the analysis of estimating the market value and the associated absorption rate study used in the following Income Approach. Documentation is retained in the appraisers office file for review purposes.

Analysis and Interpretation of Market Data

A summary of the data used is presented on the following pages, and explanations of each transaction follow. A map illustrating the locations of the sales with respect to the subject is also included within this section.

Summary of Land Sales

(following page)



INSERT MAP SHOWING SUBJECT AND SALE 1 AND SALE 13



                    SUMMARY MT.  ZION PARKWAY / I-75 FRONTAGE ROAD
                                MARKET ANALYSIS


                             I-75 FRONTAGE SITE SALES

   PROPERTY          MAP ID    SALE PRICE   ACRES   $ZACRE      DATE

  A-Arby's          84AB04    $ 300,000     1.39    $215,827    5/95

  B-Winners         84CCOl    $ 300,000     1.34    $223,880    5/95

  C-Country  Inn    84CCO2    $ 301,400     1.20    $250,125    9/95

  D-Chilli's        84CCO3    $ 539,000     1.85    $290,409   11/95

  E-On the Border   84DA01    $ 575,000     1.71    $336,848    5/98

  F-Long Horn       84DA03    $ 610,000     2.03    $300,493    8/97

  H-Target          83BB15    $2,330,000    8.45    $275,478    11/94

                              $4,955,000   36.24    $270,437

  TOTAL SALES                       Seven
  TOTAL ACRES SOLD                  36.24
  TOTAL SALES VOLUME                $4,955,000
  MEAN PRICE PER ACRE               $ 270,437
  SALE PERIOD                       11/94 to 5/98
  MARKET OF LATEST SALES            $300,493/Ac to $336,848/Ac

Summary

The market for land sales fronting I-75 ranged from $215,827 per acre to $336,848 per acre. The latest sales (1997-1998) indicate a significantly higher market than the initial market prices generated in 1995 when parkway began it's construction run. Significant buildout occurred rapidly, and few sites remained in latter years. Sale of the less desirable sites due to location, brought highest prices due to low supply and continuing demand toward the end of the buildout period. Adjusting for time and aligning the subject to current market conditions, an upward adjustment to the mean or average price per acre of $270,437 is reasoned and supported by the most recent Sales E and F ranging from $300,493 to $336,848 per acre. Considering the I-75 frontage sites will be available in the Summer of 2000; a per acre price of #325,000 is considered fair and reasonable. This estimate of land value is used in the calculation of the retail market value of the 27-60 acres I-75 frontage land.


                                    I-75 INTERIOR SITE SALES

PROPERTY            MAP ID   SALE PRICE    ACRES   $/ACRE       DATE
I-Credit  Union     84CA07   $ 78,305       0.40   $196,305     2/95

J-Sleep Inn         84CA08   $ 280,000      1.40   $200,000     5/95

K-Sun Suites        84CA09   $ 503,298      2.52   $l99,959     9/95

L-Egleston          84CA10  $1,391,108      4.90   $283,899    11/95

M-Extended Stay     84DA02   $ 920,000      3.43    $268,221    3/95

N-McDonal.ds        84CA06   $ 400,000      1.37    $291,970    4/94

                            $3,572,711     14.02    $240,059

TOTAL SALES                 six
TOTAL ACRES SOLD            14.02
TOTAL SALES VOLUME          $3,572,711
MEAN PRICE PER ACRE         $  240,059
SALE PERIOD                 4/94 to 11/95

Summary

The market for land sales along the interior side of Mt. Zion Parkway fronting along I-75 ranged from $196,305 per acre to $291,97C) per acre. No additional or more recent sales were available and this section has literally sold out in less than two years. The mean or average price was $240,059 per acre, with sales predominantly from the 1995 market era. Adjusting for time and market change from 1995 to 1998, a per acre price of $275,000 is considered reasonable.

An interior 4.0 acre golf front-office use tract is estimated separately at $200,000 per acre. This estimate is made from two golf course office site sales at Eagles Landing in Corporate Center Business Park. Sales profiled in the report Addenda. Section. The first sale is dated to 1990 for 2.00 acres at $150,000 per acre. The second sale occurred in 1993 with 2.03 acres at $174,938 per acre. Considering the time differential to the date of road completion, a $200,000 per acre market value is again considered fair and reasonable for the 4.0 acres designated for golf view office site adjoining the 15.70 acre Georgia Power site.

The 15.70 acre Georgia Power Company office site has been placed under contract at $100,000 per acre or $1,570,000. This figure is considered indicative of the subject market value and used for the purpose of this appraisal assignment.


Conclusion

In conclusion of the market analysis for the comparable Mt.Zion / I-75 commercial land sales, the following per acre values have been estimated for the 88.20 acres:

     Georgia Power Site      $100,000/Acre
     Golf Course Office Site $200,000/Acre
     Interior Octagon Road Sites    $275,000/Acre

     I-75 / Octagon Road Sites      $325,000/Acre
     Right of Way / Open Land       No market value

A gross aggregate retail market value is calculated for the 73 developable and marketable acres as following:

     15.70 Acres x $100,000/Acre =    $1,570,000
      4.00 Acres x $200,000/Acre =    $  800,000
     25.70 Acres x $275,000/Acre =    $7,067,500
     27.60 Acres x $325,000/Acre =    $8,970,000
     73.00 Acres       $18,407,500

     Called     $18,400,000

 INDICATED'HARKET VALUE BY SALES COMPARISON APPROACH
     OF 73.00 ACRES ALONG PROPOSED FRONTAGE ROAD

   EIGHTEEN MILLION, FOUR HUNDRED THOUSAND DOLLARS
       ($18,400,000)


INCOME APPROACH: DEVELOPERS ANALYSIS

The Developers Analysis involves protecting the potential gross income from the sale of the subject commercial acreage and sites (previous section) over a projected absorption period, making deductions for any holding costs, costs of sales, and profit and overhead to the developer or purchaser of the property.

This first step yields a net revenue or sale proceeds from the timely sale of the acreage, projected during the absorption period. The interval net proceeds are discounted using an appropriate rate that considers risk and the time value of money over the period of the sales.

The discounting methodology reflects the price that a prudent purchaser would be willing to pay for all commercial acreage (present worth) in order to make a reasonable profit from the resale of individual commercial sites (to builders) over a projected sell-out or absorption period. A discounted cash flow analysis of the sale of the commercial acreage is made on the following pages. The result is a discounted present value of:

       EAGLES LANDING I-75 PROPERTY: 73 ACRES

        $10,200,000

The final value estimate is based on the following criteria:

 (A)   Gross retail sellout is from the Sales Comparison
       Approach.   (See section of this report). Georgia
       Power' anchor site valued at sale contract of
       $100,000/acre.   Balance of 57.30 acres estimated
       at $293,848/acre (average) based on sales analysis performed from Mt. Zion Parkway / I-75 frontage road corridor found immediately north of subject.
       From a conservative approach, no appreciation in land value is projected through year four of sellout period.

 (B) Absorption rate of 14.32 acres per annual period based on sales absorption study of the Mt. Zion
       Parkway / I-75 frontage road corridor found immediately north of the subject property.
       Summary of Sale Study attached.

 (C)   Expenses are estimated as:

       (1)   Marketing/Closing Costs - 8%
       (2)   Contingency Costs - 1%
       (3)   Profit and Overhead - 20%

 (D)   12.0% Discount Rate (See Attached Methodology)


Discount  Rate

The Discount Rate represents the investor I s opinion of time value of his investment given the risks associated with the investment. This rate also reflects the appraiser's judgement about all risks which are associated with the periodic cash flows over the absorption or sales period. These risks include "Real" interest rate; estimate of the impact of inflation; estimate of the stability of the periodic cash flows; and an estimate of the liquidity risks associated with market conditions at the date of resale. In arriving at an appropriate discount rate for the proposed subject subdivision, the appraisers have considered the following:

      "Real" Interest Rate:        3% to 3.5%
       Estimate for Inflation:     4% to 5%
       Estimate for Security:      2% to 5%
       Illiquidity:                1% to 2%

An overall built-up rate implies a yield rate of between 10% and 15.5%. Considering the risks associated with selling this prime commercial property and the relatively short term nature of the cash f lows, a rate near the middle of this range is considered most reasonable. Therefore, we have employed a 12. 0% discount rate in our analysis. Net sales proceeds are converted to present value based on end of period discount factors.




                    SUMMARY MT.  ZION PARKWAY / I-75 FRONTAGE ROAD
                                ABSORPTION STUDY

                            I-75 FRONTAGE SITE SALES

  PROPERTY         MAP ID    SALE PRICE   ACRES   $/ACRE     DATE

  Arby's          84AB04    $ 300,000     1.39*  $215,827    5/95

  Winners         84CCOl    $ 300,000     1.34*  $223,880    5/95

  Country  Inn    84CCO2    $ 301,400     1.20*  $250,125    9/95

  Chilli's        84CCO3    $ 539,000     1.85*  $290,409    11/95

  On the Border   84DA01    $ 575,000     1.71   $336,848    5/98

  Long Horn       84DA03    $ 610,000     2.03   $300,493    8/97

  Target          83BB15   $2,330,000     8.45   $275,478    11/94

                           $4,955,000    36.24   $270,437

  TOTAL SALES                            Seven
  TOTAL ACRES SOLD                       36.24
  TOTAL SALES VOLUME                     $4,955,000
  MEAN PRICE PER ACRE                    $  270,437
  SALE PERIOD                            11/94 to 5/98
  MARKET OF LATEST SALES                 $300,493/Ac to $336,848/Ac
  ABSORPTION RATE 1995*                  5.78 Acres (I-75 frontage)

Summary

The market' for land sales fronting I-75 ranged from $215,827 per acre to $336,848 per acre. The latest sales (1997-1998) indicate a significantly higher market than the initial market prices generated in 1995 when the parkway began it's construction run. Significant buildout occurred rapidly, and few sites remained in latter years. Sale of the less desirable sites due to location, brought highest prices due to low supply and continuing demand. Current market estimated at $325,000 per acre. Absorption study for 1995 when supply was adequate indicated total of 5.78 acres for I-75 frontage sites. Off frontage property analyzed separately.



                                  1-75 INTERIOR SITE SALES

     PROPERTY        MAE-ID    SALE PRICE    ACRES   $/ACRE      DATE

     Credit Union    84CA07    $ 78,305      0.40*  $196,305      2/95

     Sleep Inn       84CAOS    $ 280,000     1.40*  $200,000      5/95

     Sun Suites      84CA09    $ 503,298     2.52*  $199,959      9/95

     Egleston        84CA10   $1,391,108     4.90*  $283,899    11/95

     Extended Stay   84DA02    $ 920,000     3.43*   $268,221    3/95

     McDonalds       84CA06    $ 400,000     1.37    $291,970    4/94

                              $3,572,711   14.02    $240,059

     TOTAL SALES                         six
     TOTAL ACRES SOLD                    14.02
     TOTAL SALES VOLUME                  $3,572,711
     MEAN PRICE PER ACRE                 $ 240,059
     SALE PERIOD                         4/94 to 11/95
     ABSORPTION RATE 1995*               12.65 Acres (I-75 interior)

Summary

The market for land sales along the interior side of Mt. Zion Parkway fronting along I-75 ranged from $196,305 per acre to$291,970 per acre.
No additional more recent sales were available and this section has literally sold out in less than two years. Adjusting for time and market change from

1995 to .1998, a per acre price of $275,000 is considered reasonable. An interior 4.0 acre golf front-office use tract is estimated separately at $200,000 per acre. Significant buildout occurred rapidly as indicated by the sales array. The early 1994 sale to McDonalds Restaurant is found at the parkway entrance and a corner lot, apparently available early on in the development process. Absorption study for 1995 when supply was adequate indicated total of 12.65 acres for I-75' interior sites. I-75 frontage property analyzed previously, and separately.

Conclusion

In the base study period of Mt. Zion Parkway at I-75 for the sale year of 1995 when a full supply of commercial sites were still available, at total of 5.78 acres of I-75 frontage land were closed and 12.65 acres of interior land were closed for a total of 18.43 acres. The subject has a total of 73.0 developable acres, and with the deduction of the 15.70 acre Georgia Power pre-sale anchor site, 57.30 acres will remain for sale. The predominate end user of the subject sites are anticipated to be chain restaurant and motel developers, taking advantage of the pent up demand of the existing commercial, office, hospital, and residential properties surrounding the Eagles Landing community; as well as the 112,000 cars per day drive by traffic along I-75. Assuming the Eagles Landing / I-75 property can-replicate the Mt. Zion Parkway absorption and sale history; a 3*10 year sellout is indicated. From a conservative position, we have extended the sellout to 4.00 years. This would require an average yearly acreage sale figure of 14.32 acres, or about 77% of the documented figures for Mt. Zion; a reasonable assumption in our opinion.

For the purpose of this report, and in estimating a yearly absorption rate for the subject property, a total of 14.32 acres is estimated for a four year marketing sellout period. As it cannot be readily or reliably determined which type tracts or sites will sell in a given order, an average price per acre is used for the entire development. This figure is derived by dividing the total gross retail market value of the remaining acres (excluding the Ga. Power tract) by 57.30 acres. The average price per acre is estimated at $293,848.

     Absorption Period               Four Years
     Annual Absorption Rate          14.32 Acres
     Average Price Per Acre          $293,848



Discounted Sellout Analysis

EAGLES LANDING I-75 PROPERTY:         73 ACRES
GROSS AGGREGATE RETAIL VALUE:         $18,407,500
AVERAGE COMMERCIAL ACRE PRICE:        $   293,848
GA. POWER ANCHOR ACRE PRICE:          $   100,000

YEAR PERIOD                    0            1                2

      Average
      Acre Price ($)       100,000      293,848        293,848

     Gross Income:
     (14.32 Ac/Yr)       1,570,000    4,207,903      4,207,903

      Less:
      Cost of
      Sales (8%)        125,600         336,632        336,632

      Contingencies
      1%                 15,700          42,079         42,079

      Profit & Over-
      head-20%: $)      314,000         841,580        841,580

      Total Expenses:   455,300       1,220,291      1,220,291

      Net Proceeds
      of Sales: ($)   1,114,700       2,987,612      2,987,612

     Discount Factor
      @ 12.00%:          1.0000       0.892857       0.797194

     P.W. of Sales
      Proceeds: ($)    1,114,700      2,667,510      2,381,706

     Summary at End of Year Two

     TOTAL ACRES SOLD:             44.34 Acres
     TOTAL SALES VOLUME:           $9,985,806
     DISCOUNTED VALUE:             $6,163,916
     TOTAL DISCOUNT:               $3,821,890
     DISCOUNTED ACRE VALUE:        $  139,014



Discounted Sellout Analysis

     EAGLES LANDING I-75 PROPERTY:      73 ACRES
     GROSS AGGREGATE RETAIL VALUE:      $18,407,500
     AVERAGE COMMERCIAL ACRE PRICE:     $   293,848


     YEAR PERIOD                  3             4

     Average
     Acre Price ($)             293,848        293,848

     Gross Income:
     (14.32 Ac/Yr)            4,207,903       4,207,903

     Less:
       Cost of
       Sales (8%)               336,632         336,632

       Contingencies
       1%: ($)                   42,079          42,079

       Profit & Over
       head-20%: ($)            841,580         841,580

     Total Expenses:          1,220,291       1,220,291

     Net Proceeds
     of Sales: ($)            2,987,612       2,987,612

     Discount Factor
      @ 12.00%:                0.711780        0.635518

     P.W. of Sales
      Proceeds: ($)           2,126,522       1,898,681


     Sumary at End of Year Four

     TOTAL ACRES SOLD:         73.00 Acres
     TOTAL SALES VOLUME:       $14,407,500
     DISCOUNTED VALUE:         $10,189,119
     TOTAL DISCOUNT:           $ 8,218,381
     DISCOUNTED ACRE VALUE:    $   139,576

     CALLED:                   $10,200,000




CONCLUSION OF VALUE

The subject property has been personally inspected and the arriving at the pertinent conclusions market researched for of this narrative report. The Highest and Best Use is considered it's proposed development as a planned commercial subdivision. October 1, 1998 is considered the effective date value for the property appraisal. This estimate will carry forward for a reasonable period of time to complete development as specified; anticipated toward the Summer 2000.

The property appraised "As Is", an 88.20 acre tract of undeveloped commercial land, zoned C-2 Commercial at $5,733,000.

The 73.00 remaining acres found marketable as multiple smaller commercial user sites along the proposed frontage road have been valued by the two traditional approaches as $10,200,000 (Income Approach-Developers Analysis) to $18,400,000 (Market Approach-Gross Aggregate Retail Market Value). The lower end range of $10,200,000 is the present worth or bulk sale value to a single user anticipating the income stream from the resale of these commercial sites over an estimated four year sellout period. Traditionally, the most weight is given to this approach in the valuation of proposed commercial sites, and it is commonly used by lenders for acquisition and development purposes.

It has been a pleasure to serve you in this matter. Please call if we can be of service in this or your other real estate appraisal matters.

Sincerely,



/s/ Robert Wilson, IFAS
    ROBERT WILSON, IFAS
    Ga. Cert. Gen. No. 1497
    Associate Appraiser

/s/ Bob Sorrells, IFAS
    BOB SORRELLS, IFAS
    Ga. Cert. Gen. No. 1154
    Chief Appraiser




ADDENDA SECTION

PROPERTY DOCUMENTS
ZONING CODE
HENRY COUNTY
GOLF FRONTAGE COMMERCIAL LAND SALES
HENRY COUNTY DEMOGRAPHIC OVERVIEW
APPRAISERS QUALIFICATIONS

















                                    HENRY COUNTY
                              BOARD OF COMMISSIONERS
                                JIM FOYNER, Chairman



                                        August 24, 1998





Mr. Jimmy A. Wilson
BIN 10151
Georgia Power Company
241 Ralph McGill Blvd., N.E.
Atlanta, GA

RE: Traffic signal for proposed Service Road from Jodeco Road to Country Club Drive (Parallel to 1-75)


Dear Mr. Wilson:

This is to advise that Henry County will include installation of a traffic Signal for the proposed new road intersecting Jodeco Road east of I-75. This signal installation will be coordinated through our Henry Connty Department of Transportation with the construction of this road and its schedule for being open to traffic.


Please do not hesitate to contact me or our D.O.T. Director Mr. Jim O'Neal if you have any questions:

Respectfully,



/s/ Jim Risher
    JIM RISHER
    County Manager

JR/ab

           cc:  Chairman Jim Joyner
                Bob White, Executive Director, Development Authority Jim O'Neal, D.O.T. Director






345 PH7LLIPS DRIVE McDONOUGH, GEORGIA 30253         (770) 954-2400  FAX (770)
954-2418

MORELAND ALTOBELLI ASSOCIATES, INC.
1O2 WINDY HILL ROAD
MCDONOUGH, GA 30253
FAX-770-898-7464

Thomas D. Moreland, P.E.
Stephen T. Moreland, P.E.


Memorandum



        To: Jim Joyner, Chairman
            Henry County Board of Commissioners

        From:  Don Watson

        Subject: Octagon Road

        Date:  August 25, 1998


I have met with the Georgia D.O.T. office of State Aid concerning the above Referenced project and they have agreed to let the project construction for Henry County. The design and purchase of the necessary rights of way will be the responsibility of the County.

The design for the entire roadway from Jodeco Road to Country Club Drive, including the drainage structure at Pates Creek, will be completed and ready to let to construction in April 1999. The Georgia D.O.T. is willing to place an interim completion date in the construction contract for opening the segment from Jodeco Road to Pates Creek to traffic by September 1. 1999.


If you have additional questions concerning this project let me know.

     cc:        Jim Fisher, County Manager
                J.T. Williams
                Tom Moreland









                             HENRY COUNTY
                        BOARD OF COMMISSSIONERS
                         JIM JOYNER, CHAIRMAN



                                    September 10, 1 998



Mr. J.T. Williams, Jr.
100 Eagles Landing Way
Stockbridge, Georgia 30281




RE:    Octagon Road


Dear Mr. Williams


We have had extensive conservations with the Georgia Department of transportation concerning Octagon road, and at the present time it is being designated under the guidelines of the Georgia D.O.T. standards and Specifications.

Henry County is proceeding with development of this project based on these discussions and it is being classified by Henry County as a local street.
The schedule at this time is to complete the design work in March of 1999 and the Georgia D.O.T. will let the project to contract in April, with Construction authorization in May 1999. Further, the Office of State Aid has agreed to an interim completion date of September 1, 1999 for the section of Octagon Road from Jodeco Road to Pates Creek. The overall completion date for the entire project from Jodeco Road to Country Club Drive will be established once the plans are complete. This date will probably be mid 2000.

If you have additional questions or wish to discuss this matter further please Let me know.

Sincerely,


/s/ Jim Risher, County Manager
    JIM RISHER, COUNTY MANAGER

cc:    Tom Moreland


Moreland Altobelli Associates, Inc
102 Windy Hill Road
McDonough.  GA 30253
770/898-746-1

September 11, 1998

TO: Jim Fisher, County Manager

FROM: Don Watson

PE-: Octagon Road Design Schedule


Attached for your use is a schedule for the design of Octagon Road. If you have any questions concerning this schedule, please let me know.



BOARD OF COMMISSIONERS
JIM JOYNER. Chairman


MEMORANDUM



TO:       Bob White
          Henry County Development Authority

FROM:     Jim Risher
          County Manager

DATE:     September 11, 1998

RE:       Octagon Road

As we have previously discussed with you and Georgia Power representatives, Octagon Road should not have problems beginning construction as scheduled in spite of the current situation regarding the ozone problem in metro Atlanta. This road is classified as a local road by Henry County and exempt from the EPA restrictions for roadway construction. Therefore, this protect should not be delayed unless there is a change in federal regulations, which we do not foresee at this time.

JR:kll




Georgia Economic Profile
McDonough
Henry County



Population                           GA     U.S.
             City       County        (millions)
1950        1,635       15,857       3.4    151.3
1960        2,234       17,619       3.9    179.3
1970        2,675       23,724       4.6    203.2
1980        2,778       36,309       5.5    226.5
1990        2,929       58,741       6.5    249.5
1996        4,266       86,885       7.3    265.0


Per Capita Income
            County           G A           U.S.
1970        $3,114          $3,373        $4,047
1980         9,157           8,353         9,940
1985        13,816          12,864        14,155.
1990        16,300          17,123        18,666
1992        16,951          18,496        20,146
1993        17,326          19,244        20,809
1994        17,834          20,198        21,699

Health
(County)

1 hospital (122 beds).
16 MD's.
4 dentists.
1 chiropractor.
Henry County Health Department.
Mental Health Center.
Henry County Day Care & Training Center.
Stockbridge Auxiliary Health Center.
1 nursing home (180 beds).
1 psychiatric hospital.
Mental Retardation Service Center.

Education
COMMUNITY SCHOOLS. 19 county public schools with 800 teachers, 14,353 Students, and 605 high school graduates in 1995. 4 private schools with 464 students in 1995.

HIGHER EDUCATION. Tech. Institute: Griffin at Griffin (19 miles) has 2,015 students. There are 19 colleges and universities in the Atlanta area with a total enrollment of more than 100,000 students.


Commercial Services
COMMUNICATIONS. Local Newspapers:  1 weekly.  Dailies delivered:
Atlanta Journal, Atlanta Constitution. 6 TV channels received (22-channel cable available). Local radio stations: 1 AM.

FINANCIAL FACILITIES. 1 blank and 4 branch banks with $31.4 billion in assets.

INDUSTRIAL SUPPORT SERVICES. Fabricating, forming, machining, tool & die shop.

PUBLIC ACCOMMODATIONS. 16 restaurants (largest seating capacity 100). 9 motels (758 rooms). 3 meeting facilities (largest seats 600).

Municipal Services
FIRE PROTECTION. 5 full-time city personnel and 60 volunteers. Fire insurance classification 5.

POLICE PROTECTION.  10 full-time personnel.

GARBAGE.  Service provided by city.

PROFESSIONAL ENGINEER.  Consulting contractual engineer.

ZONING. City ordinance and subdivision design standards (Southern Building Code). County zoning ordinance and subdivision design standards.


Recreation

FACILITIES. 10 tennis courts. 2 public golf courses. 7 activity centers. 8 parks. Atlanta Motor Speedway.

STATE PARK. Panola Mountain State Park (local) with trails, picnic areas, interpretive center.

PUBLIC LAKE/RIVER.
Jackson Lake (15 miles) has swimming, fishing, camping, water skiing, motor boating.

YEARLY EVENTS. Geranium Festival of City of McDonough (third Saturday In May). Christmas Parade (first Saturday in December).


UTILITIES
ELECTRICITY. A part of Georgia's modern integrated electrical transmission system, McDonough has excellent ability to supply industrial demands. Compared to 47% for the U.S., coal accounts for 84% of fuel used by the state's power generating plants. This assures long-term continuity.

NATURAL GAS. Supplied by Georgia Natural Gas Company and available in industrial quantities on an interruptible basis.

WATER. Plant capacity: 1,200,000 gal/day. Consumption: 700,000 gal/day maximum. Storage capacity: 750,000 gal. Elevated, 100,000 gal. Ground.
Source: 2 deep wells, reservoir on Walnut Creek. Daily flow: 1.6 cu ft/ sec average, .93 cu ft/sec minimum. County system has 6,000,000 gal/day plant capacity with 4,400,000 gal/day consumption.

SEWAGE. Plant capacity: 1,200,000 gal/day. Plant load: 358,000 gal/day. Secondary treatment plant. Oxidation pond. County system has 2,280,000 gal/day plant capacity with 1,300,000 gal/day plant load.

Transportation
MOTOR FREIGHT CARRIERS.  4 interstate.  24 inter/intrastate.

RAIL. Norfolk Southern rail service at McDonough (local). Norfolk Southern piggyback service at Atlanta (28 miles). CSX piggyback service at Atlanta (28 miles).

WATER. Nearest navigable river: Chattahoochee (9 foot channel depth) with a public barge dock at Columbus (99 miles). Nearest seaport:
Savannah (230 miles) with a maintained channel depth of 42 feet.

AIR.  Nearest commercial air service:  Atlanta (28 miles).  Airlines:
Aero Costa Rica, Aeromexico, ALM Antillean, Air Canana, Air South, Air Jamaica, America West, American, American Eagle, Atlantic Southeast, British Airways, Cayman Airways, Continental, Delta, Japan, KLM, Kiwi, Korean Air, Lufthansa, Midwest Express, Northwest, Swissair, TWA, United, USAir, ValuJet, Varig. Nearest public airport at Hampton (local). 3,400 foot asphalt runway. Services and navigational aids: aircraft tiedown, airframe & power plant repair, hangar, lighted runway.

Taxes
PROPERTY. Property taxes are determined by tax rates and assessment ratios which vary by location. The only realistic way to compare property taxes for different locations is to use "effective tax rates" (tax rate multiplied by assessment ratio). Effective tax rates combine city, county, school, and state tax rates into one convenient figure-the annual tax for each $1000 of property at its fair market value. This rate applies to all property: land, buildings, machinery, equipment, and inventory
              Property Located           1996 Effective Rate
                Within City                $16.03
               Outside City                $14.42

INVENTORY. Henry County exempts 100% on all classes of certain business inventory from property taxation.

SALES. City and county have 2% local sales tax in addition to the 4% state Sales tax.


1996 INDUSTRY MIX
HENRY COUNTY AREA
RANKED BY WAGE

                                                                %     Weekly
INDUSTRY                             Firms     Employment     Emp       Wage
Transportation and Public Utilities   594        33,348       17%        914
Mining                                 12           188         -        685
Wholesale Trade                       769        11,209        6%        603
Manufacturing                         502        28,090       14%        557
Construction                        1,278        10,633        5%        517
Finance, Insurance, and Real Estate   754         5,738        3%        499
Government - Fed, State, Local, Intl  300        27,088       14%        498
Services                            2,826        36,806       19%        420
Agriculture, Forestry and Fishing     179         1,416       1 %        330
Retail Trade                        2,208        41,786       21%        269
Not Elsewhere Classified                -             -         -          -
TOTAL                               9,422       196,302     100)%       $520


                                                                %     Weekly
Manufacturing                      Firms        Employment    Emp       Wage
Chaemicals and Allied Products        30             1,953     7%        678
Fabricated Metal Products             43             1,967     7%        638
Petroleum Refining                     5                64      -        634
Electronic, Other Electrical Equip    20             3,087    11%        626
Miscellaneous Mfg Industries          15               241     1%        625
Food and Kindred Products             20             1,687     6%        617
Stone, Clay, Glass and Concrete       31               903     3%        606
Paper and Allied Products             23             3,031    11%        588
Industrial Machinery, incl Computer   64             3,367    12%        555
Rubber and Misc Plastic Products      36             2.373     8%        550
Primary Metal Products                 3                58      -        529
Furniture and Fixtures                11               566     2%        501
Transportation Equipment              23               732     3%        491
Textiles                              18             3,619    13%        480
Printing and Publishing               82             1,190     4%        452
Lumber and Wood Products              47               834     3%        428
Apparel                               25             1,712     6%        318
Instruments and Related Products       4                 -      -          -
Leather and Leather Products           2                 -      -          -

TOTAL                                502            28,090   100%       $557

COUNTIES : Henry, Butts, Clayton. Newton, Rockdale, Spalding.

Hyphens indicate data is unavailable or does not meet disclosure criteria.



1996 RETAIL TRADE & SERVICE MIX
HENRY COUNTY AREA
RANKED BY WAGE

                                                           %          Weekly
Retail Trade                         Firms     Employment      Emp      Wage
Auto Dealers, Gasoline Svc Stations    370          5,058      12%       530
Building, Hardware, Garden Supplies     92          1,278       3%       419
Furniture & Home Furnishings Stores    142          1,306       3%       344
Miscellaneous Retail                   465          5,271      13%       334
Food Stores                            278          6,105      15%       250
General Merchandise Stores              64          5,426      13%       241
Apparel and Accessory Stores           163          1,765       4%       212
Eating and Drinking Places             636         15,577      37%       168

TOTAL                                2,208         41,786     100%      $269


                                                                   %  Weekly
Services                              Firms        Employment    Emp    Wage
Engineering and Management Services     227            1,465      4%     573
Health Services                         609           10,927     30%     569
Legal Services                          157              548      1%     527
Miscellaneous Repair Services            92              473      1%     482
Auto Repair. Services, Garages          359            2,557      7%     425
Educational Services                     32              435      1%     404
Business Services                       492           11,993     33%     387
Personal Services                       261            1,704      5%     268
Membership Organizations                 62              507      1%     263
Social Services                         167            2,967      8%     235
Hotels, Other Lodging Places             75            1,612      4%     226
Amusement and Recreation Services        93              963      3%     216
Private Households                      156              210      1%     189
Motion Pictures                          43              433      1%     151
Miscellaneous Services                    2                -       -       -
Museums, Botanical, Zoological Gdns       1                -       -       -

TOTAL                                 2,826           36,806    100%    $420

COUNTIES :  Henry, Butts, Clayton, Newton, Rockdale, Spalding.

Hyphens indicate data is unavailable or does not meet disclosure criteria.




GOLF COURSE FRONTAGE SALE


LOCATION:                  Lot 31 Gresham Landing
                           District 6 Land Lot 19
                           Henry County, Georgia

SIZE:                      2.035 Acres (88,644 SF)

SALES PRICE:               $356,200 (Site)

SALES PRICE/UNIT:          $4.10/SF ($174,938/Acre)

DATE OF SALE:              April 22, 1993

GRANTOR:.                  Killearn Properties of Ga. Inc.

GRANTEE:                   Econ 0 Check Corporation

DEED BOOK/PAGE:            1629-165

ZONING:                    C-2 Commercial

UTILITIES:                 All Available

MAP REF:                   51-01-28+

COMMENTS:                  This sale represents one of two golf
                           course frontage commercial site sales
                           in Corporate Center at Eagles Landing,
                           and the most recent.  Recent office
                           building completion in 1997.  Access is
                           from Gresham Way.  Building faces along
                           No. 1 fairway of Eagles Landing Golf
                           Course. Sale indicates value of premium of golf frontage location.




GOLF COURSE FRONTAGE SALE

LOCATION:                     Gresham Way
                              District 6 Land Lot 19
                              Henry County, Georgia

SIZE:                         2.00 Acres (87,120 SF)

SALES PRICE:                  $300,000 (Site)

SALES PRICE/UNIT:             $3.44/SF ($150,000/Acre)

DATE OF SALE:                 August 17, 1990

GRANTOR:                      Atlanta Tech Center, Inc.

GRANTEE:                      James V. Gresham

DEED BOOK/PAGE:               1209/159

ZONING:                       C-2 Commercial

UTILITIES:                    Water, sewer, gas, electricity,
                              telephone

COMMENTS:                     This is the first of two golf front
                              site sales within Corporate Center
                              at Eagles Landing.    Later developed
                              with a 19,000 SF luxury quality office
                              building that fronts the No. 1 Green of
                              Eagles Landing Golf Course.  Additional
                              access from Eagles Landing Way from within gated community of Eagles Landing.
                              Sale is recognized as dated, but remains as a good indicator of market for this type of commercial office location. As a site sale from this time period, the sale indicates an upward adjustment for golf course frontage.



Insert appraiser's Henry County Demographic Overview of comparable



APPRAISER QUALIFICATIONS

ROBERT WILSON, IFAS
GEORGIA CERTIFIED GENERAL REAL PROPERTY APPRAISER-1497

139 HAMPTON ROAD                      HEIGHT: 6'0"
FAYETTEVILLE, GA  30214               WEIGHT: 180
PHONE: 460-9476 (H) 719-0644 (0)      HEALTH: EXCELLENT


EDUCATION:

    Rutherford High School - Panama City, Florida 1963-1967 Warner Robins High School - Warner Robins, GA. 1967
      (Graduate)
    Middle Georgia College - Cochran, GA. 1967-1970 Graduate
      (Associate Arts Business Administration)
    Georgia State University - Atlanta, GA. 1971 to present
      (Second Quarter Senior Marketing Major).

EXPERIENCE:

    Ron-Fra Development Corp.
    Residential Construction 1971-1974

    Clayton County Assessors office
    Residential Staff Appraiser III - 1975-1978:
      Responsible for all residential construction/
      Appraising 12th District, Clayton County.

    Commercial Appraiser IV - 1978-1982: Responsible for all commercial/industrial/apartment construction, appraising and formulation of pricing schedules.

    Chief Appraiser: 1982-1986: Responsibilities to include daily administration of Clayton County Tax Assessors Office. Directly supervised staff of 22 appraisers/clerks/support personnel with annual objective of maintaining approximately 6 Billion Dollar Tax Base. Personal appraising responsibilities of Million Dollar accounts and Hartsfield International Airport.

    Bob Sorrells and Associates - 1986-Present:  Associate Member
    Independent Fee Appraiser, Residential/Commercial Industrial/
    Accounts.



ROBERT WILSON
PAGE TWO

PROFESSIONAL COURSES AND AFFILIATIONS:

      Georgia Association of Assessing Officials - GAAO International Association of Assessing Officers - IAAO
      National Association of Independent Fee Appraisers:
      N.A.I.F.A. - Vice President-Tara Chapter, 1990 -
      N.A.I.F.A. - President Tara Chapter, 1991 - Dekalb Board of
      Realtors-Affiliate Member-1988 to 1991
      Right of Way Association-Member -1990/1991
      GAAQ Course  I - General Appraisal Techniques
      GAAO Course  IA - Advanced Appraisal Techniques
      GAAO Course  II - Income Approach to Value
      GAAO Course  IIA - Advanced Income Applications
      GAAO Course  III - Valuation of Personal Property
      GAAO Course  IV - Valuation of Rural Land
      GAAO Course  V - Property Mapping Workshop
      GAAO Workshop - Shopping Center Valuation
      IAAO I - Fundamentals of Real Property Appraising
      IAAO II - Income Approach to Valuation.
      GAAO Seminar - Shopping Center Evaluation Techniques.
      GAAO Seminar - Computer Techniques to Evaluation.
      Avmark Aircraft Appraisal Seminar - Aircraft appraising
      N.A.I.F.A. - Course I - General Principles of
          Residential Appraisers
      N.A.I.F.A. - F.H.L.M.C.- Single Family Report Writing
          Seminar
      Employee Relocation Council - Relocation Appraisal
          Seminar
      N.A.I.F.A. - Uniform Standards of Professional Appraisal
          Practice
      N.A.I.F.A. - Fannie Mae Guidelines for condominiums
          & Deminimus PUDS Seminar
      N.A.I.F.A. - Condemnation Seminar
      N.A.I.F.A. - Market Abstraction Seminar
      Marshall & Swift - Cost Approach Seminar


ROBERT WILSON
PAGE THREE


CERTIFICATES & DESIGNATIONS:

    Certified General Real Estate Appraiser-
    State of Georgia #CO01497 - 1991

    Senior Member of National Association of Independent Fee
    Appraisers, I.F.A.S. Designation - Cert. #1225 - 1988

    Certified by Georgia Department of Revenue as Class IV Appraiser - 1976

    Certified by Georgia Department of Transporation as Class II Appraiser-Right of Way - 1986

    Certified by Clayton County Board of Assessors as Chief Appraiser - 1982


APPRAISER QUALIFICATIONS

B.G. SORRELLS, IFAS
1950A Highway 85 North
J & R Plaza
Jonesboro, Ga  30236
Ga. Cert.  Gen. #1154



EMPLOYMENT:     1964-Present Self-employed, Real Estate
                Appraisals & Consulting-Residential,
                Commercial and Acreage and Property Tax
                Consulting.

MILITARY:       1953-1955 U.S. Army, Korean War Veteran,
                Discharged 1955.

EDUCATION:      1952 Russell High School, East Point,
                Georgia.

                1956-57 Georgia Institute of Technology.

PERSONAL:       Born April 26, 1934, East Point, Georgia.
                Married: Wife-Sue, Children-Sharon, Danny and
                Renee.  All are members of Atlanta Baptist
                Church, College Park, GA. Health-Excellent, no physical limitations. Height 6'1", weight
                195 pounds.  Homeowner:  Route 1, Box 217,
                Mockingbird Lane, Brooks, GA. 30205.  Hobbies-
                Fishing and golf


SUMMARY: After being discharged in 1955, employed at Lockheed Aircraft as a Paint and Plastic Supervisor, while there attended school at Georgia Tech-two years toward Industrial Management Certificate. 1957-Atlanta Terminal Station and Southern Railway System as Special Agent (Railroad Police), consisting of all types of police work and company security. Attended many schools and seminars conducted by the F.B.I. and other Law Enforcement Agencies, worked with and assisted Federal, State and local Police Departments, District Attorneys and Courts.

                During this time, I completed study and became a licensed Real Estate Broker. At that time, I resigned from the Railroad and entered the Real Estate Business full time. Along with other duties of the business, I compile appraisals and evaluations for companies, individuals, attorneys, estates, etc. In my Real Estate and Appraisal career, I have attended many schools, seminars and lectures pertaining to the business. Please see attached supplement.

                Currently serving as member of Georgia State
                Appraiser Board, Vice Chair.  I am past
                president of the Atlanta Chapter of the
                National Association of Independent Fee
                Appraisers for 1985, past president of the Old
                National Business and Professional Association and the Atlanta Airport Optimist Club. I am past Regional Governor-South Central Region for 1987-1990 for the National Association of Independent Fee Appraisers, and member of the National Professional Standards Committee and serve on the Board of Director's for N.A.I.F.A.
                I am now or have been a member of the Board of Directors of several corporations and am associated with most of the Civic and Professional Organizations in the area. I am also serving as N.A.I.F.A.'s voting delegate and Chairman to the Georgia Appraiser's Coalition. Awarded Appraiser of the Year for 1991 NAIFA. I feel that I hold some degree of trust and respect among the fellow members of the community.



REFERENCES:     Business and personal references can be
                furnished upon request.

RE:  SUPPLEMENT TO RESUME OF BOB SORRELLS:

EDUCATION:      Russell High School.
                Georgia Institute of Technology (Industrial
                Management).
                Georgia Institute of Technology (Seminars on
                Real Estate and Appraising).  Georgia State
                University    (Seminars on Real Estate &
                Appraising). National Association of Independent
                Fee Appraisers (I.F.A. Member Exam).  Senior Exam-National
                Association of Independent Fee Appraisers.  Atlanta Area
                Tech (Commercial Real Estate, Insurance and Appraising courses). Most courses offered by the National Association of Independent Fee Appraisers. Tax Arbitration Courses (Ad
                Valorem).  Marshall and Swift Cost Seminars - Commercial and
                Residential.
                S.R.E.A. (Courses and Seminars on Appraising).


CERTIFICATES &  DESIGNATIONS:

                State of Georgia certified Real Estate Appraiser #1154. Member International Right of Way
                Association Senior Member of National Association of Independent Fee Appraisers. I.F.A.S. Designation Certificate #1224. Awarded 1991 Appraiser of the Year For N.A.I.F.A. Veteran's Administration Fee Appraiser #X238. Dept. HUD, Fee Appraiser #2151. Licensed Real Estate Broker, Georgia #4871.

APPRAISAL EXPERIENCE:

                Single Family Residence (including construction loans
                & REO's) Vacant lots and acreage-including farms. Commercial/Industrial properties. Multi-Family dwellings. Church, school and special use properties. Fulton County Tax Arbitration. Clayton County Tax Appeals. School Buildings, Fulton, Clayton, Fayette Counties and City of Atlanta Boards of Educations. Special use properties for Federal, State and County Government Agencys.
                Various properties for U. S. Bankruptcy Court and U.S. Marshalls Office. Various Properties, Atlanta Airport Authority, including Air Rights and Runway Locations.


APPRAISAL EDUCATION:

                Course 1.1 - Principles of Real Estate
                             Appraising.

                Course 2.lA - Income Property Appraising I.

                Course 2.lB - Income Property Appraising II.

                Course 1.2 - Manufactured Housing/Mobile Home
                             Appraising.

                Course 1.4 - Review Appraising.

                Course 1.7.- URAR Lenders Seminar.

                Course 4.1 - FHLMC Single Family Report
                             Writing.

                Course 4.2 - FHLMC Small Residential Income
                             Report Writing.

                Course 4.3 - Narrative Report Writing.

                Course 5.1 - Condemnation Seminar.

                Course 6.1 - Investment Analysis.

                Course 6.2 - Applying Compound Interest in
                             Today's Real Estate Market.

                Course 6.4 - Mini Math for Appraisers.

                Course 7.1 - Residential Cost Approach
                             (Marshall & Swift).

                Course 7.2 - Commercial Cost Approach
                             (Marshall & Swift).

                Course 9.1 - Appraising the Condominium.

               Course 11.1 - Professional Standards.

               FHLBB - Seminars on R-41-A-B-C.

               Seminars on Appraising Historic Properties.

               Employee Relocation Seminars.


SUPPLEMENT TO RESUME OF BOB SORRELLS:

APPROVED TO APPRAISE AND REVIEW BY THE FOLLOWING:
    (PARTIAL LIST)

     Veteran's Administration Fee Appraiser, Department of HUD-FHA,
     FNMA, Freddie Mac, Beneficial Finance Companies, Delta Airlines
     Credit Unions, Landmark Financial Services, Liberty Mortgage Corp., Merchants Bank, First State Bank, Bank of Coweta, Newnan Savings
     Bank, Clayton National, Trust Company of Georgia, First Union
     Mortgage Company, Tara State Bank, Wachovia Bank, Bank South, N.A.,
     Bank South Mortgage, Southern Federal Savings and Loan, First National Bank of Hency County, Chemical Financial Services Corp., Equitable Mortgage Corp., Griffin Federal, Barnett Bank, First Bank & Trust,
     United Bank Corp., Norwest Mortgage Corp., City Mortgage, BancBoston Mortgage, Home Federal Savings and Loan, Resolution Trust Corp.,
     American Family Life Ins. Corp, Peach State Bank, Nations Bank, Citizens Bank and Trust of Fayette Co., Gulf States Mortgage Corp., Banker's First Mortgage. Numerous legal firms for wills, estates, etc. Individuals and corporations, Fulton and Clayton County Tax Appeals, Federal, State and Local Governments, Atlanta Airport Noise Mitigation Program, F.A.A., Lincoln Services, ChemExec, Home Equity, Merrill Lynch Relocation Companies, S.B.A. and Department of Transportation. Certified as expert witness in Federal and State courts.

REAL ESTATE AND RELATED EXPERIENCES:

     Real Estate Appraiser and Broker; Real Property Tax consultant for all types of property, 1965 to present. Developer and contractor of subdivision 1972 to 1974.

     Owner of Bob Sorrells and Associates, Real Estate
     Appraisers and Consulting.

RECERTIFICATION:

     The National Association of Independent Fee Appraisers has a mandatory program of continuing education for designated members. Those who meet the standards of the program are considered to have recertified. I am certified under the program through December 31st, 1998.









        (b 3.) - APPRAISAL OF WINDSONG DATED AS OF NOVEMBER 1, 1996
                        PREPARED BY BOB SORRELS & ASSOCIATES








     PREPARED FOR
     FIRST COMMUNITY BANK


      APPRAISAL OF
   WINDSONG PLANTATION
    UNITS VI AND VII

   A PROPOSED 134 LOT
    SINGLE FAMILY
   RESIDENTIAL DEVELOPMENT

    LOCATED IN STOCKBRIDGE
     HENRY-COUNTY, GEORGIA


   VALUE ESTIMATE AS OF
    NOVEMBER 1, 1996








      PREPARED, BY
      BOB SORRELLS AND ASSOCIATES





BOB SORRELLS & ASSOCIATES

REAL ESTATE APPRAISERS & CONSULTING
EE APPRAISERS - VA - FHA
RESIDENTIAL - COMMERCIAL - ACREAGE
INDUSTRIAL - SPECIAL USE - ESTATES

1950 A HWY. 85 N.
J & R Plaza
Jonesboro, Georgia 30236

November 10, 1996

First Community
12 North Cedar Street
McDonough, Georgia 30253

Attention: Mr. Burt Blackmon
President

RE:      Appraisal of Property
         Windsong Plantation-Units VI & VII
         A Proposed 134 Lot Development
         District 12 Land Lots 2 & 3
         Stockbridge, Henry County, Georgia

Dear Mr. Blackmon:

In accordance with your request, we have personally inspected and appraised the above captioned property. The purpose of this appraisal is to provide a reasonable and documented Market Value estimate of the fee simple interest in the subject property. It is our understanding that this report will be used for internal decision making and possible development financing.

Enclosed is the narrative report containing pertinent data, facts gathered, and analysis of this information. The report was prepared in conformity with subject to the requirements of the code of Professional Ethics and Standards Of Professional Practice of the Appraisal Foundation, the Uniform Standards of Professional Appraisal Practice ("USPAP4') of the Appraisal Foundation, and the National Association of Independent Fee Appraisers (NAIFA).

The subject of this report are Units VI and VII of Windsong Plantation, a proposed 134 lot single family residential development. The property is located off the north side of Eagles Landing Parkway, just south of the city limits of Stockbridge, and about four miles northwest of the northern city limits of McDonough, Georgia, the county seat of Henry county. Access is very convenient from I-75 at 73 located less than one mile to the west. This subdivision is a well established part of the Eagles Landing community. Previous units within this subdivision have been very successful with strong market acceptance, and very few lots remain. The homes within this development typically range between $150,000 to $200,000; and this section is expected to range moderately higher in the $175,000 to lower $200,000 bracket. To date, eleven lots have been pre-sold to the two primary builders in this development;
J. P. Evans (Oxford Homes) and McMillan-llcDonald Builders. Historically, each builder has committed to a minimum of 10 lots per quarter period (20 total) and this trend is expected to continue throughout this development. Each lot has been flat priced at $32,900 in Units VI and VII and have historically sold upward of $34,000 to the same.

The assignment requires two primary value estimates. The value of the subject land, "As Is", or prior to some existing development in progress, which is a
67.70 acre land tract; and "As Proposed" Unites VI and VII of Windsong Plantation, a 134 lot developed single family subdivision.

Based on our investigation and analysis, it is our opinion that the Market Value (s) of the fee simple interest of the subject property, subject to the Limiting conditions and Assumptions contained herein, as of November 1, 1996 is:

   As IS: Existinq 67.70 Acres as Undeveloped Units VI & VII
   Platted for 134 Future Single Family Lots

        by Sales Comparison Approach
        $1,140,000


     As Proposed: Developed with 134 Single Family Lots

       by Income Approach-Discounted Cash Flow Analysis
        $3,277,000

       by Sales Comparison   Approach-Gross Aggregate Retail Value
        $4,422,000



Employment of the appraisers was not conditional upon the appraisers producing a specific value or a value within a given range. Future employment prospects are not dependent upon the appraisers producing a specified value. Employment of the appraisers and payment if the fee is not based upon whether a loan application is approved or disapproved.

We appreciate the opportunity to be of service on this property. Please let us know if we can be of further assistance to, in this or other real estate appraisal matters.

Sincerely,

      /s/ Robert Wilson, IFAS
          ROBERT WILSON, IFAS
          Ga. Cert. Gen. No. 1497
          Associate Appraiser



       /S/Bob Sorrells, IFAS
          BOB SORRELLS, IFAS
          Ga. Cert. Gen. No. 1154
          Chief Appraiser



TABLE OF CONTENTS

 STATEMENT OF LIMITING  CONDITIONS AND
   APPRAISER'S CCORTIFICATION

 APPRAISAL REPORT                                              1

 SUMMARY OF SALIENT FACTS AND CONCLUSIONS                      2

 PROPERTY DESCRIPTION AND LOCATION                             4

 LEGAL DESCRIPTION                                             4

 PURPOSE, FUNCTION AND DATE OF THE APPRAISAL                   4

 PROPERTY RIGHT APPRAISED                                      5

 SCOPE OF APPRAISAL                                            5

 APPRAISAL DEFINITIONS                                         6

 RECENT SALES HISTORY                                          8

 COMPETENCY OF APPRAISERS                                      8

 ANTICIPATED MARKETING PERIOD                                  9

 METRO ATLANTA OVERVIEW                                        11

 HENRY COUNTY OVERVIEW                                         13

 NEIGHBORHOOD OVERVIEW                                         18

 DESCRIPTION AND ANALYSIS OF THE SUBDIVISION                   20

 ASSESSMENT TAXES ZONING DISTRICT                              23

 FLOOD MAP, TAX MA, DEVELOPMENT PLANS                          ++

 PHOTOGRAPHS                                                   24

 HIGHEST AND BEST USE                                          27

 THE APPRAISAL PROCESS                                         29

 APPRAISAL METHODOLOGY                                         30

 SALES COMPARISON APPROACH-Undeveloped Acreage                 32

 SUMMARY OF LAND SALES-Location Map                            33

 COST APPROACH                                                 46

 SALES COMPARISON APPROACH-Improved Lot Sales                  49

 SUMMARY OF LOT SALES-Location map                             50

 INCOME APPROACH-Developer Analysis                            61

 RECONCILIATION                                                66

 EXHIBIT SECTION                                               68

 APPRAISER QUALIFICATIONS


LIMITING CONDITIONS AND ASSUMPTIONS

 This appraisal is made subject to the following:

 1. The appraiser assumes no liability for structural features not visible on ordinary careful inspection, nor do they assure any responsibility for sub-surface or foundation conditions.

 2. Certain information used in this appraisal has been furnished by others. The sources and the information are considered to be reliable, but cannot be guaranteed.

 3. It is assumed that the physical characteristics of the property, with regard to meets and bounds and road frontages, are essentially as depicted on-the plat of the property, attached herewith as an Exhibit.

 4. No responsibility is assumed for matters legal in character, nor is any opinion rendered as to title, which is assumed to be good and marketable. Normal mortgage loan encumbrances and utility easements are considered to exist.

 5. If the property is under construction or proposed, it has been assumed that the mortgage banker, in soliciting funds for this project, has furnished to the user of this report complete plans, specifications, survey and photographs of the land and improvements.

 6. The contents of the appraisal are for limited private use only. If, by virtue of this report, it becomes necessary to testify in Court in support of the value estimate an additional fee will be charged. If this report becomes property of any other party, other than the addressee or the person who has paid the fee connected herewith, permission must be obtained for production or additional copies from the original addressee, and additional fees will be charged for any further consultation, reappraisal, or review of this property. Any subsequent copies of this report will be furnished at a cost of $50.00 per copy, plus typing/computer charges, if necessary, plus a base charge of $50.00.

  7. Disclosures of the contents of this appraisal report are governed by the By-Laws and Regulations of the National
     Association of Independent Fee Appraisers.


Neither all nor any part of the contents of this report (especially any conclusions as to value, the identity of the firm with which he is connected, or any reference to the National Association of Independent Fee Appraisers or to the I.F.A.S. designation) shall be disseminated to the public through advertising media, public relations media, sales media, news media, or any other public means of communication without prior written consent and approval of the undersigned.

In estimating the value of the subject property, every effort has been made to accurately reflect the physical condition of the improvements as of the date of inspection. However, the undersigned appraiser is not qualified to render opinions as to the integrity, or capacity, of the structural, mechanical, electrical, or plumbing systems, nor does- he warrant or imply, by virtue of this report, the condition/capacity of said systems beyond those written observations included in the body of the appraisal report. Unless otherwise stated, it is assumed that all systems are in good working order and typical for the property type in its locale as of the date of inspection. It is further recommended, in conjunction with the appraisal, that "client" obtain at his/her expense qualified opinion(s) as to the condition or capacity of such systems.

It is also recommended that the client obtain at his/her expense, qualified opinions as to the presence, if any, of toxic materials, chemicals, insulation, radon gas, soil or water contamination or any other contamination undetectable by normal observations during the appraisers inspection of the property. Any reported findings contrary to the assumptions or stated observations included in this report could affect the estimated value of the property as stated.

The appraisal assignment was not based on a requested minimum valuation, a specific valuation, or the approval of a loan.


                        CERTIFICATION AND ACKNOWLEDGMENT
                      OF PROFESSIONAL PARTICIPATION:

 The appraiser hereby certifies:

 1. That he does not have undisclosed interest of property, the subject of this report. Either, past, present or contemplated.

 2. That he does not have any personal interest or bias with respect to the subject matter of this appraisal report or the parties involved.

 3. To the best of my knowledge and belief the statements of fact contained in the appraisal report, upon which the analyses, opinion and conclusions expressed herein are based, are true and correct.

 4. The appraisal report sets forth all of the limiting condition imposed by the terms of my assignment, or by the undersigned, affecting the analysis, opinions, and conclusions contained in the report.

 5. This appraisal report has been made in conformity with and is subject to the requirements of the Code of Professional Ethics and Standards of Professional
     Practice of the Appraisal Foundation, the Uniform
     Standards of Professional Appraisal Practice,("USPAP") of the Appraisal Foundation, and the National Association on of Independent Fee Appraisers (NAIFA).

 6. That the employment and compensation of the appraiser, or his associates, for rendering the opinions expressed herein, are not contingent upon the values expressed, nor upon any other factor, other than' the preparation and delivery of this report for the predetermined fee.

 7. Robert-Wilson, IFAS, did personally inspect the property which is the subject of this report. Bob Sorrells, IFAS, did not make a personal inspection of the property.

8. Certain information upon which the opinions of value are, based is gathered, maintained, verified and prepared by a research staff in the employ of the appraiser. The staff is supervised by the appraiser and is judged by ]Rim to be of competent, professional ability Acknowledgment is made of their contribution. Names professional qualifications, and extent of their participation can be furnished to the client upon request.

 9. The appraisal assignment was not based on a required minimum valuation, a specific valuation, or the, approval of a loan.

 10.  Recertification:
      The National Association of Independent Fee Appraisers has a mandatory program of continuing education for designated members. Those who meet the standards of the program are considered to have recertified. I am certified under the program through December 31st, 1998.


/s/ Robert Wilson, IFAS
          ROBERT WILSON, IFAS
          Ga. Cert. Gen. No. 1497
          Associate Appraiser



       /S/Bob Sorrells, IFAS
          BOB SORRELLS, IFAS
          Ga. Cert. Gen. No. 1154
          Chief Appraiser





RESIDENTIAL LAND APPRAISAL REPORT





 OWNER/BORROWER:                   Killearn Properties" Inc.

 ADDRESS:                          600 Country Club Drive

 CITY/STATE:                       Stockbridge, Georgia'@0281

 PHONE:                            (770) 389-9800

 LENDER/CLIENT:                    First Community Bank

 STREET ADDRESS:                   12 North Cedar Street

 CITY/STATE:                       McDonough, Georgia 30253

 PHONE:                            (770) 957-6607

 PROPERTY INFORMATION:             Windsong Plantation VI & VII

 STREET@ADDRESS:                   Off NIS Eagles Landing Parkway

 CITY/STATE:                       Stockbridge, Georgia 30281

 COUNTY:                           Henry

 DISTRICT:                         12th

 LAND LOT:                         2 and 3

 AERO MAP  NUMBER:                 427-M-12

 ATLANTA SMA:                      0520

 STATE/COUNTY  CODE:               13151

 CENSUS:                           703.02

 TAX ASSESSMENT MAP:               50-01-28.1 (Part)

 FEMA FLOOD MAP:                   130468-0070B (11/02/1983)

 OWNERSHIP:                        Killearn Properties Inc of Ga.

 File No. F1127LN



                             PROPERTY DESCRIPTION AND LOCATION


The subject of this. report are Units VI and VII of Windsong Plantation, a proposed 134 lot single family residential development. The property is located off the North side of Eagles Landing Parkway, just south of the city limits of Stockbridge, and about four miles northwest of the northern city limits of McDonough, Georgia, the county seat of Henry County. Access is very convenient from I-75 at 73 located less than one mile to the west. This subdivision is a well established part of the Eagles Landing community. Previous units within this subdivision have been very successful with
strong market acceptance.   The homes within this development typically range
between $150,000 to $200,000; and this section is expected to range moderately higher in the $175,000 to lower $200,000 bracket.

The subject is situated approximately 21 radial miles south of Atlanta's central business district and 10 miles south of Hartsfield International Airport
 .


                          LEGAL DESCRIPTION

The subject property is located in the 12th Land District, Land Lots 2 and 3, of Henry County, Georgia. The Henry County Tax Plat identifies the property as part of parcel number 50-01-28.1. The subject lots will be further described as Windsong Plantation and are individually identified by Block and Lot in the Summary of Salient Facts, and the Property Description section of this r6por-@-.


                          PURPOSE, FUNCTION, AND DATE OF APPRAISATO

The purpose of the appraisal has been to estimate the Market Value of the property "As Is"-a residential acreage tract and "As Proposed"-completed as a developed residential subdivision totaling one hundred and thirty four developed lots. The appraisal will be used for a development loan by the client and may not be applicable to other uses. The value estimate expressed herein considers November 1,1996 as the effective date of value.
Construction time for development is estimated between three to five months, depending on Winter months productive days.



                              PROPERTY RIGHT APPRAISED

 The property right appraised is the fee simple ownership fee simple is an
absolute fee, which is an   inheritable estate and a fee which limitations
to. any particular class of heirs restrictions, but subject to the limitations of eminent domain, escheat, police power and taxation.

The title to the property is assumed to be free and clear of any liens or encumbrances.


                                  SCOPE OF THE APPRAISAL

This appraisal is intended to comply with, the Uniform Standards of the Professional Appraisal Practice promulgated by the Appraisal Standards Board of the Appraisal Foundation and the Guide Notes to the Standards of Professional Appraisal Practice adopted by the National Association of Independent Fee Appraisers. The standards contain binding requirements and specific guidelines that deal with procedures to be followed in developing an appraisal, analysis, or opinion. These uniform standards set the requirements to communicate the appraisers: analysis, opinion, and conclusions in a manner that will be meaningful and not misleading in the marketplace.

A narrative appraisal report on the, subject property has been prepared. The subject property data such as land size, location, utilities and zoning are considered and presented in this report.@-.4. Market data, including sales of - similar large acreage tracts purchased for development, subdivision development. Costs, residential lot absorption trends and applicable discount rates were researched, analyzed, and if applicable, pr6st6hted in the report. The data has been used to estimate the highest and best use of the subject Property and to estimate the market value.

The appraisers knowledge and experience with respect to the detection and measurement of hazardous substances. Therefore, this assignment does not cover the presence or absence of such substances as discussed in the Limiting Conditions and Assumptions section. However, any visual or obviously known hazardous substances affecting the property will be reported.

The documentation necessary to support our estimate of value is contained in this appraisal report. Market data has been collected and 'analyzed. Comparable sales were chosen for their similar highest and best uses as outlined in this report. All sales were analyzed and compared to the subject present on their similarities and dissimilarities. The present use the subject is undeveloped land. Subdivision of the property is feasible due to its high density zoning, location, and availability of all public utilities.

                                APPRAISAL DEFINITIONS

  Market Value may be defined as follows:

       "The most probable price which a property should
        bring in a competitive and open market under all conditions requisite to a fair sale, , the buyer and
        seller,. each   acting prudently, knowledgeably and
        assuming the price is not affected by undue stimulus."

        Implicit in this definition is the consummation of a sale as of a specified date and passing of title from seller to buyer under conditions whereby:

        1)   Buyer-and seller are typically motivated.,..

        2) Both parties are well informed- or well advised and each acting in what -he considers his own best interest.

        3) A reasonable time is allowed for exposure in the open market.

        4) Payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto.

        5) The price represents the normal consideration for the property sold unaffected-by special or creative financing or sales concessions granted by anyone associated with the sale.

 The source of the foregoing definitions was the "Income
 Property Appraising Textbook" published by the National
 Association of Independent Fee Appraisers.



Fee simple ownership may be defined as an absolute, ownership unencumbered by any other interest or estate subject on:6y to the four powers of government." The four governmental powers include eminent domain, escheat, police power and taxation.

Leased Fee, Estate (Interest) is defined as "an ownership interest held by a landlord with the right of use and occupancy conveyed by lease to others; the rights of lessor or the leased fee owner and leased fee are specified by contract: terms contained within the lease."

Fee Simple Title (Interest) is defined as -"a title that signifies ownership of all rights in a parcel of real property subject only to the limitations of the four powers of governmental

As-Is value is defined as the actual physical, legal, economic, and political status of the property on the effective date of valuation.

Pair Value is defined as "the cash price that might reasonably be anticipated in a current sale under all conditions requisite to a fair sale. A fair sale means that buyer and seller are each acting prudently and knowledgeably, and under no necessity to buy or sell-i.e., other than in a forced or liquidation sale. The appraiser should estimate the cash price that might be received upon exposure to the open mark4 f or a reasonable time, considering the property type and local market conditions. When a current sale is unlikely - i.e., when it is unlikely that the sale can be completed within 12 months-the appraiser must discount all cash flows generated by the property to obtain the estimate of fair value. These cash flows include, but are not limited too, those arising from ownership, development, operation, and the sale of the property. The discount applied shall reflect the appraiser's judgement of what a prudent, knowledgeable purchaser under no necessity to buy would be willing to pay to purchase the property in a current sale. Whenever the appraiser believes that more than one year is necessary for a fair sale of the property, the appraisal shall state and justify the estimated time and state the annual discount rate applied.




                              RECENT SALES HISTORY

The present owner (s) of record is shown as Killearn Properties Inc. of Georgia, formerly known a.4 Atlanta Tech Center Inc. Killearn Property was owner of record for a period of time exceeding three years. The last known recorded deed is shown as Deed Book and Page 1271-142 thru 144 on the property record card, with a date indicating February 20, 1996. Other corporate name ownership is known prior to this date, transferred internally. The property which consists of 67.70 undeveloped acres is part of a larger tract of land found toward the northern end of the Eagles Landing development.

No oth6r transfers of the subject property are known within the last three years.


                             COMPETENCY OP APPRAISERS

With reference to qualifications of appraisers in the Addendum and a Bob Sorrells and Associates resume on file with the client, Bob Sorrells, IFAS and Robert Wilson, IFAS both have had previous appraisal experience with this type of property and are local appraisers very familiar with immediate market area. In the time period between 1992 to present,, we have performed over 175 similar residential subdivision appraisals in Henry, Clayton, Fayette, Coweta, Spalding, and South Fulton Counties for various lending institutions to include Wachovia, SouthTrust, Bank South Mortgage, Southern Crescent Bank, Tara State Bank, Bank of Coweta, Griffin Federal, Fayette County Bank, Citizens Bank and Trust Newnan Savings Bank, First State Bank, among others.



                              ANTICIPATED MARKETING PERIOD

The subject is a 67.70 acre tract of developing acreage located toward the southern end of Stockbridge city limits and just north of the northern city limits of McDonough, the county seat of Henry County. The property is currently zoned RM, a high density residential classification, has a permitted density ratio of 1.98 lots per acre, with all utilities available or within relatively close proximity. The property is contiguous to previous development in Windsong Plantation which has achieved a very successful market acceptance over the last several years. The previous development phases include the primary access boulevard, Country Club Drive and entry gates in place, as well as the subdivisions amenity package that includes a high quality pool, pool house, tennis courts and parking lot. Each contributes significantly to the subject property which must access through this pre-existing development. The subject property is found within one mile of Exit 73 at I-75 and Eagles Landing Parkway Jodeco Road, and is within walking distance to a significant amount of ancillary development to include a new Publix Shopping Center, Corporate Center Business Park, and Henry General Hospital. Acreage tracts with development potential, and particularly high density ratios, are in continuing demand, with positive interactions between buyer and seller. The subject is considered within this market, and as such is considered very desirable for it is proposed use to a number of prospective purchaser's requiring, either good development land or land for speculative holding.

In order to estimate a normal marketing period necessary to expose the property to achieve, a fair sale, several assumptions are employed.
These include (a) the property should be priced at a reasonable markup over market value as typically employed by sellers of similar type properties. Overpricing the property will prolong the marketing period; (b) the property should be actively exposed and aggressively marketed to potential purchasers through normal marketing channels used by sellers of similar type properties;
(c) the sale should be consummated under the terms and conditions of the definition of market value required by governmental regulations set forth in the Purpose, Function, and Date of Appraisal section which preceded this section. Using these prerequisites, a marketing period of approximately twelve months or less should be appropriate if the property is competitively priced and aggressively and professionally marketed. As developed residential lots, the absorption is, discussed in the Income Section of the report.



INSERT AREA MAP SHOWING SUBJECT



                        METROPOLITAN ATLANTA OVERVIEW

Relative to the appraisal of any form of real estate, the underlying demographic and economic forces of th4 surrounding community should be thoroughly considered as they "affect the property being appraised. Potential demand for real estate is a product of the growth and stability of its environs. For this basic reason, a brief synopsis of the Atlanta metropolitan area including Atlanta as an individual entity, is deemed an integral part of this analysis. A location map is included within this section.

Atlanta is located in the northwestern portion of Georgia and is the state's capital and largest city. In 1960, the Atlanta region became the first metropolitan area in the Southeast to reach a population level of 1.0 million. The Atlanta region (nine-county area) has experienced a rapid growth in population in recent years, increasing,37% between 1960 and 1970, 26% between 1970 and 1980 and between 198.0 and 1990. The current population is estimated to be approximately 2.847 million and is growing at an estimated annual rate. Atlanta is currently, ranked as the eighth largest MSA in the nation in size of population according to sales & Marketing Management's 1995 Survey of Buying Power Demographics USA.

The Atlanta Metropolitan Region has played, and will continue to play a major role in the continued growth of Georgia and Southeastern United States. It should continue to represent the major employment hub for the "Sunbelt" region. The growth is supported by the steady increase in population the number of construction starts from residential 'and commercial structures, the diversification of the work force, and the constant efforts to improve the regional transportation system. Atlanta is already the center for federal government operations in the Southeast and home of the southeast regional offices of the Federal Reserve Bank, the Resolution Trust Corporation
(RTC), the Federal Deposit Insurance Corporation (FDIC), and the' Office of Thrift Supervision (OTS). In addition, about 450 of Fortune's 500 largest industrial firms have operations in the Atlanta region, and fourteen corporations, including Coca Cola, Delta, Gold Kist Fuqua, Georgia Pacific, National Services Industries, Royal Crown, Home Depot, and Oxford Industries, are headquartered here. Further Holiday Inn and UPS moved their headquarters to Atlanta in 1991. Hartsfield Atlanta International Airport played a major role in the city's growth as an international city as well as a national convention center, Atlanta, once an aging city with serious problems, emerged, as one of the most dynamic met: areas of the 1980's. The foundation of the area's rejuvenation was established during the 1970's with the construction of Hartsfield International Airport. The facility, which remains a model for other airports throughout the nation offers direct access to most U.S. markets, has made the area particularly attractive to businesses with national operations. The airport along with the construction of a number of world class hotels, have made the Atlanta area one of the nation's top convention centers as well. With the addition of new high quality office properties, Atlanta continues to attract large corporations.

In recent years the Atlanta area has been experiencing an expansion in the economy, set forth by the announcement of the 1996 Summer Olympics. Major relocations by companies like UPS and Holiday Inn Corporation, coupled with the recently held 1996 Summer Olympics should set the pace for economic well being within the near future.

The subject is situated approximately seventeen radial miles south of the Atlanta Central Business District.



INSERT LOCATION MAP SHOWING SUBJECT



HENRY COUNTY OVERVIEW

  Location

North Henry County is located approximately 12 radial miles southeast of the Atlanta Central Business District. The county encompasses 331 square miles and is one of the eighteen counties which make up the Atlanta Metropolitan Statistical Area. Neighboring counties include Clayton, Dekalb, Rockdale, Newton, Butts and Spalding. A location map is shown within this section.

Municipalities

There are four municipalities in Henry County. They are Hampton, Locust Grove, McDonough (the county seat), and Stockbridge.

Population

The 1970 population for the county was 23,724 persons. It increased to 36,309 persons in 1980 according to the U.S. Bureau of Census. This indicates a 53% growth rate for the decade;. The results of the 1990 census showed a population of 58,741 for a growth rate of 62% for the most recent decade. The 1992 county population has been estimated at 63,900 by ARC. The following chart illustrates the county and municipality populations for 1970, 1980 and 1990:

                    1970       1980      1990

  Henry County     23,724      58,741
  McDonough        2,675       2,778     2,929
  Stockbridge      1,561       2,103     3,359
  Hampton          1,551       2,059     2,694
  Locust Grove       642       1,479     1,681

Employment

Henry county employment has been dominated by the manufacturing and wholesale/retail trade industries since 1970. Major employers within Henry County are NEC Home Electronics (TV & Computers), Snapper Power Equipment (farm and garden machinery), Ford Motor Company (southeastern parts warehouse) Dowling Textile Manufacturing (women's outerwear), and Southern States, Inc. (electric distributing equipment). Other nearby major employers of Henry County residents include Danrik Ltd., Delta Airlines, Inc., Dobbs, International, Georgia Purchasing, J.C. Penney Company, Inc. Hercules, Inc., Mobile oil Corporation, Lithonia Lighting and Dundee Mills, Inc. These employers 'are ,located in neighboring counties which include Clayton, Newton, Rockdale, and Spalding. Approximately 60% of Henry, County's labor force commutes to employers outside the county. Snapper Power Equipment recently made the decision to close its two out of state manufacturing plants and move them to its headquarters in McDonough. Modifications to the local plant have recently been completed. In conjunction with this decision, they have leased a new, nearby 228,400 square foot warehouse to handle warehouse and distribution activities. Also recently completed in McDonough is a new 600,000 square foot facility which houses Ford Motor Company's south-eastern parts distribution division. The facility is located in Liberty Industrial Park. The Nestle Corporation is currently constructing a warehouse and distribution center at the intersection of I-75 and Georgia Highway 155.
The B K Group recently opened a facility in Technology Point at Eagle's landing.,

The labor force for Henry county as of December, 1994 was 32,890 persons. The unemployment rate for Henry County in December was 5.1% in comparison with 5.4% for metropolitan Atlanta, 5.8% for the State of Georgia, and 5.3% for the United States.

Income

There are approximately 21,900 households in Henry County. Per capita income in Henry County in 1991 was $17 341 which ranked eighth in the Atlanta Metropolitan Statistical.Area.

(Source: The Survey of Buying Power,August 24, 1992, published by Sales & Marketing Management Magazine).

Economic and Development Trends

Until recently the southern counties of the Atlanta Metropolitan Area have been viewed as a stagnant, slow growing area. Even though, in the past, development within the southern area cannot be compared to the development and growth occurring in the northern counties (such as Gwinnett and Cobb) of the Atlanta MSA, steady growth has occurred. Past demographic and employment trends and recent, current, and future commercial, residential, and industrial growth give the area a positive outlook.

In early to mid 1980's, Atlanta's southern counties began to increasingly attract the attention of northside, regional, national, and international developers and investors. The area is now referred to as the "Southern Crescent". Geographically, the Southern Crescent extends from Rockdale County to the east, to Coweta County on the west, Clayton, Henry and Fayette counties in the middle, and Spalding County to the South. Clayton, Fayette, and Henry counties constitute the heart of the Crescent. This area roughly forms the shape of a quarter-moon, lies south of I-285, and is anchored on the north by Atlanta's Hartsfield International Airport. The airport is the major economic stimulus in the area.

The subject is located within Eagles Landing an important development which is influencing growth in Henry County, as well as facilitating the changing image of the southern counties in the Atlanta region. Eagle's Landing, formerly Atlanta Tech Center, is a 3,000 acre mixed use development of Florida-based Killearn Properties. It is located in the northeast and southeast quadrants of the I-r75 and Hudson Bridge Road/Eagles Landing Parkway interchange and extends east to Georgia Highway 42.

Eagles Landing includes an 18-hole golf course, designed by Tom Fazio, which was named Best New Course in Georgia several years ago. Overlooking the 18th hole is the Eagle's Landing Country Club. This is a 51,000 square foot facility in the "Southern Traditional" style which has five dining rooms and can accommodate functions for up to, 300 people. Other features of the country club include health club facilities, a swimming pool, tennis courts, and a 7,000 square foot tennis pro shop and observation deck. A sixty room hotel has recently been completed on the grounds.

There are several subdivision developments surrounding the golf course as well as peripheral locations within Eagles Landing. Golf front homes are continuing to be built with values exceeding $750,000. The median price of homes is above $200,000. Windsong Plantation, the subject subdivision is located on the north side of Eagles Landing Parkway, and is considered the in the mid-level price range with home sales in the middle $100,000 and up.
Entry level pricing is found at Parkside at Eagles Landing in the lower, $100,000 range. The developers of Eagle's Landing donated a site on Tunis Road to the Henry County Board of Education for a school. Eagle's Landing High School opened in 1990 and reflects the high quality of construction found elsewhere in the development. A private school, to be known as Windsong Academy, has also recently opened.

Office development within the Eagle Landing area includes Eagle Is Point which is a traditional style brick project of two and three-story buildings. When complete this nine acre development will include up to buildings. This project is a development of Group VI Corporation. Killearn Properties is developing Corporate Center Business Park which will stretch along the #1 fairway of the golf course. It will eventually contain 360,000 square feet of prime office space in two-story and mid-rise buildings.

Henry General Hospital is located in Eagle's Landing and has recently been expanded. Henry General Hospital is a full service, 124-bed facility with approximately 250 doctors on staff. Adjacent to the hospital is the 14-acre Eagle's Spring Center which is primarily devoted to medical and professional office space. Crescent Pines Psychiatrist Hospital opened in 1992. One-third (about 1,000 acres) of Eagle's Landing is designated as light industrial distribution. Existing enterprises include U S A Box, BellSouth Services Materials Distribution (supply), BellSouth Services Material Disposition (salvage), Carbonic Industries, Ply Mart, and Disco, Inc., Group VI Corporation is developing Phase I of a 400 acre industrial park known as Technology Pointe. The first building containing 40,000 square feet, and occupied by B K Group, a cosmetics manufacturing firm, opened in 1992.

There are numerous other industrial centers either proposed or currently under development throughout Henry County. These include Bethlehem Park, Greenwood Industrial Park, Hampton Industrial Park, Henry Industrial Park, Industrial Parkway District, Liberty Park for Commerce and Industry, McDonough
Industrial Center, and Racetrack Road Industrial District. The more substantial developments have located in Eagle's Landing, Liberty Park for Commerce and Industry, Greenwood Industrial Park, and Technology Pointe.

The completion of Interstate Highway 675 in the fall of 1987 contributed to the growth in current and proposed development for Henry County. Interstate Highway 675 is currently a nine and one-half mile highway which originates immediately south of Georgia Highway 138 along Interstate Highway 75 and intersects with the southeastern portion of Interstate Highway 285. I-675 was constructed to alleviate the increasing traffic into the Atlanta Central Business District.

Currently there is only a moderate amount of development along Interstate Highway 675. The majority of development is located at its interchange with Highway 138/Stockbridge Road. However, there are numerous proposed developments for this stretch of interstate highway. In the coming years this area should experience increasing growth in population as well as a variety of development uses.

Conclusions

Henry County is experiencing the majority of its growth within the Stockbridge and McDonough areas. These two areas are well located near Interstate Highway 675, Interstate Highway 75, and numerous U.S. and Georgia highways. The county's strong infrastructure of utilities and road systems will continue to improve and can readily support the expanding industrial, residential, and retail/commercial sectors in the immediate future. The county's government is using foresight in its planning to properly ensure that the infrastructure will be adequate to permit continued growth.

The county is well located near major employment centers as well as the Atlanta Hartsfield International Airport and the regional Southlake Mall.
The population and income levels should continue to increase. Unemployment should continue to be low due to the increasing development in all sectors in and around the county. Henry County should continue to prosper and should contribute to and benefit from the economic success of the Southern Crescent.



INSERT MAP SHOWING SUBJECT



NEIGHBORHOOD OVERVIEW

The subject property and it's neighborhood are located in the south in section of the metropolitan Atlanta area in the suburban community known as Stockbridge; in Henry County, approximately 10 miles south of Hartsfield Atlanta International Airport and approximately 18 miles south of the Atlanta Central Business District.

The neighborhood surrounding the subject has to be defined and analyzed in terms of the most probable use of the property. As will be supported in the Highest and Best Use, the most probable use of the subject, as improved, is considered to be a commercial use. Within this context, the neighborhood can generally be defined as the immediate area of similar prevailing commercial: type land uses. Neighborhood boundaries have been delineated based primarily upon transitions in dominant development characteristics and physical features such as transportation arteries.

The immediate neighborhood is generally defined as that area west of Highway 42 at the end of Eagles Landing Parkway, to the east end of Hudson Bridge Road at it's intersection with Highway 351 aka Jodeco Road. Commercially, this location draws primarily residential property owners from Lake Spivey (2.0 miles west) to Eagles Landing and it's surrounding subdivisions. Development within the surrounding area is predominantly single family residential with institutional uses as schools and churches. Along Hudson Bridge Road (west) and Eagles Landing Parkway (east) the neighborhood is found mixed use with commercial, industrial, and multi-family'. The subject is found near both medical office development in close proximity to Henry General Hospital to the west, and strip commercial development along Hudson Bridge Road, Eagles Landing Parkway and Rock Quarry Road.

Along this thoroughfare, other uses found include banks, daycare, veterinary clinic, professional offices,, medical offices, motels, convenience stores industrial parks, office parks,, and free standing restaurants. As mentioned, Henry General Hospital and Eagles Landing form the focal point of the neighborhood. Thus the subject is found in a very desirable residential and commercially expanding and demographically appealing neighborhood.

Considering the development of the surrounding properties, and convenient access to transportation, employment, recreation centers, shopping and school properties, the subject is considered to have a viable residential appeal and marketability.



DESCRIPTION AND ANALYSIS OF THE SUBDIVISION

  SUBDIVISION NAME:               Windsong Plantation
                                  Units VI and VII

  MINIMUM LOT SIZE:               100, x 140,
                                  15,000 SF - 0.34  acre

  AVERAGE LOT SIZE:               0.43+ Acre

  ZONING DISTRICT:                RM-Residential
                                  Henry County Zoning

  PUBLIC UTILITIES:               County Water, Sanitary
                                  Sewer, Natural Gas,
                                  Electricity and Telephone

  STREET IMPROVEMENTS:            Asphalt paved interior
                                  streets with 50 foot right
                                  of way; concrete curbing
                                  and storm sewer, concrete
                                  side walks, under ground
                                  utilities and street
                                  lights.

           STREET LENGTH:         8,200 Linear Feet

           LEGAL DESCRIPTION:     District,12 Land Lots 2/3
                                  Henry County, Georgia,

           TOTAL LAND AREA:       67.70 Acre

           YIELD RATIO:           1.98 Lots Per Acre

           TOTAL LOTS:            134 Single Family Lots

           CLIENT INTEREST:          Unit VI           Unit VII
                                 Block    Lots       Block    Lots
                                   C     6 > 9         G     9 > 46
                                   E     4 > 2?        N     2 > 22
                                   G     8             0     2 > 24
                                   G     47 > 60
                                   N     1 & 23
                                   0     1
                                   0     25 > 30


FEMA FLOOD MAP:                      130468-0070B (11/02/83)
                                     Flood Hazard Area*

  CENSUS TRACT:                      703.02

  STATE/COUNTY CODE:                 13151

  ATLANTA MSA:                       0520

  AERO MAP:                          426-M-12

  TAX ASSESSMENT MAP:                50-01-28.1 (Part)

  TAX ASSESSMENT:                    $4,000/Acre (FMV 1996)

COMMENTS:

The subject is Unit VI and VII of Windsong Plantation, a proposed 134
134 single family residential development. The property is located off the north side of Eagles Landing Parkway, just south of the city limits of Stockbridge, and about four miles northwest of the northern city limits of McDonough, Georgia, the county seat of Henry County. Access is very convenient from I-75 at 73 located less than one mile to the west. This subdivision is a well established part of the Eagles Landing community Previous , units within this subdivision have been very successful with strong market acceptance, and very few lots remain. The homes within this development typically range between $150,000 to $200,000; and this section is expected to range moderately higher in the $175,000 to lower $200,000 bracket. To date, eleven lots have been pre-sold to the two primary builders in this development; J. P. Evans (Oxford Homes) and McMillan-McDonald Builders. Historically, each builder has committed to a minimum of 10 lots per quarter period (20 total) and this trend is expected to continue throughout this development. Each lot has been flat priced at $32,900 in Units VI and VII and have historically sold upward of $34,000 to the same.

The previous development phases include the primary access boulevard, Country Club Drive and entry gates in place, as well as the subdivisions amenity package that includes a high quality pool, pool house, tennis courts and parking lot. Each contributes significantly to the subject property which must access through this pre-existing development.


The development plan calls for essentially extending the existing interior street of Deerwood Drive located toward the southern end of the development tract, entering Unit IV. This street progresses northerly terminating in a culdesac within Unit VII. A second entry street is cut from the north side of. Country Club Drive, with several interior streets added E6 comprise the total of 134 lots in both units. Total new street length is shown as 8200 linear feet.

No subsurface soil conditions are known and are assumed to be environmentally safe. Appraisers are not qualified to make this type of assessment and recommend experienced personnel to make this determination if needed by the client. All building lots are served by public sanitary sewer system, and all lots are expected to be buildable with no loss due to poor septic fields. Except for normal underground utility easements, no above ground easements
(ie high voltage) are found or known to exist on this tract that may negatively impact the marketability or development potential of this tract.

The flood plain noted on the preliminary plans is confined to it's existing northern boundary with Little Cotton Creek. This creek forms an arc at this location, and a number of the lots back to the tributary. The flood plain appears minimal overall, in the range of 2% to 3% of the gross land area. On an individual lot basis, none of the lots appear significantly affected with the creek essentially forming the rear yard boundary line. Due to the relatively steep topography in the area, the homesites are found well above the crecek line. Lots backing to the creek are further identified as Lots 21 thru 47, Block G, in Units VI and VII.

In conclusion, the property is, located in a popular, rapidly residentially developing area of Henry County. The property has the convenience of close access to Interstate Highway systems, all public utilities, close by shopping, schools and employment. Therefore, the development with 134 single family lots should be well received in the market place.




                         ASSESSMENT AND REAL ESTATE TAXES

The current owner of record for tax purposes is Killearn Properties Inc. of Georgia. The subject is identified as part tax parcel 50-01-28.1 a larger
122.89 acre tract. The 1996 tax valuation, assessment, and tax liability is found follows for the acreage tract.

                 Valuation     Assessment-    Tax Rate       Taxes

  Land:            $491,560      $196,624      $.03604       $7806.32

  Improvements:    $NA    -      $NA           $NA           $NA

  Total:           $491,560      $196,624      $.03604       $7806.32

-Georgia assesses property at 40% of the estimated market value established by the Assessors Office. The effective tax value per acre is $4,000 FMV. This valuation appears well below realistic market value in our opinion. An proportionate value for the subject 67.70 acres is calculated at $27O,800 for the most current taxable year, with a billing estimated $4,300.49 as undeveloped acreage. Individual lots within previous units have been valued at $28,000 by the assessors office.


                                ZONING DISTRICT

The subject found within unincorporated Henry County and is subject to it's zoning authority. The property is zoned RM-high density residential development, found within a PUD or Planned Unit Development, being Eagles Landing. The subject has been approved for single family residential Development per the proposed plans as submitted and is similar to the existing Units I thru V previously approved. Minimum building setback requirements and standards under each classification are summarized as follows:

            FRONT YARD           501
            SIDE YARD            101
            REAR YARD            401
            MIN. LOT             0.34 Ac



INSERT MAP OF WINDSONG PLANTATION UNIT 6 & 7



INSERT MAP OF EALGE'S LANDING MASTER SITE PLAN INDICATING SUBJECT



INSERT TAX MAP INDICATING SUBJECT



INSERT FLOOD PLAIN MAP INDICATING SUBJECT



INSERT MAP-WINDSONG PLANTATION ENTRANCE ON EAGLES LANDING PARKWAY AND TYPLICAL HOME CONSTRUCTION IN ADJOINING UNIT OF WINDSONG



INSERT MAP-VIEW TO SUBJECT POOL AND POOL HOUSE AMENITY AND VIEW TO SUBJECT TENNIS COURT AMENITY



INSERT MAP-VIEW TO SUBJECT LAND AT END OF DEERWOOD DRIVE AND VIEW TO SUBJECT LAND FROM END WILLOW HILL LANE




                                    HIGHEST AND BEST USE


Highest and Best Use is defined as:

The reasonable probable and legal use of vacant land or an improved property, which is physically possible, appropriately supported, financially feasible, and that results in the highest value. The four criteria is the highest and best use 'must meet are legal permissibility, physical possibility, financial feasibility, and maximum profitability.

Source:   The Dictionary of Real Estate Appraisal, AIREA,
          2nd.  Edition 1989, Page 149.

Implied in the definition is that the determination of highest and best use takes into account the contribution specific use to the community and community development goals as well as the benefits of that use to individual property owners. Hence, in certain situations of the highest and best use of land may be for parks, greenbelts, preservation, conservation, wildlife habitats, and the like.

The highest and best use decision is made on four distinct levels of analysis. First, all those uses deemed physically possible are selected and gleaned to arrive at those uses which are legally permissible, generally determined by zoning regulations and/or deed restrictions. From among the legally permissible, those found to be feasible, i.e., capable of generating the greatest income stream are selected as the highest and best use. The procedural sequence can be outlined as follows:

     1.  Possible Use (Physical).    What uses are physically
         possible on the subject site or in the subject improvements, given the physical characteristics revealed by property analysis?
     2. Permissible Use (Legal). What uses are permitted under existing zoning and other land use regulations and controls and under existing deed restrictions, for the subject property?
     3. Feasible Use (Appropriate Use). Among legally permitted and physically possible uses for the subject property, which are appropriate given the characteristics revealed by market, neighborhood and property analysis? What uses produce any net return, to the owner or a positive net present value?
     4. Highest and Best Use. Among appropriate or feasible uses for the subject property, which use will produce the highest present value?


Highest and Best Use must be analyzed and determined as if the property is vacant and available to be put to the highest and best use, and as improved. The reason for analyzing the highest and best use of the subject as if vacant is to define the criteria for selection of the comparable sales to be used in the valuation of the site because, the sales utilized must have a highest and best use consistent with the subject. It is also used to form the basis for determining potential obsolescence if the highest and best use of the site as if vacant is different from the highest and best use as improved.

In determining the highest and best use of the subject site, the above tests were applied to the subject. Located less than one mile east of Interstate Highway 75 with direct access via Eagles Landing Parkway and Country Club Drive, the property is considered to have very good accessibility. The size, shape, topography, availability of all public utilities, and location of the land allow the property to be developed or residential subdivision development. Therefore, the site provides for a physical adaptable use.

The subject property consists of an irregular rectangular shaped tract of land zoned RM by the Henry County Zoning Authority. The proposed use as developed single family residential subdivision is legal and conforming as zoned.

The subject neighborhood has historically experienced adequate growth levels and the proposed development and entry mid-level price range of the homes have shown excellent market acceptance. Given it's location in this residential developing area, the proposed use is thought to be financially viable and there is no other known use that would provide a, greater net return to the property.

Based on the above considerations and after a physical inspection of the property, it is our opinion that the highest and best use of the subject property is for it's proposed use as a developed residential subdivision, as a continuing development of Windsong Plantation.



THE APPRAISAL PROCESS

Purpose of section

The methodology of appraisal process is critical in the valuation of real property. The development of an estimate of a real property's market value requires a methodology whereby the assignment is defined, the property is described, and the required data are identified, researched, categorized and analyzed. Estimates of value are then developed through systematic adjustment and capitalization processes under each of the three traditional approaches. These estimates are then reconciled, and a final estimate of value is rendered. These three approaches are as follows:

     1.   Cost Approach
     2.   Sales Comparison (Market) Approach
     3.   Income (Capitalization) Analysis

The theory, reasoning and application of these approaches have been refined over the years. The appraiser believes that the Real Estate Terminology handbook, revised edition, edited by Byrl N. Boyce and published for the American Appraisal Institute and the Society of Real Estate Appraisers in 1981 by the Ballenger Publishing Company, is the best source for the definitions and bases of application. The three definitions are presented here.

Cost Approach: That approach in appraisal analysis which is based on the proposition that the informed purchaser would pay no more than the cost of producing a substitute property with the same utility as the subject property. It is particularly applicable when the property being appraised involves relatively new improvements which represent the highest and best use of the land or when relatively unique or specialized improvements are located on the site and for which there exists no comparable properties on the market.

Sales Comparison (market Approach): That approach in appraisal analysis which is based on the proposition that an informed purchaser would pay no more for a property than the cost to him of acquiring an existing property with the same utility. This approach is applicable when an active market provides sufficient quantities of reliable data which can be certified from authoritative sources. The direct sales comparison approach is relatively unreliable in an inactive market or in, estimating the value of properties for which no real comparable sales data are available. It is also questionable when sales date cannot be verified with the principals to the transactions.

Income Capitalization Approach: That procedure in appraisal analysis which converts anticipated benefits (dollar income or amenities) to be derived from the ownership of property into a value estimate. The income approach is widely applied in appraising income producing properties. Anticipated future income and/or reversions are discounted to a present worth figure through the capitalization process.



                                  APPRAISAL METHODOLOGY

In this appraisal report, the Market Comparison Approach will be used to estimate the value of the subject land as undeveloped acreage as well as individual proposed building lots. The Cost Approach is performed to estimate the cost of acquiring the land developing the property according to the plans and specifications submitted. The Income Approach is used to estimate the present worth of the discounted income stream from the sale of these lots.

In the Cost Approach, the cost- of developing the subject improvements is estimated with reference to the Marshall Valuation Service and data from local developers acquired over the last several years. The nationwide cost estimating service provides cost data for determining replacement costs of typical improvements found in residential subdivisions. This estimate of the replacement cost of the improvements, along the developers anticipated profit, is then added to the estimated land value for an overall property value.

The Market Approach yields an estimate of value for the subject by comparing it with similar properties of the same type and, class which have sold recently or which are currently offered for sale in the same or competing areas. The sales price of these comparable properties will tend to set the range in which the value of the subject property will fall. The Market Approach is demonstrated for the subject property as an undeveloped acreage tract, and for estimating the retail value of-individual residential lots.


The Income Approach is initiated by estimating the economic value for the subject lots. The sale of the individual lots over the term or holding period is capitalized into a present worth by an appropriate capitalization technique. Deductions for holding costs are made that are comprised of marketing/closing costs, and contingencies such as taxes, as well as a deduction for entrepreneur profit and overhead to the potential investor in the property. The net proceeds from the sale of the lots are then discounted by an appropriate rate over, the estimated term or absorption of the lots into the market.

Personal Property: Not applicable  to this assignment.







                               SALES COMPARISON APPROACH
                          (Undeveloped Residential Acreage)

The Sales Comparison, Approach, also called the Market Approach, is the most wi7d'ely used of all valuation methods. The approach is based on the assumption that property is worth what it will sell for n the absence of undue stress if a reasonable time is given to find a buyer. Comparable sales of similar properties to that of the subject being appraised are considered and adjusted to the facts at hand. Adjustments are made for differences in such factors as time of sale, location, tract size, topography, access, utilities, marketability, lot yield, and those other reasons that cause people to utilize real estate.

Acreage Validation

The value of the subject land has been estimated by an analysis; of the comparable land sales in the subject area with comparable residential zoning and development potential. The land sales are analyzed on the basis of sale price per acre and sales price per undeveloped lot. The methodology is to make adjustments to the comparable sales for any difference they might five as compared to the subject site. The comparable land sales range from $13,600/Acre to $19,350/.Acre on parcels ranging from 12.24 acres to 96.64 acres on an undeveloped lot price, the range fell between $4,879/UD Lot to $6,785/UD Lot. The comparable sales and a location map are found in this section. The difference and adjustments to these comparable sales are analyzed and discussed following the individual profiled land sales.

A summary of the nine land sales follows this page and includes location, Acreage, size, price per acre, price per undeveloped lot and sale odate.



INSERT COMPARABLE SALES MAP



SUMMARY OF LAND SALES

SALE No.   DIST/LL      ACRE       $/ACRE    $/LOT       DATE

Subject    12-002      67.70        N/A       N/A       Current

   1       06-042      15.48      $16000     $ 6153      4/96
   2       06-052      24.80      $18239     $ 6113      8/95
   3       12-006      55.16      $13600     $ 6785      6/94
   4       07-163      79.64      $14110     $ 6242      9/94
   5       06-438      96.64      $15521     $ 7500      3/95
   6       06-048      39.50      $16607     $ NA        9/95
   7       12-004      16.85      $17952     $ 4879     12/95
   8       07-101      14.87      $15919     $ 4931      4/96
   9       05-076      12.24      $19350     $ 7406      4/95
  10       06-050      14.17      $16877     $ 4984     10/96

         TOTAL LA24D SALES:              Ten
         TOTAL ACRES SOLD:               351.35 Acres
         TOTAL SALES VOLUME:             $5,745,510
         RANGE IN SIZE:                  12.24 Acres to 96.64 Acres
         RANGE IN COST PER ACRE:         $13,600 to $19,350
         MEAN-AVER.AGE COST PER ACRE:    $16,352/Acre
         RANGE IN COST PER U/D LOT:      $4,879/Lot to $7,500/Lot
         MEM-AVERAGE COST PER U/D LOT:   $6110/UD Lot




ACREAGE SALE NO. I
(Under Contract)

           LOCATION:          Jodeco Road
                              District 6, Land Lot 42
                              Henry County, Georgia

           SIZE:              15.485 Acres

           SALES PRICE:       $247,760

           SALES PIZICE/ACRE: $16,000/Acre ($6153/Lot)

           DATE OF SALE:      September 1996

           GRANTOR:           Spivey Chase, Inc.

           GRANTEE:           Hudgins Communities, Inc.

           DEED BOOK/PAGE:    Not Available

           ZONING:            R-3 Residential

           UTILITIES:         All Available

           YIELD:             76 Lots (2.60 Lots/Acre)

           COMMENTS: This is a 15.485 acre tract located on the south side of Jodeco Road about 1.50 miles west of I-75 in Stockbridge. The tract is being assembled with additional acreage found in adjoining property of buyers (Sale No. To develop as The Meridian Subdivision with a total of 79 lots. Yield f or this tract indicates 2.60 lots per acre.
           Divided from Map Parcel 33-2-32.
           Lots platted at 12,000 SF each or
           0. 27 acre.  Sale is pending further
           soil analysis of rear site area.









ACREAGE SALE NO. 2


  LOCATION:                    Jodeco Road
                               District 6, Land Lot 52
                               Henry County, Georgia

  SIZE:                        24.804 Acres

  SALES PRICE:                 $452,4OO

  SALES PRICE/UNIT:            $18,238/Acre ($6113/Lot)

  DATE OF SALE:                August 11, 1994

  GRANTOR:                     Claude E. Corbin

  GRANTEE:                     Jerry Steele Development Corp.

  DEED BOC)K/PAGE:             19-43-087

  ZONING:                      R-3 Single Family Residential

  UTILITIES:                   Water, Sewer, Natural Gas,
                               Electricity, and Telephone.

  YIELD:                       74 Lots (2.98 Lots/Acre)

  COMMENTS:                    Situated with access off of Jodeco
                               Road, location found on west side of
                               I-7'51." "Close proximity to Hudson
                               Bridge Road at Exit 73 and Eagles
                               Landing.  Developing with 74 lots as
                               Plantation Walk Subdivision.  Plan
                               notes a 1.03 acre commercial lot
                               zoned out of acreage along Jodeco
                               frontage.





ACREAGE SALE NO. 3



   LOCATION:             Flippen Road  at Walt Stephens Rd.
                         District 12, Land Lot 6
                         Henry County, Georgia

   SIZE:                 55.16 Acres

   SALES PRICE:          $750,200

   SALES PRICE/UNIT:     $13,600/Acre ($6785/Lot)

   DATE OF SALE:         June 1994

   GRANTOR:              Ann J. McAuley Etal

   GRANTEE:              Tim Jones Development Inc.

   DEED BOOK/PAGE:       Not Available

   ZONING:               R-2/RM

   UTILITIES:           Water, sewer, gas, electricity and
                        telephone

   YIELD:               138 Lots (2.50 Lots/Acre)

   COMMENTS:            This property is located at the'
                        southwest corner of Flippen Road and
                        Walt Stephens Road.  The subdivision
                        is now actively being: developed with
                        total of  138 lots.  Builders
                        include Tim Jones Development and
                        Herman Homes.  Double frontage, well
                        wooded, with two distinct market
                        products with separated entrances.
                        Arbor Cove Subdivision has had a
                        very high acceptance rate and is now
                        found near build-out.




ACREAGE 9ALE NO. 4

   LOCATION:           Highway 81/20
                       District 7, Land Lot 163
                       Henry County, Georgia

   SIZE:               79.640 Acres

   SALES PRICE:        $1,123,700

   SALES PBIICE/UNIT:  $14,110/Acre ($6242/Lot)

  DATE OF SALE:        September 14, 1994

  GRANTOR:             Hampton East Company

  GRANTEE:             Crown Properties Ltd. Etal

  DEED BOOK/PAGE:      1961-288

  ZONING:              PUD

  YIELD:               180 Lots (3.01 Lots/Acre)

  UTILITIES;           Water, Sewer, Natural Gas,
                       Electricity, and Telephone

  COMMENTS:            This is a relatively large tract
                       located along the south side of Hwy
                       20/81 about one mile east of I-75.
                       The development joins the west side
                       of closed land fill and east side of
                       Camp Creek with minor amount Of
                       flood plain.  Frontage is being
                       developed with about 20 acres of
                       commercial.  Medical office now
                       under construction.  Homes being
                       constructed by G T Architecture and
                       Crown Properties. 1065 feet highway
                       frontage, with majority of land in
                       open pasture with some tree line
                       along creek.  64 lots being
                       developed in Phase I. Approved for
                       180 lots.




ACREAGE SALE No. 5



            LOCATION:             Jodeco Road
                                  District 6, Land Lot 43
                                  Henry County, Georgia

           SIZE:                  96.642 Acres

           SALES PRICE:           $1,500,000

           SALES P@RICE/UNIT:     $15,521/Acre ($7500/Lot)

           DATE OF SALE:          March 17, 1995

           GRANTOR:               Hazel J. Jackson

           GRANTEE:               Hudgins Communities II Inc.

           DEED BOOI</PAGE:       2053-147

           ZONING:                 R-3 Single Family Residential.

           UTILITIES:             Water, Sewer Natural Gas,
                                  Electricity, and Telephone.

           YIELD:                 200 Lots (2-07 Lots/Acre)-

           COMMENTS:             This property was Purchased for the
                                 development of Summer Leigh
                                 Subdivision. Located on the south side
                                 Of Jodeco Road, near it's
                                 intersection with the termination-of
                                 Hudson Bridge Road.  The developer,
                                 Gerald Hudgins developed the
                                 adjoining tracts  with Jodeco
                                 Station, and  is  preparing The
                                 Meridian to the west. Minor amount
                                 of flood Plain is indicated toward
                                 southern Most end of tract along
                                 Pates Creek.  Preliminary plans with
                                 total number of 200 lots indicated
                                 by Sonny Sprayberry, Apple Realty.
                                 Map Ref: 33-2-031





ACREAGE SALE NO. 6



           LOCATION:         Tunis Road
                             District 6,   Land Lot 48,
                             Henry County, Georgia

           SIZE:             39.50 Acres

           SALES PRICE:      $656,000

           SALES PRICE/UNIT: $16,607/Acre ($NA/Lot)

           DATE OF SALE:     September 20, 1995

           GRANTOR:          Daniel B. Hardin Estate

           GRANTEE.          Killearn Properties of Ga. Inc.

           DEED BOOK/PAGE:   2-162-137

           ZONING:           Single Family Residential

           UTILITIES:        Water, sewer,  Natural Gas
                             Electricity, and Telephone.

           YIELD:            Not Available

           COMMENTS:         This property was purchased for the
                             assemblage  and development  of
                             extension of Eagles Landing with
                             other buyer   held land.  Acreage
                             value is comparable with other high
                             density acreage sales in the area.
                             Preliminary plans with total number
                             of lots not available.  Development
                             plan has not been engineered to date
                             according   to  Bert  Williams  at
                             Eagles Landing sales center.


ACREAGE SALE NO. 7



LOCATION:                Rock Quarry Road
                         District 12, Land Lot 004
                         Henry County,  Georgia

SIZE:                    16.85 Acres

SALES PRICE:             $302,500

SALES PRICE/UNIT:        $17,952/Acre ($4879/Lot)

DATE OF SALE:            December 28, 1995

GRANTOR:                 Killearn Properties, Inc.

GRANTEE:                 Archway Homes, Inc.

DEED BOOK/PAGE:          2222-213

ZONING:                  R-3

UTILITIES:               Water, Sewer, Natural Gas,
                         Electricity, and Telephone.

YIELD:                   62 Lots (3.67 Lots/Acre)

COMMENTS:                This property was purchased for the
                         development of the Gardens at Eagles
                         Landing Subdivision.  Located on the
                         East side of Rock Quarry Road, the
                         Land is currently under development
                         With clearing, grading in progress.
                         Development will include 62 cluster
                         Home lots of about 0.13 acres each.
                         Homes targeted in lower to mid-
                         100,000 range.  Land is rolling,
                         lightly wooded, joins south side of
                         Rum Creek with high per centage
                         (35% - 5.99 acres) of flood plain and
                         subsurface rock.  Some flood area is
                         incorporated into plan with recreation and open area.




ACREAGE SALE NO. 8



LOCATION:                Off Highway 42
                         District 7, Land Lot 101
                         Henry County,  Georgia

SIZE:                    14.869 Acres

SALES PRICE:             $236,700

SALES PRICE/UNIT:        $15,919/Acre ($4931/Lot)

DATE OF SALE:            April 14, 1996

GRANTOR:                 Kuang C. Sun

GRANTEE:                 Jerry Steele  Development Inc.

DEED BOOK/PAGE:          2293-342

ZONING:                  R-75

UTILITIES:               Water, Sewer, Natural Gas,
                         Electricity, and Telephone.

YIELD:                   48 Lots (3.23 Lots/Acre)

COMMENTS:                This property was purchased for the
                         development of the Huntington Ridge
                         Phase II totaling 48 lots.  Located
                         off the east, side of Highway 42, in
                         northern city limits of McDonough.
                         Lots typically 0.23 acre in size.
                         Homes targeted in lower $80,000 to
                         low $100,000 range.  Land is
                         rolling, lightly wooded.









ACREAGE SALE NO. 9


LOCATION:                North Bridge Road
                         District 5, Land Lot 76
                         Clayton County,  Georgia

SIZE:                    12.248 Acres

SALES PRICE:             $237,000

SALES PRICE/UNIT:        $19,350/Acre ($7406/Lot)

DATE OF SALE:            April 21, 1995

GRANTOR:                 Venterra Ga.Inc./Shannon Holdings Inc.

GRANTEE:                 Compact Credit Corporation

DEED BOOK/PAGE:          2325-060

ZONING:                  CPUD

UTILITIES:               All available

YIELD:                   32 Lots (2.61 Lots/Acre)

COMMENTS:                This is the most recent land sale
                         Within Rivers Edge Plantation to
                         Date.  The site is located 275 feet
                         East of County Line Road on the
                         north side of North Bridge Road.
                         Access by extension of Olmstead
                         Drive.  This tract does not include
                         Any golf course frontage.
                         Development plans indicate a total
                         Of 32 lots.  Map Ref:  5-76A-C-001








42

BOB SORRELLS & ASSOCIATES
REAL ESTATE APPRAISERS & CONSULTING




ACREAGE SALE No. 10



LOCATION:                Off Holloway Road
                         District 6, Land Lot 50
                         Henry County,  Georgia

SIZE:                    14.176 Acres

SALES PRICE:             $239,250

SALES PRICE/UNIT:        $16,877/Acre ($4984/Lot)

DATE OF SALE:            October 1996

GRANTOR:                 Killearn Properties Inc.

GRANTEE:                 Jerry Steele  Development Inc.

DEED BOOK/PAGE:          Not Available

ZONING:                  PD Planned Development

UTILITIES:               Water, Sewer, gas,
                         Electricity, and Telephone.

YIELD:                   48 Lots (3.38 Lots/Acre)

COMMENTS:                This property is located off the
                         northern side of Holloway Road
                         toward the southern end of the
                         Eagles Landing development.  Access
                         is provided from extension streets
                         of Eagle Crest subdivision, Phase
                         III developed by Jerry Steele.
                         Homes priced in the upper $90's and
                         higher.  Total of 48 lots in this final
                         phase. Split from parcel 51-01-25.1 part of Killearn Properties.


43

BOB SORRELLS & ASSOCIATES
REAL ESTATE APPRAISERS & CONSULTING


RECONCILIATION OF MARKET DATA
(Acreage)


                                                          YIELD
SALE NO.  DIST/LL     ACRES        S/ACRE      S/LOT      RATIO

Subject    12-002      67.70         N/A        N/A        1.98

 1         06-042      15.48       $16000     $ 6153       2.60

 2         06-052      24.80       $18239     $ 6113       2.98

 3         12-006      55.16      $13600      $ 6785       2.50

 4         07-163      79.64      $14110      $ 6242       3.01

 5         06-438      96.64       $15521     $ 7500       2.07

 6         06-048      39.50       $16607      $ NA          NA

 7         12-004      16.85       $17952     $ 4879       3.67

 8         07-101      14.87       $15919     $ 4931       3 23

 9         05-076      12.24       $19350     $ 7406       2.61

10         06-050      14.17       $16877     $ 4984       3.38

The referenced land sales are all located in relatively close proximity to the subject and share the characteristic of medium to high density zoning. The sales ranged in size between 12.24 acres to 96.64 acres. The average size of tract sold for development was 35.14 acres, with the median found at 20.14 acres. The subject is found toward the upper end of the size range with 67.70 acres, within the parameters of the referenced market. The smallest tract sold at $19,350/acre and the largest tract sold at $15,521/acre, a difference. of $3,829/acre. With all characteristics being equal, the subject should fall well within this range. Considering the adjoining earlier phase development of Windsong Plantation, and the general overall desirability of the surrounding neighborhood, a per acre value in the middle to upper end of the market range is considered very reasonable. Thus, on a per acre basis, a unit value of $17,000 is estimated for the subject.






A second method of estimating the subject land value is considered using the UD lot method. The subject has been planned and approved for a total of 134 lots. The yield of the subject is 1.98 lots per acre. The subject comparable land sales each had various yields ranging between 2.07 lots per acre to 3.67 lots per acre. The smaller yield is typical of larger lot sizing, and conversely, a higher yield is indicative of small or cluster type development. The price or land sales using the UD lot as a measure of value ranged between $4879/UD Lot to $7500/UD Lot. From the previous chart, it is apparent that the higher density land sales typically have the smaller or lower end unit value per lot (ie Sales No. 7, 8, 10); while the lower density land sales have the higher end unit value per lot (ie Sales No. 3, 5). Considering the subject is relatively low density in comparison with the comparables (1.98 lot yield vs. 2.07 to 3.67 lot yield), a unit value toward the upper end of the range is justified and appropriate. Further adjustment is warranted for the equal or superior location and value added by previous in-place subdivision development
(ie amenity package, entry boulevard/entrance gates, etc.). Thus, from our analysis, a unit or per UD Lot value of $8,500 is considered reasonable.

From our analysis, two unit values have been reconciled for estimating the value of the subject land as undeveloped. On a per acre basis, $17, OOO/Acre is estimated. On a UD lot basis, $8,500/UD Lot is estimated. Each is used to calculate the value of the subject land as follows:

           67.70  Acres x $17,000/Acre    =    $1,150,900

               134 Lots x $8,500/Lot      =    $1,139,000

                         Called $1,140,000

In our final analysis, equal weight was given to each method.
Each of the market extracted values is found well supported.

INDICATED VALUE OF UNDEVELOPED ACREAGE
BY THE SALES COMPARISON APPROACH

$1,140,000











COST APPROACH

Rationale of the Cost Approach:

The rationale of the Cost Approach lies in the first alternative option open to a prospective purchaser in which he may acquire an economically feasible and desirable site and construct thereon site building improvements adequate to his needs.

It is to this alternative option that the Cost Approach is directed. It assumes that no one is justified in paying more for a property than that amount by which a property of equal desirability and utility can be obtained by purchase of an economically feasible and desirable site, and the construction of building and site improvements, thereon, without delay. This is the very premise and foundation of the Cost Approach.

Implicit in the Cost Approach are these basic Economic Principles:

1. Substitution affirms that the informed, knowledgeable purchaser will pay no more to acquire a property than the cost of producing a substitute property with the same utility as the subject property, without undue time delay.

2. Contribution (marginal utility) affirms that the measure of the present worth of the building and site improvements is the amount that they add or contribute to the site value, in the development of the value of the whole property.

3. Balance (increasing and decreasing diminishing returns) affirms that Improvements on and to the site can be improper, either through the under improvement or the over improvement of the site. They may be of a type or character that causes a diminution of the value of the entire property because the improvements do not represent the Highest and Best Use of the site.

4. Highest and Best Use affirms that the site (underlying land) is valued as though vacant and available to be put to its Highest and Best Use.









It is well to note, at this time, that excess or reserve lands for future expansion are either valued on a unit value as part of the total site or are laid off separately, valued at their Highest and Best Use and added to the value of the underlying lands.

5. Anticipation affirms that value is a function of the anticipation benefits to be derived from ownership in the real property.

6. Change affirms that due to the dynamics of the marketplace, dependent on the forces of supply and demand, continuous change is the very basic characteristic of the real estate market. Value itself, therefore, is subject to change as market conditions change.

Steps in the Cost Approach:

 1. The estimation of the value of the site (underlying land) as if vacant and available to be put to its Highest and Best Use.

 2. An estimate of the reproduction or replacement cost new of the building and site improvements.

 3. An estimate of total accrued depreciation to building and site improvements.

 4. An estimate of the depreciated value of building and site improvements.

 5 . An estimate of the property value found by subtracting total accrued depreciation (Item #3 above) from the reproduction or replacement cost new of the building and site improvements (Item #2 above) to which is added the value of the site, underlying land (Item #1 above).

*In this analysis, the development costs are substituted for building improvements. Specific unit costs are from the Marshall and Swift Cost Valuation Service and local contractors. Quantity measures are from actual field measurements or scaled from site plans where applicable. Completed engineering drawings were not made available in this assignment and plans were limited to a preliminary layout only. Certain data was relied on by the developers estimate. The undeveloped land value has been previously estimated by the Sales Comparison Approach.





SUMMARY: COST APPROACH


67.70 Acres (134 UD Lots) Market Section                  $1,140,000

Engineering/Survey (134 lots @ $500'ea.)                     $67,000

STREET IMPROVEMENTS:

    8200 LF Base Rock x $9.12/LF                           .$ 74,784
    8200 LF Asphalt x $26.40/LF                             $216,480
   16400 LF Concrete Curbing @ $6.50/LF                     $106,600
    9246 LF Storm Sewer x $23.10/LF*                        $213,600

UTILITIES:

   Sanitary Seweer*                                         $316,500
   Water Main*           ...                                $167,000
   Hydrants - 500'0.C.*                                        Inc.
   Electricity - 134 Lots  @ $160/Lot                       $ 21,440
   Natural Gas - N/C                                            N/C
   Telephone - N/C                                              N/C
   Street Lights - 500' O.C. - 16 @ $750                    $ 12,000
   Landscaping/Signs/Monuments:                             $ 26,800
   Subdivision Entrance (Allowance)                            Inc.
   Contingency Fund (Rock,Other) @ 10%                      $115,520

 Subtotal:                                                $2,477,724

 Soft Costs.(Int. Fees, Other) @ l0%:                       $247,772
 Developers Overhead/.Profit @ 20%:                         $495,544
 Indicated Value/Cost Approach:       .                   $3,220,992

 Called:                                                  $3,220,000

 *Developers cost estimates.

INDICATED VALUE BY COST APPROACH
$3,220,000






SALES COMPARISON APPROACH
(Improved Lot Sales)

The Sales Comparison Approach, also called the Market Approach, is the most widely used of all valuation methods. The approach is based on the assumption that property is worth what it will sell for in the absence of undue stress if a reasonable time is given to find a buyer. In estimating the market value of the subject lots, a comparison is made with recent lot sales in-the market area of the subject. The sales analyzed are documented in this section and summarized for convenience of reading. All sales represent transfers of the fee simple at cash or cash equivalent prices; therefore, no adjustments are required for rights conveyed or financing terms. Market conditions in the immediate vicinity are indicating stability over short term and moderate increases over long term (yearly). Each of the sales are considered recent enough to not necessitate any adjustments for time.

Lot Valuation

The value of the subject lots have been estimated by an analysis of the comparable lot sale s with similar residential zoning and a market range of product projected above and below the subject. In several cases lots with lower and higher market ranges of final product were referenced to establish the limit of range of value for the subject. Many subdivision lots do not have characteristic feature differences such as topography, utilities, lot size and shape variances which can be effectively measured. The lot is considered a component of the overall cost to construct a complete home within a given price range and typically falls within a certain ratio of the cost to complete the home as a unit. The subject subdivision is projected and targeting the mid level home buyer in the Eagles Landing area market. On the following pages eight subdivision residential lot sales from the immediate market area sales were identified, researched, and analyzed. The methodology is to make adjustments to the comparable sales for any difference they might have as compared to the subject property. The comparable lot sales range from $32,000/Lot to $70,000/Lot. The price range of homes in these subdivisions
ranged between $158,000 to $750,000.   The subject subdivision is targeted
toward the lower to mid-point of the range in the $180,000 to lower $200,000 for the future Units VI and VII. Therefore the estimated retail value of the subject lots should fall within this range, with all other factors and characteristics being equal. We have researched the subject subdivision and four other subdivisions to insure an adequate sampling. The comparable lot sales, and a location map are found in this section. Each of the subdivision lot sales are found in a summary chart below.

           Summary of Lot Sales

                              DIST       PRICE/      RANGE IN         LOT
  SALE    SUBDIVISION          L/L        LOT       HOME COSTS        SIZE

  1       Windsong Plan       6/014      $34000     $158 > $200+      0.43

  2       Windsong Plan       6/014      $34000     $158 > $200+      0.45

  3       Village Estate      6/015      $55000     $160 > $250+      0.24

  4       Village Estate      6/015      $57000     $160 > $250+      0.24

  5       Eagles Landing      6/018      $70000     $175 > $750+      0.50

  6       Eagles.Landing      6/047      $45000     $175 > $750+      0.58

  7       Villages @ EL       6/015      $34500     $160 > $250+      0.10

  8       Heritage Ridge      6/040      $32000     $175 > $225+      0.86

SUBDIVISIONS REVIEWED:                               Five
LOCATION:                                            Eagles Landing/Henry County
VALUE RANGE OF LOTS:                                 $32,000 to $70,000
PRICE RANGE OF HOMES:                                $158,000 to $750,000+
RANGE IN LOT  SIZES:                                 0.10 Acre to 0.86 Acre






INSERT - MAP OF STOCKBRIDGE



LOT SALE NO. 1

LOCATION:                                     119 Sycamore Walk
                                              District 6 Land Lot 14
                                              Henry County, Georgia

SIZE:                                         0.43 Acre

SALES PRICE:                                  $34,000

SALES PRICE/UNIT:                             $34,000/Lot ($1.81/SF)

DATE OF SALE:                                 April 26, 1996

GRANTOR:                                      Killearn Properties Inc. of Ga.

GRANTEE:                                      McMillan-McDonald BuildersInc.

DEED BOOK/PAGE:                               2301-167

ZONING:                                       R-2 Residential

UTILITIES:                                    All available

MAP REF:                                      426-M-12

COMMENTS:

The referenced sale is Lot 38, Block L, Unit 5 in Windsong Plantation situated in southern city limits of Stockbridge. Located off the north side of Eagles Landing Parkway, and east side Rock Quarry Road. This lot is typical of The development, though somewhat larger in size. Other lots range in size from
0.36 to 0.45 acre. This lot is located at 119 Sycamore Walk, a cul de sac site with typical 110' frontage and 170' depth. Home sales to date range widely from $158,000 to $200,000+. Attractive pool and tennis amenity in subdivision for homeowners. McMillan-McDonald are one of two primary builders in subject subdivision.








LOT SALE NO. 2

LOCATION:                                     117 Sycamore Walk
                                              District 6 Land Lot 14
                                              Henry County, Georgia

SIZE:                                         0.45 Acre

SALES PRICE:                                  $34,000

SALES PRICE/UNIT:                             $34,000/Lot ($1.73/SF)

DATE OF SALE:                                 April 3, 1996

GRANTOR:                                      Killearn Properties Inc. of Ga.

GRANTEE:                                      J.P. Evans Construction Co. Inc.

DEED BOOK/PAGE:                               2288-277

ZONING:                                       R-2 Residential

UTILITIES:                                    All available

MAP REF:                                      426-M-12

COMMENTS:

The referenced sale is Lot 39, Block L, Unit 5 in Windsong Plantation situated in southern city limits of Stockbridge. Located off the north side of Eagles Landing Parkway, and east side Rock Quarry Road. This lot is typical of the development, though somewhat larger in size. Other lots range in size from
0.36 to 0.45.acre. This lot is located at 117 Sycamore Walk, a cul de sac site with large 176' frontage and tapering to rear in wedge shape. Home sales to date range widely from $158,000 to $200,000+. Attractive pool and tennis amenity in subdivision for homeowners. J. P. Evans Construction is one of two primary builders in subject subdivision.




LOT SALE   NO. 3

LOCATION:                                     200 Golf Terrace Lane
                                              District 6 Land Lot 15
                                              Henry County, Georgia

SIZE:                                         0.24 Acre +or-

SALES PRICE:                                  $55,000

SALES PRICE/UNIT:                             $55,000/Lot ($5.21/SF)

DATE OF SALE:                                 January 5, 1996

GRANTOR:                                      RJR Homes & Properties, Inc.

GRANTEE:                                      Roger Harvey Homes, Inc.

DEED BOOK/PAGE:                               2221-235

ZONING:                                       Residential (PUD)

UTILITIES:                                    All available

MAP REF:                                      441-M-1

COMMENTS:


The referenced sale is Lot 17,Unit II in The Village Estates at Eaglets Landing. Corner open lot rising from street grade, presently improved. Trapezoid shape, typical of interior standard type lots in this development.
Construction loan to Bank of Spalding for $168,375 December 1995. This development is located across Eagles Landing Parkway from subject development. Lots are relatively small, cluster type lots, with comparable type homes. Some lots front golf course and exceed $100,000 in value. Entry is by security gate to this development.








LOT SALE NO. 4

LOCATION:                                     Eagle's Club Drive
                                              District 6 Land Lot 15
                                              Henry County, Georgia

SIZE:                                         0.24 Acre +or-

SALES PRICE:                                  $57,000

SALES PRICE/UNIT:                             $57,000/Lot ($5.42/SF)

DATE OF SALE:                                 January 5, 1996

GRANTOR:                                      RJR Homes & Properties, Inc.

GRANTEE:                                      Roger Harvey Homes, Inc.

DEED BOOK/PAGE:                               2221-245

ZONING:                                       Residential (PUD)

UTILITIES:                                    All available

MAP REF:                                      441-M-1

COMMENTS:


The referenced sale is Lot 18,Unit I in The Village Estates at Eaglets Landing. Interior lot, rising from street grade, presently improved. Rectangular shape, 70' frontage x 150' depth, typical of interior standard type lots in this development. Construction loan to Bank of Spalding for $205,400 December 1995. Lots are relatively small cluster type lots, with comparable type homes. Some lots front golf course and exceed $100,000 in value. Entry is by security gate to this development.






LOT SALE No. 5

LOCATION:                                     609 Champions Drive
                                              District 6 Land Lot 18
                                              Henry County, Georgia

SIZE:                                         0.50 Acre +or-

SALES PRICE:                                  $70,000

SALES PRICE/UNIT:                             $70,000/Lot ($3.16/SF)

DATE OF SALE:                                 February 21, 1996

GRANTOR:                                      Killearn Properties, Inc. of GA.

GRANTEE:                                      Burges K. Jokhi, etal

DEED BOOK/PAGE:                               2251-067

ZONING:                                       Residential (PUD)

UTILITIES:                                    All available

MAP REF:                                      441-L-2

COMMENTS:


The referenced sale is Lot 10, Block P Unit IV in Eagles Landing. This subdivision is located immediately south of the subject with the main entry gate also located off Country Club Drive. Lots and homes in this section are the most desirable due to golf course frontage and view. Homes are typically more expensive, and have benefit of security gated access only. This is a standard or interior type lot with relatively long frontage of 130' x 170' depth. Mostly level to slight slope, lightly, wooded. Sale found at generally upper end of range for off-course type lot.






LOT SALE NO. 6

LOCATION:                                     429 Winged Foot Drive
                                              District 6 Land Lot 47
                                              Henry County, Georgia

SIZE:                                         0.58 Acre +or-

SALES PRICE:                                  $45,000

SALES PRICE/UNIT:                             $45,000/Lot ($1.78/SF)

DATE OF SALE:                                 July 25, 1996

GRANTOR:                                      Killearn Properties, Inc. of GA.

GRANTEE:                                      Juan A. Lama

DEED BOOK/PAGE:                               2364-173

ZONING:                                       Residential (PUD)

UTILITIES:                                    All available

MAP REF:                                      441-L-2

COMMENTS:


The referenced sale is Lot 6, Block P Unit IV in Eagles Landing. Second similar off course lot, typical of majority in subdivision, priced toward the lowest end of lot sales. This lot is a corner lot, with 127 feet frontage and average depth of 200 feet. Financing by First Union for $33,006 for five years.






LOT SALE NO. 7

LOCATION:                                     Preswick Way North
                                              District 6 Land Lot 15
                                              Henry County, Georgia

SIZE:                                         0.10 Acre

SALES PRICE:                                  $34,500

SALES PRICE/UNIT:                             $34,500/Lot ($7.84/SF)

DATE OF SALE:                                 July 8, 1996

GRANTOR:                                      Killearn Properties, Inc. of GA.

GRANTEE:                                      Village Builders, Inc.

DEED BOOK/PAGE:                               2367-227

ZONING:                                       Residential (PUD)

UTILITIES:                                    All available

MAP REF:                                      441-M-1

COMMENTS:


The referenced sale is Lot 2, Block E Unit II in The Villages at Eagles Landing. Interior lot with rectangular shape, this is a cluster home type development that joins the Village Estates by another developer. Construction loan to Wachovia Mortgage for $178,400. This development is located across Eagles Landing Parkway from subject development. Lots are relatively small, cluster type lots, with comparable type homes. Some lots front golf course, entry is by security gate to this development.


LOT SALE NO. 8

LOCATION:                                     728 Lexington Drive
                                              District 6 Land Lot 40
                                              Henry County, Georgia

SIZE:                                         0.86 Acre

SALES PRICE:                                  $32,000

SALES PRICE/UNIT:                             $32,000/Lot ($0.85/SF)

DATE OF SALE:                                 June 17, 1996

GRANTOR:                                      C & H Development Co. Inc.

GRANTEE:                                      Kenneth R. Batson

DEED BOOK/PAGE:                               2336-247

ZONING:                                       R-125

UTILITIES:                                    All less sewer

MAP REF:                                      440-B-03

COMMENTS:

Heritage. Ridge developed by Homer Vincent, now deceased and remaining development by sons and family. This subdivision is located near the intersection of Jodeco Road and Blackhall. Road near the Clayton-Henry County boundary at Lake Spivey. Recent transaction to Kenneth Batson and wife.
Corner lot at Columbus Drive, measures 170 feet by 222 feet. Most homes are custom built with normal resales that vary significantly, typically in high $100's to wide range of $200,000. This subdivision is located about three miles west of the subject With comparable quality homes outside the immediate Eagles Landing area market.







Reconciliation

A total of eight subdivision lot sales from the immediate market area were identified, researched and analyzed in comparison with the subject proposed planned lots within Windsong Plantation. Two were found with the adjoining previous units of Windsong, and five others were located just south in the Eagles Landing complex. The last sale was selected from a similar priced subdivision development located further to the west near the Lake Spivey area market,a competing area of comparable priced homes. The subject is located within a more defined middle to upper income area, with few competing subdivisions in the Henry County market. The price range of homes found within these comparables ranged between $158,000 to as high as $750,000. More
valuable homes exist but have not sold recently.    The ratio of lot value to
overall home value has been analyzed with the comparable, lot sales.

Summary of Lot Sales

                              DIST       PRICE/     LOT VALUE           LOT
  SALE    SUBDIVISION          L/L        LOT       HOME RATIO         SIZE

  1       Windsong Plan       6/014      $34000      17% - 20%       0.43

  2       Windsong Plan       6/014      $34000      17% - 20%       0.45

  3       Village Estate      6/015      $55000      18% - 22%       0.24

  4       Village Estate      6/015      $57000      18% - 22%       0.24

  5       Eagles Landing      6/018      $70000      15% - 21%       0.50

  6       Eagles.Landing      6/047      $45000      15% - 21%       0.58

  7       Villages @ EL       6/015      $34500      17% - 22%       0.10

  8       Heritage Ridge      6/040      $32000      15% - 20%       0.86


A ratio has been established in our analysis that correlates the relationship of lot value to completed home value (lot/home value ratio). The range is relatively close between 15% to 22% in the selected nearby subdivisions. The ratio is based on the lower or beginning home cost within the subdivision.
From our experience, most lot to home value ratio's fall near the 18% to 22% Range. Typically, as the price range rises for homes in the development, so does the cost of the lot. Assuming a $180,000 base cost home in Windsong Plantation, generally the low end targeted for Units VI and VII, and a 19% lot ratio is found well within the overall range of pro rata home cost, and the $180,000 base price is well supported by existing home values and previous sales. Two recent sales to J.P. evans and McMillan-McDonald Builders are presented, indicating recent 1996 near this range. These are the best indicators of the subject retail lot values in our opinion. Although not closed due to development in progress, eleven lots have been pre-sold to several indivisuals and builders. Some of these have been identified as Unit
VI, Lot E-13 at $32,150; Unit VII, Lots 34-G, 29 at $32,900 to McMillan; Lot
6-N to Oxford at $32,900; and two lots to an individual buyer O-8 and G-39 at $64,000 for the pair. Considering the characteristics of the subject lots, location, and price range of subdivision homes, the most reasonable estimate of retail value appears to be $33,000 as an average for the 134 lots in Units VI and VII. A Gross Aggregate Retail Market Value of the entire subdivision is calculated as following. This should not be construed as the bulk sale value to a single purchaser of the entire two unit development, but rather an aggregate total of sale volume based on present individual lot values.

134 Developed Lots x $33,000 Per Lot     =    $4,422,000

INDICATED VALUE BY SALES COMPARISON APPROACH
(Gross Aggregate Retail Market Value)
    $4,422,000


INCOXE APPROACH: 6EVELOPERS ANALYSIS

The Developers Analysis involves projecting tk4 potential gross income from the sale of the subject lots (previous section) over a projected absorption period, then making deductions f or any holding costs, costs of sale's and profit and overhead to the developer or purchaser of the property.
This first step yields a net revenue or sale proceeds from the timely sale of the lots,, projected during the absorption period. The interval net proceeds are discounted using an appropriate rate that considers risk and the time value of money over the period of the sales.

The discounting methodology reflects the price that a prudent purchaser would be willing to pay for all of the lots within each unit in order to make a reasonable profit from the resale of individual lots (to builders or individuals) over a projected sell-out or absorption period. A discounted cash flow analysis of the sale of the residential lots is made on
the following pages.   The result is a discounted present
value of:

               WINDSONG PLANTATION-UNITS VI & VII

                           $3,277,000

The final value estimate is based on the following criteria:

    (A)   Gross retail sellout is from  the Market Approach.
          (See section of this report). Appreciation over selling period - 4% annual.

    (B) Absorption rate of 20.00 Lots Per Quarter Period. Windsong Plantation has performed with 60 closed home sales between 10/95 > 8/96 or 6.00 homes per month (18/Qtr.) based on TRW-Redi Data sources. Killearn has indicated that the two primary builders, Oxford Homes (JP Evans) and McMillan-McDonald have contracted to a takedown of 10 lots each per quarter period. Further analysis of competing Henry-Clayton area subdivisions from the surrounding market with aggressive marketing and
          builder programs was made.   Resource information
          provided by Subdivision Profile by-Data Book.--Inc-. (See pages following).





   (C)      Expenses are estimated as:

     (1)    Marketing/Closing Costs         4%
     (2)    Contingency Costs - 1%
     (3)    Profit and Overhead - 15%

     (D)   11.0%  Discount Rate (See Attached Methodology)

Absorption Rate Analysis

The following data on construction starts to date was taken from Subdivisi_on Profile by Data Book Inc. for year end 1995
(A) and 1st Quarter 1996 (B). Each is found in relatively close proximity of both Henry and Clayton counties and typically identified with aggressive marketing and builder Programs.

                Dist LL        (000)         (A)       (B)    Adjusted
  Subdivision   Location    Price Range    Lot Sales   Absorption

  Andover--Hawt.          $ 80     $ 89    28     13   13.50/Qtr

  Villages Arb.           $ 81     $ 83    na    18 ...22.50/Qtr

  Oakwood Trl.            $ 85     $120    na     16   16.00/Qtr

  Huntington              $ 80    $ 95     48     na   12.00/Qtr

  Hawthorne Gr.           $ 90    $110     45     12   12.00/Qtr

  Arbor Cove              $115    $169     45     12   12.00/Qtr

  St. Andriews            $ 92    $108     42     12   12.00/Qtr

  Vineyard at EL          $100    $125    na     i22   22.00/Qtr

The previous charted subdivisions have an indicated absorption rate of between 3.16 lots to 7.50 lots per month or 9.50 lots to 22.50 lots per quarter period for the sale year of 1995 thru the first quarter of 1996. The first quarter 1996 is a winter sale period and is adjusted seasonally due to typical slower starts The figures indicated. are actual construction starts in each of the developments through physical research effort of data provider. Our experience finds that higher valued subdivision developments trend toward lower absorption rates due to market share and affordability to general public. The this area of Henry County, and typically closely held by parent development company for the construction arm of company.

Using each of these developments, and data retained from our experience with over 175 other subdivision appraisals in the last several years in the south metropolitan Atlanta area, we estimate an rate of 20.00 lots per quarter period allowing for an estimated sellout or buildout period of seven quarters or approximately 20 months. Quarter Period 5 calculated with remaining 14 lots.

Discount: Rate

The Discount Rate represents the investor's opinion of time value of his investment given the risks associated with the investment. This rate also reflects the appraiser's judgement about all risks which are associated with the periodic cash flows over the absorption or sales period. These risk include " Real" interest rate; estimate of the impact of inflation; estimate of the stability of the periodic cash flow; and an estimate of the liquidity risks associated with market conditions at the date of resale. In arriving at an appropriate discount rate for the proposed subject subdivision, the appraisers have considered the following:

  "Real" Interest Rate:        3% to 3.5%
  Estimate for Inflation:      4% to 5%
  Estimate for Security:       2% to 5%
  Illiquidity:                 1% to 2%
  Range:                      10% to 15.5%

An overall built-up rate implies a yield rate of between 1-% and 15.5 %. Considering the risks associated with selling these lots in Henry Counties most popular middle to upper income level residential market, and the relatively short term nature of the cash flows, a rate near the lower end of this range is considered reasonable. Therefore, we have employed a 11.0% discount rate in our analysis. Net sales proceeds are converted to present value based on beginning of period discount factors.







Discounted Sellout Analysis

  WINGSONG PFANTATION-UNITS VI & VII :   134 LOTS
  GROSS AGGREGATE RETAIL VALUE:          $4,422,000
  AVERAGE LOT PRICE: (at completion)     $   33,000

 QUARTER PERIOD      1         2         3         4

 Average@
 Lot Price ($),   33,000     33,330     33,660     34,000

 Gross Income:
 (20.0/QTR)      660,000    666,600   673,200    680,000

 Less:
 Cost of
 Sales (4%)       26,400    26,664    26,928      27,200

 Contlngencies     6,660     6,666     6,732       6,800

 Profit & Over-
 head-15%:        99,000    99,990   100,980     102,000

 Total Expenses: 132,060   133,320   134,640     136,000
 Total

 Net Proceeds
 of Sales: ($)   527,940   533,280   538,560     544,000

 Discount: Factor
 at 11.00%:      .972997   .946722   .921158     .896283

 P.W. of Sales
 Proceeds:       513,684   504,867   496,098     487,578

 Summary at End of Period Four

 TOTAL LOT SALES:         80
 TOTAL SALESS VOLUME:     $2,679,800
 DISCOUNTED VALUE:        $2,002,227
 TOTAL DISCOUNT:          $ 677,573 (25.28%)
 DISCOUNTED LOT VALUE:    $ 25,027

     -Continued-






Discounted Sellout Analysis

  WINDSONG PLANTATION-UNITS VI & VII         134 LOTS
  GROSS AGGREGATE RETAIL VALUE:,           $4,422,000
  @.KVERAGE LOT PRICE: (at completion)    $    33,000

  QUARTER PIRIOD       5                6         7

  Average
  Lot Price ($)      34,340         34,680        35,OOO

  Gross Income:
  (20.0/QTR)        686,800         693,600       490,000

  Less:
  Cost of
  Sales (4%)         27,472          27,744        19,600

  Contingencies
                      6,868           6,936         4,900

  Profit & Over-
  head-15%:         103,020         104,040        73,500

  Total Expenses:   137,360         138,720        98,000

  Net Proceeds
  of Sales:         549,440         544,880       392,000

  Discount Factor
  At 11.00%:        .872081         .848531       .825618

  P.W. of Sales
  Proceeds: ($)     479,156        470,832        323,642

  Summary at End of Period Seven

  TOTAL LOT SALES:             134
  TOTAL SALES VOLUME:         $4,550,200
  DISCOUNTED VALUE:           $3,276,851
  TOTAL DISCOUNT:             $1,273,343 (27.98%)
  DISCOUNTED LOT VALUE:       $   24,454

  INCOME APPROACH: DEVELOPERS ANALYSIS
      $3,277,000



 CONCLUSION OF VALUE


 The subject property has been personally inspected and the market researched for arriving at the pertinent conclusions of this narrative report. The Highest and Best Use is considered it's proposed development as residential single family subdivision. November 1, 1996 is considered the effective date value for the property appraisal. This estimate will carry forward for a reasonable period of time to complete development as sp4cified.

 The property appraised "As Is" assuming a totally undeveloped tract of land, comprising 67.70 acres, engineered and approved for 134 single family residential lots is valued at $1,140,000.

 The 134 proposed lots that will be completed in a single development process comprised of Units VI and VII. The three traditional approaches indicate A range in value between $3,277,000 (Income Approach-Developers Analysis) to $3,220,000 (Cost Approach) to $4,422,000 (Market Approach Gross Aggregate Retail Lot Value) by the three approaches to value. Toward the lower end range of $3,277,000 is the present worth of the income stream from the sale of these lots. Traditionally, the most weight is given to this approach in the valuation of proposed lots, and it, is commonly used by lenders for acquisition and development purposes. This estimate approximates the single bulk sale value of-' all 134 lots to a purchaser, that would in turn
 resale the lots for a profit over time.   This value is
 probably understated considering current market demand for lots in general, and the limited supply of this particular Eagles Landing type lot that cannot be readily replaced due to the more or less unique locational and ancillary development characteristics associated with it.


 It has been a pleasure to serve you in this matter. Please call if we can be of service in this or your other real estate appraisal matters.

 Sincerely,


 /s/ Robert Wilson, IFAS
     ROBERT WILSON, IFAS
     Ga. Cert.  Gen. No. 1497
     Associate Appraiser




 /s/ Bob Sorrells, IFAS
     BOB SORRELLS, IFAS
     Ga. Cert.  Gen. No. 1154
     Chief Appraiser





                              ADDENDA SECTION

                     Henry County Demographic overview
                         Appraiser Qualifications



GEORGIA ECONOMIC PROFILE

MCDONOUGH HENRY COUNTY

POPULATION
                          GA  U.S.
        City     County   (millions)
1950    1,635   15,857   3.4  151.3
1960    2,234   17,619   3.9  179.3
1970    2,675   23,724   4.6  203.2
1980    2,778   36,309   5.5  226.5
1990    2,929   58,741   6.5  249.5
1995    3,800   77,395   7.2  262.8

PER CAPITA INCOME

       City    County     U.S.
1970  $3,114   $3,373    $4,4047
1980   9,157    8,353     9,940
19--  13,816   12,864    14,155
1990  16,300   17,123    18,666
1991  16,420   17,645    19,201
1992  16,973   18,495    20,137
1993  17,341   19,249    20,800


Health

(County)

1 hospital (122beds)
16 MD's
4 dentists
1 chiropractor
Henry County Day Care & Training Center
Stockbridge Auxiliary Health Center.
1 nursing home (180 beds)
1 psychiatric hospital
Mental Retardation Service Center

Education

Community Schools. 19 county public schools with 800 teachers, 14,353 students, and 605 high school graduates in 1995. 4 private schools with 464 students in 1995.

Higher Education. Tech. Institute: Griffin at Griffin (19 miles ) has 2,015 students. There are 19 colleges and universities in the Atlanta area with a total enrollment or more than 100,000 students.




Commercial Services

Communications:  Local Newspapers: 1 weekly   Dailies delivered:
Atlanta Journal, Atlanta Constitution. 6 TV channels received (22 Channel cable available). Local radio stations : 1 AM

Financial Facilities:  1 bank and 4 branch banks with $26.4 billion in assets.

Industrial Support Services: Fabricating, forming, machining, tool & die shop

Public Accommodations: 16 restaurants (largest seating capacity 100). 9 motels (758 rooms). 3 meeting facilities (largest seats 600).



Recreation

Facilities: 10 tennis courts. 2 public golf courses. 7 activity centers. 8 parks. Atlanta Motor Speedway.

State Park. Panola Mountain State Park (local) with trails, picnic areas, interpretive center.

Public Lake/River: Jackson Lake (15 miles) has swimming, fishing, camping, water skiing, motor boating.

Yearly Events. Geranium Festival of City of McDonough (third Saturday in May). Christmas Parade (first Saturday in December).


Municipal Services

Fire Protection. 5 full-time city personnel and 60 volunteers. Fire insurance classification 5.

Police Protection.  10 full - time personnel.

Garbage.  Service provided by city.

Professional Engineer. Consulting contractual engineer.

Zoning. City ordinance and subdivision design standards (Southern Building Code). County zoning ordinance and subdivision design standards.



Utilities

Electricity. A part of Georgia's modern integrated electrical transmission system, McDonough has excellent ability to supply industrial demands. Compared to 47% for the U.S., coal accounts for 84% of fuel used by the state's power generating plants. This assures long term continuity.

Natural Gas. Supplied by Georgia Natural Gas Company and available in Industrial quantities on an interruptible basis.

Water. Plant capacity: 1,200,000 gal/day. Consumption: 700,000 gal/day maximum. Storage capacity : 750,000 gal, elevated, 100,000 gal. Ground. Source: 2 deep wells resevoir on Walnut Creek. Daily flow: 1.6 cu ft/sec average. .93 cu ft/see minimum. County system has 6,000.000 gal/day plant capacity with 4,400,000 gal/day consumption.

Sewage. Plant capacity: 1,200,000 gal/day. Plant load: 358,000 gal/day. Secondary treatment plant. Oxidation pond. County system has 2,280,000 gal/day plant capacity with 1,300,000 gal/day plant load.

Transportation

Motor Freight Carriers.  4 interstate 20 inter/interstate.

Rail. Norfolk Southern rail service at McDonough (local). Norfolk
Southern piggyback service at Atlanta (28 miles). CSX piggyback service at Atlanta (28 miles).

Water. Nearest navigable river; Chattahoochee (9 foot channel depth) with a public barge dock at Columbus (99 miles). Nearest seaport:
Savannah (230 miles) with a maintained channel depth of 42 feet.

Air. Nearest commercial air service: Atlanta (28 miles) Airlines: Aero Costa Rica, Aeromexico, ALM Antillean, Air Canada, Air South, Air Jamaica, American West, American, American Eagle, Atlantic Southeast, British Airways, Cayman Airways, Continental, Delta, Japan, KLM, Kiwi, Korean Air, Lufthansa, Mark Air, Midwest Express, Northwest, National, Swissair, TWA, United, USAir, ValuJet, Varig, Nearest public airport at Hampton (local). 3,400 foot asphalt runway. Services and navigational aids: aircraft tiedown, airfram & power plant repair, hangar, lighted runway.

Taxes

Property. Property taxes are determined by tax rates and assessment ratios which vary by location. The only realistic way to compare property taxes for different locations is to use :effective tax rates" (tax rate multiplied by assessment ratio). Effective tax rates combine city, county, school, and state tax rates into one convenient figure-the annual tax for each $1000 of property at its fair market value. This rate applies to all property: land, buildings, machinery, equipment, and inventory

   Property Located      1995 Effective Rate
     Within city           $16.18
     Outside city          $14.43

Inventory. Local Freeport (not state version). Includes county and any municipal corporation within the county and covers 100% of inventory to be shipped out of Georgia,

Sales. City and county have 1 % local sales tax in addition to the 4% state sales tax.



HENRY COUNTY  - Combined Quarters 1-4,1994


                                             AVERAGE     AVERAGE      AVERAGE
                                               OF        MONTHLY      WEEKLY
INDUSTRY                                      ESTAB.     EMPLOYENT     WAGES

Agriculture, forestry, and fishing             38           223        $383
Mining                                          -            -            -
Construction                                  219         1,126        $446
Manufacturing                                  59         3,450        $460
Food, and kindred products                      -             -           -
Textiles                                        -             -           -
Apparel                                         7           407        $326
Lumber and wood products                        6            48        $248
Furniture and fixtures                          -             -           -
Paper and allied products                       3           335        $459
Printing and publishing                         -             -           -
Chemicals and allied products                   -             -           -
Petroleum refining                              -             -           -
Rubber and misc plastic products                -             -           -
Stone, clay, glass and concrete                 6           200        $578
Fabricated metal products                       -             -           -
Industrial machinery, incl computer
Electronic, other electrical equip              4           645        $473
Instruments and related products                -             -           -
Miscellaneous mfg industries                    4            20        $176
Transportation and public utilities            60           814        $998
Wholesale trade                                78           820        $581
Wholesale trade - durable goods                57           503        $569
Wholesale trade - nondurable goods             21           323        $599
Retail trade                                  259         3,706        $238
Finance, insurance, and real estate           101           616        $462
Services                                      348         2,807        $319
Hotels, other lodging places                   16           187        $180
Personal services                              30           182        $201
Business s services                            52           562      $1,273
Auto repair, services, garages                 31           157        $371
Miscellaneous repair services                  14            62        $373
Motion pictures                                 9            41        $167
Amusement and recreation services              12           178        $299
Health services                                61           643        $474
Legal services                                 19            84        $500
Educational services                            3           108         347
Social services                                23           359        $179
Membership organizations                        7            49        $124
Engineering and management services            45           161        $437
Private households                             29            36        $147
Federal Government                              7           884      $1,225
Local Government                               11         3,563        $411
State Government                                7           131        $417
ALL INDUSTRIES                              1,188        18,185        $449



Property Description
Eagles Landing
Windsong Plantation
Unit 6


    All that tract or parcel of land lying and being in Land Lot 4,12th District, Henry County, Georgia and being that property more particularly described as follows:

    To find the true point of beginning, begin at the point of intersection of the Northern right-of-way line of Redbud Lane (50 foot right-of-way) and the Eastern right-of-way line of Mulberry Street (50 foot right-of-way), thence

    1.    N 12-35'43" W 53.02 feet, thence along the arc of a curve

    2. 116.73 feet, said arc subtended by a chord bearing N 32-51'44" W, a distance of 114.31 feet, to a point no the curve, having a radius of -165.00 feet and a central angle of 40-32'02", thence

    3.    S 36-52'15" W 50.00 feet, thence

    4.    N 53-07'45" W 24.58 feet, thence

    5.    S 58-44'24" W 160.00 feet, thence

    6.    N 41-10'01" W 31.00 feet, thence

    7.    S 56-49'17" W 270.38 feet, thence

    8.    N 38-28'40" W 236.15 feet, thence

    9.    N 65-27'56" W 46.673 feet, thence

   10.    N 25-01'25" E 174.66 feet, thence along the arc of a curve

   11. 71.65 feet, said arc subtended by a chord bearing S 55-16'56" E, distance of 71.54 feet, to a point no the curve, having a radius of 375.00 feet and a central angle of 10-56'52", thence

   12.    N 44-11'13" E 196.39 feet, thence

   13.    N 48-09'07" W 24.95 feet, thence

   14.    N 44-11'13" E 155.69 feet, thence

   15.    S 45-48'47" E 24.93 feet, thence

   16.    N 44-11'13" E 200.00 feet, thence

   17.    N 45-48'47" W 39.44 feet, thence

   18.    N 34-13'19" E 203.13 feet, thence

   19.    N 31-08'52" E 208.34 feet, thence

   20.    N 41-08'07" E 206.54 feet, thence along the arc of a curve

   21. 38.30 feet, said arc subtended by a chord bearing S 50-07'12"E, a distance of 38.28 feet, to a point, having a radius of 375.00 feet and a central angle of 5-51'06", thence

   22.    N 42-48'21" E 258.09 feet, thence

   23.    S 23-2O'48" E 309.32 feet, thence

   24.    S 34-45'41" E 497.03 feet, thence

   25.    S 7-07'57" E 399.98 feet, thence

   26.     S 26"4328" W 354.53 feet, thence

   27.     N 71-20'27" W 185.51 feet, thence

   28.     N 19-47'43" E 26.34 feet, thence

   29.     N 72-04'26" W 200.02 feet, thence

   30.     N 17-O1'28" E 32.50 feet, thence

   31.     N 78-42'53" W 190.00 feet, thence

   32.     S 26-16'40" W 154.62 feet, thence

   33. N 84-32'57" W 49.01 feet, to the POINT OF BEGINNING, containing 1, 102,804 square feet or 25.317 acres land, more or less.

This property is subject to all casements and rights of way, recorded or unrecorded.


LEGAL DESCRIPTION FOR UNIT VII WINDSONG PLANTATION, EAGLES LANDING
                             SCHEDULE A
                            (Continued)

Commitment No. 962399-11

All that tract or parcel of land, containing 1,847,677 square feet or 42.417 acres of land, more or less, lying and being in Land Lots 2 and 3 of the 12th District, Henry County, Georgia and being that property more particularly described as follows:

To find the true point of beginning, begin at the point of intersection of the Northern right-of-way of Redbud Land (50 foot right-of-way) and the Eastern right-of-way line of Mulberry Street (50 foot right-of-way), thence North 12 degrees 35 minutes 43 seconds West 53.02 feet, thence along the arc of a curve
116.73 feet, said arc subtended by a chord bearing North 32 degrees 51 minutes 44 seconds West a distance of 114.31 feet, to a point on the curve, having a radius of 165.00 feet and a central angle of 40 degrees 32 minutes 02 seconds, thence South 36 degrees 52 minutes 15 seconds West 50.00 feet, thence North 53 degrees.97 minutes 45 seconds West 24.58 feet, thence South 58 degrees 44 minutes 24 seconds West 160.00 feet, thence North 41 degrees 10 minutes 01 seconds West 31.00 feet, thence South 56 degrees 49 minutes 17 seconds West
270.38 feet, thence North 38 degrees 28 minutes 40 seconds West 236.15 feet, thence North 65 degrees 27 minutes 56 seconds West 46.673 feet to the POINT OF BEGINNING.

FROM THE POINT THUS ARRIVED AT run thence. North 65 degrees 27 minutes 56 seconds West 76.96 feet to a point; thence North 64 degrees 58 minutes 35 seconds West 209.66 feet to a point; thence South 47 degrees 32 minutes 34 seconds West 55.43 feet to a point; thence South 88 degrees 18 minutes 40 seconds West 114.77 feet to a point; thence South 81 degrees 30 minutes 58 seconds West 112.89 feet to a point; thence South 77 degrees 28 minutes 59 seconds West 113.31 feet to a point; thence South 70 degrees 15 minutes 08 seconds West 92.33 feet to a point; thence North 03 degrees 01 minutes 37 seconds West 58.83 feet to a point, thence North 23 degrees 58 minutes 39 seconds West 139.47 feet to a point, thence North 15 degrees 09 minutes 44 seconds West 102.45 feet to a point, thence North 08 degrees 59 minutes 0l seconds West 159.52 feet to a point, thence North 33 degrees 59 minutes 38 seconds West 311.31 feet to a point, thence North 64 degrees 01 minute 51 seconds East 324.75 feet to a point, thence North 21 degrees 38 minutes 18 seconds East 380.74 feet to a point, thence North 47 degrees 47 minutes 11 seconds East 368.61 feet to a point, thence North 80 degrees 56 minutes 33 seconds East 110.55 feet to a point, thence South 15 degrees 52 minutes 00 seconds East 150.56 feet to a point, thence South 70 degrees 32 minutes 17 seconds East 84.75 feet to a point, thence North 67 degrees 31 minutes 27 seconds East 51.14 feet to a point, thence North 40 degrees 50 minutes 43 seconds East 98.23 feet to a point, thence North 19 degrees 13 minutes 21 seconds East 106.88 feet to a point, thence North 61 degrees 48 minutes 47 seconds East 77.82 feet to a point, thence South 82 degrees 54 minutes 50 seconds East 461.33 feet to a point, thence South 60 degrees 47 minutes 53 seconds East 511.44 feet to a point, thence South 23 degrees 20 minutes 48 seconds East 15.91 feet to a point, thence South 42 degrees 48 minutes 21 seconds West 258.09 feet to a point, thence along the arc of a curve 38.30
 (See Attached for Legal Continuation)

Smith, Welch & Studdard          COMMONWEALTH LAND TITLE INSURANCE COMPANY

This commitment is invalid unless the Insuring Provisions and Schedules A and B are attached.


SCHEDULE A
(Continued)

                                               Commitment No. 962399-11


feet to a point, said arc subtended by a chord bearing North 50 degrees 07 minutes 12 seconds West a distance of 38.28 feet to a point having a radius of 375.00 feet and a central angle of 5 degrees 51 minutes 06 seconds, thence South 41 degrees 08 minutes 07 seconds West 206.54 feet to a point, thence South 31 degrees 08 minutes 52 seconds West 208.34 feet to a point, thence South 34 degrees 13 minutes 19 seconds West 203.13 feet to a point, thence South 45 degrees 48 minutes 47 seconds East 39.44 feet to a point; thence South 44 degrees 11 minutes 13 seconds West 200.00 feet to a point; thence North 45 degrees 48 minutes 47 seconds West 24.93 feet to a point; thence South 44.degrees 11 minutes 13 seconds West 155.69 feet to a point; thence South 48 degrees 09 minutes 07 seconds East 24.95 feet to a point, thence 44 degrees 11 minutes 13 seconds West 196.39 feet to a point, thence along the arc of a curve 71.65 feet, said arc subtended by a chord bearing North 55 degrees 16 minutes 56 seconds West, a distance of 71.54 feet, to a point on the curve (said point also being the proposed Northeast corner of Lot 9, Unit 7 of Windsong Plantation) , having a radius of 375.00 feet and a central angle of 10 degrees 56 minutes 52 seconds, thence South 25 degrees 01 minute 25 seconds West 174.66 feet to the POINT OF BEGINNING.








Smith, Welch & Studdard         COMMONWEALTH LAND TITLE INSURANCE COMPANY

This commitment is invalid unless the Insuring Provisions and Schedules A and B are attached.


Page 2
Windsong Unit 7, Proforma Revenue and Estimated Costs
October 11, 1996

Lots                                            82
Lot Sales Price ($30,000.00 - Average)          $2,460,000.00
Sales Costs                                       $105,000.00
Net Sales                                       $2,355,000.00

CONSTRUCTION COSTS:

Engineering & Surveying                            S82,000.00
Land Release                                      $155,200.00
Clearing & Grading                                $201,000.00
Storm Drainage                                    $115,000.00
Water                                              $94,000.00
Sewer                                             $219,000.00
Grassing                                           $15,000.00
Curb                                               $50,000.00
Paving                                             $82,000.00
Amenities                                         $220,000.00
Contingencies                                     $273,600.00

TOTAL COSTS (loan Amount)                       $1,508,800.00


Page 2
Windsong Unit 6, Proforma Revenue and Estimated Costs
July 18, 1996

Lots                                                52
Lot Sales Price ($30,000.00 - Average)              $1,560,000.00
Sales Costs                                            $65,000.00
Net Sales                                           $1,495,000.00

CONSTRUCTION COSTS:

Engineering & Surveying                                $52,000.00
Land Release                                          $101,600.00
Clearing & Grading                                    $138,000.00
Storm Drainage                                         $98,600.00
Water                                                  $73,000.00
Sewer                                                  $97,500.00
Grassing                                               $10,000.00
Curb ($600/Lot)                                        $31,200.00
Paving                                                 $52,000.00
Amenities                                             $220,000.00
Contingencies                                         $156,100.00

TOTAL COSTS (loan amount)                           $1,030,000.00



APPRAISER QUALIFICATIONS

ROBERT WILSON, IFAS, CERT.#1497
139 HAMPTON ROAD.                               HEIGHT:     6'0"
FAYETTEVILLE, GA 30214               WEIGHT: 180
PHONE: 460-6473 (H)                  HEALTH:   EXCELLENT
       996-7482 (0)

EDUCATION:

     Rutherford High School - Panama City, Florida 1963-1967
     Warner Robins High School - Warner Robins, GA. 1967
          (Graduate)
     Middle Georgia College - Cochran, GA. 1967-1970 Graduate
          (Associate Arts Business Administration)
     Georgia State University - Atlanta, GA. 1971 to present (Second Quarter
           Senior Marketing Major).

EXPERIENCE:
     Ron-Fra Development Corp.
     Residential Construction 1971-1974

     Clayton County Assessors Office
     Residential Staff Appraiser III - 1975-1978:
            Responsible for all residential construction/
            Appraising 12th District, Clayton County.

     Commercial Appraiser IV - 1978-1982:
            Responsible for all commercial/industrial/apartment
            Construction, appraising and formulation of pricing schedules.

     Chief Appraiser: 1982-1986: Responsibilities to include daily administration of Clayton County Tax Assessors Office. Directly supervised staff of 22 appraisers/clerks/support personnel with annual objective of maintaining approximately 6 Billion Dollar Tax Base. Personal appraising responsibilities of Million Dollar accounts and Hartsfield International Airport.

     Bob Sorrells and Associates - 1986-Present:  Associate
     Member Independent Fee Appraiser, Residential/Commercial
     Accounts.


ROBERT WILSON
PAGE TWO

PROFESSIONAL COURSES AND AFFILIATIONS:

       Georgia Association of Assessing Officials   -   GAAO
       International Association of Assessing Officers   -   IAAO
       National Association of Independent Fee Appraisers:
       N.A.I.F.A.  -  Vice President-Tara Chapter, 1990  -
       N.A.I.F.A.  -  President Tara Chapter, 1991  -
       DeKalb Board of Realtors-Affiliate Member-1988 to 1991 Right of Way Association-Member -1990/1991
       GAAO Course I - General Appraisal Techniques
       GAAO Course IA - Advanced Appraisal Techniques
       GAAO Course II - Income Approach to Value
       GAAO Course IIA - Advanced Income Applications
       GAAO Course III - Valuation of Personal Property
       GAAO Course IV - Valuation of Rural Land.
       GAAO Course V - Property Mapping Workshop
       GAAO Workshop - Shopping Center Valuation
       IAAO I - Fundamentals of Real Property Appraising
       IAAO II - Income Approach to Valuation.
       GAAO Seminar - shopping Center Evaluation Techniques.
       GAAO Seminar - Computer Techniques to Evaluation.
       Avmark Aircraft Appraisal Seminar - Aircraft appraising N.A.I.F.A. - Course I - General Principles of
           Residential Appraisers
       N.A.I.F.A. - F.H.L.M.C.- Single Family Report Writing
           Seminar
       Employee Relocation Council - Relocation Appraisal
           Seminar
       N.A.I.F.A. - Uniform Standards of Professional Appraisal
           Practice
       N.A.I.F.A. - Fannie Mae Guidelines for Condominiums
           & Deminimus PUDS Seminar
       N.A.I.F.A. - Condemnation Seminar
       N.A.I.F.A. - Market Abstraction Seminar
       Marshall & Swift - Cost Approach Seminar



ROBERT WILSON
PAGE THREE


CERTIFICATES & DESIGNATIONS:

     Certified Real Estate Appraiser - State of Georgia
     #CO01497.

     Senior Member of National Association of Independent Fee
     Appraisers

     I.F.A.S. Designation - Certificate #1225

     Certified by Georgia Department of Revenue as Class IV Appraiser 1976 to 1986

     Certified by Clayton County Board of Assessors as Chief Appraiser 1982 to 1986

     Member - International Right of Way Association.



APPRAISER QUALIFICATIONS

B.G. SORRELLS, IFAS
1950A Highway 85 North
J & R Plaza
Jonesboro, Ga. 30236
Ga. Cert.  Gen. #1154


EMPLOYMENT:     1964-Present  Self-employed,  Real Estate
                Appraisals & Consulting-Residential,
                Commercial and Acreage and Property Tax
                Consulting.

MILITARY:       1953-1955 U.S. Army, Korean War Veteran,
                Discharged 1955.

EDUCATION:      1952 Russell High School, East Point, Georgia.

                1956-57 Georgia Institute of Technology.

PERSONAL:       Born April 26, 1934, East Point, Georgia.
                Married: Wife-Sue, Children-Sharon, Danny and
                Renee.  All are members of Atlanta Baptist
                Church, College Park, GA. Health-Excellent, no physical limitations. Height 6'1", weight
                195 pounds.  Homeowner:  Route 1, Box 217,
                Mockingbird Lane, Brooks, GA. 30205.  Hobbies-
                Fishing and golf.



REFERENCES:      Business and personal references can be
                 furnished upon request.

RE:   SUPPLEMENT TO RESUME OF BOB SORRELLS:

EDUCATION:        Russell High School.
                  Georgia Institute of Technology (Industrial
                  Management).
                  Georgia Institute of Technology (Seminars on
                  Real Estate and Appraising).  Georgia State
                  University (Seminars on Real Estate &
                  Appraising).  National Association of
                  Independent Fee Appraisers (I.F.A. Member
                  Exam).  Senior Exam-National Association of
                  Independent Fee Appraisers.  Atlanta Area Tech
                  (Commercial Real Estate, Insurance and Appraising courses). Most courses offered by the National
                  Association of Independent Fee Appraisers.  Tax
                  Arbitration Courses (Ad Valorem).  Marshall and Swift
                  Cost Seminars - Commercial and Residential.
                  S.R.E.A. (Courses and Seminars on Appraising).


CERTIFICATES & DESIGNATIONS:

                  State of Georgia Certified Real Estate Appraiser #1154. Member International Right of Way Association Senior Member of National Association of Independent Fee Appraisers.
                  I.F.A.S.  Designation.  Certificate #1224.
                  Awarded 1991 Appraiser of the Year for N.A.I.F.A. Veteran's Administration Fee Appraiser #X238. Dept. HUD, Fee Appraiser #2151. Licensed Real Estate Broker, Georgia #4871.

APPRAISAL EXPERIENCE:

                   Single Family Residence (including construction loans & REO's) Vacant lots and acreage-including farms. Commercial/Industrial properties. Multi-Family dwellings. Church, school and special use properties. Fulton County Tax Arbitration. Clayton County Tax Appeals. School Buildings, Fulton, Clayton, Fayette Counties and City of Atlanta Boards of Educations. Special use properties for Federal, State and County Government Agencys.
                   Various properties for U.S. Bankruptcy Court and U.S. Marshalls Office. Various Properties, Atlanta Airport Authority, including Air Rights and Runway Locations.

APPRAISAL EDUCATION:

                   Course 1.1   Principles of Real Estate
                                Appraising.

                   Course 2.lA   Income Property Appraising I.

                   Course 2.lB  Income Property Appraising II.

                   Course 1.2   Manufactured Housing/Mobile Home
                                Appraising.

                   Course 1.4   Review Appraising.

                   Course 1.7   URAR Lenders Seminar.

                   Course 4.1   FHLMC Single Family Report
                                Writing.

                   Course 4.2   FHLMC Small Residential Income
                                Report Writing.

                   Course 4.3   Narrative Report Writing.

                   Course 5.1   Condemnation seminar.

                   Course 6.1   Investment Analysis.

                   Course 6.2   Applying Compound Interest in
                                Today's Real Estate Market.

                   Course 6.4   Mini Math for Appraisers.

                   Course 7.1   Residential Cost Approach
                                (Marshall & Swift).

                   Course 7.2   Commercial Cost Approach
                                (Marshall & Swift).

                   Course 9.1   Appraising the Condominium.


                   Course 11.1   Professional Standards.

                   FHLBB       - Seminars on R-41-A-B-C.

                   Seminars on Appraising Historic Properties.

                   Employee Relocation Seminars.


SUPPLEMENT TO RESUME OF BOB SORRELLS:

APPROVED TO APPRAISE AND REVIEW BY THE FOLLOWING:
   (PARTIAL LIST)

    Veteran's Administration Fee Appraiser, Department of
    HUD-FHA, FNMA, Freddie Mac, Beneficial Finance Companies,
    Delta Airlines Credit Unions, Landmark Financial Services,
    Liberty Mortgage Corp., Merchants Bank, First State Bank,
    Bank of Coweta, Newnan Savings Bank, Clayton National, Trust
    Company of Georgia, First Union Mortgage Company, Tara State Bank, Wachovia Bank, Bank South, N.A., Bank South Mortgage, Southern Federal Savings and Loan, First National Bank of Henry County, Chemical Financial Services Corp., Equitable Mortgage Corp., Griffin Federal, Barnett Bank, First Bank & Trust, United Bank Corp., Norwest Mortgage Corp., City Mortgage, BancBoston Mortgage, Home Federal Savings and Loan, Resolution Trust Corp., American Family Life Ins. Corp, Peach State Bank, Nations Bank Citizens Bank and Trust of Fayette Co., Gulf States Mortgage Corp., Banker's First Mortgage. Numerous legal firms for wills, estates, etc. Individuals and corporations, Fulton and Clayton County Tax Appeals, Federal, State and Local Governments, Atlanta Airport Noise Mitigation Program, F.A.A., Lincoln Services, ChemExec, Home Equity, Merrill Lynch Relocation Companies, S.B.A. and Department of Transportation.
    Certified as expert witness in Federal and State courts.

REAL ESTATE AND RELATED EXPERIENCES:

    Real Estate Appraiser and Broker; Real Property Tax
    Consultant for all types of property, 1965 to present.
    Developer and contractor of subdivision 1972 to 1974.

    Owner of Bob Sorrells and Associates, Real Estate
    Appraisers and Consulting.









  (b 4.) - APPRAISAL OF EAGLE'S LANDING PHASE 6 AND 7 DATED AS OF MAY 7, 1997
                            PREPARED BY JOHN K. SELFE III.








May 7, 1997



Mr. David Gill                              RE:  Killearn Properties, Inc.
First State Bank                                 Eagles Landing Phase 6 & 7
Stockbridge, Georgia                             McDonough, Georgia



Dear Mr. Gill:

In response to your request, the undersigned has completed an appraisal- of the captioned property.

Please be informed that a careful- and personal inspection was made of this site and due consideration was given to all factors and forces that influence property values at the subject location. Based upon the information that I have gathered and applied to the subject property, and upon my general experience in the field of real estate appraising, and as a result of my investigations and findings it is my considered and professional opinion that the subject property warrants a Market Value as of this date of:


THREE MILLION EIGHT HUNDRED THOUSAND DOLLARS
($3,800,000)


The attached report is the culmination of careful analysis of the subject property and the economic factors influencing its Market Value. The data reasoning utilized in arriving at this value estimate are also presented in the attached report.


I thank you for this assignment and if I can be of further service to you in this or other matters, please do not hesitate to call on me.


Respectfully submitted,


/s/ John K. Selfe III
JOHN K. SELFE III
Quality Appraisal Service, Inc.




BASIC ASSUMPTIONS AND LIMITING CONDITIONS

This appraisal is subject to the following conditions:

1. The legal description/survey furnished is assumed to be correct. No responsibility is assumed for matters legal in character nor is any opinion rendered as to the title, which is assumed to be good and marketable and in fee simple.

2. All existing liens and encumbrances have been disregarded unless otherwise stated, and the property is appraised as though free and clear under responsible ownership and competent management.

3. Any proposed or incomplete improvements included in this report are assumed to be completed in accordance with approved plans and specifications and in a workmanlike manner.

4. Information furnished by others is believed to be reliable, but no responsibility is assumed for its accuracy.

5. Any sketches, plats or drawings included in this report are included to assist the reader in visualizing the property. We have made no survey of the property, and assume no responsibility in connection with such matters

6. Unless otherwise noted herein, it is assumed that there are no encroachments, zoning restrictions, or violations existing in the subject property.

7. We are not required to give testimony or attendance in court by reason of this appraisal, with reference to the property in question unless arrangements have been made previously therefor.

8. Disclosure of the contents of this appraisal report is governed by the Bylaws and Regulations of the National Association of Real Estate
Appraisers.

Therefore, except as hereinafter provided, the party for whom this appraisal report was prepared may distribute copies of this appraisal report, in is entirety, to such third parties as may be selected by the party for whom this appraisal report shall not be given to third parties without the prior consent of the signatories of this appraisal report. Further neither all nor any part of this appraisal report shall be disseminated to the general public by the use of advertising media or other media for public communication without the prior written consent of the signatories of this appraisal report.

9. No responsibility is assumed for engineering matters, neither structural. or mechanical. Good structure and mechanical conditions are assumed to exist, and no opinion as to these matters is to be inferred or construed from the attached report.

10. The value estimate applies only to the entire property, and cannot be prorated to lndividual portions or fractional -interests. Any proration or division of interest will invalidate the value estimate, unless such proration or division of interests is set forth in this report.

11. The forecasts or projections included in this report are utilized to assist in the valuation process. They are based on current market conditions, current short-term supply and demand factors, and continued stable economy. These forecasts are, therefore, subject to changes in future conditions which cannot be accurately predicted by the appraiser,and these changes could affect the future income and/or value estimates.

12. In this appraisal assignment the existence of potentially hazardous material such as asbestos, urea formaldehyde foam insulation, radon gas,or any other toxic material, has not been considered. The appraiser is not qualified to detect such substances and, if desired, recommend that the client retain an expert in this field.

13. It is assumed that all utilities are available to the subject property, and that no undue expense will be incurred in providing them to the site.



PICTURE        SITE



PICTURE        STREET



IDENTIFICATION AND PURPOSE OF APPRAISAL

Description of Property
The subject property consists of 41 proposed lots in an existing subdivision. The property is located approximately 2 miles south of Stockbridge in the Eagles landing Development. The subject is known phase 6 and 7 of Eagles Landing Country Club.

Date of Appraisal
May 7, 1997

Legal Description
Land Lots 17 and 18 of the 6th Land District, Henry County, Georgia.

Property Rights Appraised
Fee Siniple Interest

Zoning
The subject property is zoned RM within a Planned Development District. This subdivision is also restricted by covenants.

Utilities
The utilities available are as follows: electricity, public water,telephone, cable television, and sewage. No utility problems can be anticipated.

Street
Street will be paved with asphalt per code. The subdivision will have curbs, storm sewers, street lights and underground electricity.



IDENTIFICATION AND PURPOSE OF APPRAISAL (CONT.)

Topography
All lots are considered buildable with average topography and terrain. Land is considered rolling.

Flood Data
According to FEMA Flood maps dated November 2, 1983 the subject properties are not located in a flood area. Flood panel number 130468 0070B. See attached copy.

Census Tract
701.03

Purpose and Conditions of Appraisal
The appraisal is made at the request of Mr. David Gill, First State Bank, Stockbridge, Georgia, for the purpose of estimating the market value of the subject property. The undersigned assumes:
1. there are no adverse easements, encroachments or other conditions that would adversely affect the marketability of this property
2. that all lots which will have septic tanks are so approved by county.
3. that the final plat will receive county approval.
In addition, we have not examined any engineering studies done on the site however, in lieu of any contradicting evidence, it is assumed that the sites have adequate drainage capabilities and load bearing qualities.



IDENTIFICATION AND PURPOSE OF APPRAISAL (CONT.)

Lot Description
The typical lot measures 130 feet by 200 feet. All of the lots with the exception of lot 40Q are golf lots. The total acreage of both phases is approximately 32.88 acres. 21 acres are in unit 6 with the remaining 11.88 in unit 7. Phase 6 has 1700 lf of street while phase 7 has 1366. Please see plats for visualization



INDENTIFICATION AND PURPOSE OF THE APPRAISAL (CONT.)

Definition of Market Value
"The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:
a.  buyer and seller are typically motivated;
b. both parties are well informed or well advised, and each acting in what he considers his own best interest;
c.  a reasonable time is allowed for exposure in the open market;
d. payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and
e. the price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale.

Definition of Highest and Best Use
"That reasonable and probable use that will support the highest present value, as defined, as of the effective date of the appraisal."(Real Estate Appraisal Terminology, published by the American Institute of Real Estate Appraisers and the Society of Real Estate Appraisers,1975.)



IDENTIFICATION AND PURPOSE OF THE APPRAISAL, (CONT.)


Highest and Best Use of the Subject Property
The highest and best use of a site is subject to the dynamics of the marketplace and thus is not defined in permanent terms but rather is a concept whereby the utility of a site evolves depending upon the character of the market as defined by the pulsating parameters of supply and demand. Thus, as one evaluates a property's highest and best use, one obviously needs to examine the specific constraints governing present and alternative uses of the property. The specific time at which the highest and best use is evaluated recognizes the market forces that ultimately create value.

The American Institute of Real Estate Appraisers in their authoritative text, The Appraisal of Real Estate, 8th Edition, 1983, defines highest and best use as follows:

    "The reasonable and probable use that supports the highest present value, as defined, as of the date of the appraisal. Alternatively, it is said to be the use, from among reasonably probable and legal alternative uses, found to be physically possible, appropriately supported, financially feasible, and that results in the highest present land value.

Obiviously, the highest and best use of a property is a determination made in subjective terms based on the appraiser's judgement and analytical skills. In layman's terms, the highest and best use is that use which will yield the owner the greatest potential benefit, generally interpreted and measured in terms of present and future income streams generated from the subject.



INDENTIFICATION AND PURPOSE OF THE APPRAISAL, (CONT.)

Highest and Best Use of the Subject Property, (cont.)
Appraisal literature breaks down the analysis of highest and best use into the following four areas:
    1.)  physically possible uses;
    2.)  legally permissible uses;
    3.)  financially feasible uses; and
    4.)  maximally productive uses.
Site Analysis
In ascerting the highest and best use of a site, it is necessary to study the four previously mentioned factors. These are physical adaptability of the site, lagality of use, the marketability of the use, and the most profitable use. While normally the lagality of use and physical adaptability of a site is readily ascertainable rarely is the most profitable marketable use apparent.
As previously mentioned, the Subject property is zoned RM. Uses permitted in this District are included in this report. See attached. This zoning could be described as favorable but somewhat limited in its utilization. Physically, all the lots have appropriate access with a minimum of 54 feet of road frontage and are large enough to allow for most uses under the current zoning. No utility problems can be anticipated. Out of the possible and permissable uses, the next step is to consider those used which will produce a positive return to the owner (i.e.feasible uses) . Given the economic growth of the neighborhood, and the propertys specific location, the subject's highest and best use is the current zoning RM with a variance.



METROPOLITAN ATLANTA OVERVIEW

The City of Atlanta is considered the financial, communication, and transportation center of the southeastern region of the United States. Atlanta serves as the seat of the Fulton County government and as the capital city of the State of Georgia. Atlanta has consistently had one of the stronger economies in the United States, attributable largely to its strategic location, diversified economic base, and lack of physical and geographic barriers.

The Atlanta Metropolitan Statistical Area (MSA) was enlarged from 15 to 18 counties in the 1980 population census. As of December 31, 1980, the population of the 15 county MSA was about 2,064,200 the 18th largest in the nation. Since that tine, the three additional counties, Coweta, Barrow and Spalding, have MSA population increases of 110,200 persons for a total 1980 MSA population of 2,174,000. By December 31, 1990 the population in the 18 county area had increased to 2,914,000.

The Atlanta MSA was first enlarged in 1973 from 5 to 15 counties, making long term analysis of population trends difficult. At year end 1974 (the first full year after the expansion) the total Metro population was 1,791,400. The net growth between 1974 and 1980 was 272,800 persons or 15.2%. The population in this region is expected to increase to 3,334,000 by the year 1995, which represents a growth of14.4% from December 1990.



METROPOLITAN ATLANTA OVERVIEW (CONT.)

The 1973 expansion of the Atlanta MSA resulted in a substantial growth in land area, from 1,728 square miles to 4,236 square miles. This was an increase of 245%. At the same time the effective buying income increased only 10.34%. The land area was expanded by an additional 806 square miles in 1981 when three counties were added to the present MSA, increasing the land area to 5,042 square miles. As of December 31,1990, Retail Sales in the Atlanta MSA were
24.2 billion, and expected to reach 30 billion by 1995.

To quantify the anticipated growth of the Atlanta Metro Area, consider that the Georgia Office of Planning and Budget is predicting a population of 3.1 million by the year 2010. Georgia's population is expected to reach almost 8 million by the year 2010, a 2.9 million increase in a period of three decades. By comparison, there was only a two million increase over the past 40 years.

Finance

Atlanta is the heart of finance in the southeast region. In addition to being the headquarters location of the Sixth District Federal Reserve Bank, Atlanta has approximately 75 banks with more than 400 branches and total resources of
8.8 billion. Metropolitan Atlanta ranks ninth in the nation in bank clearings. There are 21 savings and loan associations with home offices in the region. Additionally, there are several foreign financial institutions located in Atlanta including, Barclays Bank International, Ltd., Swiss Credit Bank, and the French Banking Corporation.



METROPOLITAN ATLANTA OVERVIEW (CONT.)



Employment


The Atlanta MSA had a non-agricultural employment force of 1,513,200 as of July, 1994. In the five year period from December 1985 to December 1990, the total non-agricultural employment of the Atlanta Metro Area increased by 185,380 persons; this represents an increase of about 15% over the five year period.

The employment mix has remained fairly stable and well-diversified. A breakdown by employment group for the 18 county Atlanta MSA as of April, 1994, was:


           NON-AGRICULTURAL EMPLOYMENT BY INDUSTRY


         IMUSTRY              #EMPLOYED         % of TOTAL EMPLOYED

         Mining                  1,000                     0%
         Construction           55,900                     4%
         Retail Trade          268,800                    17%
         Wholesale Trade       136,700                     9%
         Transportation        139,900                     9%
         Services              378,300                    26%
         Manufacturing         184,100                    12%
         Government            230,800                    16%
         Real Estate           117,900                     7%

         Totals              1,513,200                   100%

The current unemployment rate for the Atlanta MSA is 4.3% (down from 4.9% in July, 1991), which is lower than the State of Georgia's 5.4%, and the U.S. average of 5.8%.


AREA MAP    GEORGIA METRO COUNTIES



METROPOLITAN ATLANTA OVERVIEW (CONT.)

An evidence of Atlanta's emergence from a regional city to a national trade and business center, most of the fortune 500 top industrial firms in the nation have operations in Atlanta. Additionally, over twenty companies have chosen to located their national and/or international headquarters in Atlanta including the following firms:

Coca Cola International, Coca Cola Enterprises, Georgia Gulf, Georgia Pacific, Goldkist, National Service Industries, Cxford Industries, Scientific Atlanta, Equifax, Genuine Parts, Turner Broadcasting, Delta Air Lines, Holiday Inn, Colonial Pipeline, United Parcel Services, Bank South-Wachovia, Suffrust Bank, Home Depot, Bell South, Southern Company, and Oglethorpe Power.

Some of the large manufacturing earployers in this region include General Motors, Lockheed of Georgia, Western Electric - AT&T, Ford Motor Company, and Atlantic Steel. This widely diverse manufacturing base accounts for about 12% of the Atlanta area's total employment. After gaining 21,300 jobs in 1993, the area has been forecated as adding 39,000 jobs in 1995.



METROPOLITAN ATLANTA OVERVIEV (CONT.)

Industrial Market

The Atlanta Industrial Market contains approximately 233 million square feet of warehouse and 14 million square feet of business space. In addition, approximately 42 million square feet of distribution space and 3 million square feet of business service space is vacant. Industrial absorption was down from 534,000 square feet in 1991 to 378,000 square feet in the second quarter of 1994.

Several major reasons for Metro Atlanta's appeal as an industrial location include: moderate climate; large, comparatively inexpensive labor force; low energy cost; abundant water resources; and the city's extensive public transportation facilities.

Housing

The number of housing units in the Atlanta Region grew approximately 46% during the 1980's. Of the total- housing units, 7.8% were vacant in 1990, compared with 8.0% in 1989 and 6.3% in 1980. The average household in the area was 2.61 in 1990, shading a decline of 4.7% from 2.7% in 1980.

In early 1994 the average apartment rented for $555. Average occupancy levels for the entire metro area ranged from 82% to 85%, down approximately 4% from late 1992. Rents increased only slightly during 1992, generally less than 1% and approximately 20 apartment foreclosures per month due mainly to low occupancies and lower than expected rents. However, the trend is upward due to apartment permits being down.



METROPOLITAN ATLANTA OVERVIEW (CONT.)

The median house value in 1990 was $89,277 in the Atlanta MSA. The median contract rent in 1990 was $441, with 68.2% of the units renting between $350 and $749.

Office Market

The Atlanta office market was reported to have 84.1 million square feet existing as of December, 1991, with 19.3% overall vacancy. The office market absorbed 2.3 million square feet in 1991. There are 3.3 million square feet of office space under construction with 69% pre-leased. Carter & Associates reported that the approximate rental rates per square feet quoted were: $17.65 in all existing buildings, $20.58 in class A buildings, and $27 in buildings under construction; however,average rental rates decreased approximately $1.28 per square foot during the last twelve months.

The office market forecast for 1994 includes a total of 89 million square feet of office space, approximately 20% vacant, an average rental rate of $18.00, and net absorption of 1.9 million square feet,the most since 1992.

Transportation and Communication

Atlanta is a transportation hub, with a busy international airport, an inner city rapid transit rail system, and an expansive highway system. Approximately 90% of the U. S. population is within three hours flying time from Hartsfield International Airport. Atlanta is considered to have an excellent transportation network.



METROPOLITAN ATLANTA OVERVIEW (CONT.)

Convention Center

Another pertinent factor should be noted regarding the economic base of Atlanta. The city is rapidly becoming known as one of the nations most important convention centers, ranking fourth nationally in annual delegate attendance. In the ten year period from 1980 to 1990, the number of conventioneers meeting in Atlanta has almost doubled increasing from one million to 1.9 million. The construction of the Georgia World Congress Center and 12 major hotels since 1973 has allowed this expansion. The World Congress Center, a trade show and convention facility, houses the largest single-level exhibition hall in the world at 650,000 square feet, which was expanded to 952,000 square feet in 1992. It contains 70 meeting rooms, a 2,000 seat auditorium (with simultaneous language-translating services), and a 33,000 square feet ballroom. The center was expanded in 1992 to a total of 2.1 million square feet.

Government

The local government of the City of Atlanta consists of a mayor and an aldermanic board, both having reasonably good relationships with the local business community. The majority of involved parties has the common goal of gaining for Atlanta the reputation as an international city. As stated earlier, Atlanta serves not only as the Fulton County Government seat, but as the Capital City of the State of Georgia. The city is also the regional headquarters for various federal agencies.



METROPOLITAN ATLANTA OVERVIEW (CONT.)

Summary
In summary, the basic forces which influence real estate values are currently considered to be favorable and in reasonable harmony. These forces may be separated into the following categories: population, economic, governmental, and social. The preceding paragraphs have addressed the more important elements within each category, specifically as they relate to the influences on real property values in the Atlanta Region. During the late 1980s and early 1990s, the national as well as the local economies experienced recessionary characteristics. However, based partially on current increases in occupancy levels and consumer spending, we believe the economy is beginning to show signs of recovery. It is concluded that in general these forces are currently combining to afford this area a very positive outlook with regard to anticipated levels of demand for local real estate. Having hosted the 1994 National Football League Championship "Superbowl" and the 1996 International Summer Olympic Games, the local economy has experienced short and long-term positive impact. The impact has reached almost every facit of the local economy and the perception of Altanta as an international city. Because of the anticipated continued growth in demand, the potential for the likelihood of increasing real estate values in the Altanta area and in the subject vicinity is good.


HENRY COUNTY OVEWIEW

Henry County has recently become the fastest growimg county in the Metro Atlanta area. Located just south of downtown Atlanta and bisected by Interstate 75, the population has increased by over 50% in the last ten years.

During the last two decades, north Henry County, including Stockbridge has witnessed unimaginable growth. North Henry is, by far, the residential and retail center of the county. The population has more than doubled since 1970.

Central- Henry County, including the county seat of McDonough, has also experienced growth. About 37% of the county's population is located in central Henry County.

Hampton and Locust Grove are the holdouts. The growth in these two areas has been very slight. Currently, these two towns are expected to be the last in the county to develop. However, the proposed Outer Perimter Highway and the proposed second Atlanta Airport could have significant impact on their development.

Henry County has a young, relatively well-educated population. The median age is just over 30 with a median house-hold income of $40,208. For the year 1989, 95% Of the potential workforce was employed.

Henry County has been fortunate to receive its share of industrial Development. Japan-based NEC Technologies got the ball rolling in 1985 when they announced plans to build their first plant in Georgia. They have been followed by BellSouth Services, Carbonic Industries, Ecolab, Toppan Interamerica, Disco, and more recently, Pep Boys, Nestle, and Ford Motor Company Parts Distribution.

Henry County has been very fortunate over the last ten years. Henry County has Planned and managed our remarkable growth. The balanced growth between residential, industrial and retail is expected to make Henry County the Crown Jewel of the Southern crescent for the next 20 years.

                       HENRY COUNTY DEMOGRAPHIC DATA

                                       1980                  CURRENT

POPULATION                             36,309                 59,300
AVERAGE HOUSEHOLD INCOME              $20,644                $40,208
AVERAGE PER CAPITA EBI                $10,101                $16,187
TOTAL RETAIL SALES               $116,937,000           $248,125,000




                       MAJOR EMPLOYERS IN HENRY COUNTY

OVER 500 EMPLOYEES
Henry County Schools              1400
Snapper Power Equipment            856
Henry General Hospital             750


250-499 EMPLOYEES
NEC Technologies                  487
Dowling Textile Mftg. Co.         285
Smead Manufacturing Co.           281
Southern States                   261


100-249 EMPLOYEES
Georgia Pacific Corporation       112
Hoyne Industries, Inc.            230

50-99 EMPLOYEES
International Paper Co.            92
Siumns Manufacturing Co.           90
Toppan 'Interainerica, Inc.        75
Costal Chemical Co.                63
Ecolab                             60
Faulkner concrete Pipe co.         55
Ceramic & Metal Coatings           50
Hospitex/kTerican Supply'          50




HENRY COUNTY



Known as the "Mother of Counties," Henry County was split up to form several adjoining counties, including Fulton, Dekalb and Clayton. Named after Patrick Henry, the county was ceded by the Creek Indians in the Treaty of 1821. McDonough, the county seat was incorporated in 1823. Stockbridge began as a settlement in 1829. Locust Grove was named for a grove of flowering locust trees and incorporated in 1893. Hampton was named for a Confederate war hero and has a number of historical- houses and the Atlanta International Raceway.

As one of Georgia's fastest growing counties, Henry County is strategically located on the southeastern side of Atlanta where 675 and 75 connect. Henry County, originally a cotton-growing county, was devastated during the Civil War. Rebuilding, the county concentrated on diversification and became independent of cotton and is now home to many industries and offices, including a major Federal Aviation Administration Facility. With quick interstate access, Henry County has developed into a bedroom community for Atlanta.

Henry County has become a popular location with Hollywood directors. Movies like "Glory" and "Murder in Mississippi" were filmed in Henry County.

Henry County's Atlanta Motor Speedway holds the record for the largest attendance (92,000+) at a one day, paid sporting event.

Henry County's Eagles Landing Country Club is host to the LPGA golf tournament.


                       MILEAGE METER
                     (from mid-county)

Atlanta Motor Speedway                             8 miles
Cyclorama                                         27 miles
Disney World                                     450 miles
Downtown Atlanta                                  29 miles
Fulton County Stadium                             22 miles
Hartsfield International Airport                  19 miles
Interstate 20                                     26 miles
Interstate 285                                    19 miles
Interstate 675                                     8 miles
Six Flags Over Georgia                            39 miles
Southlake Mall                                    14 miles
Stone Mountain                                    42 miles
Zoo Atlanta                                       27 miles




MAP      EAGLE'S LANDING MASTER PLAN




                                 Neighborhood Data

The subject property is located in the Northern sector of Henry County. The neighborhood could roughly be defined as being bound by Jodeco Road to the south, the city of Stockbridge to the North, State Highway 42 to the East and Interstate 75 to the West. This area is suburban, with 65% single family residences, 5% commercial, 5% Multi, and 25% vacant. The growth rate for this area is steady with some increases in property values. The supply/demand seems to be in balance. Marketing time is considered to be four to six months with average market appeal. Overall Henry County is one of the fastest growing counties in Metro Atlanta should be able to absorb all the subject properties within two years.

The subject is located in one of the nicest areas in the South-Metro. The Atlanta Tech Center, a large multi-use development surrounding the subject, dominates the neighborhood. This area is a PUD with commercial, industrial, and residential land uses. Some of the neighbors include Henry General Hospital, Publix, Bell South, Waffle House, and Ply Mart.

The commercial properties are primarily located around Interstate 75. The first hotel at exit 73 is under construction. There is a Texeco and BP station also on the exit. The only fast food establishment in the area is Waffle House. However, Subway has a portion of the subject under contract and other restaurants are to follow.

Neiqhborhood Data (Cont.)

The industrial area is centered around the Norfolk Southern Railroad with some pockets on Highway 42. The larger industrial plants in the area are Dunlop Tire Corporation and Kelly-Springfield Tire Company. More industrial plants will follow.

Eagles Landing Country Club is the main residential subdivision in the area. It is situated on a 18-hole championship golf course that is home to a LPGA event. Homes in Eagles Landing range from $200,000 to $1,250,000. Modestly priced subdivisions in the area include Windsong Plantation and Parkside at Eagels Landing. Overall, the area appears to have been well planed with the commercial industrial, and residential areas being very well defined.

APPROACHES TO VALUE

The Cost and Income Approaches to value were not used in this analysis.

The Cost Approach to Value is based on the theory that the value of a property is the sum of the value of the land plus the reproduction cost of all the improvements less depreciation from all causes. Since the subject does not have any improvements at this time the Cost Approach is deemed unreliable.

The Income Approach to Value is based on the theory that the present value of a property is equal to the present value of its future capacity to produce income including the proceeds of a sale at a future date. Due to the fact that this type of property generally does not produce any income, this approach is considered unreliable.

The most readily accepted method of valuing vacant sites is the Direct Sales Comparison Approach to Value. This approach involves the analysis of sales of competitive properties. A comparison is made between the appraised property and the comparable sales which have sold within a reasonably close time frame. The essence of the Direct Sales Comparison Approach to Value is to discover what competitive properties have sold for in order to determine the market value indication of the appraised property. From the data a pattern generally emerges to indicate a value for the subject.


DIRECT SALES CCHPARISON AERF@ TO VALUE

A comparable analysis has been made of properties thought to be generally under similar influences. Our analysis of these sales has utilized the price per lot unit of comparison. The features influencing the value of a site such as the subject include general location, size, road frontage, availability of utilities, topography, zoning, and tine of sale.

The comparable sales are located in Henry County and are considered to be under similar influences as the subject. All sales are situated within two miles of the subject and are vacant residential lots in subdivisions. Comparables are as follows:


Comparable # 1

 Subdivision:      Lot 20 H Eagles Landing
 Location:         same subdivision
 Date of Sale:     3-96
 Financing:        typical
 Number of Lots:   one
 Total Price:      $100,000
 Average per Lot:  $100,000
 Utilities:        elec., water, sewer
 Streets:          public, paved, curbs, storm sewer
 Size:             3/4 acre
 Comments:         golf lot


DIRECT SALES COMPARISON APPROACH TO VALUE (CONT.)

  Comparable # 2

  Subdivision:      lot 12 R Eagles Landing
  Location:         same subdivision
  Date of Sale:     3-97
  Financing:        typical
  Number of Lots:   one
  Total- Price:     $119,900
  Average per Lot:  $119,900
  Utilities:        elec., water, sewer
  Streets:          public, paved, curbs, storm sewer
  Size:             3/4 acre
  Comments:         golf lot






DIRECT SALES COMPARISON APPROACH TO VALUE (CONT.)

 Comparable # 3

 Subdivision:      Lot 2 R Eagles landing
 Location:         same subdivision
 Date of Sale:     4-96
 Financing:        typical
 Number of Lots:   one
 Total Price:      $104,000
 Average per Lot:  $104,000
 Utilities:        elec., water, sewer
 Streets:          public, paved, curbs, storm sewer
 Size:             3/4 acre
 Comments:         typical golf lot


DIRECT SALES COMPARISON APPROACH TO VALUE (CONT.)

  Comparable # 4

  Subdivision:      Lot 37 H Eagles Landing
  Location:         same subdivision
  Date of Sale:     May 1996
  Financing:        typical
  Number of Lots:   one
  Total- Price:     $114,000
  Average per Lot:  $114,000
  Utilities:        elec., water, sewer
  Streets:          public, paved, curbs, storm sewer
  Size:             golf lot


DIRECT SALES COMPARISON APPROACH TO- VALUE (CONT.)

  Comparable # 5

  Subdivision:     Lot 4R Eagles Landing
  Location:        same subdivision
  Date of Sale:    4-96
  Financing:       typical
  Number of Lots:  one
  Total Price:     $104,000
  Average per Lot: $104,000
  Utilities:       elec., water, sewer
  Streets:         public, paved, curbs, storm sewer
  Size:            3/4 acre
  Comments:        typical golf lot


DIRECT SALES COMPARISON APPROACH TO VALUE (CONT.)

  Comparable # 6

  Subdivision:    Lot 27Q Eagles Landing
  Location:       same subdivision
  Date of Sale:   Under Contract 5-28-97
  Financing:      typical
  Number of Lots: one
  Total Price:    $129,900.00
  Average per Lot:  $129,900.00
  Utilities:      elec., water, sewer
  Streets:        public, paved, curbs, storm sewer
  Size:           3/4 acre
  Comments:       future golf lot


DII= SAIES COMPARISCN APPROACH TO VALUE (CONT.)

  Comparable # 7
  Subdivision:     Lot 36Q Eagles Landing
  Location:        same subdivision
  Date of Sale:    Under Contract 5-28-97
  Financing:       typical
  Number of Lots:  one
  Total Price:     $129,900
  Average per Lot: $129,900
  Utilities:       elec., water, sewer
  Streets:         public, paved, curbs, storm sewer
  Size:            1+ acres
  Comments:        large golf lot


DIRECT SALES COMPARISON APPROACH TO VALUE (CONT.)

 Comparable # 8

 Subdivision:      Lot 33Q Eagles Landing
 Location:         same subdivision
 Date of Sale:     Under Contract within 30 days of plat
 Financing:        typical-
 Number of Lots:   one
 Total Price:      $129,900
 Average per Lot:  $129,900
 Utilities:        elec., water, sewer
 Streets:          public, paved, curbs, storm sewer
 Size:             1+ acres
 Comments:         interior lot



DIRECT SALES COMPARISON APPROACH TO VALUE (CONT.)



Correlation of Values

The lot prices seem to vary even with all the comparables being golf lots.
The developer stated they have sold about 50% of all golf lots in the $125,000 range and 40% of all golf lots in the $105,000 range with the remaining 10% being sold in the $90,000 range. Based on the comparables and the lots under contract, the expected sales are as follows:


         8 lots @ $ 89,900 = $  719,200
        15 lots @ $106,000 = $1,590,000
        17 lots @ $129,900 = $2,208,300


FINAL RECONCILIATION
Cash Sellout

Having derived the retail- lot prices and projected absorption (1.71 per month), the next step is to determine deductions from the gross retail proceeds. These deductions include marketing costs, holding costs (taxes), and entrepreneurial or investor's profit. Marketing costs include sales commissions and advertising. We have projected this category at 5% of gross sales. With a development of this size, the holding costs are $150 per lot, per year. Entrepreneurial profit represents the return required to induce an investor to undertake the risk associated with acquiring the unsold lots and marketing lots over the projected sellout period. Our research indicates that entrepreneurial profit needs no deduction. The typical investor buys the lots to make money on the improvements.

Deducting the marketing costs, holding costs, and investors profit results in periodic net revenues. To arrive at a value indication, these periodic net revenues must be discounted to present value. The discount rate selected should reflect the risk incurred by the investor during the sellout period.
The discount rate can be viewed as the sum of the rate earned on a "safe, investment such as a treasury bill or certificate of deposit, plus a premium to account for risk. Currently, treasury bills and certificates of deposit yeild between 4% and 5%. As there is some economic uncertainty at present, we have considered a 5% risk premium appropriate, yeilding a range of between 9%
& 10%. We have concluded that a 10% rate reasonable reflects the market for the subject property. The discount rate has been applied on a future value basis. That is the net present value of the future proceeds. We have project a two year sellout period which is an asorption rate of 1-71 per month. Total lot sales are estimated at $4,517,500.


                             gross Proceeds = $4,517,500

Expenses And Profit.

sales commission/marketing expense @ 5% x lot values     $225,875

taxes     $250 per lot x 36 x lst year sell out           $ 9,000

taxes     $250 per lot x 18 x 2nd year sell out           $ 4,500

                    Gross Receipts      $4,517,500
                                        -$ 225,875
                                        -$  13,500

                         Net Value      $4,278,125

The market should be able to absorb all 41 lots in 2.0 years. The discount rate is 10% for a 2.0 year period. The present value of the proposed lots is $3,800,809.00. We estimate the 41 lot subdivisions to have a present value of:

      $3,800,000

  THREE MILLION EIGHT HUNDRED THOUSAND DOLIARS



INSERT MAP OF SUBJECT



                                           ZONING

(5) Minimum rear yard 40 feet
(6) Maximum height 75 feet

Sec. 3-7-157 . PD: planned development district.

(a) Purpose. It is the purpose of the planned development district to encourage the development of compatible land used within the frame work of a master development plan for residential and nonresidential land used within an environmentally compatible setting. The PD district is designed to be appended to residential, commercial or industrial zoning districts to provide flexibility in the application of development standards and site design when approved according to a master development plan in a manner to promote the conservation of natural environment, more efficient use of land, and efficiency in the extension of streets and utilities.

 All planned developments shall be located on roads with a minimum Classification of major arterial. Each area within a Pd project developed for residential (including open space and recreation), commercial or industrial land use shall be zoned separately according to the appropriate zoning district.

(   Objectives.  To carry out the purpose of this section, a PD district must provide the following, as appropriate:

  (1) A range in the types of residential environment including types of housing, types of ownership and community facilities available.

  (2) Nonresidential land uses, if any, which provide convenient service, employment an access and yet which are separated from residential areas by the use of landscaping and natural buffers.

  (3) Conservation of natural topographical and geological features with emphasis upon:

a.  Conservation of existing surface and sub-surface water resources;
b. Preservation of major trees and other significant natural environmental features;
c.  Prevention of soil erosion

  (4) An efficient network of streets and utilities appropriate to serve the land uses within the PD district.

  (5) A master development plan to guide the PD with specific development obljective included in restrictive covenants.

(c) Definitions. For the purpose of this section, the following terms shall have the meaning immediately set forth after the term.

  (1) Master development plan. A written and graphic submission for a planned development which represents a tract of land, proposed subdivision, the location and bulk of buildings and other structures, density of development, public and private streets, parking facilities, common open space, public facilities and all covenants relating to use thereof. The master development plan is submitted in conjunction with a rezoning application for the PD district.

  (2) Open Space. Land within or related to a development, not individually owned or dedicated for public use, which is designed and intended for the common ownership and use by the residents of the developments and may include complementary structures and improvements as are necessary and appropriate.

  (3) Residential land uses. Any variety of residence types as permitted within respective separately zoned areas of the PD, and as shown on the approved master development.

  (4) Nonresidential land uses. Those designated areas which are not residential land uses, which includes but is not limited to : commercial or industrial zoned land, common open space, private streets, drives, service and parking areas, recreation and other open space areas.

  (5) Ownership types. These include all types of residential development including, but not limited to, single-family, duplex, apartments, townhouses, rental, such that ownership may be fee simple, leas purchase, leased or rented, and common ownership of open spaces, recreation facilities, streets and parking areas.

  (6) Net land area. The area calculated in terms of net acres, or the land devoted to residential, commercial or industrial use exclusive of streets, rights of way, flood hazard areas and public lands.

  (7) Maximum allowable net density. The total number of dwelling units or housing structures per unit of land based on the net land area.

  (8) Planned shopping center. An area within a PD which contains a group of commercial establishments having a building composition that is an architectural unit and is not a miscellaneous assemblage of stores; and is planned, developed, analyzed as a unit, related in location, size and type of shops to the trade area that the unit serves, and provides on-site parking in relation to the types and size of stores.

  (9) Preliminary concept plan. A preliminary plan of the proposed planned development, of sufficient accuracy to be used for purpose of reviewing the proposed land sues and general layout.

 (10) Planned industrial district. An area within a PD project designed for industrial uses with streets, utilities and common architectural controls regulated by a master development plan and restrictive covenants.

 (11) Comprehensive land use plan. The comprehensive long-range plan containing policies to guide the growth and development of Henry County, which includes the analysis, recommendations and proposals for the county's population, economy, housing, transportation, community facilities and land use.

 (12) Professional consultant. The person who is a registered and or certified engineer, architect or planner who prepared the plan, within the scope of their respective legal responsibilities.

(d)  General Requirements for a Planned Development District:

  (1) Area. The minimum area required for a PD district shall be ten (1) contiguous acres of land. The Planning board may consider projects with less acreage where the applicant can demonstrate that a smaller parcel will meet the purpose and objectives of the PD district.

  (2) Ownership. The tract of land proposed for PD development shall be in one (1) ownership, or if in several ownerships, the application for zoning amendment shall be filed jointly by all of the owners of the properties included in the plan. Any subsequent change in owners of the properties involved, or in anyone having a legal or equitable interest in the property, shall be reported to the community development department. Failure to provide information on property ownership status shall result in the planning board and board of commissioners withdrawing approval.

  (3) Location of PD district. The Pd district shall be applicable to areas located on major arterial roads and where public water and sewerage facilities are available and installed.

  (4) Permitted uses:
   a. Residential Uses: Residences may be of a variety of housing types and ownership types. Single-family detached, attached single-family, cluster homes, two family homes, town houses, and multiple family residential developments may be permitted within respective separate zoning districts of the PD.

  (1) Residential developments which require R-3, RD or RM zoning districts shall occupy no more than twenty-five (25) percent of the net land area developed for residential land use in those classifications. The remainder of the property shall be other residential, commercial, industrial zoning classifications and open space.

  (2) The maximum allowable net density for single-family residential development for R-3 detached single-family dwellings and cluster homes shall be no more than three and six-tenths (3.6) dwellings per acre.

  (3) The maximum allowable net density for RD two-family dwellings shall be two and nine-tenths (2.9) dwellings per acre.

  (4) The maximum allowable net density for RM multiple family living units including apartments and townhouses shall be eight (8) dwelling units per acre.

  (5) Public buildings and recreation facilities for use of the residents of the PD is permitted. The restrictions as to the use of these facilities shall be set forth in the covenants and restrictions for the PD development.

  b. Office Uses: Office developments shall be designed and landscaped in a manner which is compatible with residential development and which provides for through traffic circulation that does not interfere with residential areas in the PD. Office uses shall include those customarily permitted in an IO office institutional district.

  c. Commercial Uses: Commercial developments shall include those uses in C-1 or C-2 districts which are part of a planned shopping center or service center. Commercial development shall be designed and landscaped in a manner which is compatible with residential development and which provides for through traffic circulation which does not interfere with residential areas in the PD. No outside storage or materials or equipment shall be permitted in commercial areas in a PD.

  d. Industrial Uses: Industrial development within a PD shall be designed and landscaped in a manner which is compatible with residential development. Industrial areas in a PD shall be designed as an industrial park with covenants and restrictions concerning building appearance and landscaping. Any uses permitted within a M-1 District shall be permitted with the exception of the following:

    1. Armories
    2. Cold storage, ice plants and freezer lockers.
    3. Garage and repair shops.

 No outside storage of materials or equipment shall be permitted adjacent to residential districts in a PD.

(e) Application Procedure:

  (1) Preliminary concept plan review. Before an application for rezoning of a PD is authorized, the applicant shall submit a preliminary concept plan for review by the community development department. The department shall coordinate review of the plan and provide a report to the planning commission. The plan shall be submitted to the planning commission for a review at a public meeting. The planning commission shall review the plan and provide comments and recommendations within thirty (3) days. Notice of the time and place of the public meeting shall be posted on the property and newspaper advertisement no less than fifteen (15) days prior to the planning commission meeting.

  (a) Required Information: The preliminary concept plan shall include the following information:

    1. Planned development name
    2. The owner an developer of the property.
    3. Architect, engineer or planner who designed the plan.
    4. Location or orientation map of the property.
    5. Legal description of the parcel
    6. Date, scale, north arrow.
    7. Acreage in total tract.
    8. Topography at ten-foot contour intervals.
    9. Proposed land use and net acreage
   10. Proposed street layout.
   11. Proposed lot layout.
   12. Proposed buffers, open space and natural environmental features such as surface drainage and open water.
   13. General location of proposed buildings to be used for commercial, industrial, recreational or public facility uses.

  (b) Rezoning: Following preliminary concept plan review and approval by the planning commission, the developer of the PD project may apply for rezoning pursuant to the requirements of Article XVI of the zoning ordinance, and master development plan approval.

(2) PD master development plan approval request. A master development plan which incorporates the comments and modifications made by the planning commission in its review of the preliminary concept plan shall be submitted with the application for rezoning.

The master development plan shall include the following information:

a. A site plan for complete development of the planned development project drawn to a scale of one (1) inch equals fifty (50) feet or one (1) inch equals one hundred (100) feet. The plan shall include information contained on the preliminary concept plan and all modifications previously made by the planning commission. The plan shall include one (1) or more sheets, as necessary, to accurately show the following information:

  1. Property information:
  (i)  Planned development project name.
 (ii)  Owner and developer of the property.
 (iii) Architect, engineer or planner who designed the plan.
 (iv)  Date, scale and north arrow.
  (v) An area map showing adjacent property owners, zoning classifications of adjacent parcels, and existing land use within five hundred (500) feet of the property for the PD project.
 (vi)  A legal description of the parcel.

  2. Existing conditions:
  (i) Exising topographical features of the site, with a minimum contour interval of five (5) feet. The outline of wooded areas and surface drainage such as streams, lakes and wetlands shall be shown.
  (ii) Soil conditions according to U.S. Soil Conservation Service Classifications for Henry County.
  (iii) The location of any flood hazard areas subject to a 100 year flood according to the Henry County Flood Damage Prevention Ordinance. The location of the 100 year flood shall be shown relative to contour elevations.
  (iv) The location and extent of any aircraft approach zones over the subject PD property.
  (v) The location of any existing property lines within the parcel; the location, width, right of way, and names of any existing roads: railroads: utility rights of way or easements; and existing buildings and structures.
  (vi) Existing public facilities such as sanitary sewers, water mains, storm drainage facilities, culverts, bridges, and other underground or above-ground facilities within the parcel to be developed, or within the rights of way of roads bordering the parcel, with sizes, grades and invert elevations from field surveys or other sources.

  3. Proposed development conditions:
  (i)    Phases of the proposed development.
  (ii) The location and extent of the proposed interior road system, including pavement and right of way width.
  (iii) Delineation of the proposed residential areas and zoning districts, including the location of residential land uses, and dwelling unit types, total number of dwelling units, and total number of lots, and number and percentage allocation by dwelling unit type.
  (iv) Proposed layout and dimensions of lots within each proposed residential zoning district.
  (v) Calculation of residential density in dwelling units per net acres, by zoning districts and dwelling unit type proposed.
  (vi) The delineation of proposed nonresidential areas and zoning district, including lot layout and dimensions, and general location of proposed buildings.
  (vii)  The interior common open space system.
  (viii) Proposed dedication or reservation of land for public use, including streets, parks, schools, and other public buildings and facilities.
  (ix) Proposed improvements to existing community facilities including roads, sewers, drainage and water facilities adjoining or near the site.

 b. A written report shall be submitted by the applicant which contains the following information concerning the master development plan:

    1. General description of the proposal.
    2. Detailed legal description.
    3. Proposed standards for development, including restrictions on the use of the property, density standards, yard requirements and restrictive covenants.
    4. Proposed dedication or reservation of land for public use, including streets, easements, parks and school sites.
    5. Exceptions or variations form the requirements of the zoning ordinance and subdivision ordinance, if any, (for) that area being requested.
    6. Plans for the provision of utilities , including water, sanitary sewer and drainage facilities and appropriate calculations regarding the sizing of drainage areas and pipes.
    7. A report from the Henry County Water and Sewerage Authority, or municipal authority, as appropriate, indicating the adequacy of sanitary sewer and water services.
    8. Plans for the protection of abutting properties.
    9. Plans for the maintenance of common open space areas.
   10. Tables showing the total number of acres in the proposed development and the percentage designation for each type of proposed land use, including public facilities. Information shall be provided in net acres.
   11. Tabulations of the overall net density for residential uses.
   12. An explanation of phasing or stages of the PD project.
   13. Adequacy and arrangement of vehicular traffic access and circulation including intersections, road widths, channelization structures and traffic controls.
   14. Adequacy and arrangement of pedestrian traffic access and circulation including separation of pedestrian from vehicular traffic, and pedestrian convenience.
   15. Location, arrangement, appearance and sufficiency of off-street parking and loading.
   16. Location, arrangement, size and placement of buildings, lighting and signs.
   17. Certification by the applicant that a professional consultant is being utilized in the planning process for the PD project, including preparation of the application.
   18. Planned development projects for which two thousand (2,000) or more average daily vehicle trips will be generated and/or which at least twenty-thousand (20,000) gallons per day of sewage treatment plant capacity will be required must submit with application an environmental impact report. The report shall follow the format prepared by the community development department. The report shall objectively discuss positive and negative impacts of the proposed development on land uses; public water and sewerage facilities; traffic patterns, volumes and road improvements; storm drainage facilities, school enrollment; tax base and economic bas, natural vegetation; wildlife habitat; and, area appearance and aesthetics. The report shall be prepared by a professional consultant.

  (f) Review of Application. In reviewing the application for PD preliminary development plan approval and zoning approval, the planning board and board of commissioners shall consider those items listed in section 3-7-313 (Review of application for amendment) concerning zoning map amendments.

  The consideration of a PD District approval or disapproval and master development plan shall also include, but not be limited to, the following:

   (1) Relation to the comprehensive plan;
   (2) Adequacy and arrangement of vehicular traffic access and circulation including intersections, road widths, channelization structures and traffic controls;
   (3) Adequacy and arrangement of pedestrian traffic access and circulation including separation of pedestrian from vehicular traffic, and pedestrian convenience;
   (4) Location, arrangement, appearance and sufficiency of off-street parking and loading;
   (5) Location, arrangement, size and placement of buildings(s), lighting and signs;
   (6) Arrangement of landscape features and buffer areas;
   (7) Adequacy of public water supply;
   (8) Adequacy of storm water and sanitary waste disposal facilities; and
   (9) Adequacy of structures, roadways, in areas with moderate to high susceptibility to flooding and ponding and/or erosion.
(Ord. No. 80-23, 12-19-89)


Sec. 3-7-158. FP: flood protection district.

  (a) Purpose. Within the land area covered by this chapter, there exists land which is subject to periodic flooding and inundation. Development of these lands is regulated by provisions contained in the Federal Insurance Administration Flood Hazard Boundary Map for Henry County of which is made a part of the Henry County Zoning Ordinance by reference.

  The flood hazard boundary maps (FHBM) and the flood insurance rate maps
(FIRM) for Henry County are also made a part of the Henry County Zoning Ordinance by reference and shall be used to determine the location and extent of flood-prone areas.

  (b) Permitted Uses. Any use permitted in provisions of the Henry County Flood Protection..



DEPOSIT RECEIPT AND CONTRACT FOR SALE AND PURCHASE
(CONSUMERS ONLY)

KILLEARN PROPERTIES, INC. of GA, a Georgia corporation whose principal place of business is 375 Country Club Drive, Stockbridge, Georgia 30281, telephone number (770) 389-9800, hereinafter called Seller, and FAROOQ AND FARAHAKBAR whose address is 104 MILL CHASE WAY, WARNER ROBBINS, GA 31088 and telephone number is 912-329-0089, hereinafter called Buyer agree that Seller shall sell and Buyer shall buy the following property upon the terms and conditions hereinafter set forth.

1.  COMMUNITY   UNIT   BLOCK  LOT  LANDLOT  DISTRICT  PLATBOOK  PAGE
       EL        6       FUTURE PHASE

2.  METHOD OF PAYMENT:
     a)  Deposit to KILLEARN PROPERTIES, INC. of GA           $5,000
     b)  Mortgage amount                                      NA
     c)  Approximate balance to close                         NA
          (excluding Buyer's expenses subject to prorations)

TOTAL PURCHASE PRICE                                SEE PARAGRAPH 13

3. TIME FOR ACCEPTANCE: If this offer is not executed by Seller and Buyer prior to 3-3-97 the deposit shall be returned to Buyer and this offer shall be null and void. The date of this contract shall be the date when the last party has signed this contract and initialed any corrections.

4. CLOSING AND POSSESSION: This contract shall be closed and the deed delivered on or before within 7 days of County Recording unless extended by other provisions of this contract. Possession of the property shall be delivered to Buyer at closing.

5. EVIDENCE OF TITLE: Seller shall order for delivery to the Buyer, at Buyer's expense, a title binder to be followed by title insurance issued by Smith, Welch, and Studdard & Brittain, 1229-B Eagle's Landing Parkway, Stockbridge, Georgia agreeing to issue Buyer upon recording of the conveyance hereafter mentioned, an owner's title insurance policy in the amount of the purchase price mentioned, an owners title insurance policy in the amount of the purchase price and a mortgagee's title insurance policy in the loan amount (if any) and any required endorsements, insuring the title to that real property, subject only to liens, encumbrances, exceptions or qualifications set forth in this contract and those which shall have reasonable time, not to exceed ninety days, to clear same at his expense. If any such title defect cannot be cured, Buyer shall have the option of accepting the title as it then is, or receiving a refund of the deposit.













DEPOSIT RECEIPT AND CONTRACT FOR SALE AND PURCHASE
(CONSUMERS ONLY)

KILLEARN PROPERTIES, INC. of GA, a Georgia corporation whose principal place of business is 375 Country Club Drive, Stockbridge, Georgia 30281, telephone number (770) 389-9800, hereinafter called Seller, and NoelShumann whose address is P.O. Box 225 Pond Trace, Fayetteville, GA and telephone number is 770-389-6883, hereinafter called Buyer agree that Seller shall sell and Buyer shall buy the following property upon the terms and conditions hereinafter set forth.

1.  COMMUNITY   UNIT   BLOCK  LOT  LANDLOT  DISTRICT  PLATBOOK  PAGE
       EL        6       Q     44

2.  METHOD OF PAYMENT:
     a)  Deposit to KILLEARN PROPERTIES, INC. of GA           $1,000
     b)  Mortgage amount                                      NA
     c)  Approximate balance to close                         $84,000
          (excluding Buyer's expenses subject to prorations)

TOTAL PURCHASE PRICE                                          $85,000

3. TIME FOR ACCEPTANCE: If this offer is not executed by Seller and Buyer prior to 3-28-97 the deposit shall be returned to Buyer and this offer shall be null and void. The date of this contract shall be the date when the last party has signed this contract and initialed any corrections.

4. CLOSING AND POSSESSION: This contract shall be closed and the deed delivered on or before 5-15-97 unless extended by other provisions of this contract. Possession of the property shall be delivered to Buyer at closing.

5. EVIDENCE OF TITLE: Seller shall order for delivery to the Buyer, at Buyer's expense, a title binder to be followed by title insurance issued by Smith, Welch, and Studdard & Brittain, 1229-B Eagle's Landing Parkway, Stockbridge, Georgia agreeing to issue Buyer upon recording of the conveyance hereafter mentioned, an owner's title insurance policy in the amount of the purchase price mentioned, an owners title insurance policy in the amount of the purchase price and a mortgagee's title insurance policy in the loan amount (if any) and any required endorsements, insuring the title to that real property, subject only to liens, encumbrances, exceptions or qualifications set forth in this contract and those which shall have reasonable time, not to exceed ninety days, to clear same at his expense. If any such title defect cannot be cured, Buyer shall have the option of accepting the title as it then is, or receiving a refund of the deposit.













DEPOSIT RECEIPT AND CONTRACT FOR SALE AND PURCHASE
(CONSUMERS ONLY)

KILLEARN PROPERTIES, INC. of GA, a Georgia corporation whose principal place of business is 375 Country Club Drive, Stockbridge, Georgia 30281, telephone number (770) 389-9800, hereinafter called Seller, and Randy and Jennifer Glass whose address is 293 Colonial Homes Dr., Atlanta, GA 30309 and telephone number is 404-609-9180, hereinafter called Buyer agree that Seller shall sell and Buyer shall buy the following property upon the terms and conditions hereinafter set forth.

1.  COMMUNITY   UNIT   BLOCK  LOT  LANDLOT  DISTRICT  PLATBOOK  PAGE
       THE ENCLAVE I    A      35

2.  METHOD OF PAYMENT:
     a)  Deposit to KILLEARN PROPERTIES, INC. of GA           $5,000
     b)  Mortgage amount                                      NA
     c)  Approximate balance to close                         $73,900
          (excluding Buyer's expenses subject to prorations)

TOTAL PURCHASE PRICE                                          $78,900

3. TIME FOR ACCEPTANCE: If this offer is not executed by Seller and Buyer prior to 4-8-97 the deposit shall be returned to Buyer and this offer shall be null and void. The date of this contract shall be the date when the last party has signed this contract and initialed any corrections.

4. CLOSING AND POSSESSION: This contract shall be closed and the deed delivered on or before Upon 7 days after plat is recorded with County. Unless extended by other provisions of this contract. Possession of the property shall be delivered to Buyer at closing.

5. EVIDENCE OF TITLE: Seller shall order for delivery to the Buyer, at Buyer's expense, a title binder to be followed by title insurance issued by Smith, Welch, and Studdard & Brittain, 1229-B Eagle's Landing Parkway, Stockbridge, Georgia agreeing to issue Buyer upon recording of the conveyance hereafter mentioned, an owner's title insurance policy in the amount of the purchase price mentioned, an owners title insurance policy in the amount of the purchase price and a mortgagee's title insurance policy in the loan amount (if any) and any required endorsements, insuring the title to that real property, subject only to liens, encumbrances, exceptions or qualifications set forth in this contract and those which shall have reasonable time, not to exceed ninety days, to clear same at his expense. If any such title defect cannot be cured, Buyer shall have the option of accepting the title as it then is, or receiving a refund of the deposit.











DEPOSIT RECEIPT AND CONTRACT FOR SALE AND PURCHASE
(CONSUMERS ONLY)

KILLEARN PROPERTIES, INC. of GA, a Georgia corporation whose principal place of business is 375 Country Club Drive, Stockbridge, Georgia 30281, telephone number (770) 389-9800, hereinafter called Seller, and David and Kathleen Richards whose address is 105 Glen Eagle Way, McDonough, Ga 30253 and Telephone number is 770-507-1845, hereinafter called Buyer agree that Seller shall sell and Buyer shall buy the following property upon the terms and conditions hereinafter set forth.

1.  COMMUNITY   UNIT   BLOCK  LOT  LANDLOT  DISTRICT  PLATBOOK  PAGE
       EL        6       Q     40    18       6

2.  METHOD OF PAYMENT:
     a)  Deposit to KILLEARN PROPERTIES, INC. of GA           $1,000
     b)  Mortgage amount                                      NA
     c)  Approximate balance to close                         $88,900
          (excluding Buyer's expenses subject to prorations)

TOTAL PURCHASE PRICE                                          $89,900

3. TIME FOR ACCEPTANCE: If this offer is not executed by Seller and Buyer prior to 4-7-97 the deposit shall be returned to Buyer and this offer shall be null and void. The date of this contract shall be the date when the last party has signed this contract and initialed any corrections.

4. CLOSING AND POSSESSION: This contract shall be closed and the deed delivered on or before Within 30 days of County Recording. Unless extended by other provisions of this contract. Possession of the property shall be delivered to Buyer at closing.

5. EVIDENCE OF TITLE: Seller shall order for delivery to the Buyer, at Buyer's expense, a title binder to be followed by title insurance issued by Smith, Welch, and Studdard & Brittain, 1229-B Eagle's Landing Parkway, Stockbridge, Georgia agreeing to issue Buyer upon recording of the conveyance hereafter mentioned, an owner's title insurance policy in the amount of the purchase price mentioned, an owners title insurance policy in the amount of the purchase price and a mortgagee's title insurance policy in the loan amount (if any) and any required endorsements, insuring the title to that real property, subject only to liens, encumbrances, exceptions or qualifications set forth in this contract and those which shall have reasonable time, not to exceed ninety days, to clear same at his expense. If any such title defect cannot be cured, Buyer shall have the option of accepting the title as it then is, or receiving a refund of the deposit.












DEPOSIT RECEIPT AND CONTRACT FOR SALE AND PURCHASE
(CONSUMERS ONLY)

KILLEARN PROPERTIES, INC. of GA, a Georgia corporation whose principal place of business is 375 Country Club Drive, Stockbridge, Georgia 30281, telephone number (770) 389-9800, hereinafter called Seller, and Jay and Darlene McLendon whose address is 708 Deerwood Drive, Stockbridge, GA 30281 and telephone number is 770-507-9128, hereinafter called Buyer agree that Seller shall sell and Buyer shall buy the following property upon the terms and conditions hereinafter set forth.

1.  COMMUNITY   UNIT   BLOCK  LOT  LANDLOT  DISTRICT  PLATBOOK  PAGE
       EL        6       Q     33

2.  METHOD OF PAYMENT:
     a)  Deposit to KILLEARN PROPERTIES, INC. of GA           $3,000
     b)  Mortgage amount                                      NA
     c)  Approximate balance to close                         $126,900
          (excluding Buyer's expenses subject to prorations)

TOTAL PURCHASE PRICE                                          $129,900

3. TIME FOR ACCEPTANCE: If this offer is not executed by Seller and Buyer prior to 4-24-97 the deposit shall be returned to Buyer and this offer shall be null and void. The date of this contract shall be the date when the last party has signed this contract and initialed any corrections.

4. CLOSING AND POSSESSION: This contract shall be closed and the deed delivered on or before Within 30 days of the recorded plat. Unless extended by other provisions of this contract. Possession of the property shall be delivered to Buyer at closing.

5. EVIDENCE OF TITLE: Seller shall order for delivery to the Buyer, at Buyer's expense, a title binder to be followed by title insurance issued by Smith, Welch, and Studdard & Brittain, 1229-B Eagle's Landing Parkway, Stockbridge, Georgia agreeing to issue Buyer upon recording of the conveyance hereafter mentioned, an owner's title insurance policy in the amount of the purchase price mentioned, an owners title insurance policy in the amount of the purchase price and a mortgagee's title insurance policy in the loan amount (if any) and any required endorsements, insuring the title to that real property, subject only to liens, encumbrances, exceptions or qualifications set forth in this contract and those which shall have reasonable time, not to exceed ninety days, to clear same at his expense. If any such title defect cannot be cured, Buyer shall have the option of accepting the title as it then is, or receiving a refund of the deposit.












DEPOSIT RECEIPT AND CONTRACT FOR SALE AND PURCHASE
(CONSUMERS ONLY)

KILLEARN PROPERTIES, INC. of GA, a Georgia corporation whose principal place of business is 375 Country Club Drive, Stockbridge, Georgia 30281, telephone number (770) 389-9800, hereinafter called Seller, and Gilbert and Annabelle Cisneros whose address is 3531 Fallenleaf Pl, Glendale, CA 91206 and telephone number is 818-792-2745, hereinafter called Buyer agree that Seller shall sell and Buyer shall buy the following property upon the terms and conditions hereinafter set forth.

1.  COMMUNITY   UNIT   BLOCK  LOT  LANDLOT  DISTRICT  PLATBOOK  PAGE
       EL        6       Q     27

2.  METHOD OF PAYMENT:
     a)  Deposit to KILLEARN PROPERTIES, INC. of GA           $5,000
     b)  Mortgage amount                                      NA
     c)  Approximate balance to close                         $124,900
          (excluding Buyer's expenses subject to prorations)

TOTAL PURCHASE PRICE                                          $129,900

3. TIME FOR ACCEPTANCE: If this offer is not executed by Seller and Buyer prior to 4-8-97 the deposit shall be returned to Buyer and this offer shall be null and void. The date of this contract shall be the date when the last party has signed this contract and initialed any corrections.

4. CLOSING AND POSSESSION: This contract shall be closed and the deed delivered on or before Upon 7 days of plat being recorded with County. Unless extended by other provisions of this contract. Possession of the property shall be delivered to Buyer at closing.

5. EVIDENCE OF TITLE: Seller shall order for delivery to the Buyer, at Buyer's expense, a title binder to be followed by title insurance issued by Smith, Welch, and Studdard & Brittain, 1229-B Eagle's Landing Parkway, Stockbridge, Georgia agreeing to issue Buyer upon recording of the conveyance hereafter mentioned, an owner's title insurance policy in the amount of the purchase price mentioned, an owners title insurance policy in the amount of the purchase price and a mortgagee's title insurance policy in the loan amount (if any) and any required endorsements, insuring the title to that real property, subject only to liens, encumbrances, exceptions or qualifications set forth in this contract and those which shall have reasonable time, not to exceed ninety days, to clear same at his expense. If any such title defect cannot be cured, Buyer shall have the option of accepting the title as it then is, or receiving a refund of the deposit.












DEPOSIT RECEIPT AND CONTRACT FOR SALE AND PURCHASE
(CONSUMERS ONLY)

KILLEARN PROPERTIES, INC. of GA, a Georgia corporation whose principal place of business is 375 Country Club Drive, Stockbridge, Georgia 30281, telephone number (770) 389-9800, hereinafter called Seller, and Gilbert and Annabelle Cisneros whose address is 3531 Fallenleaf Pl, Glendale, CA 91206 and telephone number is 818-792-2745, hereinafter called Buyer agree that Seller shall sell and Buyer shall buy the following property upon the terms and conditions hereinafter set forth.

1.  COMMUNITY   UNIT   BLOCK  LOT  LANDLOT  DISTRICT  PLATBOOK  PAGE
       ENCLAVE   1       A     30

2.  METHOD OF PAYMENT:
     a)  Deposit to KILLEARN PROPERTIES, INC. of GA           $5,000
     b)  Mortgage amount                                      NA
     c)  Approximate balance to close                         $73,900
          (excluding Buyer's expenses subject to prorations)

TOTAL PURCHASE PRICE                                          $78,900

3. TIME FOR ACCEPTANCE: If this offer is not executed by Seller and Buyer prior to 4-8-97 the deposit shall be returned to Buyer and this offer shall be null and void. The date of this contract shall be the date when the last party has signed this contract and initialed any corrections.

4. CLOSING AND POSSESSION: This contract shall be closed and the deed delivered on or before Upon 7 days of plat being recorded with County. Unless extended by other provisions of this contract. Possession of the property shall be delivered to Buyer at closing.

5. EVIDENCE OF TITLE: Seller shall order for delivery to the Buyer, at Buyer's expense, a title binder to be followed by title insurance issued by Smith, Welch, and Studdard & Brittain, 1229-B Eagle's Landing Parkway, Stockbridge, Georgia agreeing to issue Buyer upon recording of the conveyance hereafter mentioned, an owner's title insurance policy in the amount of the purchase price mentioned, an owners title insurance policy in the amount of the purchase price and a mortgagee's title insurance policy in the loan amount (if any) and any required endorsements, insuring the title to that real property, subject only to liens, encumbrances, exceptions or qualifications set forth in this contract and those which shall have reasonable time, not to exceed ninety days, to clear same at his expense. If any such title defect cannot be cured, Buyer shall have the option of accepting the title as it then is, or receiving a refund of the deposit.












DEPOSIT RECEIPT AND CONTRACT FOR SALE AND PURCHASE
(CONSUMERS ONLY)

KILLEARN PROPERTIES, INC. of GA, a Georgia corporation whose principal place of business is 375 Country Club Drive, Stockbridge, Georgia 30281, telephone number (770) 389-9800, hereinafter called Seller, and Claudette Jacobs whose address is 812 Country Club Drive, North Palm Beach, FL 33408 and telephone number is 561-626-0611, hereinafter called Buyer agree that Seller shall sell and Buyer shall buy the following property upon the terms and conditions hereinafter set forth.

1.  COMMUNITY   UNIT   BLOCK  LOT  LANDLOT  DISTRICT  PLATBOOK  PAGE
       EL        6       Q     36

2.  METHOD OF PAYMENT:
     a)  Deposit to KILLEARN PROPERTIES, INC. of GA           $1,000
     b)  Mortgage amount                                      NA
     c)  Approximate balance to close                         $128,900
          (excluding Buyer's expenses subject to prorations)

TOTAL PURCHASE PRICE                                          $129,900

3. TIME FOR ACCEPTANCE: If this offer is not executed by Seller and Buyer prior to 4-28-97 the deposit shall be returned to Buyer and this offer shall be null and void. The date of this contract shall be the date when the last party has signed this contract and initialed any corrections.

4. CLOSING AND POSSESSION: This contract shall be closed and the deed delivered on or before 5-28-97 unless extended by other provisions of this contract. Possession of the property shall be delivered to Buyer at closing.

5. EVIDENCE OF TITLE: Seller shall order for delivery to the Buyer, at Buyer's expense, a title binder to be followed by title insurance issued by Smith, Welch, and Studdard & Brittain, 1229-B Eagle's Landing Parkway, Stockbridge, Georgia agreeing to issue Buyer upon recording of the conveyance hereafter mentioned, an owner's title insurance policy in the amount of the purchase price mentioned, an owners title insurance policy in the amount of the purchase price and a mortgagee's title insurance policy in the loan amount (if any) and any required endorsements, insuring the title to that real property, subject only to liens, encumbrances, exceptions or qualifications set forth in this contract and those which shall have reasonable time, not to exceed ninety days, to clear same at his expense. If any such title defect cannot be cured, Buyer shall have the option of accepting the title as it then is, or receiving a refund of the deposit.



CERTIFICATION OF THE APPRAISER

I certify that, to the best of my knowledge and belief,

1.  The statements of the fact contained in this report are true and correct.

2. The reported analysis, opinion, and conclusions are limited only by the reported assumptions and limited conditions, and are my personal, unbiased professional analyses, opinions and conclusions.

3. I have no present or prospective interest in the porperty that is the subject of this report, and I have no personal interest or bias with respect to the parties involved.

4. My compensation is not contingent on an action or event resulting from the analyses, opinions, or conclusions in, or the use of, this report.

5. My analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the requirements of the Code of Professional Ethics and the Standards of Professional Practice of the American Institute of Real Estate Appraisers.

6. I am currently certified under the continuing education program of the State of Georgia Appraisers Board.

7.  I have made a personal inspection of the subject property.

8. No one provided significant professional assistance to the person(s) signing this report, except as noted in the report if applicable.

9. Appraisal is in compliance with the Uniform Standards of Professional Appraisal Practice.

10. I was not required to report a predetermined value or direction in value that favors the cause of the client or any related party, the amount of value estimate, the attainment of a specific result, or the occurance of a subsequent event in order to receive my compensation.







/s/   John K. Selfe, III #534
JOHN K. SELFE, III











      (b 5.) - APPRAISAL OF WINDSONG PHASE VI DATED AS OF AUGUST 15, 1996
                             PREPARED BY JOHN K. SELFE III










August 15, 1996



Mr. Burt Blackmon                              RE: Killearn Properties, Inc.
First Community Bank                           Windsong Plantation Phase VI
McDonough, Georgia                             Stockbridge, Georgia


Dear Mr. Blackmon:

In response to your request, the undersigned has completed an appraisal of the captioned property.

Please be informed that a careful and personal inspection was made of this site and due consideration was given to all factors and forces that influence property values at the subject location. Based upon the information that I have gathered and applied to the subject property, and upon my general experience in the field of real estate appraising, and as a result of my investigations and findings it is my considered and professional opinion that the subject property warrants a Market Value as of this date of:


                  ONE MILLION SIX HUNDRED FIFTY THOUSAND DOLLARS
                                 ($1,650,000)


The attached report is the culmination of careful analysis of the subject property and the economic factors influencing its market value. The data reasoning utilized in arriving at this value estimate are also presented in the attached report.

I thank you for this assignment and if I can be of further service to you in this or other matters, please do not hesitate to call on me.


Respectfully submitted,


/s/ John K. Selfe III
JOHN K. SELFE,
Quality Appraisal Service, Inc.


BASIC ASSUMPTIONS AND LIMITING CONDITIONS


This appraisal is subject to the following conditions:


1. The legal description/survey furnished is assumed to be correct. No responsibility is assumed for matters legal in character nor is any opinion rendered as to the title, which as assumed to be good and marketable and in fee simple.

2. All existing liens and encumbrances have been disregarded unless otherwise stated, and the property is appraised as though free and clear under responsible ownership and competent management.

3. Any proposed or incomplete improvements included in this report are assumed to be completed in accordance with approved plans and specifications and in a workmanlike manner.

4. Information furnished by others is believed to be reliable, but no responsibility is assumed for its accuracy.

5. Any sketches, plats or drawings included in this report are included to assist the reader in visualizing the property. We have made no survey of the property, and assume no responsibility in connection with such matters

6. Unless otherwise noted herein, it is assumed that there are no encroachments, zoning restrictions, or violations existing in the subject property

7. We are not required to give testimony or attendance in court by reason of this appraisal, with reference to the property in question unless arrangements have been made previously therefor.

8. Disclosure of the contents of this appraisal report is governed by the Bylaws and Regulations of the National Association of Real Estate
Appraisers.

Therefore, except as hereinafter provided, the party for whom this appraisal report was prepared may distribute copies of this appraisal report, in is entirety, to such third parties as may be selected by the party for whom this appraisal report shall not be given to third parties without the prior consent of the signatories of this appraisal report. Further neither all nor any part of this appraisal report shall be disseminated to the general public by the use of advertising media or other media for public communication without the prior written consent of the signatories of this appraisal report.

9. No responsibility is assumed for engineering matters, neither structural or mechanical. Good structure and mechanical conditions are assumed to exist, and no opinion as to these matters is to be inferred or construed from the attached report.

10. The value, estimate applies only to the entire property, and cannot be prorated to individual portions or fractional interests. Any proration or division of interest will invalidate the value estimate, unless such proration or division of interests is set forth in this report.

11. The forecasts or projections included in this report are utilized to assist in the valuation process. They are based on current market conditions, current short-term supply and demand factors, and continued stable economy. These forecasts are, therefore, subject to changes in future conditions which cannot be accurately predicted by the appraiser, and these changes could affect the future income and/or value estimates.

12. In this appraisal assignment the existence of potentially hazardous material such as asbestos, urea formaldehyde foam insulation, radon gas, or or any other toxic material, has not been considered. The appraiser is not qualified to detect such substances and, if desired, recommend that the client retain an expert in this field.

13. It is assumed that all utilities are available to the subject property, and that no undue expense wi11 be incurred in providing them to the site.


IDENTIFICATION AND PURPOSE OF THE APPRAISAL, (CONT.)

 Highest and Best Use of the Subject Property (cont.)

Appraisal literature breaks down the analysis of highest and best use into the following four areas:

1.) physically possible uses;

2.) legally permissible uses;

3.) financially feasible uses; and

4.) maximally productive uses.


Site Analysis
In ascerting the highest and best use of a site, it is necessary to study the four previously mentioned factors. These are physical adaptability of the site, lagality of use, the marketability of the use, and the most profitable use. While normally the lagality of use and physical adapt-ability of a site is readily ascertainable, rarely is the most profit-able marketable use apparent.

As previously mentioned, the Subject property is zoned RM. Uses permitted in this District are included in this report. See attached.

This zoning could be described as favorable but somewhat limited in its utilization.

Physically, all the lots have appropriate access with a minimum of 40 feet of road frontage and are large enough to allow for most uses under the current zoning. No utility problems can be anticipated.
Out of the possible and permissable uses, the next step is to consider those used which will produce a positive return to the owner (i.e. feasible uses). Given the economic growth of the neighborhood, and the propertys specific location, the subject's highest and best use is the current zoning Residential ... RM (Planned Development District).


IDENTIFICATION AND PURPOSE OF APPRAISAL (CONT.)

Topography
All lots are considered buildable with average topography and terrain. Land is considered rolling.

Flood Data
According to FEMA Maps dated November 2, 1983 no portion of subject is in a flood area. It does not appear that any lots are affected by water. Flood panel number 130468 0070B. See attached copies of Flood Map and Survey.

Census Tract
701.03

Purpose and Conditions of Appraisal
The appraisal is made at the request of Mr. Burt Blackmon, First
Community Bank, McDonough, GA, for the purpose of estimating, the market value of the subject property. The undersigned assumes:

1. there are no adverse easements, encroachments or other conditions that would adversely affect the marketabililty of this property.
2    that all lots which will have sept3-c tanks are so approved by county.
3    that the final plat will receive county approval.
In addition, we have not examined any engineering studies done on the site however, in lieu of any contradicting evidence, it is assumed that the sites have adequate drainage capabilities and load bearing qualities.

Typical Lot
The typical lot measures 100 feet by 148 feet and has 15,000 s.f.
All lots can be visualized with the plat attached to this report.

IDENTIFICATION AND PURPOSE OF THE APPRAISAL, (CONT.)

Highest and Best Use of the Subject Property
The highest and best use of a site is subject to the dynamics of the marketplace and thus is not defined in permanent terms but rather is a concept whereby the utility of a site evolves depending upon the character of the market as defined by the pulsating parameters of supply and demand. Thus, as one evaluates a property's highest and best use, one obviously needs to examine the specific constraints governing present and alternative uses of the property. The specific time at which the highest and best use is evaluated recognizes the market forces that ultimately create value.

The American Institute of Real Estate Appraisers in their authoritative text, The Appraisal of Real Estate, 8th Edition, 1983, defines highest and best use as follows:

      "The reasonable and probable use that supports the highest present value, as defined, as of the date of the appraisal. Alternatively, it is said to be the use, from among reasonably probable and legal alternative uses, found to be physically possible, appropriately supported, financially feasible, and that results in the highest present land value.

Obviously, the highest and best use of a property is a determination made in subjective terms based on the appraiser's judgement and analytical skills. In layman's terms, the highest and best use is that use which will yield the owner the greatest potential benefit, generally interpreted and measured in term of present and future income streams generated from the subject.


IDENTIFICATION AND PURPOSE OF THE APPRAISAL, (CONT.)

Definition of Market Value
"The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:

a.  buyer and seller are typically motivated;
b. both parties are well informed or well advised, and each acting in what he considers his own best interest;
c.  a reasonable time is allowed for exposure in the open market;
d. payment is made in terms of cash in U. S. dollars or in terms of financial arrangements comparable thereto; and
e. the price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale.

Definition of Highest and Best Use
That reasonable and probable use that will support the highest present value, as defined, as of the effective date of the appraisal. "(Real Estate Appraisal Terminology, published by the American Institute of Real Estate Appraisers and the Society of Real Estate Appraisers, 1975.)


KILLEARN PROPERTIES, INC.
ZONING:  M1
600 COUNTRY CLUB DRIVE
STOCKBRIDGE, GA  30281

DEVELOPMENT DATA
WINDSONG PLANTATION UNITS 6 AND 7

1.  Subdivider:  KILLEARN PROPERTIES, INC.
    A.  Address:  100 EAGLE'S LANDING WAY, STOCKBRIDGE, GA  30281
    B.  Telephone Number:  (770) 389-2020
2.  Property Owner:  KILLEARN PROPERTIES, INC.
    A.  Address:  100 EAGLE'S LANDING WAY, STOCKBRIDGE, GA  30281
    B.  Telephone Number:  (770) 389-2020
3.  Surveyor:  GREENHORNE & O'MARA, INC.
    A.  Address:  2110 NEWMARKET PKWY., SUITE 208, MARIETTA, GA 30067
    B.  Telephone Number:  (770) 988-9555
4.  Subdivision Configuration:
    A.  Source of Data:  BOUNDARY SURVEY PERFORMED BY G&O, INC.
    B.  Location:  EAGLE'S LANDING, STOCKBRIDGE, GA
    C.  Total Project Area:  67.7+ ACRES
    D.  Zoning:  RM
    E.  Type of Subdivision:  SINGLE-FAMILY RESIDENTIAL
    F.  Number of Lots:  134 lots
    G.  Density:  2 UNITS/ACRES
    H.  Lot Size:  AVERAGE 100' X 150'
    I Topographic Source: TOPOGRAPHIC SURVEY BY G&O, INC. AND AERIAL 2' CONTOUR MAPS BY JACK BERRY & ASSOC., INC.
    J.  Contour Interval:  2 FOOT
    K.  Datum:  NGVD
    L.  Street Length:  8,200 LF PROPOSED
    M.  Type of Streets:  PUBLIC
    N.  R/W Width:  50'
    O.  Pavement Width:  26' B.O.C. TO B.O.C.
    P.  Street Maintenance:  HENRY COUNTY
    Q.  Building Setbacks:  FRONT:  50'
                            REAR:   40'
                            SIDE:   10'
                     SIDE-CORNER:  37.5
    R.  Minimum Lot Size Permitted:     5,445 SF
    S.  Minimum Building Size Permitted: 1,150 SF

5.  Utilities:
    A.  Water:  HENRY COUNTY WATER AND SEWERAGE AUTHORITY
    B.  Sanitary Sewer:  HENRY COUNTY WATER AND SEWERAGE AUTHORITY
    C.  Electric:  GEORGIA POWER COMPANY
6.  Conceptual Stormwater Management Plan:
    A.  Temporary erosion control plan:  SILT FENCE, HAY BALES, AND
    GRASS & MULCH
    B.  Areas to be cleared:  STREETS AND UTILITY EASEMENTS.
    C.  Internal drainage system:  INLETS AND PIPE SYSTEM
    D. Offsite water: DRAINAGE FROM OFFSITE, IF ANY, WILL BE ROUTED THROUGH THE PROJECT TO THE CREEK NORTH OF THE PROPERTY.
7.  General Notes:
    A. ADDITIONAL DRAINAGE OR UTILITY EASEMENTS NOT SHOWN HEREON WILL BE PROVIDED WHERE NECESSARY IN FINL DESIGN.


IDENTIFICATION AND PURPOSE OF APPRAISAL

Description of Property
The subject property consists of 56 proposed lots in phase VI of Windsong Plantation at Eagles Landing. The property is located inside Stockbridge City Limits approximately 2 miles south of downtown.

Date of Appraisal
August 15, 1996

Legal Description
Land Lot 14 of the 6th Land District, Henry, County, Georgia, and is part of a survey containing 67.7 acres. The subject lot's are located on approximately 30 acres.

Property Rights Appraised
Fee Simple Interest

Zoning
The subject property is zoned RM, within a Planned Development
District.  This subdivision is also restricted by covenants.

Utilities
The utilities available are as follows: electricity, public water, telephone, cable television, and sewage. No utility problems can be anticipated.

Street
Street will be paved with asphalt per code. The subdivision will have curbs, storm sewers, street lights and underground electricity.

MAJOR EMPLOYERS IN HENRY COUNTY

OVER 500 EMPLOYEES
Henry County Schools                  1400
Snapper Power Equipment                856
Henry General Hospital                 750

250-499 EMPLOYEES
NEC Technologies                       487
Dowling Textile Mftg. Co.              285
Smead Manufacturing Co.                281
Southern States                        261


100-249 EMPLOYEES
Georgia Pacific Corporation            112
Hoyne Industries, Inc.                 230

50-99 EMPLOYEES
International Paper Co.                 92
Simmons Manufacturing Co.               90
Toppan Interamerica, Inc.               75
Costal Chemical Co.                     63
Ecolab                                  60
Faulkner Concrete Pipe Co.              55
Ceramic & Metal Coatings                50
Hospitex/American Supply                50


DIRECT SALES COMPARISON APPROACH TO VAUIE (CONT.)

Ccmparable #4

Subdivision:                      Lot 22M Windsong
Location:                         same subdivision
Date of Sale:                     4-96
Financing:                        typical
Number of Lots:                   one
Total Price:                      $32,000.00
Average per Lot:                  $32,000.00
Utilities:                        elec., water, sewer
Streets:                          public, paved, curbs, storm sewer
Size:                             15,000 square feet
Comments:                         typical lot


DIRECT SALES COMPARISON APPROACH TO VALUE (CONT.)

Comparable #5

Subdivision:                       Lots 18J and 32L Windsong
Location:                          same subdivision
Date of Sale:                      3-96
Financing:                         typical
Number of Lots:                    one
Total Price:                       $62,000.00
Average per Lot:                   $31,000.00
Utilities:                         elec., water, sewer
Streets:                           public, paved, curbs, storm sewer
Size:                              15,000 square feet
Comments:                          typical lots


DIRECT SALES COMPARISON APPROACH TO VALUE    (CONT.)

Correlation of Values

Comps 1 thru 5 range from $30,500 to $34,000 per lot. From these sales, a price of $34,000 can be supported. It is common for lot prices to increase with each phase of a subdivision. The sales approach to value is as follows:

                           56 lots at $34,000 each = $1,904,000


Attached:  Subject Site and Street Scene



METROPOLITAN ATLANTA OVERVIEW (CONT.)

The 1973 expansion of the Atlanta NSA resulted in a substantial growth in land area, from 1,728 square miles to 4,236 square miles. This was an increase of 245%. At the same time the effective buying income increased only 10.34%. The 1and area was expanded by an additional 806 square miles in 1981 when three counties were added to the present
MSA, increasing the 1and area to 5,042 square miles. As of December 31, 1990, Retail- Sales in the Atlanta MSA were 24.2 billion, and expected to reach 30 billion by 1995.

To quantify the anticipated growth of the Atlanta Metro Area, consider that the Georgia Office of Planning and Budget is predicting a population of 3.1 million by the year 2010. Georgia's population is expected to reach almost 8 million by the year 2010, a 2.9 million increase in a period of three decades. By comparison, there was only a two million increase over the past 40 years.

Finance

Atlanta is the heart of finance in the southeast region. In addition to being the headquarters location of the Sixth District Federal Reserve Bank, Atlanta has approximately 75 banks with more than 400 branches and total resources of 8.8 bi11ion. Metropolitan Atlanta ranks ninth in the nation in bank clearings. There are 21 savings and loan associations with home offices in the region. Additionally, there are several foreign financial institutions located in Atlanta including, Barclays Bank International, Ltd., Swiss Credit Bank, and the French Banking Corporation.


(Attached Area Map)


METROPOLITAN ATLANTA OVERVIEW

The City of Atlanta is considered the financial, communication, and transportation center of the southeastern region of the United
States. Atlanta serves as the seat of the Fulton County government and as the capital city of the State of Georgia. Atlanta has consistently had one of the stronger economies in the United States, attributable largely to its strategic location, diversified economic base and lack of physical and geographic barriers.

The Atlanta Metropolitan Statistical Area (MSA) was enlarged from 15 to 18 counties in the 1980 population census. As of December 31, 1980, the population of the 15 county MSA was about 2,064,200 the 18th largest in the nation. Since that time, the three additional counties, Coweta, Barrow and Spalding, have MSA population increases of 110,200 persons for a total 1980 MSA population of 2,174,000. By December 31, 1990 the population in the 18 county area had increased to 2,914,000.

The Atlanta MSA was first enlarged in 1973 from 5 to 15 counties, making long-term analysis of population trends difficult. At year end 1974 (the first full year after the expansion) the total Metro population was 1,791,400. The net growth between 1974 and 1980 was 272,800 persons or 15.2%...The population in this region is expected to increase to 3,334,OOO by the year 1995, which represents a growth of 14.4% from December 1990.


METROPOLITAN ATLANTA OVERVIEW (CONT.)

Employment

The Atlanta MSA, had a non-agricultural employment force of 1,513,200 as of July, 1994. In the five year period from December 1985 to December, 1990, the total non-agricultural employment of the Atlanta Metro Area increased by 185,380 persons; this represents an increase of about 15% over the five year period.

The employment mix has remained fairly stable and well-diversified. A breakdown by employment group for the 18 county Atlanta MSA as of April, 1994, was:


NON-AGRICULTURAL EMPLOYMENT BY INDUSTRY

INDUSTRY                 # EMPLOYED            % of TOTAL EMPLOYED

Mining                       1,000                        0%
Construction                55,900                        4%
Retail Trade               268,800                       17%
Wholesale Trade            136,700                        9%
Transportation             139,9OO                        9%
Services                   378,300                       26%
Manufacturing              184,100                       12%
Government                 23O,8OO                       16%
Real Estate                117,900                        7%

Totals                   1,513,200                      100%

The current unemployment rate for the Atlanta MSA is 4.3% ( down from 4.9% in July, 1991), which is lower than the State of Georgia's 5.4%, and the U.S. average of 5.8%.

METROPOLITAN ATLANTA OVERVIEW (CONT.)

An evidence of Atlanta' s emergence from a regional city to a national trade and business center, most of the fortune 500 top industrial firms in the nation have operations in Atlanta. Additionally, over twenty companies have chosen to located their national and/or international headquarters in Atlanta including the following firms .......
Coca Cola International, Coca Cola Enterprises, Georgia Gulf, Georgia Pacific, Goldkist, National Service Industries, Oxford Industries, Scientific Atlanta, Equifax, Genuine Parts, Turner Broadcasting, Delta Air Lines, Holiday Inn, Colonial Pipeline, United Parcel Services, Bank South-Wachovia, SunTrust Bank, Home Depot, Bell South, Southern Company, and Oglethorpe Power.

Some of the large manufacturing employers in this region include General Motors, Lockheed of Georgia, Western Electric - AT&T, Ford Motor Company, and Atlantic Steel. This widely diverse manufacturing base accounts for about 12% of the Atlanta area's total employment. After gaining 21,300 jobs in 1993,'the area has been forecated as adding 39,000 jobs in 1995.


METROPOLITAN ATLANTA OVERVIEW (CONT.)

Industrial Market

The Atlanta Industrial Market contains approximately 233 million square feet of warehouse and 14 million square feet of business space. In addition, approximately 42 million square feet of distribution space and 3 million square feet of business service space is vacant.
Industrial absorption was down from 534,000 square feet in 1991 to 378,000 square feet in the second quarter of 1994.

Several major reasons for Metro Atlanta's appeal as an industrial location include: moderate climate; large, comparatively inexpensive labor force; low energy cost; abundant water resources; and the city's extensive public transportation facilities.

Housing

The number of housing units in the Atlanta Region grew approximately 46% during the 1980's. Of the tota1 housing units, 7.8% were vacant in 1990, compared with 8.0% in 1989 and 6.3% in 1980. The average household in the area was 2.61 in 1990, showing a decline of 4.7% from 2.7% in 1980.

In early 1994 the average apartment rented for $555. Average occupancy levels for the entire metro area ranged from 82% to 85%, down approximately 4% from late 1992. Rents increased only slightly during 1992, generally less than 1% and approximately 20 apartment foreclosures per month due mainly to low occupancies and lower than expected rents. However, the trend is upward due to apartment permits being down.


METROPOLITAN ATLANTA OVERVIEW (CONT.)

The median house value in 1990 was $89,277 in the Atlanta MSA. The median contract rent in 1990 was $441, with 68.2% of the units renting between $350 and $749.

Office Market
The Atlanta office market was reported to have 84.1 million square feet existing as of December, 1991, with 19.3% overall vacancy. The office market absorbed 2.3 million square feet in 1991. There are 3.3 million square feet of office space under construction with 69% pre-leased. Carter & Associates reported that the approximate rental rates per square feet quoted were: $17.65 in all existing buildings, $20.58 in class A buildings, and $27 in buildings under construction; however, average rental rates decreased approximately $1.28 per square foot during the last twelve months.

The office market forecast for 1994 includes a total of 89 million square feet of office space, approximately 20% vacant, an average rental rate of $18.00, and net absorption of 1.9 million square feet, the most since 1992.

Transportation and Communication
Atlanta is a transportation hub, with a busy international airport, an inner city rapid transit rail system, and an expansive highway system. Approximately 90% of the U.S. population is within three hours flying time from Hartsfield International Airport. Atlanta is considered to have an excellent transportation network.


METROPOLITAN ATLANTA OVERVIEW (CONT.)

Convention Center

Another pertinent factor should be noted regarding the economic base of Atlanta. The city is rapidly becoming known as one of the nations most important convention centers, ranking fourth nationally in annual delegate attendance. In the ten year period from 1980 to 1990, the number of conventioneers meeting in Atlanta has almost doubled increasing from one million to 1.9 million. The construction of the Georgia World Congress Center and 12 major hotels since 1973 has allowed this expansion. The World Congress Center, a trade show and convention facility, houses the largest single-level exhibition hall in the world at 650,000 square feet, which was expanded to 952,000 square feet in 1992. It contains 70 meeting rooms, a 2,000 seat auditorium (with simultaneous language-translating services), and a 33,000 square feet ballroom. The center was expanded in 1992 to a total of 2.1 million square feet.

Government


The local government of the City of Atlanta consists of a mayor and an aldermanic board, both having reasonably good relationships with the local business community. The majority of involved parties has the common goal of gaining for Atlanta the reputation as an international city. As stated earlier, Atlanta serves not only as the Fulton County Government seat, but as the Capital City of the State of Georgia. The city is also the regional headquarters for various federal agencies.


METROPOLITAN ATLANTA OVERVIEW (CONT.)

Summarv

In summary, the basic forces which influence real estate values are currently considered to be favorable and in reasonable harmony. These forces may be segregated into the following categories: population, economic, governmental, and social. The preceding paragraphs have addressed the more important elements within each category, specifically as they relate to the influences on real property values in the Atlanta Region. During the late 1980s and early 1990s, the national as well as the local economies experienced recessionary characteristics. However, based partially on current increases in occupancy levels and consumer spending, we believe the economy is beginning to show signs of recovery. It is concluded that in general these forces are currently combining to afford this area a very positive outlook with regard to anticipated levels of demand for local real estate. Having been chosen as the site of the 1994 National Football League Championship "Superbowl" and the 1996 International Summer 0lympic Games, local business leaders project positive short-term impact on construction and the apartment market, in addition to a long term positive impact of the perception of Atlanta as an international city. Because of the anticipated continued growth in demand, the potential for the likelihood of increasing real estate values in the Altanta area and in the subject vicinity is good.


HENRY COUNTY OVERVIEW


Henry County has recently become the fastest growing county in the Metro Atlanta area. Located just south of downtown Atlanta and bisected by Interstate 75, the population has increased by over 50% in the last ten years.

During the last two decades, north Henry County, including Stockbridge has witnessed unimaginable growth. North Henry is, by far, the residential and retail center of the county. The population has more than doubled since 1970.

Central Henry County, including the county seat of McDonough, has also experienced growth. About 37% of the county's population is located in central Henry County.

Hampton and Locust Grove are the holdouts. The growth in these two areas has been very slight. Currently, these two towns are expected to be the last in the county to develop. However, the proposed Outer Perimeter Highway and the proposed second Atlanta Airport could have significant impact on their development.

Henry County has a young, relatively uneducated population. The median age is just over 30 with a median house-hold income of $40,208. For the year 1989, 95% of the potential workforce was employed.

Henry County has been fortunate to receive its share of industrial development. Japan-based NEC Technologies got the ball rolling in 1985 when they announced plans to build their first plant in Georgia. They have been followed by BellSouth Services, Carbonic Industries, Ecolab, Toppan Interamerica, Disco, and more recently, Pep Boys, Nestle, and Ford Motor Company Parts Distribution.

Henry County has been very fortunate over the last ten years. Henry County has planned and managed our remarkable growth. The balanced growth between residential, industrial and retail is expected to make Henry County the Crown Jewel of the Southern Crescent for the next20 years.


                          HENRY COUNTY DEMOGRAPHIC DATA

POPULATION                            1980                 CURRENT
                                    36,309                  59,300
AVERAGE HOUSEHOLD INCOME           $20,644                 $40,208
AVERAGE PER CAPITA EBI             $10,101                 $16,187
TOTAL RETAIL SALES            $116,937,000            $248,125,000


(Attached Map of Eagle's Landing Master Plan)



HENRY COUNTY



Known as the "Mother of Counties," Henry County was split up to form several adjoining counties, including Fulton,, Dekalb and Clayton. Named after Patric Henry, the county was ceded by the Creek Indians in the Treaty of 1821. McDonough, the county seat was incorporated in 1823. Stockbridge began as a settlement in 1829. Locust Grove was named for a grove of flowering locust trees and incorporated in 1893. Hampton was named for a Confederate war hero and has a number of historical houses and the Atlanta International Raceway.

As one of Georgia's fastest growing counties, Henry County is strategically located on the southeastern side of Atlanta where 675 and 75 connect. Henry County, originally a cotton-growing county, was devastated during the Civil War. Rebuilding, the county concentrated on diversification and became independent of cotton and is now home to many industries and offices including a major Federal Aviation Administration Facility. With quick interstate access, Henry County has developed into a bedroom community for Atlanta.

Henry County has become a popular location with Hollywood directors. Movies like "Glory" and "Murder in Mississippi" were filmed in Henry County.

Henry County's Atlanta Motor Speedway holds the record for the largest attendance (92,000+) at a one day, paid sporting event.

Henry County's Eagles Landing Country Club is host to the LPGA golf tournament.


                         MILEAGE METER
                       (from mid-country)

Atlanta Motor Speedway                             8 miles
Cyclorama                                         27 miles
Disney World                                     450 miles
Downtown Atlanta                                  29 miles
Fulton County Stadium                             22 miles
Hartsfield International Airport                  19 miles
Interstate 20                                     26 miles
Interstate 285                                    19 miles
Interstate 675                                     8 miles
Six Flags Over Georgia                            39 miles
Southlake Mall                                    14 miles
Stone Mountain                                    42 miles
Zoo Atlanta                                       27 miles


APPROACHES TO VALUE

The Cost Approach to Value is based on the theory that the value of a property is the sum of the value of the land plus the reproduction cost of all the improvements, less depreciation from all causes.

The Income Approach to Value is based on the theory that the present value of a property is equal to the present value of its future capacity to produce income including the proceeds of a sale at a future date.

The most readily accepted method of valuing vacant sites is the Direct Sales Comparison Approach to Value. This approach involves the analysis of sales of competitive properties . A comparison is made between the appraised property and the comparable sales which have sold within a reasonably close time frame. The essence of the Direct Sales Comparison Approach to Value is to discover what competitive properties have sold for in order to determine the market value indication of the appraised property. From the data a pattern generally emerges to indicate a value for the subject.

Due to the nature of the subject property it is necessary to combine the income and sale comparison approach. The sales comparison approach is used to establish a value for each lot. The absorption rate determines at what rate the lots will sell (income stream). The income approach is then used to establish the present value of the sales (income stream).


Neighborhood Data

The subject property is located in the Northern sector of Henry
County. The neighborhood be defined as being bound by Jodeco Road to the south, the City of Stockbridge to the North, State Highway 42 to the East and Interstate 75 to the West. This area is suburban, with 65% single family residences, 5% commercial, 5% multi, and 25% vacant. The growth rate for this area is steady with some increases in property values. The supply/demand seems to be in balance. Marketing time is considered to be four to six months with average market appeal. Overall Henry County is one of the fastest growing counties in Metro Atlanta and should be able to absorb all the subject properties within 1.00 year.

The Eagles Landing Development is one of the nicest and most successful developments in Henry County and the State of Georgia. Homes are valued from 150 thousand to l.3 million. The Golf Course will be hosting an LPGA Tour event this summer.

Windsong price range is $135,000 to $280,000. The total development will have 423 lots situated on 235.76 acres. By the time phase VI is completed, all other phases should be sold out.


Windsong Lot Sales

Over the past nine months Windsong Plantation has sold 40 lots.
This is and absorption rate of 4.44 lots per month. Since Windsong was first developed every phase has experienced an absorption rate of between 4 to 6 lots per month. Windsong has consistently been at the top of Henry County in lot and home sales. Windsong has also had a large number of resales which has not slowed development. The first four months of 1996 Windsong sold 27 lots. Considering the past and the forecasted explosion of Henry County, phase VI should experience an and absorption rate of 5 lots per month. Sell-out period is as follows:

                                  56 lots

               56 lots / 5 lots per month = 11.2 months sellout
                                    say
                           ONE YEAR SELLOUT PERIOD


COMPARABLE SITE SALES

Sale No. 1

Location:            Jodeco Road, 3 miles southwest

Grantor:             Claude E. Corbin
Grantee:             Jerry Steele
Date of Sale:        August 1994
Lot Size:            24.804 acres
Sales Price:         $452,400
Zoning:              RM
Reference:           DB 1943 PG 87
Comments:            This property is an equal location. RM zoning is
                     more favorable.

Sale No. 2

Location:            Walt Stephens Road, 4 miles west
Grantor:             Lassiter Properties
Grantee:.            Breckenridge Properties
Date of Sale:        June 1993
Lot Size:            150.88 acres
Sales Price:         $982,700
Zoning:              Residential
Reference:           Deed Records
Comments:            Location is considered equal.


COMPARABLE SITE SALES (CONT.)

Sale No. 3

Location:             Jodeco Road, 2 Miles west
Grantor:              Hiram E. Cook
Grantee:              ECS Development Corp
Date of Sale:         November 1992
Lot Size:             48.13 acres
Sales Price:          $280,000
Zoning:               R2
Reference:            Deed Records
Comments:             This property location is considered equal.

Sale No. 4

Location:             Eagles Landing Parkway
Grantor:              Killearn Properties
Grantee:              Eagles Landing Village Associates
Date of Sale:         September 1994
Lot Size:             12.43 acres
Sales Price:          $967,000
Zoning:               RM
Reference:            DB 1956 PG 134
Comments:             Comp several lots on golf course with very high
                      land value. $45,000 typical lots.

Comparable site sales range from $5,800 to $77,795 per acre. Taking into consideration the size of all comparables is the most similar to subject and was given the most weight. The subjects price per acre is established at $18,000 per acre or $540,000.


COST APPROACH TO VALUE (CONT.)

Costs:       3198 lineal feet of streets
Engineering and Surveying                         $ 22,800
Land Value                                       $ 540,000
Clearing and Grading                              $ 35,400
Storm Drainage                                    $ 29,500
Water                                             $ 44,250
Sewer                                            $ 110,654
Curbing                                           $ 29,500
Paving                                            $ 56,050
Club House and Pool                                  N/AOO
Landscaping and Sign                                  N/A
Contingencies                                    $ 100,000
Overhead and Profit and 28%                       $271,083

Cost Estimate                           say     $1,239,237

These figures for this cost estimate were taken from the figures supplied by the developer and from the undersigns professional experience of appraising other similar developments. In the final reconciliation all emphasis was given the Sales Comparison Approach which was intergrated with the Income Approach. This approach is considered much more reliable when dealing with this type development.


DIRECT SALES COMPARISON APPROACH TO VALUE

A comparable analysis has been made of properties thought to be generally under similar influences. Our analysis of these sales has utilized the price per lot unit of comparison. The features influencing the value of a site such as the subject include general location, size, road frontage, availability of utilities, topography, zoning, and time of sale.

The comparable sales are located in Henry county and are considered to be under similar influences as the subject. All sales are situated within two miles of the subject and are vacant residential lots in subdivisions. Comparables are as follows:

Camparable  # 1

Subdivision:                    Lots 16L and 18L Windsong
Location:                       same subdivision
Date of Sale:                   4-96
Financing:                      typical
Number of Lots:                 two
Total Price:                    $61,000.00
Average per Lot:                $30,500.00
Utilties:                       elec., water, sewer
Streets:                        public, paved, curbs, storm sewer
Size:                           approximately 15,000 square feet each
Comments:                       Typical lots


DIRECT SALES COMPARISON APPROACH TO VALUE (CONT.)

Comparable # 2

Subdivision:                   Lot 39L Windsong
Location:                      same subdivision
Date of Sale:                  4-96
Financing:                     typical
Number of Lots:                one
Total Price:                   $34,000
Average per Lot:               $34,000
Utilities:                     elec., water, sewer
Streets:                       public, paved, curbs, storm sewer
Size:                          approximately 15,000 square feet
Comments:                      typical lot


DIRECT SALES COMPARISON APPROACH TO VALUE (CONT.)

Comparable # 3

Subdivision:                   Lots 21M and 34L Windsong
Location:                      same subdivision
Date of Sale:                  4-96
Financing:                     typical
Number of Lots:                two
Total Price:                   $66,000
Average per Lot:               $33,000
Utilities:                     elec., water, sewer
Streets:                       public, paved, curbs, storm sewer
Size:                          approximately 15,000 square feet each
Comments:                      typical lots


FINAL RECONCILIATION OR INCOME APPROACH

Cash Sellout

Having derived the retail lot prices and projected absorption (5 lots per month), the next step is to determine deductions from the gross retail proceeds. These deductions include marketing costs, holding costs (taxes), and entrepreneurial or investor's profit. Marketing costs include sales commissions and advertising. We have projected this category at 5% of gross sales. With a development of this size, the holding costs are $125 per lot, per year. Entrepreneurial profit represents the return required to induce an investor to undertake the risk associated with acquiring the unsold lots and marketing lots over the projected sellout period. Our research indicates that typical investors by the lots to make money on the improvements not the lots. Profit is not deducted in this market.

Deducting the marketing costs, holding costs, and investors profit results in periodic net revenues. To arrive at a value indication, these periodic net revenues must be discounted to present value. The discount rate selected should reflect the risk incurred by the investor during the sellout period. The discount rate can be viewed as the sum of the rate earned on a "safe" investment such as a treasury bill or certificate of deposit, plus a premium to account for risk. Currently, treasury bills and certificates of deposit yeild between 3% and 6%. As there is some economic uncertainty at present, we have considered a 4% risk premium appropriate, yeilding a range of between 7% & 10%. We have concluded that a 9% rate reasonable reflects the market for the subject property. The discount rate has been applied on a future value basis. That is the net present value of the future proceeds.


FINAL RECONCILIATION (CONT.)

We have projected a sellout period of 1.00 years which is an asorption rate of 5 lots per month.

From the Direct Sales Comparison Approach we have established a value of $34,000 for each of the 56 lots in phase VI.



            56 Lots:          $34,000 x 56 = $1,904,000

                            gross proceeds = $1,904,000

Expenses And Profit:

sales commission/marketing expense @ 5% x lot values   $ 95,200
taxes   @    $125 per lot x 57 x lst year sell out     $ 7,000

                        Gross Receipts      $1,904,000
                                           -$   95,200
                                           -$    7,000

                                 Value      $1,801,800

The market should be able to absorb all 56 lots in 1.00 years. The discount rate is 9% for a 1.00 year period. The present value of the proposed lots is $1,652,294. Value was figured on an annual time frame. We estimate the 56 lot phase VI of Windsong to have a present value of:

                                     $1,650,000
                    ONE MILLION SIX HUNDERD FIFTY THOUSAND DOLLARS


ZONING

(5) Minimum rear yard 40 feet
(6) Maximum height 75 feet

Sec. 3-7-157 . PD: planned development district.

(a) Purpose. It is the purpose of the planned development district to encourage the development of compatible land used within the frame work of a master development plan for residential and nonresidential land used within an environmentally compatible setting. The PD district is designed to be appended to residential, commercial or industrial zoning districts to provide flexibility in the application of development standards and site design when approved according to a master development plan in a manner to promote the conservation of natural environment, more efficient use of land, and efficiency in the extension of streets and utilities.

 All planned developments shall be located on roads with a minimum Classification of major arterial. Each area within a Pd project developed for residential (including open space and recreation), commercial or industrial land use shall be zoned separately according to the appropriate zoning district.

(   Objectives.  To carry out the purpose of this section, a PD district must provide the following, as appropriate:

  (1) A range in the types of residential environment including types of housing, types of ownership and community facilities available.

  (2) Nonresidential land uses, if any, which provide convenient service, employment an access and yet which are separated from residential areas by the use of landscaping and natural buffers.

  (3) Conservation of natural topographical and geological features with emphasis upon:

a.  Conservation of existing surface and sub-surface water resources;
b. Preservation of major trees and other significant natural environmental features;
c.  Prevention of soil erosion

  (4) An efficient network of streets and utilities appropriate to serve the land uses within the PD district.

  (5) A master development plan to guide the PD with specific development obljective included in restrictive covenants.

(c) Definitions. For the purpose of this section, the following terms shall have the meaning immediately set forth after the term.

  (1) Master development plan. A written and graphic submission for a planned development which represents a tract of land, proposed subdivision, the location and bulk of buildings and other structures, density of development, public and private streets, parking facilities, common open space, public facilities and all covenants relating to use thereof. The master development plan is submitted in conjunction with a rezoning application for the PD district.

  (2) Open Space. Land within or related to a development, not individually owned or dedicated for public use, which is designed and intended for the common ownership and use by the residents of the developments and may include complementary structures and improvements as are necessary and appropriate.

  (3) Residential land uses. Any variety of residence types as permitted within respective separately zoned areas of the PD, and as shown on the approved master development.

  (4) Nonresidential land uses. Those designated areas which are not residential land uses, which includes but is not limited to : commercial or industrial zoned land, common open space, private streets, drives, service and parking areas, recreation and other open space areas.

  (5) Ownership types. These include all types of residential development including, but not limited to, single-family, duplex, apartments, townhouses, rental, such that ownership may be fee simple, leas purchase, leased or rented, and common ownership of open spaces, recreation facilities, streets and parking areas.

  (6) Net land area. The area calculated in terms of net acres, or the land devoted to residential, commercial or industrial use exclusive of streets, rights of way, flood hazard areas and public lands.

  (7) Maximum allowable net density. The total number of dwelling units or housing structures per unit of land based on the net land area.

  (8) Planned shopping center. An area within a PD which contains a group of commercial establishments having a building composition that is an architectural unit and is not a miscellaneous assemblage of stores; and is planned, developed, analyzed as a unit, related in location, size and type of shops to the trade area that the unit serves, and provides on-site parking in relation to the types and size of stores.

  (9) Preliminary concept plan. A preliminary plan of the proposed planned development, of sufficient accuracy to be used for purpose of reviewing the proposed land sues and general layout.

 (10) Planned industrial district. An area within a PD project designed for industrial uses with streets, utilities and common architectural controls regulated by a master development plan and restrictive covenants.

 (11) Comprehensive land use plan. The comprehensive long-range plan containing policies to guide the growth and development of Henry County, which includes the analysis, recommendations and proposals for the county's population, economy, housing, transportation, community facilities and land use.

 (12) Professional consultant. The person who is a registered and or certified engineer, architect or planner who prepared the plan, within the scope of their respective legal responsibilities.

(d)  General Requirements for a Planned Development District:

  (1) Area. The minimum area required for a PD district shall be ten (1) contiguous acres of land. The Planning board may consider projects with less acreage where the applicant can demonstrate that a smaller parcel will meet the purpose and objectives of the PD district.

  (2) Ownership. The tract of land proposed for PD development shall be in one (1) ownership, or if in several ownerships, the application for zoning amendment shall be filed jointly by all of the owners of the properties included in the plan. Any subsequent change in owners of the properties involved, or in anyone having a legal or equitable interest in the property, shall be reported to the community development department. Failure to provide information on property ownership status shall result in the planning board and board of commissioners withdrawing approval.

  (3) Location of PD district. The Pd district shall be applicable to areas located on major arterial roads and where public water and sewerage facilities are available and installed.

  (4) Permitted uses:
   a. Residential Uses: Residences may be of a variety of housing types and ownership types. Single-family detached, attached single-family, cluster homes, two family homes, town houses, and multiple family residential developments may be permitted within respective separate zoning districts of the PD.

  (1) Residential developments which require R-3, RD or RM zoning districts shall occupy no more than twenty-five (25) percent of the net land area developed for residential land use in those classifications. The remainder of the property shall be other residential, commercial, industrial zoning classifications and open space.

  (2) The maximum allowable net density for single-family residential development for R-3 detached single-family dwellings and cluster homes shall be no more than three and six-tenths (3.6) dwellings per acre.

  (3) The maximum allowable net density for RD two-family dwellings shall be two and nine-tenths (2.9) dwellings per acre.

  (4) The maximum allowable net density for RM multiple family living units including apartments and townhouses shall be eight (8) dwelling units per acre.

  (5) Public buildings and recreation facilities for use of the residents of the PD is permitted. The restrictions as to the use of these facilities shall be set forth in the covenants and restrictions for the PD development.

  b. Office Uses: Office developments shall be designed and landscaped in a manner which is compatible with residential development and which provides for through traffic circulation that does not interfere with residential areas in the PD. Office uses shall include those customarily permitted in an IO office institutional district.

  c. Commercial Uses: Commercial developments shall include those uses in C-1 or C-2 districts which are part of a planned shopping center or service center. Commercial development shall be designed and landscaped in a manner which is compatible with residential development and which provides for through traffic circulation which does not interfere with residential areas in the PD. No outside storage or materials or equipment shall be permitted in commercial areas in a PD.

  d. Industrial Uses: Industrial development within a PD shall be designed and landscaped in a manner which is compatible with residential development. Industrial areas in a PD shall be designed as an industrial park with covenants and restrictions concerning building appearance and landscaping. Any uses permitted within a M-1 District shall be permitted with the exception of the following:

    1. Armories
    2. Cold storage, ice plants and freezer lockers.
    3. Garage and repair shops.

 No outside storage of materials or equipment shall be permitted adjacent to residential districts in a PD.

(e) Application Procedure:

  (1) Preliminary concept plan review. Before an application for rezoning of a PD is authorized, the applicant shall submit a preliminary concept plan for review by the community development department. The department shall coordinate review of the plan and provide a report to the planning commission. The plan shall be submitted to the planning commission for a review at a public meeting. The planning commission shall review the plan and provide comments and recommendations within thirty (3) days. Notice of the time and place of the public meeting shall be posted on the property and newspaper advertisement no less than fifteen (15) days prior to the planning commission meeting.

  (a) Required Information: The preliminary concept plan shall include the following information:

    1. Planned development name
    2. The owner an developer of the property.
    3. Architect, engineer or planner who designed the plan.
    4. Location or orientation map of the property.
    5. Legal description of the parcel
    6. Date, scale, north arrow.
    7. Acreage in total tract.
    8. Topography at ten-foot contour intervals.
    9. Proposed land use and net acreage
   10. Proposed street layout.
   11. Proposed lot layout.
   12. Proposed buffers, open space and natural environmental features such as surface drainage and open water.
   13. General location of proposed buildings to be used for commercial, industrial, recreational or public facility uses.

  (b) Rezoning: Following preliminary concept plan review and approval by the planning commission, the developer of the PD project may apply for rezoning pursuant to the requirements of Article XVI of the zoning ordinance, and master development plan approval.

(2) PD master development plan approval request. A master development plan which incorporates the comments and modifications made by the planning commission in its review of the preliminary concept plan shall be submitted with the application for rezoning.

The master development plan shall include the following information:

a. A site plan for complete development of the planned development project drawn to a scale of one (1) inch equals fifty (50) feet or one (1) inch equals one hundred (100) feet. The plan shall include information contained on the preliminary concept plan and all modifications previously made by the planning commission. The plan shall include one (1) or more sheets, as necessary, to accurately show the following information:

  1. Property information:
  (i)  Planned development project name.
 (ii)  Owner and developer of the property.
 (iii) Architect, engineer or planner who designed the plan.
 (iv)  Date, scale and north arrow.
  (v) An area map showing adjacent property owners, zoning classifications of adjacent parcels, and existing land use within five hundred (500) feet of the property for the PD project.
 (vi)  A legal description of the parcel.

  2. Existing conditions:
  (i) Exising topographical features of the site, with a minimum contour interval of five (5) feet. The outline of wooded areas and surface drainage such as streams, lakes and wetlands shall be shown.
  (ii) Soil conditions according to U.S. Soil Conservation Service Classifications for Henry County.
  (iii) The location of any flood hazard areas subject to a 100 year flood according to the Henry County Flood Damage Prevention Ordinance. The location of the 100 year flood shall be shown relative to contour elevations.
  (iv) The location and extent of any aircraft approach zones over the subject PD property.
  (v) The location of any existing property lines within the parcel; the location, width, right of way, and names of any existing roads: railroads: utility rights of way or easements; and existing buildings and structures.
  (vi) Existing public facilities such as sanitary sewers, water mains, storm drainage facilities, culverts, bridges, and other underground or above-ground facilities within the parcel to be developed, or within the rights of way of roads bordering the parcel, with sizes, grades and invert elevations from field surveys or other sources.

  3. Proposed development conditions:
  (i)    Phases of the proposed development.
  (ii) The location and extent of the proposed interior road system, including pavement and right of way width.
  (iii) Delineation of the proposed residential areas and zoning districts, including the location of residential land uses, and dwelling unit types, total number of dwelling units, and total number of lots, and number and percentage allocation by dwelling unit type.
  (iv) Proposed layout and dimensions of lots within each proposed residential zoning district.
  (v) Calculation of residential density in dwelling units per net acres, by zoning districts and dwelling unit type proposed.
  (vi) The delineation of proposed nonresidential areas and zoning district, including lot layout and dimensions, and general location of proposed buildings.
  (vii)  The interior common open space system.
  (viii) Proposed dedication or reservation of land for public use, including streets, parks, schools, and other public buildings and facilities.
  (ix) Proposed improvements to existing community facilities including roads, sewers, drainage and water facilities adjoining or near the site.

 b. A written report shall be submitted by the applicant which contains the following information concerning the master development plan:

    1. General description of the proposal.
    2. Detailed legal description.
    3. Proposed standards for development, including restrictions on the use of the property, density standards, yard requirements and restrictive covenants.
    4. Proposed dedication or reservation of land for public use, including streets, easements, parks and school sites.
    5. Exceptions or variations form the requirements of the zoning ordinance and subdivision ordinance, if any, (for) that area being requested.
    6. Plans for the provision of utilities , including water, sanitary sewer and drainage facilities and appropriate calculations regarding the sizing of drainage areas and pipes.
    7. A report from the Henry County Water and Sewerage Authority, or municipal authority, as appropriate, indicating the adequacy of sanitary sewer and water services.
    8. Plans for the protection of abutting properties.
    9. Plans for the maintenance of common open space areas.
   10. Tables showing the total number of acres in the proposed development and the percentage designation for each type of proposed land use, including public facilities. Information shall be provided in net acres.
   11. Tabulations of the overall net density for residential uses.
   12. An explanation of phasing or stages of the PD project.
   13. Adequacy and arrangement of vehicular traffic access and circulation including intersections, road widths, channelization structures and traffic controls.
   14. Adequacy and arrangement of pedestrian traffic access and circulation including separation of pedestrian from vehicular traffic, and pedestrian convenience.
   15. Location, arrangement, appearance and sufficiency of off-street parking and loading.
   16. Location, arrangement, size and placement of buildings, lighting and signs.
   17. Certification by the applicant that a professional consultant is being utilized in the planning process for the PD project, including preparation of the application.
   18. Planned development projects for which two thousand (2,000) or more average daily vehicle trips will be generated and/or which at least twenty-thousand (20,000) gallons per day of sewage treatment plant capacity will be required must submit with application an environmental impact report. The report shall follow the format prepared by the community development department. The report shall objectively discuss positive and negative impacts of the proposed development on land uses; public water and sewerage facilities; traffic patterns, volumes and road improvements; storm drainage facilities, school enrollment; tax base and economic bas, natural vegetation; wildlife habitat; and, area appearance and aesthetics. The report shall be prepared by a professional consultant.

  (f) Review of Application. In reviewing the application for PD preliminary development plan approval and zoning approval, the planning board and board of commissioners shall consider those items listed in section 3-7-313 (Review of application for amendment) concerning zoning map amendments.

  The consideration of a PD District approval or disapproval and master development plan shall also include, but not be limited to, the following:

   (1) Relation to the comprehensive plan;
   (2) Adequacy and arrangement of vehicular traffic access and circulation including intersections, road widths, channelization structures and traffic controls;
   (3) Adequacy and arrangement of pedestrian traffic access and circulation including separation of pedestrian from vehicular traffic, and pedestrian convenience;
   (4) Location, arrangement, appearance and sufficiency of off-street parking and loading;
   (5) Location, arrangement, size and placement of buildings(s), lighting and signs;
   (6) Arrangement of landscape features and buffer areas;
   (7) Adequacy of public water supply;
   (8) Adequacy of storm water and sanitary waste disposal facilities; and
   (9) Adequacy of structures, roadways, in areas with moderate to high susceptibility to flooding and ponding and/or erosion.
(Ord. No. 80-23, 12-19-89)


Sec. 3-7-158. FP: flood protection district.

  (a) Purpose. Within the land area covered by this chapter, there exists land which is subject to periodic flooding and inundation. Development of these lands is regulated by provisions contained in the Federal Insurance Administration Flood Hazard Boundary Map for Henry County of which is made a part of the Henry County Zoning Ordinance by reference.

  The flood hazard boundary maps (FHBM) and the flood insurance rate maps
(FIRM) for Henry County are also made a part of the Henry County Zoning Ordinance by reference and shall be used to determine the location and extent of flood-prone areas.

  (b) Permitted Uses. Any use permitted in provisions of the Henry County Flood Protection..



(ATTACHED, ZONING MAP)












       (b 6.) - APPRAISAL OF PARKSIDE PHASE III DATED AS OF APRIL 3, 1996
                            PREPARED BY JOHN K. SELFE III










April 3, 1996



Mr. Burt Blackmon                        RE: Killearn Properties, Inc.
First Community Bank                         Parkside Phase III
McDonough, Georgia                           Stockbridge, Georgia



Dear Mr. Blackmon:

In response to your request, the undersigned has completed an appraisal of the captioned property.

Please be informed that a careful and personal inspection was made of this site and due consideration was given to all factors and forces that influence property values at the subject location. Based upon the information that I have gathered and applied to the subject property, and upon my general experience in the field of real estate appraising, and as a result of my investigations and findings it is my considered and professional opinion that the subject property warrants a Market Value as of this date of:


ONE MILLION ONE HUNDRED FIFTY THOUSAND DOLLARS
($1,150,000)


The attached report is the culmination of careful analysis of the subject property and the economic factors influencing its Market Value. The data reasoning utilized in arriving at this value estimate are also presented in the attached report.

I thank you for this assignment and if I can be of further service to you in this or other matters, please do not hesitate to call on me.




Respectfully submitted,
/s/   John K. Selfe, III
JOHN K. SELFE, III




BASIC ASSUMPTIONS AND LIMITING CONDITIONS



This appraisal is subject to the following conditions:


1. The legal description/survey furnished is assumed to be correct. No responsibility is assumed for matters legal in character nor is any opinion rendered as to the title, which is assumed to be good and marketable and in fee simple.

2. All existing liens and encumbrances have been disregarded unless otherwise stated, and the property is appraised as though free and clear under responsible ownership and competent management

3. Any proposed or incomplete improvements included in this report are assumed to be completed in accordance wath approved plans and specifications and in a workmanlike manner.

4. Information furnished by others is believed to be reliable, but no responsibility is assumed for its accuracy.

5. Any sketches, plats or drawings included in this report are included to assist the reader in visualizing the property. We have made no survey of the property, and assume no responsibility in connection with such matters

6. Unless otherwise noted herein, it is assumed that there are no encroachments, zoning restrictions, or violations existing in the subject property.

7. We are not required to give testimony or attendance in court by reason of this appraisal, with reference to the property in question unless arrangements have been made previously therefor.

8. Disclosure of the contents of this appraisal report is governed by. the Bylaws and Regulations of the National Association of Real Estate
Appraisers.

Therefore, except as hereinafter provided, the party for whom this appraisal report was prepared may distribute copies of this appraisal report, in is entirety, to such third part3.es as nay be selected by the party for whom this appraisal report shal1 not be given to third parties without the prior consent of the signatories of this appraisal report. Further neither all nor any part of this appraisal report shall be disseminated to the general public by the use of advertising media or other media for public communication without the prior written consent of the signatories of this appraisal report.

9. No responsibility is assumed for engineering matters, neither structural or mechanical. Good structure and mechanical conditions are assumed to exist, and no opinion as to these matters is to be inferred or construed from the attached report.

10. The value estimte applies only to the entire property, and. cannot be prorated to individual portions or fractional interests. Any proration or division of interest will invalidate the value estimate, unless such proration or division of interests is set forth in this report.

11. The forecasts or projections included in this report are utilized to assist in the valuation process. They are based on current market conditions, current short-term supply and demand factors,, and continued stable economy. These forecasts are, therefore, subject to changes in future conditions which cannot be accurately predicted by the appraiser, and these changes could affect the future income and/or value estimates.

12. In this appraisal assignment the existence of potentially hazardous material such as asbestos, urea formaldehyde foam isolation, radon gas, or any other toxic material, has not been considered. The appraiser is not qualified to detect such substances and, if desired, recommend that the client retain an expert in this field.

13. It is assumed that all utilities are available to the subject property, and that no undue expense wi11 be incurred in providing them to the site.



PICTURE     SUBJECT SITE


PICTURE     SUBJECT SITE STREET



MAP     PLAT OF UNIT ONE




IDENTIFICATION AND PURPOSE OF APPRAISAL

Description of Property
The subject property consists of 64 proposed lots in phase III of Parkside. The property is located Approximately 2 miles south of Stockbridge and is part of the Eagles Landing Development. Subdivision is located approximately 2 miles east of Interstate 75.

Date of Appraisal
April 1, 1996

Legal Description
Land Lot 1 of the 7 District and Land Lot 1 of the 11 District, Henry County, Georgia, containing 21.97 acres.

Property Rights Appraised
Fee Simple Interest

Zoning
The subject property is zoned RM , within a Planned Development
District.  This subdivision is also restricted by covenants.

Utilities
The utilities available are as follows: electricity, public water, telephone, cable television, and sewage. No utility problems can be anticipated.

Street
Street will be paved with asphalt per code. The subdivision wi11 have curbs, storm sewers, street lights and underground electricity.




IDENTIFICATION AND PURPOSE OF THE APPRAISAL, (CONT.)

Definition of Market Value
"The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:
a.  buyer and sel1 er are typically motivated;
b. both parties are well informed or well advised, and each acting in what he considers his own best interest;
C.  a reasonable time is allowed for exposure in the open market;
d. payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and
e. the price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale.

Definition of Highest and Best Use
"That reasonable and probable use that will support the highest present value, as defined, as of the effective date of the appraisal."
(Real Estate Appraisal Terminology, published by the American Institute of Real Estate Appraisers and the Society of Real Estate Appraisers,1975.)




IDENTIFICATION AND PURPOSE OF THE APPRAISAL, (CONT.)



Highest and Best Use of the Subject Property
The highest and best use of a site is subject to the dynamics of the marketplace and thus is not defined in permanent terms but rather is a concept whereby the utility of a site evolves depending upon the character of the market as defined by the pulsating parameters of supply and demand. Thus, as one evaluates a property's highest and best use, one obviously needs to examine the specific constraints governing present and alternative uses of the property. The specific time at which the highest and best use is evaluated recognizes the market forces that ultimately create value.

The American Institute of Real Estate Appraisers in their authoritative text, The Amraisal of Real Estate, 8th Edition, 1983, defines highest and best use as follows:

     "The reasonable and probable use that supports the highest present value, as defined, as of the date of the appraisal. Alternatively, it is said to be the use, from among reasonably probable and legal alternative uses, found to be physically possible, appropriately supported, financially feasible, and that results in the highest present land value.

Obiviously, the highest and best use of a property is a determination made in subjective terms based on the appraiser's judgement and analytical skills. In layman's terms, the highest and best use is that use which will yield the owner the greatest potential benefit, generally interpreted and measured an terms of present and future income streams generated from the subject.





IDENTIFICATION AND PURPOSE OF THE APPRAISAL, (CONT.)

Hiqhest and Best Use of the Subject Property, (cont.)
Appraisal literature breaks down the analysis of highest and best use into the following four areas:
    1.) physically possible uses;
    2.) legally permissible uses;
    3.) financially feasible uses; and
    4.) maximally productive uses.
Site Analysis
In ascertaining the highest and best use of a site, it is necessary to study the four previously mentioned factors. These are physical adaptability of the site, legality of use, the marketability of the use, and the most profitable use. While normally the legality of use and physical adaptability of a site is readily ascertainable, rarely is the most profitable marketable use apparent. As previously mentioned, the Subject property is zoned RM. Uses permitted in this District are included in this report. See attached.
This zoning could be described as favorable but somewhat limited in its Utilization.
Physically, all the lots have appropriate access with a minimum of 70 feet of road frontage and are large enough to allow for most uses under the current zoning. No utility problems can be anticipated.
Out of the possible and permissable uses, the next step is to consider those used which will produce a positive return to the owner (i.e.
feasible uses) . Given the economic growth of the neighborhood, and the propertys specific location, the subject's highest and best use is the current zoning (Planned Development District).



DESCRIPTION OF LOTS

There will be 64 total lots in Phase III. Blocks and numbers are as follows.
Block D, Lots 14 thru 36
Block E, Lots 2 thru 18, and lots 20 thru 43
It is assumed that all lots when developed will meet county guidelines. The subdivision will have curbs, storm sewers, underground electricity, and street lights.
The other amenities for Parkside include, clubhouse, swimming pool, playground, and nature trail.

The homes in Parkside range from $120,000 to $165,000. They are considered semi-custom homes with good functional utility. Exterior maintenance and upkeep is considered good. Location is considered very good. Overall, the lots and improvements are very marketable and should experience a high absorption rate. The railroad is effecting the second phase but should not effect the subject lots.


MAP    AREA MAP




METROPOLITAN ATLANTA OVERVIEW

The City of Atlanta is considered the financial, communication, and transportation center of the southeastern region of the United States. Atlanta serves as the seat of the Fulton County government and as the capital city of the State of Georgia. Atlanta has consistently had one of the stronger economies in the United States, attributable largely to its strategic location, diversified economic base, and lack of physical and geographic barriers.

The Atlanta Metropolitan Statistical Area (MSA) was enlarged from 15 to 18 counties in the 1980 population census. As of December 31, 1980, the population of the 15 county MSA was about 2,064,200 the 18th largest in the nation. Since that tine, the three additional counties, Coweta, Barrow and Spalding, have MSA population increases of 110,200 persons for a total 1980 MSA population of 2,174,000. By December 31, 1990 the population in the 18 county area had increased to 2,914,000.

The Atlanta MSA was first enlarged in 1973 from 5 to 15 counties, making long term analysis of population trends difficult. At year end 1974 (the first full year after the expansion) the total Metro population was 1,791,400. The net growth between 1974 and 1980 was 272,800 persons or 15.2%. The population in this region is expected to increase to 3,334,000 by the year 1995, which represents a growth of 14.4% from December 1990.





Employment


The Atlanta MSA had a non-agricultural employment force of 1,513,200 as of July, 1994. In the five year period from December 1985 to December 1990, the total non-agricultural employment of the Atlanta Metro Area increased by 185,380 persons; this represents an increase of about 15% over the five year period.

The employment mix has remained fairly stable and well-diversified. A breakdown by employment group for the 18 county Atlanta MSA as of April, 1994, was:


           NON-AGRICULTURAL EMPLOYMENT BY INDUSTRY


         IMUSTRY              #EMPLOYED         % of TOTAL EMPLOYED

         Mining                  1,000                     0%
         Construction           55,900                     4%
         Retail Trade          268,800                    17%
         Wholesale Trade       136,700                     9%
         Transportation        139,900                     9%
         Services              378,300                    26%
         Manufacturing         184,100                    12%
         Government            230,800                    16%
         Real Estate           117,900                     7%

         Totals              1,513,200                   100%

The current unemployment rate for the Atlanta MSA is 4.3% (down from 4.9% in July, 1991), which is lower than the State of Georgia's 5.4%, and the U.S. average of 5.8%.





METROPOLITAN ATLANTA OVERVIEW (CONT.)

An evidence of Atlanta's emergence from a regional city to a national trade and business center, most of the fortune 500 top industrial firms in the nation have operations in Atlanta. Additionally, over twenty companies have chosen to located their national and/or international headquarters in Atlanta including the following firms:

Coca Cola International, Coca Cola Enterprises, Georgia Gulf, Georgia Pacific, Goldkist, National Service Industries, Cxford Industries, Scientific Atlanta, Equifax, Genuine Parts, Turner Broadcasting, Delta Air Lines, Holiday Inn, Colonial Pipeline, United Parcel Services, Bank South-Wachovia, Suffrust Bank, Home Depot, Bell South, Southern Company, and Oglethorpe Power.

Some of the large manufacturing employers in this region include General Motors, Lockheed of Georgia, Western Electric - AT&T, Ford Motor Company, and Atlantic Steel. This widely diverse manufacturing base accounts for about 12% of the Atlanta area's total employment. After gaining 21,300 jobs in 1993, the area has been forecated as adding 39,000 jobs in 1995.






METROPOLITAN ATLANTA OVERVIEW (CONT.)

Convention Center

Another pertinent factor should be noted regarding the economic base of Atlanta. The city is rapidly becoming known as one of the nations most important convention centers, ranking fourth nationally in annual delegate attendance. In the ten year period from 1980 to 1990, the number of conventioneers meeting in Atlanta has almost doubled increasing from one million to 1.9 million. The construction of the Georgia World Congress Center and 12 major hotels since 1973 has allowed this expansion. The World Congress Center, a trade show and convention facility, houses the largest single-level exhibition hall in the world at 650,000 square feet, which was expanded to 952,000 square feet in 1992. It contains 70 meeting rooms, a 2,000 seat auditorium (with simultaneous language-translating services), and a 33,000 square feet ballroom. The center was expanded in 1992 to a total of 2.1 million square feet.

Government

The local government of the City of Atlanta consists of a mayor and an aldermanic board, both having reasonably good relationships with the local business community. The majority of involved parties has the common goal of gaining for Atlanta the reputation as an international city. As stated earlier, Atlanta serves not only as the Fulton County Government seat, but as the Capital City of the State of Georgia. The city is also the regional headquarters for various federal agencies.



METROPOLITAN ATLANTA OVERVIEW (CONT.)

Summary
In summary, the basic forces which influence real estate values are currently considered to be favorable and in reasonable harmony. These forces may be separated into the following categories: population, economic, governmental, and social. The preceding paragraphs have addressed the more important elements within each category, specifically as they relate to the influences on real property values in the Atlanta Region. During the late 1980s and early 1990s, the national as well as the local economies experienced recessionary characteristics. However, based partially on current increases in occupancy levels and consumer spending, we believe the economy is beginning to show signs of recovery. It is concluded that in general these forces are currently combining to afford this area a very positive outlook with regard to anticipated levels of demand for local real estate. Having hosted the 1994 National Football League Championship "Superbowl" and the 1996 International Summer Olympic Games, the local economy has experienced short and long-term positive impact. The impact has reached almost every facit of the local economy and the perception of Altanta as an international city. Because of the anticipated continued growth in demand, the potential for the likelihood of increasing real estate values in the Altanta area and in the subject vicinity is good.


HENRY COUNTY OVEWIEW

Henry County has recently become the fastest growing county in the Metro Atlanta area. Located just south of downtown Atlanta and bisected by Interstate 75, the population has increased by over 50% in the last ten years.

During the last two decades, north Henry County, including Stockbridge has witnessed unimaginable growth. North Henry is, by far, the residential and retail center of the county. The population has more than doubled since 1970.

Central- Henry County, including the county seat of McDonough, has also experienced growth. About 37% of the county's population is located in central Henry County.

Hampton and Locust Grove are the holdouts. The growth in these two areas has been very slight. Currently, these two towns are expected to be the last in the county to develop. However, the proposed Outer Perimeter Highway and the proposed second Atlanta Airport could have significant impact on their development.

Henry County has a young, relatively well-educated population. The median age is just over 30 with a median house-hold income of $40,208. For the year 1989, 95% Of the potential workforce was employed.

Henry County has been fortunate to receive its share of industrial Development. Japan-based NEC Technologies got the ball rolling in 1985 when they announced plans to build their first plant in Georgia. They have been followed by BellSouth Services, Carbonic Industries, Ecolab, Toppan Interamerica, Disco, and more recently, Pep Boys, Nestle, and Ford Motor Company Parts Distribution.

Henry County has been very fortunate over the last ten years. Henry County has Planned and managed our remarkable growth. The balanced growth between residential, industrial and retail is expected to make Henry County the Crown Jewel of the Southern crescent for the next 20 years.

                       HENRY COUNTY DEMOGRAPHIC DATA

                                       1980                  CURRENT

POPULATION                             36,309                 59,300
AVERAGE HOUSEHOLD INCOME              $20,644                $40,208
AVERAGE PER CAPITA EBI                $10,101                $16,187
TOTAL RETAIL SALES               $116,937,000           $248,125,000




                       MAJOR EMPLOYERS IN HENRY COUNTY

OVER 500 EMPLOYEES
Henry County Schools              1400
Snapper Power Equipment            856
Henry General Hospital             750


250-499 EMPLOYEES
NEC Technologies                  487
Dowling Textile Mftg. Co.         285
Smead Manufacturing Co.           281
Southern States                   261


100-249 EMPLOYEES
Georgia Pacific Corporation       112
Hoyne Industries, Inc.            230

50-99 EMPLOYEES
International Paper Co.            92
Siumns Manufacturing Co.           90
Toppan InterAmerica, Inc.          75
Costal Chemical Co.                63
Ecolab                             60
Faulkner Concrete Pipe co.         55
Ceramic & Metal Coatings           50
Hospitex/American Supply           50




HENRY COUNTY



Known as the "Mother of Counties," Henry County was split up to form several adjoining counties, including Fulton, Dekalb and Clayton. Named after Patrick Henry, the county was ceded by the Creek Indians in the Treaty of 1821. McDonough, the county seat was incorporated in 1823. Stockbridge began as a settlement in 1829. Locust Grove was named for a grove of flowering locust trees and incorporated in 1893. Hampton was named for a Confederate war hero and has a number of historical- houses and the Atlanta International Raceway.

As one of Georgia's fastest growing counties, Henry County is strategically located on the southeastern side of Atlanta where 675 and 75 connect. Henry County, originally a cotton-growing county, was devastated during the Civil War. Rebuilding, the county concentrated on diversification and became independent of cotton and is now home to many industries and offices, including a major Federal Aviation Administration Facility. With quick interstate access, Henry County has developed into a bedroom community for Atlanta.

Henry County has become a popular location with Hollywood directors. Movies like "Glory" and "Murder in Mississippi" were filmed in Henry County.

Henry County's Atlanta Motor Speedway holds the record for the largest attendance (92,000+) at a one day, paid sporting event.

Henry County's Eagles Landing Country Club is host to the LPGA golf tournament.


                       MILEAGE METER
                     (from mid-county)

Atlanta Motor Speedway                             8 miles
Cyclorama                                         27 miles
Disney World                                     450 miles
Downtown Atlanta                                  29 miles
Fulton County Stadium                             22 miles
Hartsfield International Airport                  19 miles
Interstate 20                                     26 miles
Interstate 285                                    19 miles
Interstate 675                                     8 miles
Six Flags Over Georgia                            39 miles
Southlake Mall                                    14 miles
Stone Mountain                                    42 miles
Zoo Atlanta                                       27 miles




MAP      HENRY COUNTY






Neighborhood Data

The subject property is located in the Northern sector of Henry
County. The neighborhood could roughly be defined as being bound by Jodeco Road to the South, the City Of Stockbridge to the North,
State Highway 42 to the East and Interstate 75 to the West. This area is suburban, with 65% single family residences, 5% commercial, 5% Multi, and 25% vacant. The growth rate for this area is steady with some increases in property values. The supply/demand seems to be in balance. Marketing time is considered to be four to six months with average market appeal. Overall Henry County is one of the fastest growing counties in Metro Atlanta and should be able to absorb all the subject prcperties within 2.5 years. ( this includes existing lots
The Eagles Landing Development is one of the nicest and most successful developments in Henry County and the State of Gerogia. Homes are valued from 150 thousand to 1.3 million. The Golf Course will be hosting an LPGA Tour event this summer.
Parkside price range will is $90,000 to $140,000. There are two similar developments, with comparable priced houses within 4 miles of subject.
They are, St. Andrews and The Vineyards. These two developments have sold 52 and 73 units respectively during the past year. Killearn Properties is also the developer of Windsong, with houses ranging from $135,000 to $210,000. This development has sold 44 units during the same time frame.
It is the opinion of the undersigns that based on these facts and taking into consideration the price range of the units in Parkside that the market will absorb 3.5 units per month. Phase I of Parkside has sold 59 lots in five months.


Neiqhborhood Data

Parkside sold 2.1 lots per month from January 1995 thru January 1996. The property was under poor management over this period. Up until January 1995, Parkside had averaged over four lots per month. Killearn Properties has put the subdivision under new management. Since February 1996, Parkside has sold eight lots and has seven more under contract. This is an absorption rate of five lots per month when April is included. Considering all data, an absorption rate of 3.5 lots per month is appropriate.



APPROACHES TO VALUE


The Cost Approach to Value is based on the theory that the value of a property is the sum of the value of the land plus the reproduction cost of all the improvements, less depreciation from all causes.

The Income Approach to Value is based on the theory that the present value of a property is equal to the present value of its future capacity to produce income including the proceeds of a sale at a future date.

The most readily accepted method of valuing vacant sites is the Direct Sales Comparison Approach to Value. This approach involves the analysis of sales of competitive properties. A comparison is made between the appraised property and the comparable sales which have sold within a reasonably close time frame. The essence of the Direct Sales Comparison Approach to Value is to discover what competitive properties have sold for in order to determine the market value indication of the appraised property. From the data a pattern generally emerges to indicate a value for the subject.

Due to the nature of the subject property it is necessary to combine the income and sale comparison approach. The sales comparison approach is used to establish a value for each lot. The absorption rate determines at what rate the lots will sell (income stream). The income approach is then used to establish the present value of the sales (income stream).





COMPARABLE SITE SALES

 Sale No. 1
 Location:          Hollaway Road
 Grantor:           Killearn Properties
 Grantee:           Steele
 Date of Sale:      March 1994
 Lot Size:          18.832 acres
 Sales Price:       $296,200
 Zoning:            RM with a single family residence variance.
 Reference:         Deed Book 1845 Page 105
 Comments:          Location is considered equal. Comparable is zoned
                    RM. $15,728 per acre in a small tract.  Has sewage.

 Sale No. 2
 Location:          Jodeco Road
 Grantor:           Killearn Properties
 Grantee:           Cameron
 Date of Sale:      August 1994
 Lot Size:          33.44 acres
 Sales Price:       $501,600
 Zoning:            RM with a single family residence variance.
 Reference:         Deed Book 1935 Page 328
 Comments:          This is a sale of the subject. Comparable is zoned
                    RM. $15,000 per acre with sewage.




COMPARABLE SITE SALES (CONT.)




 Sale No. 3
 Location:          Corner of Jodeco Road and McCurry Road
 Grantor:           Corbin
 Grantee:           Steele
 Date of Sale:      October 1994
 Lot Size:          24.804 acres
 Sales Price:       $452,4OO
 Zoning:            RM with a single family residence variance.
 Reference:         Deed Book 1943 Page 87
 Comments:          Loccation is considered superior. Comparable is zoned
                    RM. .$18,238 per acre. One corner lot was available for commercial use. Has sewage.





COMPARABLE SITE SALES (CONT.)

 Sale No.  4
 Location:..         Brannan Road
 Grantor:            Clark
 Grantee:            Henry County Board of Education
 Date of  Sale:      January 1995
 Lot Size:           30.706 acres
 Sales Price:        $307,100
 Zoning:             RA: residential-agricultural
 Reference:          Deed Book 2021 Page 38
 Comments:           Location is considered equal. Comparable is zoned
                     RA. $10,001 per acre with sewage.

 Comparable site sales range from $10,001 to $18,238 per acre. Taking into consideration the size of all comparables is the most similar to subject and was given the most weight. The subjects price per acre is established at $15,000 per acre or $329,550.




COST APPROACH TO VALUE

Definition of Cost Approach to Value
In this process, the land value is estimated separately through a market comparison. The properties which were chosen for comparison and adjustment to the Subject site are considered to be under similar environmental and economic influences. The details of these "comparable" site sales are listed in a preceding section of this report. The value estimate by the Cost Approach is then arrived at by adding the estimated land value to the depreciated value of the improvements.
The rationale of this approach is that the replacement of cost new plus land value represents the upper limit of value.
Deduction of depreciation from all causes, if properly estimated, should reflect market value.


Depreciation
Depreciation of the subject improvements is an important factor in the Cost Approach to Value. It has been defined by the American Institute of Real
Estate Appraisers in its Appraisal Terminology Handbook as follows:
Depreciation...An effect caused by deterioration and/or obsolenscence. Deterioration is evidenced by wear and tear, decay, dry rot, cracks, encrustations,or structural defects. Obsolescence is divisible into two parts, functional and economic. Functional obsolescence is the adverse effect on value resulting from defects in design and impaired utility. It can also be caused by changes over the years that havemade some aspect of the structural, material, or design obsolete by current standards. Functional obsolescence may be due to poor plan, mechanical inadequacy or superadequacy, functional inadequacy or superadequacy due to size, age, or other. It is evidenced by conditions within the property. Economic obsolescence is caused by factors external to the property, such as inharmonious property uses. It is caused by adverse factors which result in some degree of market rejection. The extent of this item is the extent of the loss in market value.






COST APPROACH TO VALUE (CONT.)
 Costs:
 Engineering and Surveying       $ 51,100
 Land Value                      $329,550
 Clearing and Grading            $ 39,895
 Storm Drainage                  $ 63,090
 Water                           $ 55,803
 Sewer                           $l40,831
 Curbing                         $ 30,353
 Paving                          $ 68,700
 Club House and Pool             $100,000
 Landscaping and Sign                 n/a
 Contingencies                   $ 90,000

 Cost Estimate          say    $   968,322

 These figures for this cost estimate were taken from the figures supplied by the developer and from the undersigns professional experience of appraising other similar developments. In the final reconciliation all emphasis was given the sales Comparison Approach which was integrated With the Income Approach. This approach is considered much more reliable when dealing with this type development.



DIRECT SALES COMPARISON APPROACH TO VALUE

A comparable analysis has been made of properties thought to be generally under similar influences. Our analysis of these sales has utilized the price per lot unit of comparison. The features influencing the value of a site such as the subject include general location, size, road frontage, availability of utilities, topography, zoning,, and time of sale.
The comparable sales are located in Henry County and are considered to be under similar influences as the subject. All sales are situated within two miles of the subject and are vacant residential lots in subdivisions. Comparables are as follows:

Comparable # 1
Subdivision:            Lot 8F Parkside
Location:       .       same subdivision
Date of Sale:           March 1996
Financing:              typical
Number of lots:         one
Total Price:            $22,500.00
Average per Lot:        $22,500.00,
Utilities:              elec., water, sewer
Streets:                public, paved, curbs, storm sewer
Size:                   approximately 10,000 square feet each
Comments:               Typical lots




DIRECT SALES COMPARISON APPROACH TO VALUE (CONT.)

Comparable # 2
Subdivision:            Lot 17F Parkside
Location:       .       same subdivision
Date of Sale:           March 1996
Financing:              typical
Number of lots:         one
Total Price:            $22,500.00
Average per Lot:        $22,500.00,
Utilities:              elec., water, sewer
Streets:                public, paved, curbs, storm sewer
Size:                   approximately 11,000 square feet
Comments:               Typical lot




DIRECT SALES COMPARISON APPROACH TO VALUE (CONT.)

Comparable # 3
Subdivision:            Lot 3F Parkside
Location:       .       same subdivision
Date of Sale:           March 1996
Financing:              typical
Number of lots:         one
Total Price:            $22,500.00
Average per Lot:        $22,500.00,
Utilities:              elec., water, sewer
Streets:                public, paved, curbs, storm sewer
Size:                   approximately 10,000 square feet
Comments:               Typical lot



DIRECT SALES COMPARISON APPROACH TO VALUE (CONT.)

Comparable # 4
Subdivision:            Lot 19F Parkside
Location:       .       same subdivision
Date of Sale:           March 1996
Financing:              typical
Number of lots:         one
Total Price:            $24,000.00
Average per Lot:        $24,000.00,
Utilities:              elec., water, sewer
Streets:                public, paved, curbs, storm sewer
Size:                   12,000 square feet
Comments:               Typical subdivision



DIRECT SALES COMPARISON APPROACH TO VALUE (CONT.)

Comparable # 5
Subdivision:            Lot 26F Parkside
Location:       .       same subdivision
Date of Sale:           April 1996 - Under Contract
Financing:              typical
Number of lots:         one
Total Price:            $20,000.00
Average per Lot:        $20,000.00,
Utilities:              elec., water, sewer
Streets:                public, paved, curbs, storm sewer
Size:                   10,000 square feet
Comments:               Typical lot









DIRECT SALES COMPARISON APPROACH TO VALUE (CONT.)

Correlation of Values

Comps 1 thru 5 range frcn $20,000 to $24,000 per lot. From these sales a price per square foot of $22,000 can be supported. The comparables used are considered very similar to the subject. The comps are also in Parkside and give a good indication of value.




FINAL RECONCILLATION OR INCOME APPROACH

Cash Sellout

Having derived the retail lot prices and projected absorption (3.5 lot month), the next step is to determine deductions from the gross retail proceeds. These deductions include marketing costs, holding costs (taxes),, and entrepreneurial or investor's profit. Marketing costs include sales commissions and advertising. We have projected this category at 5% of gross sales. With a development of this size, the holding costs are $125,per lot, per year. Entrepreneurial profit represents the return required to induce an investor to undertake the risk associated with acquiring the unsold lots and marketing lots over the projected sellout period. Our research indicates that typical investors by the lots to make money on the improvements not the lots. Profit is not deducted in this market.
Deducting the marketing costs, holding costs, and investors profit results in periodic net revenues. To arrive at a value indication, these periodic net revenues must be discounted to present value. The discount rate selected should reflect the risk incurred by the investor during the sellout period. The discount rate can be viewed as the sum of the rate earned on a "safe" investment such as a treasury bill or certificate of deposit, plus a premium to account for risk. Currently, treasury bills and certificates of deposit yield between 3% and 6%. As there is some economic uncertainty at present, we have considered a 5% risk premium appropriate, yielding a range of between 8% & 11%. We have concluded that an 8% rate reasonable reflects the market for the subject property. The discount rate has been applied on a future value basis. That is the net present value of the future proceeds.



FINAL RECONCILIATION (CONT.)


We have projected a sellout period of 2.5 years which is an absorption rate of 3.5 lots per month. This includes 41 existing lots.
From the Direct Sales Comparison Approach we have established a value of $22,000 for each of the 64 lots in phase III.


           64 Lots:         $22,000 x 64 = $1,408,000.00

                          gross proceeds = $1,,408,000.00

Expenses And Profit:

sales commission/marketing expense @ 5% x lot values        $70,400

taxes   @          $125 per lot x 64 x lst year sell out    $ 8,000

taxes   @          $125 per lot x 64 x 2nd year sell out    $ 8,000

taxes              $125 per lot x 16 x 3rd year sell out    $ 2,000

                          Gross Receipts      $1,408,000
                                             -$    70,400
                                             -$    18,000

                                    Value      $1,319,600

The market should be able to absorb all 64 lots in 2.5 years. The discount rate is 8% for a 2.50 year period. The present value of the proposed lots is $1,131,341. We estimate the 64 lot phase III of Parkside to have a present value of:

                                              $1,150,000

ONE MILLION ONE HUNDRED FIFTY THOUSAND DOLLARS
(ROUNDED)




INSERT     3-7-149 HENRY COUNTY CODE

(3) Crop gardens.
(4) Local, state and federal governmental buildings.
(5) Publicly owned and operated parks and recreation areas.
(6) Temporary buildings and storage of materials in conjunction with construction or a building on a lot or adjacent lots where residential construction is taking place.
(c)Accessory Uses. Those accessory uses common to all single-family residential districts.
(d)Conditional Uses. Upon application to, and recommendation by the planning commission and favorable decision thereon by the board of county commissioners, the following conditional uses are permitted in this district:
(1) Those conditional uses common to all single family residential districts with the exception of garage apartments and basement apartments.
(2) Move-in houses.
(e)Conditional Exceptions. Those conditional exceptions common to all single family residential districts with the exception of taxidermy.
(f) Space Limits:
(1) Minimum lot are - 30,000 square feet
(2) Minimum lot width - 125 feet
(3) Minimum front yard - 60 feet from right of way line
(4) Minimum side yard - 30 feet (15 feet each side)
(5) Minimum rear yard - 40 feet
(6) Maximum height - 35 feet
(7) Minimum floor area (heated space) - 800 square feet (per dwelling unit)
(8) Curb and gutter - Yes
(9) Paved driveway - Yes
(10)Sewage system - Sanitary sewer required
(11)Water system - County water system

(Ord. No. 90-09,9-19-90)

Sec. 3-7-149.  RM:  multiple family residence district.

(a) Purpose: It is the intent of this district to provide for the development of multiple family residences at moderate to high densities on lots where public water and sewer systems are provided.
(b) Permitted Uses:
(1) Multiple-family dwellings, including fee simple townhouses or cluster homes.
(2) Boarding and rooming houses
(3) Local, state and federal governmental buildings.
(4) Publicly owned and operated parks and recreation areas.
(5) Temporary buildings and storage of materials in conjunction with construciton of a building on a lot or adjacent lots where residential construction is taking place.
(c) Accessory Uses. None
(d) Conditional Uses. Upon application to, and recommendation by the planning commission and favorable decision theron by the board of county commissioners, the following conditional uses are permitted in this district:
Those conditional uses common to all single family residential districts with the exception of garage apartments and basements apartments.
(e) Conditional Exceptions. Those conditional exceptions common to all single-family residential districts with the exception of taxidermy.
(f) Space Limits:
(g) Miscellaneous Provisions. For the purpose of promoting innovative design and building sitting, all multiple-family developments shall be treated as one
(1) lot with setbacks applying to exterior property lines. The maximum permissible density for a multiple-family development shall be ten (10) dwelling units per acre. Any portion of a multiple family site designated as floodplain shall not be included in the density calculation. (Ord. No. 89-19, 11-7-89)
1. Minimum lot area - 5,445 sq feet per dwelling unit, 18 dwelling units/acre.
2. Minimum lot width - 100 feet.
3. Minimum Front yard - 60 feet from right of way line.
4. Minimum side yard - 15 feet
5. Minimum rear yard - 20 feet
6. Maximum height - 4 stories or 45 feet, whichever is less
7. Minimum floor area heated space - 650 square feet for a one bedroom unit;
950 square feet per two bedroom unit;(and for three or more bedroom units,) 200 additional square feet per bedroom.
8. Curb and gutter - Yes
9. Paved driveway - Yes
10.Sewage system - Sanitary sewer required
11.Water system - County water system
Sec. 3-7-150 RMH: mobile home development district.
a.Purpose. It is the purpose of this district to accommodate mobile home developments in accordance with the procedures, requirements and limitations set forth in Article IX of theis chapter. Within such developments, mobile home developments may be established subject to the requirements and limitations set forth in these and other regulations of Henry County. It is intended that such mobile home developments shall be so located, designed, and improved as to provide a desirable residential environment, protection from potentially adverse neighboring influences, protection from adjacent residential properties, and access for vehicular traffic without traversing local streets in adjoining residential neighborhoods. Mobile home developments, including mobile home parks and mobile home subdivisions, shall be located on a thoroughfare having the minimum classification of arterial.
b. Permitted Uses:
(1).Mobile homes on individual lots.
(2).Mobile home developments and communities including mobile home parks and subdivisions.
(3).Manufactured housing.
(4).Local, state and federal governmental buildings.
(5).Publicly owned and operated parks and recreation areas.
c. Accessory Uses:
(1).One (1) office/maintenance building incidental to use by residents of a mobile home park.
(2).Commercial and service establishments intended to serve only persons within the mobile home park when located within mobile home parks and occupying not more.




INSERT - GENERAL NOTES

GENERAL NOTES:
1. OWNER/DEVELOPER
KILLEARN PROPERTIES, INC. OF GEORGIA
100 EAGLE'S LANDING WAY
STOCKBRIDGE, GA  30281
PHONE  770-389-2020
24 HR. CONTACT:  JOE WILLIAMS
3. PHASE THREE CONTAINS 21.97 ACRES AND 64 LOTS.
4. PROPERTY IS ZONED RM.
5. BUILDING SETBACKS ARE AS FOLLOWS:
   FRONT YARD         40'
   SIDE YARD          10'
   REAR YARD          40'
   CUL-DE-SAC FRONT   30'
6. PROPERTY WILL BE SERVED BY PUBLIC SANITARY
   SEWER AND WATER SUPPLIED BY HENRY CO.




INSERT MAP OF SUBJECT AREA
</R



Promissory Note # 1  ($ 194,155.00 )

Borrower's Name and Address
"I" includes each borrower below, jointly and severally.
THE WIMBERLY INVESTMENT FUND, L.P.
Suite 300
300 Corporate Center Dr.
Morrow, Ga.  30260

Lender's Name and Address
"You" means the Lender, its successors and assigns.
KILLEARN, INC.
100 Eagle's Landing Way
Stockbridge, Ga., 30281

Loan Number:
Date:          January 15, 1998
Maturity Date: January 15, 1999
Tax ID#:  58-2025217

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of ONE HUNDRED THOUSAND ONE HUNDRED FIFTY FIVE AND 00/100--------------Dollars $194,155.00.

SINGLE ADVANCE: I will receive all of this principal sum on January 15, 1998. No additional advances are contemplated under this note.

INTEREST: I agree to pay interest on the outstanding principal balance from January 28, 1998 at the rate of 8.5% per year until January 15, 1999

ACCRUAL METHOD:  Interest will be calculated on a ACTUAL/365 day basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

At a rate equal to 10% per annum

PAYMENTS:  I agree to pay this note as follows:

INTEREST:  I agree to pay accrued interest on January 15, 1999

PRINCIPAL:  I agree to pay the principal on January 15, 1999

SECURITY: This note is separately secured by (describe separate document by type and date):

26,780 shares of common stock of KILLEARN PROPERTIES, INC.

PURPOSE:  The purpose of this loan is Investment

SIGNATURES AND SEALS: IN WITNESS WHEREOF, I have signed my name and affixed my seal on this 28th day of January, 1998. By doing so, I agree to the terms of this Note (including those on page 2). I have received a copy on today's Date.

THE WIMBERLY INVESTMENT FUND, L.P.

BY: /s/ JAMES M. BAKER
   ------------------------------------
       President of G.P.

SIGNATURE FOR LENDER

/s/ J.T. WILLIAMS, JR.
- ---------------------------------------
J. T. Williams, Jr., PRESIDENT








Promissory Note # 2 ($ 2,092,712.50 )


Borrower's Name and Address
"I" includes each borrower below, jointly and severally.
THE WIMBERLY INVESTMENT FUND, L.P.
Suite 300
300 Corporate Center Dr.
Morrow, Ga.  30260

Lender's Name and Address
"You" means the Lender, its successors and assigns.
KILLEARN, INC.
100 Eagle's Landing Way
Stockbridge, Ga., 30281

Loan Number:
Date:          January 15, 1998
Maturity Date: January 15, 1999
Tax ID#:  58-2025217

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of TWO MILLION NINETY TWO THOUSAND SEVEN HUNDRED TWELVE AND 51/100--------------Dollars $2,092,712.50.

SINGLE ADVANCE: I will receive all of this principal sum on January 15, 1998. No additional advances are contemplated under this note.

INTEREST: I agree to pay interest on the outstanding principal balance from January 15, 1998 at the rate of 8.5% per year until January 15, 1999

ACCRUAL METHOD:  Interest will be calculated on a ACTUAL/365 day basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

At a rate equal to 10% per annum

PAYMENTS:  I agree to pay this note as follows:

INTEREST:  I agree to pay accrued interest on January 15, 1999

PRINCIPAL:  I agree to pay the principal on January 15, 1999

SECURITY: This note is separately secured by (describe separate document by type and date):

288,650 shares of common stock of KILLEARN PROPERTIES, INC.

PURPOSE:  The purpose of this loan is Investment

SIGNATURES AND SEALS: IN WITNESS WHEREOF, I have signed my name and affixed my seal on this 15th day of January, 1998. By doing so, I agree to the terms of this Note (including those on page 2). I have received a copy on today's Date.

THE WIMBERLY INVESTMENT FUND, L.P.

BY: /s/ JAMES M. BAKER
   ------------------------------------
       President of G.P.

SIGNATURE FOR LENDER

/s/ J.T. WILLIAMS, JR.
- ---------------------------------------
J. T. Williams, Jr., PRESIDENT



DEFINITIONS: As used on page 1, "__" means the terms that apply to this loan. "I," "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.

APPLICABLE LAW: The law of the state of Georgia will govern this note. Any term of this note which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.

PAYMENTS: Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST: Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal advanced at that time. You and I may provide in this agreement for accrued interest not paid when due to be added to principal. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to here (either before or after maturity).
 If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.

INDEX RATE: The index will serve only as a device for setting the rate on this note. You do not guarantee by selecting this index, or the margin, that the rate on this note will be the same rate you charge on any other loans or class of loans to me or other borrowers.

ACCRUAL METHOD: The amount of interest that I pay on this loan will be calculated using the interest rate and accrual method stated on page 1 of this note. For the purpose of interest calculation, the accrual method will determine the number of days in a "year." If no accrual method is stated, then you may use any reasonable accrual method for calculating interest.

POST MATURITY RATE: For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS: If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph below, or if we have agreed that accrued interest not paid when due may be added to principal.

MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.

PAYMENTS BY LENDER: If you are authorized to pay, on my behalf, charges I am obligated to pay (such as property insurance premiums), then you may treat those payments made by you as advances and add them to the unpaid principal under this note, or you may demand immediate payment of the charges.

SET-OFF: I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.

"Right to receive money from you" means:

(1) any deposit account balance I have with you;
(2) any money owed to me on an item presented to you or in your possession for collection or exchange; and
(3) any repurchase agreement or other nondeposit obligation.

"Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.

If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax deferred retirement account.

You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.

REAL ESTATE OR RESIDENCE SECURITY: If this note is secured by real estate or a residence that is personal property, the existence of a default and your remedies for such a default will be determined by applicable law, by the terms of any separate instrument creating the security interest and, to the extent not prohibited by law and not contrary to the terms of the separate security instrument, by the "Default" and "Remedies" paragraphs herein.

DEFAULT:  I will be in default if any one or more of the following occur:
(1) I fail to make a payment on time or in the amount due; (2) I fail to keep the property insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided; (7) I do or fail to do something which causes you to believe that you will have difficulty collecting the amount I owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change;
(10) I fail to plant, cultivate and harvest crops in due season; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly credible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

REMEDIES: If I am in default on this note you have, but are not limited to, the following remedies:
(1) You make demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued charges).
(2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "Set-Off" paragraph herein.
(3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.
(4)  You may refuse to make advances to me or allow purchases on credit by me.
(5)  You may use any remedy you have under state or federal law.

By selecting any one or more of these remedies you do not give up your right to later use any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to later consider the event as a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY'S FEES: I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee, not to exceed 15 percent of the principal and interest then owed, you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

WAIVER: I give up my rights to require you to do certain things. I will not require you to:
(1)  demand payment of amounts due (presentment);
(2)  obtain official certification of nonpayment (protest);
(3)  give notice that amounts due have not been paid (notice of dishonor); or
(4) give me notice prior to seizure of my personal property when you are seeking to foreclose a secured interest in any of my personal property used to secure a commercial transaction.

I waive any defenses I have based on suretyship or impairment of collateral.

OBLIGATIONS INDEPENDENT: I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee of endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may do so without any notice that is has not been paid (notice of dishonor). You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval.

CREDIT INFORMATION: I agree and authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit reporting agency). I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.

NOTICE: Unless otherwise required by law, any notice to me shall be given by delivering it or by mailing it by first class mail addressed to me at my last known address. My current address is on page 1. I agree to inform you in writing of any change in my address. I will give any notice to you my mailing it first class to your address stated on page 1 of this agreement, or to any other address that you have designated.







SECURITY AGREEMENT  # 1 ( $ 194,155.00 )

(Collateral Pledge Agreement)


Date:     January 28, 1998

Debtor:        THE WIMBERLY INVESTMENT FUND, L.P.

Business
Or Residence   Suite 300
Address:       300 Corporate Center Drive

City, State
& Zip Code:    Morrow, Ga., 30260

Secured Party: KILLEARN, INC.

Address:       100 Eagle's Landing Way

City, State
& Zip Code:    Stockbridge, Ga., 30281

1.        SECURITY INTEREST AND COLLATERAL.

To secure the debt, liability or obligation of the Debtor to secured party evidence by the following: Promissory note dated January 28, 1998 in the amount of $194,155.00 between the parties and any extensions, renewals or replacements thereof therein referred to as the "Obligations").

Debtor hereby grants Secured Party a security interest (herein called the "Security Interest") in the property owned by Debtor and held by Secured Party that is described as follows: 26,780 shares of the common stock of KILLEARN PROPERTIES, INC. together with all rights in connection with such property (herein called the "Collateral").

2. REPRESENTATIONS, WARRANTIES AND COVENANTS. DEBTOR REPRESENTS, WARRANTS AND COVENANTS THAT:

          (a) Debtor will duly endorse, in blank, each and every instrument constituting Collateral by signing on said instrument or by signing a separate document of assignment or transfer, if required by Secured Party.
          (b) Debtor is the owner of the Collateral free and clear of all liens, encumbrances, security interests and restrictions, except the Security Interest and any restrictive legend appearing on any instrument constituting Collateral.
          (c) Debtor will keep the Collateral free and clear of all liens, encumbrances and security interests, except the Security Interest.
          (d) Debtor will pay, when due, all taxes and other governmental charges levied or assessed upon or against any Collateral.
          (e) At any time, upon request by Secured Party, Debtor will deliver to Secured Party all notices, financial statements, reports or other communications received by Debtor as an owner or holder of the Collateral.
          (f) Debtor will upon receipt deliver to Secured Party in pledge as additional Collateral all securities distributed on account of the Collateral such as stock dividends and securities resulting from Stock splits, reorganizations and recapitalizations.

THIS AGREEMENT CONTAINS ADDITIONAL PROVISIONS SET FORTH ON PAGES 2 AND 3 HEREOF, ALL OF WHICH ARE MADE A PART HEREOF.

DEBTOR'S NAME:
THE WIMBERLY INVESTMENT FUND, L. P.

By: /s/ JAMES M. BAKER
   ------------------------------------
Title: President of G. P.
      ---------------------------------
















SECURITY AGREEMENT # 2 ( $ 2,092,712.50 )

(Collateral Pledge Agreement)


Date:     January 15, 1998

Debtor:        THE WIMBERLY INVESTMENT FUND, L.P.

Business
Or Residence   Suite 300
Address:       300 Corporate Center Drive

City, State
& Zip Code:    Morrow, Ga., 30260

Secured Party: KILLEARN, INC.

Address:       100 Eagle's Landing Way

City, State
& Zip Code:    Stockbridge, Ga., 30281

1.        SECURITY INTEREST AND COLLATERAL.

To secure the debt, liability or obligation of the Debtor to secured party evidence by the following: Promissory note dated January 15, 1998 in the amount of $2,092,712.50 between the parties and any extensions, renewals or replacements thereof therein referred to as the "Obligations").

Debtor hereby grants Secured Party a security interest (herein called the "Security Interest") in the property owned by Debtor and held by Secured Party that is described as follows: 288,650 shares of the common stock of KILLEARN PROPERTIES, INC. together with all rights in connection with such property (herein called the "Collateral").

2. REPRESENTATIONS, WARRANTIES AND COVENANTS. DEBTOR REPRESENTS, WARRANTS AND COVENANTS THAT:

          (a) Debtor will duly endorse, in blank, each and every instrument constituting Collateral by signing on said instrument or by signing a separate document of assignment or transfer, if required by Secured Party.
          (b) Debtor is the owner of the Collateral free and clear of all liens, encumbrances, security interests and restrictions, except the Security Interest and any restrictive legend appearing on any instrument constituting Collateral.
          (c) Debtor will keep the Collateral free and clear of all liens, encumbrances and security interests, except the Security Interest.
          (d) Debtor will pay, when due, all taxes and other governmental charges levied or assessed upon or against any Collateral.
          (e) At any time, upon request by Secured Party, Debtor will deliver to Secured Party all notices, financial statements, reports or other communications received by Debtor as an owner or holder of the Collateral.
          (f) Debtor will upon receipt deliver to Secured Party in pledge ass additional Collateral all securities distributed on account of the Collateral such as stock dividends and securities resulting from Stock splits, reorganizations and recapitalizations.

THIS AGREEMENT CONTAINS ADDITIONAL PROVISIONS SET FORTH ON PAGES 2 AND 3 HEREOF, ALL OF WHICH ARE MADE A PART HEREOF.

DEBTOR'S NAME:
THE WIMBERLY INVESTMENT FUND, L. P.

By: /s/ JAMES M. BAKER
   ------------------------------------
Title: President of G. P.
      ---------------------------------


ADDITIONAL PROVISIONS

3. RIGHTS OF SECURED PARTY. Debtor agrees that Secured Party may at any time, whether before or after the occurrence of an Event of Default and without notice or demand of any kind, (i) notify the obligor on or issuer of any Collateral to make payment to Secured Party of any amounts due or distributable thereon, (ii) in Debtor's name or Secured Party's name enforce collection of any Collateral by suit or otherwise, or surrender, release or exchange all or any part of it, or compromise, extend or renew for any period any obligation evidenced by the Collateral, (iii) receive all proceeds of the Collateral, and (iv) hold any increase or profits received from the Collateral as additional security for the Obligations, except that any money received from the Collateral shall, at Secured Party's option, be applied in reduction of the Obligations, in such order of application as Secured Party may determine, or be remitted to Debtor.

4. EVENTS OF DEFAULT. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"); (i) Debtor shall fail to pay any or all of the Obligations when due or (if payable on demand) on demand, or shall fail to observe or perform any covenant or agreement herein binding on it; (ii) any representation or warranty by Debtor set forth in this Agreement or made to Secured Party in any financial statements or reports submitted to Secured Party by or on behalf of Debtor shall prove materially false or misleading; (iii) a garnishment summons or a writ of attachment shall be issued against or served upon the Secured Party for the attachment of any property of the Debtor or any indebtedness owing to Debtor; (iv) Debtor or any guarantor of any Obligation shall (A) be or become insolvent (however defined); (B) voluntarily file, or have filed against it involuntarily, a petition under the United States Bankruptcy Code; or (C) if a corporation, partnership or organization, be dissolved or liquidated or, if a partnership, suffer the death of a partner or, if an individual, die; or (D) go out of business; (v) Secured Party shall in good faith believe that the value then realizable by collection or disposition of the Collateral, after deduction of expenses of collection and disposition, is less than the aggregate unpaid balance of all Obligations then outstanding; (vi) Secured Party shall in good faith believe that the prospect of due and punctual payment of any or all of the Obligations is impaired.

5. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Event of Default and at any time thereafter, Secured Party may exercise any one or more of the following rights or remedies: (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand; (ii) exercise all voting and other rights as a holder of the Collateral; (iii) exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including the right to offer and sell the Collateral privately to purchasers who will agree to take the Collateral for investment and not with a view to distribution and who will agree to the imposition of restrictive legends on the certificates representing the Collateral, and the right to arrange for a safe which would otherwise qualify as exempt from registration under the Securities Act of 1933; and if notice to Debtor of any intended disposition of the Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least 10 calendar days prior to the date of intended disposition or other action; (iv) exercise or enforce any or all other rights or remedies available to Secured Party by law or agreement against the Collateral, against Debtor or against any other person or property. Upon the occurrence of the Event of Default described in Section 4(iv)(B), all Obligations shall be immediately due and payable without demand or notice thereof.

6. MISCELLANEOUS. Any disposition of the Collateral is the manner provided in Section 5 shall be deemed commercially reasonable. This
Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party. A waiver signed by Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party's rights or remedies. All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Debtor shall be deemed sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, to Debtor at its address set forth above or at the most recent address shown on Secured Party's records. Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Secured Party need not otherwise preserve, protect, insure or care for any Collateral. Secured Party shall not be obligated to preserve any rights Debtor may have against prior parties, to exercise at all or in any particular manner any voting rights which may be available with respect to any Collateral, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. Debtor will reimburse Secured Party for all expenses (including reasonable attorney's fees and legal expenses) incurred by Secured Party in the protection, defense or enforcement of the Security Interest, including expenses incurred in any litigation or bankruptcy or insolvency proceedings. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by Debtor and delivered to Secured Party, and Debtor waives notice of Secured Party's acceptance hereof. This Agreement shall be governed by laws of the state in which it is executed and, unless the context otherwise requires, all terms used herein which are defined in Articles 1 and 9 of the Uniform Commercial Code, as in effect in said state, shall have the meanings therein stated. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. If this Agreement is signed by more than one person as Debtor, the term "Debtor" shall refer to each of them separately and to both or all of them jointly, all such persons shall be bound both severally and jointly with the other(s); and the Obligations shall include any debts, liabilities and obligations owed to Secured Party by a Debtor solely or by both or several or all Debtors jointly or jointly and severally, and all property described in Section 1 shall be included as part of the Collateral, whether it is owned jointly by both or all Debtors or is owned in whole or in part by one (or more) of them.


PROMISSORY NOTE

$384,750.00                                                January 8, 1998

    FOR VALUE RECEIVED, the undersigned, Proactive Technologies, Inc., a Delaware corporation (the "Maker"), promises to pay to the order of O. Mason Hawkins and Ann Butterfield Hawkins (collectively, "Hawkins") and the principal sum of THREE HUNDRED EIGHTY-FOUR THOUSAND SEVEN HUNDRED FIFTY DOLLARS ($384,750.00) on the earlier of (i) July 6, 1998, or (ii) the date that the shareholders of Killearn Properties, Inc. ("Killearn") are paid consideration pursuant to a merger between Maker and Killearn (such earlier date, the "Due Date"), and interest from the date hereof at the "prime rate" of interest announced from time to time in the Wall Street Journal plus 1% per annum, payable on the Due Date. Interest shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed.

    This Note constitutes the promissory note referenced in that certain Put and Call Agreement dated December 24, 1997 by and between Maker and Hawkins. This Note and the indebtedness evidenced hereby are secured by a pledge of 40,500 shares of common stock of Killearn pursuant to the terms of that certain Pledge Agreement of even date herewith.

    Maker, at its option, may prepay the indebtedness evidenced by this Note, in whole or in part, without penalty or premium. Any partial prepayment of this Note shall be applied first to accrued and unpaid interest under this Note, and thereafter to outstanding principal.

    The principal amount of this Note, and all accrued and unpaid interest shall be payable to Hawkins in such coin and currency of the United States of America as at the time of payment shall be legal tender therein for payment of public and private debts, and may be made by Maker's check payable to the order of Hawkins, mailed by first-class mail, postage prepaid, to Hawkins at 6410 Poplar Avenue, Suite 900, Memphis, Tennessee 38119, or such other address as Hawkins shall notify Maker in writing.

    This Note may not assigned or transferred by Hawkins and any attempt to assign or transfer shall be void without the prior written approval of Maker. This Note shall be deemed to be made under, and shall be construed in accordance with and governed by the laws of the State of Florida, without regard to the conflicts of laws principles thereof. This Note shall be binding upon maker and its successors and assigns, and shall inure to the benefit of Hawkins an their respective heirs, executors, representatives and assigns.

    IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first written above.

                                               PROACTIVE TECHNOLOGIES, INC.


                                               /s/  Mark A. Conner
                                               MARK A. CONNER,
                                               President




PROMISSORY NOTE

$394,250.00                                                January 8, 1998

    FOR VALUE RECEIVED, the undersigned, Proactive Technologies, Inc., a Delaware corporation (the "Maker"), promises to pay to the order of O. Mason Hawkins ("Hawkins") the principal sum of THREE HUNDRED NINETY-FOUR THOUSAND TWO HUNDRED FIFTY DOLLARS ($394,250.00) on the earlier of (i) July 6, 1998, or (ii) the date that the shareholders of Killearn Properties, Inc. ("Killearn") are paid consideration pursuant to a merger between Maker and Killearn (such earlier date, the "Due Date"), and interest from the date hereof at the "prime rate" of interest announced from time to time in the Wall Street Journal plus 1% per annum, payable on the Due Date. Interest shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed.

    This Note constitutes the promissory note referenced in that certain Put and Call Agreement dated December 24, 1997 by and between Maker and Hawkins. This Note and the indebtedness evidenced hereby are secured by a pledge of 40,500 shares of common stock of Killearn pursuant to the terms of that certain Pledge Agreement of even date herewith.

    Maker, at its option, may prepay the indebtedness evidenced by this Note, in whole or in part, without penalty or premium. Any partial prepayment of this Note shall be applied first to accrued and unpaid interest under this Note, and thereafter to outstanding principal.

    The principal amount of this Note, and all accrued and unpaid interest shall be payable to Hawkins in such coin and currency of the United States of America as at the time of payment shall be legal tender therein for payment of public and private debts, and may be made by Maker's check payable to the order of Hawkins, mailed by first-class mail, postage prepaid, to Hawkins at 6410 Poplar Avenue, Suite 900, Memphis, Tennessee 38119, or such other address as Hawkins shall notify Maker in writing.

    This Note may not assigned or transferred by Hawkins and any attempt to assign or transfer shall be void without the prior written approval of Maker. This Note shall be deemed to be made under, and shall be construed in accordance with and governed by the laws of the State of Florida, without regard to the conflicts of laws principles thereof. This Note shall be binding upon maker and its successors and assigns, and shall inure to the benefit of Hawkins an their respective heirs, executors, representatives and assigns.

    IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first written above.

                                               PROACTIVE TECHNOLOGIES, INC.


                                               /s/  Mark A. Conner
                                               MARK A. CONNER,
                                               President




PROMISSORY NOTE

$475,000.00                                                January 8, 1998

    FOR VALUE RECEIVED, the undersigned, Proactive Technologies, Inc., a Delaware corporation (the "Maker"), promises to pay to the order of W.
Reid Sanders ("Sanders") the principal sum of FOUR HUNDRED AND SEVENTY
FIVE THOUSAND DOLLARS ($475,000.00) on the earlier of (i) July
6, 1998, or (ii) the date that the shareholders of Killearn Properties, Inc. ("Killearn") are paid consideration pursuant to a merger between Maker and Killearn (such earlier date, the "Due Date"), and interest from the date hereof at the "prime rate" of interest announced from time to time in the Wall Street Journal plus 1% per annum, payable on the Due Date. Interest shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed.

    This Note constitutes the promissory note referenced in that certain Put and Call Agreement dated December 24, 1997 by and between Maker and Hawkins. This Note and the indebtedness evidenced hereby are secured by a pledge of 40,500 shares of common stock of Killearn pursuant to the terms of that certain Pledge Agreement of even date herewith.

    Maker, at its option, may prepay the indebtedness evidenced by this Note, in whole or in part, without penalty or premium. Any partial prepayment of this Note shall be applied first to accrued and unpaid interest under this Note, and thereafter to outstanding principal.

    The principal amount of this Note, and all accrued and unpaid interest shall be payable to Hawkins in such coin and currency of the United States of America as at the time of payment shall be legal tender therein for payment of public and private debts, and may be made by Maker's check payable to the order of Hawkins, mailed by first-class mail, postage prepaid, to Hawkins at 6410 Poplar Avenue, Suite 900, Memphis, Tennessee 38119, or such other address as Hawkins shall notify Maker in writing.

    This Note may not assigned or transferred by Hawkins and any attempt to assign or transfer shall be void without the prior written approval of Maker. This Note shall be deemed to be made under, and shall be construed in accordance with and governed by the laws of the State of Florida, without regard to the conflicts of laws principles thereof. This Note shall be binding upon maker and its successors and assigns, and shall inure to the benefit of Hawkins an their respective heirs, executors, representatives and assigns.

    IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first written above.

                                               PROACTIVE TECHNOLOGIES, INC.


                                               /s/  Mark A. Conner
                                               MARK A. CONNER,
                                               President

PLEDGE AGREEMENT

    THIS PLEDGE AGREEMENT ("Pledge Agreement") is made this 9th day of January, 1998, by Proactive Technologies, Inc., a Delaware corporation ("Pledgor"), and
O. Mason Hawkins (Pledgee").

                                RECITALS:

    WHEREAS, Pledgee and Pledgor have entered into that certain Put and Call Agreement dated December 24, 1997 (the "Agreement"), pursuant to which Pledgee granted a call to Pledgor to purchase 41,500 shares of the common stock
(the "Shares") of Killearn Properties, Inc., a Florida corporation (Killearn");

    WHEREAS, on January 6, 1998, Pledgor exercised the call to purchase the Shares;

    WHEREAS, Pledgor has executed and delivered that certain Promissory Note dated of even date herewith, payable to Pledgee in the principal amount of $394,250.00 (the "Note"), representing the purchase price of the Shares; and

    WHEREAS, to secure payment of the Note, Pledgee has required Pledgor to grant to Pledgee a security interest in the Shares pursuant to the terms and conditions of this Pledge Agreement.

    NOW THEREFORE, in consideration of the mutual covenants set forth herein and intending to be legally bound, Pledgee and Pledgor hereby agree as follows:

    1. Pledge. Pledgor hereby pledges and grants to Pledgee a security interest in the Shares to secure the timely payment of all principal and interest due under the Note (the "Indebtedness").

    2. Delivery and Possession of Shares. All certificates or instruments representing or evidencing the Shares shall be delivered to and held by Pledgee pursuant hereto and shall be accompanied by a duly executed stock power in blank. Pledgee shall hold the Shares and all certificates or instruments related to the Shares, including the Note, until such time as Pledgor has satisfied its Indebtedness. As long as no Event of Default (as defined in Section 3 hereof) has occurred (i) Pledgee may not sell, transfer, assign, encumber or dispose of the Shares during the term hereof, and (ii) Pledgor shall have the right to vote the Shares, to receive dividends on the Shares and to exercise any other rights of ownership of the Shares.

    3.   Events of Default

        (a) The occurrence of any of the following shall constitute an "Event of Default" under this Pledge Agreement:

            (i) Failure by Pledgor to pay the principal or interest under the Note when due, if such failure continues for a period of ten (10)days after written notice of such failure is given to Pledgor or Pledgee.






           (ii) The appointment of a receiver for Pledgor or for any of Pledgor's assets, or any assignment for the benefit of creditors or filing of a petition under bankruptcy, insolvency or debtor's relief law that is not dismissed within 90 days of such filing, or for any readjustment of indebtedness, composition or extension by Pledgor.

       (b) If an event of Default shall occur and be continuing, Pledgee may exercise any right or remedy provided by the Commercial Code of the State of Tennessee, as the same may be in effect from time to time, Including, without limitation, the right of foreclosure.

    4. Amendment. No amendment or waiver of any provision of this Pledge Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Pledgee and Pledgor, and then such waiver or consent shall be effective only in the Specific instance and for the specific purpose for which given.

    5. Notices. All notices required hereunder shall be in writing and shall be deemed given and received upon personal delivery (whether by courier or messenger delivery) to the person for whom intended, or by facsimile (confirmed receipt), or upon depositing such notice in the United States Mail, postage prepaid, addressed to the party for whom intended at the following address:

Pledgee:                     O. Mason Hawkins
                             6410 Poplar Avenue, Suite 900
                             Memphis, Tennessee 38119
                             Facsimile: 901-818-5210

Pledgor:                     Proactive Technologies, Inc.
                             7118 Beech Ridge Trail
                             Tallahassee, Florida 32312
                             Facsimile: 850-668-9100

or to such other address as may be designated by written notice given in accordance with the provisions hereof.

    6. Continuing Security Interest, Assignment, Termination. This Pledge Agreement shall create a continuing security interest in the Shares and shall remain in full force and effect until payment in full of the Indebtedness, and be binding upon Pledgee and Pledgor, and their successors and permitted assigns. Pledgee shall not assign or otherwise transfer the Note to any other person or entity, and any attempt to assign or transfer the Note shall be void without the prior written notice to and approval of Pledgor. Upon the payment in full of the Indebtedness, this Pledge Agreement shall terminate and Pledgee shall return to Pledgor the Shares and stock power.

    7. Governing Law. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee, without any regard to the conflicts of law rules thereof.

    8. Counterparts. This pledge Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    9. Captions. The captions used in this Agreement are used for convenience only and are not to be used in construing or interpreting this Pledge Agreement.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Pledge Agreement as of the date written above.

                                                 PLEDGOR:

                                                 PROACTIVE TECHNOLOGIES, INC.


                                                 /s/ Mark A. Conner
                                                 MARK A. CONNER
                                                 President



PLEDGE AGREEMENT

    THIS PLEDGE AGREEMENT ("Pledge Agreement") is made this 9th day of January, 1998, by Proactive Technologies, Inc., a Delaware corporation ("Pledgor"), and
W. Reid Sanders ("Pledgee").

                                RECITALS:

    WHEREAS, Pledgee and Pledgor have entered into that certain Put and Call Agreement dated December 24, 1997 (the "Agreement"), pursuant to which Pledgee granted a call to Pledgor to purchase 50,500 shares of the common stock
(the "Shares") of Killearn Properties, Inc., a Florida corporation (Killearn");

    WHEREAS, on January 6, 1998, Pledgor exercised the call to purchase the Shares;

    WHEREAS, Pledgor has executed and delivered that certain Promissory Note dated of even date herewith, payable to Pledgee in the principal amount of $475,000.00 (the "Note"), representing the purchase price of the Shares; and

    WHEREAS, to secure payment of the Note, Pledgee has required Pledgor to grant to Pledgee a security interest in the Shares pursuant to the terms and conditions of this Pledge Agreement.

    NOW THEREFORE, in consideration of the mutual covenants set forth herein and intending to be legally bound, Pledgee and Pledgor hereby agree as follows:

    1. Pledge. Pledgor hereby pledges and grants to Pledgee a security interest in the Shares to secure the timely payment of all principal and interest due under the Note (the "Indebtedness").

    2. Delivery and Possession of Shares. All certificates or instruments representing or evidencing the Shares shall be delivered to and held by Pledgee pursuant hereto and shall be accompanied by a duly executed stock power in blank. Pledgee shall hold the Shares and all certificates or instruments related to the Shares, including the Note, until such time as Pledgor has satisfied its Indebtedness. As long as no Event of Default (as defined in Section 3 hereof) has occurred (i) Pledgee may not sell, transfer, assign, encumber or dispose of the Shares during the term hereof, and (ii) Pledgor shall have the right to vote the Shares, to receive dividends on the Shares and to exercise any other rights of ownership of the Shares.

    3.   Events of Default

        (a) The occurrence of any of the following shall constitute an "Event of Default" under this Pledge Agreement:

            (i) Failure by Pledgor to pay the principal or interest under the Note when due, if such failure continues for a period of ten (10)days after written notice of such failure is given to Pledgor or Pledgee.

           (ii) The appointment of a receiver for Pledgor or for any of Pledgor's assets, or any assignment for the benefit of creditors or filing of a petition under bankruptcy, insolvency or debtor's relief law that is not dismissed within 90 days of such filing, or for any readjustment of indebtedness, composition or extension by Pledgor.

       (b) If an event of Default shall occur and be continuing, Pledgee may exercise any right or remedy provided by the Commercial Code of the State of Tennessee, as the same may be in effect from time to time, Including, without limitation, the right of foreclosure.

    4. Amendment. No amendment or waiver of any provision of this Pledge Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Pledgee and Pledgor, and then such waiver or consent shall be effective only in the Specific instance and for the specific purpose for which given.

    5. Notices. All notices required hereunder shall be in writing and shall be deemed given and received upon personal delivery (whether by courier or messenger delivery) to the person for whom intended, or by facsimile (confirmed receipt), or upon depositing such notice in the United States Mail, postage prepaid, addressed to the party for whom intended at the following address:

Pledgee:                     O. Mason Hawkins
                             6410 Poplar Avenue, Suite 900
                             Memphis, Tennessee 38119
                             Facsimile: 901-818-5210

Pledgor:                     Proactive Technologies, Inc.
                             7118 Beech Ridge Trail
                             Tallahassee, Florida 32312
                             Facsimile: 850-668-9100

or to such other address as may be designated by written notice given in accordance with the provisions hereof.

    6. Continuing Security Interest, Assignment, Termination. This Pledge Agreement shall create a continuing security interest in the Shares and shall remain in full force and effect until payment in full of the Indebtedness, and be binding upon Pledgee and Pledgor, and their successors and permitted assigns. Pledgee shall not assign or otherwise transfer the Note to any other person or entity, and any attempt to assign or transfer the Note shall be void without the prior written notice to and approval of Pledgor. Upon the payment in full of the Indebtedness, this Pledge Agreement shall terminate and Pledgee shall return to Pledgor the Shares and stock power.

    7. Governing Law. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee, without any regard to the conflicts of law rules thereof.

    8. Counterparts. This pledge Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    9. Captions. The captions used in this Agreement are used for convenience only and are not to be used in construing or interpreting this Pledge Agreement.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Pledge Agreement as of the date written above.

                                                 PLEDGOR:

                                                 PROACTIVE TECHNOLOGIES, INC.


                                                 /s/ Mark A. Conner
                                                 MARK A. CONNER
                                                 President

PLEDGE AGREEMENT

    THIS PLEDGE AGREEMENT ("Pledge Agreement") is made this 9th day of January, 1998, by Proactive Technologies, Inc., a Delaware corporation ("Pledgor"), and
O. Mason Hawkins and Ann Butterfield Hawkins ("Pledgees").

                                RECITALS:

    WHEREAS, Pledgee and Pledgor have entered into that certain Put and Call Agreement dated December 24, 1997 (the "Agreement"), pursuant to which Pledgee granted a call to Pledgor to purchase 40,500 shares of the common stock
(the "Shares") of Killearn Properties, Inc., a Florida corporation (Killearn");

    WHEREAS, on January 6, 1998, Pledgor exercised the call to purchase the Shares;

    WHEREAS, Pledgor has executed and delivered that certain Promissory Note dated of even date herewith, payable to Pledgee in the principal amount of $384,750.00 (the "Note"), representing the purchase price of the Shares; and

    WHEREAS, to secure payment of the Note, Pledgee has required Pledgor to grant to Pledgee a security interest in the Shares pursuant to the terms and conditions of this Pledge Agreement.

    NOW THEREFORE, in consideration of the mutual covenants set forth herein and intending to be legally bound, Pledgee and Pledgor hereby agree as follows:

    1. Pledge. Pledgor hereby pledges and grants to Pledgee a security interest in the Shares to secure the timely payment of all principal and interest due under the Note (the "Indebtedness").

    2. Delivery and Possession of Shares. All certificates or instruments representing or evidencing the Shares shall be delivered to and held by Pledgee pursuant hereto and shall be accompanied by a duly executed stock power in blank.Pledgee shall hold the Shares and all certificates or instruments related to the Shares, including the Note, until such time as Pledgor has satisfied its Indebtedness. As long as no Event of Default (as defined in Section 3 hereof) has occurred (i) Pledgee may not sell, transfer, assign, encumber or dispose of the Shares during the term hereof, and (ii) Pledgor shall have the right to vote the Shares, to receive dividends on the Shares and to exercise any other rights of ownership of the Shares.

    3.   Events of Default

        (a) The occurrence of any of the following shall constitute an "Event of Default" under this Pledge Agreement:

            (i) Failure by Pledgor to pay the principal or interest under the Note when due, if such failure continues for a period of ten (10)days after written notice of such failure is given to Pledgor or Pledgee.


           (ii) The appointment of a receiver for Pledgor or for any of Pledgor's assets, or any assignment for the benefit of creditors or filing of a petition under bankruptcy, insolvency or debtor's relief law that is not dismissed within 90 days of such filing, or for any readjustment of indebtedness, composition or extension by Pledgor.

       (b) If an event of Default shall occur and be continuing, Pledgee may exercise any right or remedy provided by the Commercial Code of the State of Tennessee, as the same may be in effect from time to time, Including, without limitation, the right of foreclosure.

    4. Amendment. No amendment or waiver of any provision of this Pledge Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Pledgee and Pledgor, and then such waiver or consent shall be effective only in the Specific instance and for the specific purpose for which given.

    5. Notices. All notices required hereunder shall be in writing and shall be deemed given and received upon personal delivery (whether by courier or messenger delivery) to the person for whom intended, or by facsimile (confirmed receipt), or upon depositing such notice in the United States Mail, postage prepaid, addressed to the party for whom intended at the following address:

Pledgee:                     O. Mason Hawkins
                             6410 Poplar Avenue, Suite 900
                             Memphis, Tennessee 38119
                             Facsimile: 901-818-5210

Pledgor:                     Proactive Technologies, Inc.
                             7118 Beech Ridge Trail
                             Tallahassee, Florida 32312
                             Facsimile: 850-668-9100

or to such other address as may be designated by written notice given in accordance with the provisions hereof.

    6. Continuing Security Interest, Assignment, Termination. This Pledge Agreement shall create a continuing security interest in the Shares and shall remain in full force and effect until payment in full of the Indebtedness, and be binding upon Pledgee and Pledgor, and their successors and permitted assigns. Pledgee shall not assign or otherwise transfer the Note to any other person or entity, and any attempt to assign or transfer the Note shall be void without the prior written notice to and approval of Pledgor. Upon the payment in full of the Indebtedness, this Pledge Agreement shall terminate and Pledgee shall return to Pledgor the Shares and stock power.

    7. Governing Law. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee, without any regard to the conflicts of law rules thereof.

    8. Counterparts. This pledge Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    9. Captions. The captions used in this Agreement are used for convenience only and are not to be used in construing or interpreting this Pledge Agreement.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Pledge Agreement as of the date written above.

                                                 PLEDGOR:

                                                 PROACTIVE TECHNOLOGIES, INC.


                                                 /s/ Mark A. Conner
                                                 MARK A. CONNER
                                                 President








                                AGREEMENT

    This agreement made and entered into this 2nd day of March 1999 by and between Killearn, Inc. ("Purchaser") and D. Mason Hawkins, Ann Butterfield Hawkins, and W. Reid Sanders ("Sellers"):

                             WITNESSTH THAT

    WHEREAS, Sellers are the owners of a promissory note ("Note") dated January 8, 1998 in the original amount of $1,254,000 executed by Proactive Technologies, Inc. in favor of Sellers, a copy of which is attached hereto as Exhibit "A", and

    WHEREAS, the Note is secured by 132,000 shares of the common stock of Killearn Properties, Inc. and such stock certificates are in the possession of Sellers and,

    WHEREAS, Sellers agree to sell the note, and assign, without recourse, the Note together with the collateral to Purchaser and Purchaser agrees to Purchase such Note with the related collateral under the following terms and conditions;

    NOW THEREFORE, for and in consideration of the foregoing premises, and in consideration of the mutual promises and covenants set forth herein, the receipt and sufficiency thereof are hereby acknowledged, the parties do hereby agree as follows:

    1. Sellers warrant that the present principal balance of the Note is $1,254,000.
    2. Sellers agree to sell the Note and to assign, without recourse the Note and the related collateral to Purchaser upon the payment of $1,150,000.
    3. Purchaser agrees to pay to Sellers $50,000 upon execution of this agreement by both parties, and to pay to Sellers
         $1,100,000 on or before March 25, 1999.
    4. Sellers agree to assign the Note and related collateral to Purchaser simultaneous with the payment in full, of the $1,150,000.
    5. Sellers agree that it will not alter or amend the Note or related collateral without the written consent of Purchaser and that any monies paid on the Note will reduce the amount due from Purchaser by the same amount.
    6. In the event either party seeks enforcement of this agreement by court action, the prevailing party's reasonable legal and court costs shall be paid by the other party.
    7.   This agreement shall be governed by the laws of the State of Georgia.
    8. This agreement is subject to approval by the Maker of the Note of its assignment to Purchaser.
    IN WITNESS WHEREOF, the parties have executed this document as of the date first above written.








Killearn, Inc.                                "Sellers"

                                               /s/ O. Mason Hawkins
                                               O.MASON HAWKINS

                                               /s/ Ann Butterfield Hawkins
                                               ANN BUTTERFIELD HAWKINS

                                               /s/ W. Reid Sanders
                                               W. REID SANDERS





















        (d) - PROXY STATEMENT OF KILLEARN PROPERYIES, INC

















                                      SCHEDULE 14A
                                     (Rule 14a-101)

                         INFORMATION REQUIRED IN PROXY STATEMENT

                                SCHEDULE 14A INFORMATION

                       Proxy Statement Pursuant to Section 14(A)
                        of the Securities Exchange Act of 1934


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
 [ ]Preliminary proxy statement            [ ]Confidential, For Use of the
 [X]Definitive proxy statement                Commission only (as permitted by
 [ ]Definitive additional materials           Rule 14a-6(e)(2))
 [ ]Soliciting material pursuant to Rule
     14a-11(c) or Rule 14a-12

                                  KILLEARN PROPERTIES, INC.
                     (Name of Registrant as Specified in Its Charter)

                                  KILLEARN PROPERTIES, INC.
                     (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
 [ ]No fee required.
 [ ]Fee computed on the table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

    (1)   Title of each class of securities to which transaction applies:
          Common Stock, par value $.10 per share ("Common Stock"), of Killearn Properties, Inc.
    (2)   Aggregate number of securities to which transaction applies:
          661,279 shares of Common Stock:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
          $5.50 per share in cash-out merger.
    (4)   Proposed maximum aggregate value of transaction:
          $3,637,034.50
    (5)   Total fee paid: $727.41
    [X]   Fee paid previously with preliminary materials:
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)     Amount previously paid:
         (2)     Form, schedule or registration statement no.:
         (3)     Filing party:
         (4)     Date Filed:



                             KILLEARN PROPERTIES, INC.
                              385 Country Club Drive
                            Stockbridge, Georgia 30281

                                                       July 16, 1999
Dear Shareholders:

    You are cordially invited to attend a special meeting of shareholders of Killearn Properties, Inc. ("Killearn") to be held on August 9, 1999 at the Corporate offices located at 385 Country Club Drive, Stockbridge, Georgia, 10:00 a.m. local time.

    At this special meeting, you will be asked to consider and vote to approve the Agreement and Plan of Merger among Killearn, Killearn Development, Inc., a wholly-owned subsidiary of Killearn, Inc., and Killearn, Inc. (the "Purchaser"). The Purchaser is owned and controlled by J.T. Williams, Jr. and David K. Williams, who are both officers and directors of Killearn, and John R.
Williams and J.T. Williams, III, who along with David Williams are all sons of J.T. Williams, Jr. (J.T. Williams, Jr. and his sons are referred to herein as the "Williams Family"). Pursuant to the agreement and plan of merger, the Purchaser will acquire all of the capital stock of Killearn in a merger. As a result of the merger, Killearn's shareholders (other than the Purchaser and the Williams Family) will be entitled to receive $5.50 in cash for each of their shares of common stock.

    The merger cannot be completed unless the agreement and plan of merger is approved by shareholders holding a majority of the outstanding shares of Killearn common stock. The Purchaser and the executive officers of Killearn, who beneficially own, in the aggregate, approximately 26.7% of the outstanding shares of Killearn common stock entitled to vote at the special meeting, have agreed to vote their shares of Killearn common stock in favor of the agreement and plan of merger in the same proportion as the other shareholders of Killearn. As a result, a vote of a majority of the unaffiliated shareholders is required to approve the merger. Completion of the merger is also subject to the satisfaction of several other conditions. Accordingly, if shareholders approve the merger, there can be no assurance the merger will be completed.

    The agreement and plan of merger has been unanimously approved by Killearn's Board of Directors, acting on the unanimous recommendation of an independent special committee of the Board of Directors. In connection with their evaluation of this agreement, the Board of Directors on behalf of the special committee engaged American Express Tax & Business Services, Inc. to act as financial advisor to the special committee. American Express Tax & Business Services, Inc. has rendered a fairness opinion dated May 10, 1999 to the special committee to the effect that, as of such date and based upon and subject to the assumptions, limitations and qualifications set forth in such opinion, the cash consideration of $5.50 per share to be received by Killearn's shareholders (other than the Purchaser and the Williams Family) in the merger is fair from a financial point of view to such shareholders. American Express Tax & Business Services, Inc.'s opinion is attached as Appendix B to the accompanying proxy statement. We recommend that you read American Express
Tax & Business Services, Inc.'s opinion in its entirety.

    The special committee and the Board of Directors believe that the terms of the agreement and plan of merger are fair to and in the best interests of Killearn's shareholders (other than the Purchaser and the Williams Family) and unanimously recommend that the shareholders approve and adopt the agreement and plan of merger.

    The accompanying proxy statement explains the agreement and plan of merger and the proposed merger and provides specific information about the parties involved and their interests. Please read this document carefully.

    Please give all this information your careful attention. Whether or not you plan to attend, it is important that your shares are represented at the special meeting. A failure to vote will count as a vote against the merger. Accordingly, you are requested to promptly complete, sign and date the enclosed proxy card and return it in the envelope provided, whether or not you plan to attend the special meeting. This will not prevent you from voting your shares in person if you subsequently choose to attend the special meeting.

Sincerely,

Mallory E. Horne
Chairman of the Board




                             KILLEARN PROPERTIES, INC.
                              385 Country Club Drive
                            Stockbridge, Georgia 30281

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON AUGUST 9, 1999
                              _________________________

    A special meeting of shareholders of Killearn Properties, Inc., a Florida corporation ("Killearn"), will be held on August 9, 1999 at its corporate offices at 385 Country Club Drive, Stockbridge, GA, local time, at 10:00 a.m., for the following purposes:

    1. To consider and vote upon a proposal to approve the Agreement and Plan of Merger (the "Merger Agreement") dated May 10, 1999 among Killearn, Killearn Development, Inc. ("Merger Sub"), a Georgia corporation formed by Killearn, Inc., and Killearn, Inc. (the "Purchaser"). The Purchaser is owned and controlled by J.T. Williams, Jr. and David K. Williams, who are both officers and directors of Killearn, and John R. Williams and J.T. Williams, III, who along with David K. Williams are all sons of J.T. Williams, Jr.
(J.T. Williams, Jr. and his sons are referred to herein as the "Williams Family"). Pursuant to the Merger Agreement, Killearn will be merged with and into Merger Sub pursuant to which the holders of Killearn common stock (other than the Purchaser and the Williams Family) will be entitled to receive $5.50 in cash for each of their shares of Killearn common stock outstanding at the time of the merger. A copy of the Merger Agreement is attached as Appendix A to and is described in the accompanying proxy statement.

    2. To consider and act upon such other matters as may properly come before the special meeting or any adjournment or postponement thereof.

Shareholders of record of Killearn common stock at the close of business on June 15, 1999, will be entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof. A list of shareholders will be available for inspection for ten days preceding the special meeting at the office of the Secretary of Killearn, 385 Country Club Drive, Stockbridge, Georgia 30281, and will be available for inspection at the meeting itself.
Approval of the Merger Agreement and the   merger will require the affirmative
vote of the holders of a majority of the shares of Killearn common stock outstanding on the record date. A form of proxy and a proxy statement containing more detailed information about the matters to be considered at the special meeting accompany and form a part of this notice.

By order of the Board of Directors,


Becky Christian
Secretary
Stockbridge, Georgia
July 16, 1999

    Whether or not you plan to attend the special meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no postage if mailed in the United States. Please do not send in any certificates for your shares at this time.



                            KILLEARN PROPERTIES, INC.
                             385 Country Club Drive
                           Stockbridge, Georgia 30281

                                PROXY STATEMENT
                                     FOR
                        SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD AUGUST 9, 1999

    This proxy statement is furnished to shareholders of Killearn Properties, Inc., a Florida corporation ("Killearn"), in connection with the solicitation of proxies by the Board of Directors of Killearn for use at the special meeting of shareholders to be held on August 9, 1999 at 10:00 a.m., local time, at its corporate offices at 385 Country Club Drive, Stockbridge, Georgia, and at any adjournment or postponement thereof. Proxies in the form enclosed will be voted at the special meeting, if properly executed, returned to Killearn prior to the meeting and not revoked. This proxy statement and the enclosed proxy card are first being mailed to shareholders of Killearn on or about July 16, 1999.

    At the special meeting, holders of Killearn common stock will be asked to consider and vote upon a proposal to approve the Agreement and Plan of Merger (the "Merger Agreement") dated May 10, 1999 among Killearn, Killearn Development, Inc. ("Merger Sub"), a Georgia corporation and wholly-owned subsidiary of Killearn, Inc., and Killearn, Inc. (the "Purchaser"). The Purchaser is owned and controlled by J.T. Williams, Jr. and David K. Williams, who are both officers and directors of Killearn, and John R. Williams and J.T. Williams, III, who along with David K. Williams are all sons of J.T. Williams, Jr. (J.T. Williams, Jr. and his sons are referred to herein as the "Williams Family"). Pursuant to the Merger Agreement, Killearn will be merged with and into Merger Sub (the "Merger") and the holders of Killearn common stock (other than the Purchaser and the Williams Family) will be entitled to receive
    $5.50 in cash for each of their shares of Killearn common stock outstanding at the time of the Merger.

      A copy of the Merger Agreement is attached as Appendix A to and is described in this proxy statement.

    The Merger cannot be completed unless the Merger Agreement is approved by the holders of a majority of the shares of Killearn common stock. The Purchaser and the executive officers of Killearn, who beneficially own, in the aggregate, approximately 26.7% of the outstanding shares of Killearn common stock entitled to vote at the special meeting, have agreed to vote their shares of Killearn common stock in favor of the Merger Agreement in the same proportion as the other shareholders of Killearn. As a result, a vote of a majority of the unaffiliated shareholders is required to approve the Merger. Completion of the Merger is also subject to the satisfaction of several other conditions. Accordingly, even if shareholders approve and adopt the Merger Agreement, there can be no assurance that the Merger will be completed.

    The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (i) for adoption and approval of the Merger Agreement and
(ii) at the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment or postponement thereof. Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter or business is properly brought before the special meeting, the proxy holders may vote the proxies in their discretion. The Board of Directors does not know of any such other matter or business.

    No person has been authorized to give any information or make any representation other than those contained in this proxy statement, and, if given or made, such information or representation must not be relied upon as having been authorized. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this proxy statement shall not, under any circumstances, create any implication that there has been no change in the affairs of Killearn since the date hereof or that the information contained herein is correct as of any time subsequent to its date.

    The Merger has not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the fairness or merits of such transactions nor upon the accuracy or adequacy of the information contained in this document. Any representation to the contrary is unlawful.


                                   TABLE OF CONTENTS

Questions and Answers About the Merger                                       i
Who Can Help Answer Your Questions                                          iv
Cautionary Statement Concerning Forward-Looking Information                  v
Summary                                                                      1
 The Companies                                                               1
 The Merger                                                                  2
 The Special Meeting                                                         2
 Record Date; Voting Power; Quorum                                           2
 Vote Required; Security Ownership of Management                             3
 Fairness of the Merger to the Unaffiliated Shareholders                     3
 Recommendations of the Board of Directors and Special Committee             3
 Opinion of Financial Advisor                                                4
 Conflicts of Interest                                                       4
 Federal Income Tax Consequences                                             4
 Accounting Treatment                                                        5
 Dissenters' Appraisal Rights                                                5
 Financing of the Merger                                                     5
 The Merger Agreement                                                        5
 Regulatory Approvals                                                        7
 Market Prices for Common Stock and Dividends                                7
Summary Financial Information                                                8
 Certain Projections of Future Operating Results                             9
Special Factors                                                              9
 Background of the Merger                                                    9
 Recommendations of the Special Committee and Board of Directors            11
 Purchaser's and the Williams Family's Purpose and Reasons for the
 Merger                                                                     15
 Opinion of Financial Advisor                                               15
 Conflicts of Interest                                                      15
The Special Meeting                                                         20
 Date, Time and Place                                                       20
 Record Date; Voting Power; Quorum                                          20
 Vote Required; Security Ownership of Management                            20
 Proxies                                                                    21
 Solicitation of Proxies                                                    21
The Merger                                                                  21
 Financing                                                                  22
 Federal Income Tax Consequences                                            23
 Accounting Treatment                                                       24
 Dissenters' Appraisal Rights                                               25
 Delisting and Deregistration of Common Stock                               25
 Regulatory Approvals                                                       25
The Merger Agreement                                                        25
 Overview                                                                   25
 Exchange of Certificates Representing Common Stock                         26
 Representations and Warranties                                             26
 Conduct of Business Pending the Merger                                     27
 No Solicitation                                                            27
 Indemnification                                                            28
 Directors' and Officers' Liability Insurance                               28
 Conditions to the Merger                                                   29
 Termination of Merger Agreement                                            29
 Fees and Expenses                                                          30
 Estimated Fees and Expenses of the Merger                                  30
Certain Information Concerning Merger Sub, the Purchaser and Other
     Affiliates                                                             31
Beneficial Ownership of Common Stock                                        32
Independent Public Accountants                                              33
Documents Incorporated By Reference                                         33
Available Information                                                       34


APPENDIX A -    Agreement and Plan of Merger
APPENDIX B -    Opinion of American Express Tax & Business Services, Inc.
APPENDIX C -    Transactions involving Killearn's Common Stock effected by the
Purchaser and other Affiliates since May 1, 1997.



                                QUESTIONS AND ANSWERS ABOUT
                                        THE MERGER

Q:    What will happen in the Merger?

A:    Killearn will be merged with and into Merger Sub, with the Merger Sub continuing as the surviving corporation and as a wholly-owned subsidiary of Purchaser. As a result of the Merger, all of your shares of common stock will be automatically converted into the right to receive a cash payment of $5.50 per share.

Q:    Who will own Killearn after the Merger?

A:    After the Merger, Killearn will become a privately held company owned by the Purchaser. The Purchaser is owned by the Williams Family.

Q:    By voting in favor of the Merger Agreement, what am I approving?

A:    If you vote in favor of the Merger Agreement, you will be directly approving the Merger of Killearn with and into the Merger Sub.

Q:    What will I receive in the Merger?

A:    You will receive $5.50 in cash, without interest, for each share of your
Killearn common stock. This is the "Merger Consideration."  For example:
If you own 100 shares of Killearn common stock, upon completion of the Merger you will receive $5.50 in cash.

Q:    How many votes are required to approve and adopt the Merger Agreement?

A. Approval of the Merger Agreement requires the affirmative vote of a majority of the shares of Killearn common stock outstanding as of the record date. Therefore, a failure to vote or a vote to abstain will have the same effect as a vote against the Merger Agreement.

Q:    When and where is the special meeting?

A:    The special meeting will take place on August 9, 1999, at 10:00 a.m.
local time, at Killearn's offices at 385 Country Club Drive, Stockbridge,
Georgia.

Q:    Why is the special committee and Board of Directors recommending that I vote to approve and adopt the Merger Agreement?

A:    In the opinion of the special committee and the Board of Directors, the terms and provisions of the Merger Agreement are fair to and in the best interest of Killearn's shareholders (other than the Purchaser and the Williams Family). To review the background and reasons for the Merger in greater detail, see pages ___through ___.

Q:    When do you expect the Merger to be completed?

A:    We are working to complete the Merger by the middle of August 1999.

Q:    What are the tax consequences of the Merger to me?

A:    There will be tax consequences of the Merger to you. The receipt of the cash merger consideration by you for your Killearn common stock will be a taxable transaction for federal income tax purposes. To review your potential tax consequences in greater detail, see pages __ through __.

The tax consequences of the Merger will depend on your personal situation. You should consult your tax advisor for a full understanding of the tax consequences of the Merger to you.

Q:    What do I need to do now?

A:    Just indicate on your proxy card how you want to vote, and sign and mail it in the enclosed envelope as soon as possible, so that your shares will be
represented at the meeting.   If you sign and send in your proxy card and do
not indicate how you want to vote, your proxy will be counted as a vote for the Merger Agreement. If you fail to return your proxy card or to vote at the special meeting, the effect will be a vote against the Merger Agreement.

Q:    If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A:    Your broker will vote your shares of Killearn common stock only if you provide instructions on how to vote. You should instruct your broker how to vote your shares, following the directions your broker provides to you. If you do not provide instructions to your broker, your shares will not be voted and they will not be counted as votes against the Merger Agreement. However, the effect of not voting your shares will be a vote against the Merger Agreement.

Q:    Can I change my vote or revoke my proxy after I have mailed my signed proxy card?

A:    You can change your vote at any time before your proxy is voted at the special meeting. You can do this in one of three ways. First, you can send a written notice stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy card. If you choose either of these methods, you must timely submit your notice of revocation or your new proxy card to Killearn. Third, you can attend the special meeting and vote in person. Simply attending the special meeting, however, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change your vote.

Q:    Should I send in my stock certificates now?

A:    No. After the Merger is completed, we will send you written instructions for exchanging your common stock certificates for the cash merger consideration.


                      WHO CAN HELP ANSWER YOUR QUESTIONS

    If you would like additional copies of this document, or if you would like to ask any additional questions about the Merger, you should contact Killearn's Chief Financial Officer: William E. Daniels, Jr. at (770) 389-2020 or at Killearn Properties, Inc., 385 Country Club Drive, Stockbridge, Georgia 30281.



                              CAUTIONARY STATEMENT CONCERNING
                                 FORWARD-LOOKING INFORMATION

    THIS PROXY STATEMENT AND OTHER STATEMENTS MADE FROM TIME TO TIME BY KILLEARN CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS. THOSE STATEMENTS INCLUDE STATEMENTS REGARDING THE INTENT, BELIEF, OR CURRENT EXPECTATIONS OF KILLEARN, AS WELL AS THE ASSUMPTIONS ON WHICH SUCH STATEMENTS ARE BASED. SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND UNCERTAINTIES, AND ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENTS. IMPORTANT FACTORS CURRENTLY KNOWN TO THE MANAGEMENT OF KILLEARN THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS DETAILED HEREIN AND: (I) COMPETITIVE PRESSURES IN THE REAL ESTATE MARKETS IN WHICH KILLEARN OPERATES; (II) THE ABILITY OF KILLEARN TO ACQUIRE, DEVELOP, AND MARKET NEW REAL ESTATE DEVELOPMENTS; (III) KILLEARN'S BUSINESS AND GROWTH STRATEGIES; AND (IV) GENERAL ECONOMIC CONDITIONS. EXCEPT FOR ITS ONGOING OBLIGATIONS TO DISCLOSE MATERIAL INFORMATION AS REQUIRED BY THE FEDERAL SECURITIES LAWS, KILLEARN DOES NOT UNDERTAKE AN OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS TO REFLECT CHANGES IN ASSUMPTIONS, THE OCCURRENCE OF UNANTICIPATED EVENTS, OR CHANGES IN FUTURE OPERATING RESULTS OVER TIME.


                                     SUMMARY

    This summary highlights selected information from the proxy statement but may not contain all of the information that is important to you. To understand the Merger Agreement and the Merger fully, you should read this entire document carefully, as well as the additional documents to which we refer you. See "Where You Can Find More Information" on page ___. The Merger Agreement is attached as Appendix A to this proxy statement. We encourage you to read the Merger Agreement as it is the legal document that governs the Merger. We have included page references parenthetically, where applicable, to direct you to a more complete description of the topics in this summary.

The Companies

Killearn Properties, Inc.
385 Country Club Drive
Stockbridge, Georgia 30281
(770) 389-2020

    Killearn is engaged in the development of planned communities. Killearn is currently developing a planned community named the Eagle's Landing. Eagle's Landing comprises approximately 3,000 acres in Henry County, Georgia and is approximately 23 miles south of downtown Atlanta and 15 miles south of the Atlanta International Airport.

    This "mixed use" development is presently zoned to allow development in the categories of office, industrial, retail, multi-family residential, single-family residential, lodging, schools, municipal services, religious institutions, parks and recreation, golf course, open space and lakes. The community is planned around Eagle's Landing golf course and country club, which was originally developed by Killearn, but is now owned by the Purchaser.

    At June 30, 1999, approximately 1778 residential lots and 1600 acres of other property had been sold by Killearn in Henry County, Georgia. At that date, approximately 614 platted residential lots remained to be sold and approximately 570 acres of other property remained to be platted and sold. In addition, Killearn had, as of June 30, 1999, approximately 40 acres, which will be used for road right-of-way, utility easements and green areas.

Killearn, Inc. and Killearn Development, Inc.
1570 Rock Quarry Road
Stockbridge, Georgia 30281

    The Merger Sub is a wholly-owned subsidiary of the Purchaser. The Purchaser will acquire Killearn in the Merger. The Purchaser is owned and controlled by the Williams Family.

    The ownership of the Purchaser is set forth in "Questions and Answers about the Merger-Who will own Killearn after the Merger?" on page ___. For further information about the Purchaser, see "Certain Information concerning Merger Sub, the Purchaser and other Affiliates" beginning on page ____.

The Merger (Page__)

Mechanics of the Merger.  In the Merger:

    Killearn will be merged into Merger Sub with the Merger Sub continuing as the surviving corporation (the "Surviving Corporation"); and

    each share of Killearn's common stock (other than shares owned by the Purchaser and the Williams Family) will be converted into the right to receive $5.50 in cash, without interest; and

Consequences of the Merger.  As a result of the Merger:

    the entire equity interest in Killearn will be owned by the Purchaser;

    the unaffiliated shareholders of Killearn will no longer have any interest in, and will not be shareholders of Killearn, and therefore will not participate in its future earnings and growth;

    J. T. Williams, Jr. and David K. Williams, officers and directors of Killearn, through their ownership of the Purchaser, will have the opportunity to benefit from any earnings and growth of Killearn, and will bear the risk of any decrease in Killearn's value; and

    Killearn's common stock will no longer be traded on the American Stock Exchange, price quotations will no longer be available and the registration of Killearn's common stock under the Exchange Act, will be terminated. After such registration is terminated, Killearn will no longer be required to file periodic reports with the Commission.

The Special Meeting (Page __)

    The special meeting will be held on August 9, 1999, at 10:00 a.m., local time, at Killearn's offices at 385 Country Club Drive, Stockbridge, Georgia. At the special meeting, the shareholders of Killearn will be asked to consider and vote upon a proposal to approve and adopt the Merger Agreement.

Record Date; Voting Power; Quorum (Page ___)

    Shareholders of record of Killearn common stock at the close of business on June 15, 1999 are entitled to notice of and to vote at the special meeting. As of the record date, there were 887,412 shares of Killearn common stock issued and outstanding held by approximately 500 holders of record.

    Holders of record of Killearn common stock on the record date are entitled to one vote per share on any matter that may properly come before the special meeting.

    The representation, in person or by proxy, of at least a majority of the outstanding shares of Killearn common stock entitled to vote at the special meeting is necessary to constitute a quorum for the transaction of business.

Vote Required; Security Ownership of Management (Page __)

    Under Florida law, the affirmative vote of the holders of a majority of the shares of Killearn common stock outstanding on the record date for the special meeting is required to approve the Merger Agreement. However, the Purchaser and each of the executive officers and directors of Killearn have agreed to vote their shares in favor of the Merger Agreement in the same proportion as the other shareholders of Killearn. As a result, a vote of a majority of the unaffiliated shareholders is required to approve the Merger. For purposes of determining whether the Merger Agreement has received a majority vote, abstentions and broker non-votes (shares held in "street name" through a broker or other nominee as to which voting instructions with regards to the Merger Agreement have not been received from the beneficial owners and such broker or other nominee is not permitted to exercise voting discretion with regards to the Merger Agreement) will not be included in the vote total, although an abstention and a broker non-vote will have the effect of a vote against the Merger Agreement. Abstentions and broker non-votes will, however, be counted for determining whether there is a quorum.

    As of the record date for the special meeting, Killearn's executive officers and directors owned, in the aggregate, 237,133 shares of Killearn common stock or 26.7% of the shares of Killearn common stock then outstanding.

Fairness of the Merger to the Unaffiliated Shareholders

   Prior to their offer to merge with Killearn, the Purchaser and the Williams Family determined that the proposed merger transaction, including the cash consideration of $5.50 per share, was fair and reasonable to the unaffiliated shareholders of Killearn. For a more complete discussion of the factors that contributed to their determination, refer to "Special Factors - Background" page ___.

   Based on a number of factors, including analysis of the merger consideration and the terms and conditions of the Merger Agreement, the special committee and the Board of Directors have each determined that the terms of the Merger Agreement, which were established through arm's-length negotiations with the Purchaser, and the Merger, are fair to, and in the best interests of, Killearn and its unaffiliated shareholders. For a more complete discussion of the factors analyzed by the special committee and the Board of Directors, see "Special Factors - Recommendations of the Board of Directors and special committee" page ___.

   American Express Tax & Business Services, Inc. has delivered its written opinion to the special committee to the effect that, as of May 10, 1999, the cash merger consideration is fair, from a financial point of view, to Killearn's unaffiliated shareholders. For a more complete discussion of the analysis and valuation techniques used by American Express, see
"Special Factors - Opinion of Financial Advisor" page ___.

Recommendations of the Board of Directors and special committee (Page __)

    Because of the potential conflicts of interests of two members of the Board of Directors of Killearn who are owners of the Purchaser, the Board established a special committee to act on behalf of the unaffiliated shareholders of Killearn for the purpose of negotiating the price and other terms of the Merger with the Purchaser and evaluating the fairness of the Merger Agreement. The special committee is composed of Mallory E. Horne and Melvin L. Pope, Jr., both of whom are independent directors.

    The special committee and the Board of Directors have each determined that the terms of the Merger Agreement, which were established through arm's-length negotiations with the Purchaser and the Merger, are fair to, and in the best interests of, Killearn and its shareholders (other than the Purchaser and the Williams Family). Accordingly, the special committee and the Board of Directors have unanimously approved the Merger Agreement and unanimously recommend that Killearn's shareholders vote for approval and adoption of the Merger Agreement.

Opinion of Financial Advisor (Page __)

    American Express Tax & Business Services, Inc. has delivered its written opinion to the special committee to the effect that, as of May 10, 1999, the cash merger consideration is fair, from a financial point of view, to Killearn's shareholders (other than the Purchaser and the Williams Family). A copy of American Express Tax & Business Services, Inc.'s opinion, setting forth the assumptions made, procedures followed, matters considered, and limitations on and scope of the review by American Express Tax & Business Services, Inc., is attached as Appendix B to this proxy statement. You are encouraged to read such opinion in its entirety.

Conflicts of Interest (Page ___)

    In considering the recommendations of the special committee and the Board of Directors, shareholders should be aware that J.T. Williams, Jr. and David K. Williams, who are both officers and directors of Killearn, have interests in the Merger that are different from the interests of Killearn shareholders generally and which may create potential conflicts of interest. The Purchaseris owned entirely and controlled by J.T. Williams, Jr. and his three sons, David K. Williams, John R. Williams and J.T. Williams, III.
The Purchaser will own 100% of the Surviving Corporation's outstanding common stock. Theownership of the Purchaser by J.T. Williams, Jr. and his three sons, David K.Williams, John R. Williams and J.T. Williams, III may have presented
J. T. Williams, Jr. and David K Williams with actual or potential conflicts of interest in connection with the Merger.

Indemnification (Page ___)

    The Merger Agreement provides for indemnification and liability insurance arrangements for the current officers and directors of Killearn.

Federal Income Tax Consequences (Page ___)

    There will be tax consequences of the Merger to the holders of Killearn common stock. The receipt of cash by a shareholder in exchange for his or her shares of Killearn common stock pursuant to the Merger will constitute a taxable transaction to such shareholder for federal income tax purposes and may also be a taxable transaction under applicable state, local and foreign tax laws. In general, a shareholder will recognize gain or loss equal to the difference between $5.50 per share and such shareholder's adjusted tax basis in the shares exchanged.

    All shareholders should read carefully the tax discussion in "The Merger-Federal Income Tax Consequences" beginning on page ___. They are urged to consult their own tax advisors as to the specific consequences to them of the Merger under federal, state, local and any other applicable tax laws.

Accounting Treatment (Page ___)

    Killearn expects that the Merger will be treated as a recapitalization for accounting purposes because it will not constitute a change of control under generally accepted accounting principles. As a result, the historical cost basis of Killearn's assets and liabilities will not change.

Dissenters' Appraisal Rights (Page ___)

    Killearn shareholders are not entitled under Florida law or Killearn's articles of incorporation to exercise dissenters' appraisal rights in connection with the Merger.

Financing of the Merger (Page ___)

    The total amount of funds necessary to fund the Merger is expected to be approximately $3.6 million. These funds are expected to come from the following sources:

         the 315,430 shares of Killearn common stock owned by Wimberly Investment Funds, L.P. will be paid for by the cancellation of $1,734,865 (or $5.50 per share) of the indebtedness (including accrued and unpaid interest) owed by Wimberly to the Purchaser;

         the 132,000 shares of Killearn common stock owned by Proactive Technologies, Inc. will be paid for by the cancellation of $726,000 (or $5.50 per share) of the indebtedness (including accrued and unpaid interest) owed by PTI to the Purchaser;

         approximately $900,000 will be borrowed by the Purchaser from American Century Bank pursuant to an existing line of credit; and

    The balance of the Merger consideration will be paid with cash of the Purchaser on hand at the effective time of the Merger estimated to be approximately $250,000.

The Merger Agreement (Page ___)

    Conditions of the Merger  (Page ___)

    Each party's obligation to effect the Merger is subject to the satisfaction of a number of conditions, most of which may be waived. The most significant condition to consummating the Merger includes the approval and adoption of the Merger Agreement by the holders of a majority of the shares of Killearn common stock.

No Solicitation  (Page ___)

    The Merger Agreement prohibits Killearn, its subsidiaries, and any of Killearn's or its subsidiaries' directors, officers, employees, agents or representatives from directly or indirectly:

         initiating, soliciting, or encouraging any inquiries, discussions or making any proposal with a third party with respect to any merger, consolidation or other business combination involving Killearn or any acquisition of any kind of a material portion of the assets or capital stock of Killearn or its subsidiaries (a "Takeover Proposal"); or

         negotiating, exploring or otherwise communicating in any way with any third party with respect to any Takeover Proposal or entering into or consummating any agreement arrangement or understanding requiring it to abandon, terminate or fail to consummate the Merger.

    The Merger Agreement permits Killearn, prior to the special meeting, to consider an unsolicited Takeover Proposal and to enter into an agreement with respect to a Takeover Proposal if the following conditions are met: (a) the special committee of the Killearn Board of Directors determines in good faith by a majority vote based upon the advice of its outside counsel that the Board is required to do so by its fiduciary obligations and (b) the Purchaser has been notified of the Takeover Proposal by Killearn.

Termination  (Page ___)

    The Merger Agreement may be terminated and the Merger abandoned, at any time prior to the effective time of the Merger, whether before or after approval by Killearn's shareholders:

         by the mutual written consent of Killearn and the Purchaser;

         by either Killearn or the Purchaser if the Merger has not been consummated by December 31, 1999, unless the failure by the terminating party to fulfill any obligation under the Merger Agreement caused or resulted in the failure of the Merger to be consummated by December 31, 1999;

         by either the Purchaser or Killearn if Killearn's Board of Directors or any committee thereof withdraws or modifies or refrains from giving its approval or recommendation of the Merger Agreement or the Merger;

         automatically, without action by any party thereto, if the Killearn shareholders do not approve the Merger Agreement at the special meeting;

         by either Killearn or the Purchaser if the other party breaches any of its representations, warranties and agreements under the Merger Agreement and such breach is not cured within 10 days of notice; or

         by Killearn subsequent to a Takeover Proposal if its special committee determines in good faith by a majority vote based upon the advice of its outside counsel that the Board is required to do so by its fiduciary obligations, and after it notifies the Purchaser of the Takeover Proposal.

Fees and Expenses  (Page __)

    Killearn and the Purchaser will pay their own fees, costs and expenses incurred in connection with the Merger Agreement (except that Killearn will bear all expenses incurred in connection with this proxy statement).

Regulatory Approvals (Page __)

    Killearn is not aware of any material governmental or regulatory approvals, which are required for consummation of the Merger.

                      Market Prices for Common Stock and Dividends

    Killearn's common stock is traded on The American Stock Exchange, Inc. under the symbol "KPI." The following table sets forth for the fiscal quarter indicated the high and low closing bid prices per share of Killearn's common stock as reported by the AMEX:

    Fiscal Year ended April 30, 1998                  High            Low
      First Quarter                                  $5.63           $4.50
      Second Quarter                                $10.83           $5.50
      Third Quarter                                  $9.83           $7.00
      Fourth Quarter                                 $9.00           $7.83

    Fiscal Year ended April 30, 1999
      First Quarter                                  $9.75           $8.38
      Second Quarter                                $10.50           $9.38
      Third Quarter                                  $9.63           $4.00
      Fourth Quarter                                 $5.38           $4.50

    Fiscal Year ended April 30, 2000
    First Quarter (through July 12, 1999)            $5.38           $4.81

    On April 20, 1999, the last trading day prior to the announcement of the Board's preliminary approval of the Merger, the closing price per share of Killearn's common stock as reported by AMEX was $4.50. On July 12, 1999, the closing price per share of Killearn's common stock as reported by AMEX was $5.38.

    Killearn has never paid cash dividends on its common stock.

    On the record date for the special meeting, there were approximately 500 holders of record of Killearn's common stock.

    Shareholders should obtain current market price quotations for Killearn's common stock in connection with voting their shares of common stock.



                         SUMMARY FINANCIAL INFORMATION

    The following tables set forth selected financial information for Killearn for each of the five fiscal years in the period ended April 30, 1998 and for the nine months ended January 31, 1998 and January 31, 1999. Such information should be read in conjunction with the historical financial statements of Killearn and the notes thereto which are incorporated by reference into this proxy statement. Selected financial information for Killearn as of and for the nine months ended January 31, 1998 and January 31, 1999 has been derived from the unaudited historical financial statements of Killearn and, in the opinion of Killearn's management, includes all adjustments (consisting only of normal recurring adjustments) that are considered necessary for a fair presentation of the operating results for such interim periods. Results for the interim periods are not necessarily indicative of results for the full year.

                                                                                                                 Unaudited
                                                                   Year Ended                                Nine Months Ended
                                         _____________________________________________________________     ______________________
                                          April 30,    April 30,    April 30,    April 30,    April 30     January 31  January 31
                                            1994         1995         1996         1997         1998          1998        1999
                                         _________    _________    _________    _________    _________     _________    _________
                                                         (in thousands, except earnings per share)
Total revenues                           $ 17,821      $ 17,896     $ 16,044     $ 13,194     $ 13,852      $ 11,866     $ 14,475
Operating income                              278         1,001        1,960        1,834          921           657          734
Net income                                    287           621        1,277        1,095          301           410          440

Earnings per common share:
Basic                                         .20           .43          .84         1.23          .34           .46          .50
Diluted                                       .20           .43          .84         1.23          .34           .46          .50

Number of shares used in per share computations:
Basic                                        1439          1439         1439          887          887           887          887
Diluted                                      1439          1439         1439          887          887           887          887

Balance Sheet Data (End of Year):

Cash, cash equivalents and investments        683           666          324          269          366           262          324
Working capital                            56,279        49,100       46,855       28,213       24,154        29,427       23,015
Total assets                               61,151        54,662       55,914       32,812       29,323        33,511       27,493
Total current liabilities                   4,872         5,562        9,059        4,599        5,169         4,084        4,478
Long-term debt, net of current portion     38,920        31,121       27,632       25,085       20,776        25,890       19,146
Total stockholders' equity               $ 17,358      $ 17,979     $ 19,223      $ 3,127      $ 3,428       $ 3,537      $ 3,869

                                                                           Unaudited
                                              Year Ended                Nine Month Ended
                                         ______________________    __________________________
                                          April 30     April 30,    January 31    January 31,
                                            1997         1998          1998          1999
                                         _________    _________     __________    __________

Book value per common share                $3.52        $3.86         $3.99         $4.36
Common shares outstanding                887,412      887,412       887,412       887,412




No Projections of Future Operating Results

    The Purchaser was not provided with any non-public business or financial information relating to Killearn, including any projections of Killearn's future operating performance.

                              SPECIAL FACTORS

Background of the Merger

    J.T. Williams, Jr. and David K Williams, two officers and directors of Killearn, own directly, or through the Purchaser, as of July 1, 1999, 237,133 shares of Killearn common stock, constituting approximately 26.7% of the issued and outstanding shares of Killearn common stock. These shares were acquired from time to time in market transactions commencing in January 1998.

    Twice in the last two years, Proactive Technologies, Inc. ("PTI") has proposed transactions involving Killearn's outstanding stock. PTI is currently, and in the past has been, a large shareholder of Killearn and the maker of several promissory notes held by the Purchaser. See "The Merger - Financing" on page __ and "Beneficial Ownership of Common Stock" on page __. In addition, from October 1996 to August 1997, Mark A. Conner was Chairman of the Board and President of both PTI and Killearn. Mr. Conner is no longer associated with Killearn. From March 1997 to July 1997, David K. Williams, an officer and director of Killearn, was Chief Financial Officer of both PTI and Killearn. Mr. Williams ceased his association with PTI in July 1997.

    On December 3, 1997, PTI offered to acquire all of the outstanding stock of Killearn for $9.00 per share. Although Killearn convened a special committee of the board of directors to consider this proposal, several conditions to the proposed offer did not occur and the transacting was never consummated.

    Then in February 1999, J.T. Williams, Jr., the Chairman of the Board of The purchaser, was contacted by PTI. During the conversations held in February 1999, PTI offered to sell to the Purchaser 132,000 shares of Killearn common stock at a price of $6.50 per share. PTI indicated that the sale would be subject to the approval of a group controlled by Mr. Mason Hawkins and other creditors of PTI and who held the Killearn common stock as collateral for certain loans. Without conducting a formal analysis of the purchase price or valuation of Killearn's assets, the Purchaser preliminarily agreed to these terms. In March 1999, PTI advised the Purchaser that PTI was unable to secure Mr. Hawkins' approval to the proposed transaction and the agreement to sell the Killearn common stock to the Purchaser was terminated.

    In March 1999, Mr. Hawkins contacted the Purchaser and offered to sell the Purchaser 132,000 shares of Killearn common stock. Mr. Hawkins did not indicate a proposed sales price for the Killearn common stock. The Purchaser declined Mr. Hawkins' offer, but offered instead to purchase the notes issued by PTI in the aggregate principal amount of approximately $1,400,000 (including accrued and unpaid interest), which was secured by these shares, for $1,150,000. The offer was accepted by Mr. Hawkins, subject to the consent of PTI, which was required by the terms of the notes. PTI consented to the transaction, and on March 24, 1999, the Purchaser acquired these notes from the group controlled by Mr. Hawkins for an aggregate purchase price of $1,150,000.

    On March 9, 1999, Mr. Arthur Weiss, who is the Chairman of the Board of PTI, requested a meeting with the Purchaser in order to discuss a two step transaction among Killearn, a partnership controlled by Mr. Weiss, and the Purchaser. The first step of the proposed transaction would require the Purchaser to purchase substantially all of the assets of Killearn in exchange for the Purchaser's shares of Killearn common stock valued at $5.50 per share) , a promissory note issued to the Purchaser by PTI in the aggregate principal amount of approximately $1,400,000 (including accrued and unpaid interest) and the balance, if any, in a promissory note to be issued by the Purchaser. In the second step, the partnership controlled by Mr. Weiss would contribute to Killearn certain real estate assets in exchange for shares of Killearn common stock (each valued at $5.50 per share). Mr. Weiss stated that his purpose was to acquire the controlling interest of a public corporation which owns viable real estate assets. Other than shares held by the Purchaser and shares received by the partnership controlled by Mr. Weiss, the proposed transactions would not affect Killearn common stock held by the other shareholders. The Purchaser agreed to consider the proposed transaction.

    On March 17, 1999, the Purchaser preliminarily agreed to Mr. Weiss' proposed offer and presented it to Killearn. The Purchaser, Killearn and the partnership controlled by Mr. Weiss executed a non-binding letter of intent, which was specifically subject to approval by the board of directors and shareholders of Killearn.

    Between March 9, 1999 and March 26, 1999, the Purchaser and Killearn further considered the proposal. The Purchaser and Killearn were unable to agree upon which assets of Killearn were to be acquired by the Purchaser and the value of these assets if acquired.

    On March 19, 1999, Killearn's board of directors appointed a special committee, consisting of Mallory E. Horne and Melvin L. Pope, Jr., to analyze the terms of the proposed transaction among the Purchaser, the partnership controlled by Mr. Weiss and Killearn, including analyzing the income tax consequences of the proposed transaction to the shareholders of Killearn.

    On March 26, 1999, the special committee of Killearn advised the Board of Directors of Killearn that they would not recommend the proposed transaction involving the partnership controlled by Mr. Weiss, the Purchaser and Killearn. Based on the advice of its tax advisor, the special committee and the Board determined that the sale of its assets to the Purchaser would force Killearn to recognize a large taxable gain as a result of its low basis in these assets. Therefore, the special committee and the Board determined that the proposed transaction would not be in the best interest of Killearn's shareholders.

     After the Board's decision to reject the Weiss proposal, the Purchaser and the Williams Family began considering a transaction whereby the Purchaser would acquire all of the outstanding stock of Killearn. In early April 1999, the Purchaser offered to purchase in a merger transaction all of the shares of Killearn common stock not owned by the Purchaser or the Williams Family for $5.50 per share. The price of $5.50 was determined by the Purchaser and after considering of a number of factors. First, the then current book value of the Killearn common stock was $4.36 per share. Therefore, $5.50 per share represented a significant premium over Killearn's book value. Second, the Purchaser and the Williams Family had acquired its 26.7% interest in Killearn during the past year and a half for an average price of $4.99 per share. This suggested that the Purchaser and the Williams Family had been able to make open market, arms-length purchases of Killearn common stock and become a significant shareholder, mostly at prices below $5.50 per share. Third, although the Killearn common stock had traded at prices above $5.50 per share during certain periods in the last year, at the time of the offer the market price was $4.50 per share. Fourth, the Purchaser and the Williams Family calculated that the gross asset value of the land owned by Killearn was approximately $50 million based on its estimates of future land sales. The Purchaser and the Williams Family then concluded that once this amount was discounted for bulk sales and the outstanding debt attributable to these assets, it left a net asset value would be less than $5.00 per share. In calculating these numbers, the Purchaser and the Williams Family discounted the bulk sales by 10% per year for a five to six year sales period which based on their experience was typical for property of this kind. Fifth, the Purchaser and the Williams Family considered the previous firm offers that had been presented to Killearn with respect to its stock. In particular, they gave weight to the fact that Mr. Weiss had proposed a transaction whereby he independently attributed a value of $5.50 per share to the common stock of Killearn. They also noted, but distinguished, the prior proposed transactions with PTI. Although in the first transaction, PTI offered $9.00 per share, the deal could not be consummated at that price. In addition, the transaction for $6.50 per share had only been an offer to sell the Killearn common stock owned by PTI and the Purchaser had not conducted a formal valuation or given a definitive acceptance of PTI's offer.

    Neither the Purchaser nor the Williams Family considered a going concern value of Killearn because of the late stage of development of Killearn's properties. The Purchaser and the Williams Family also dismissed liquidation values because the Purchaser and the Williams Family believed that a sale of Killearn's properties in liquidation would generate a lower sales price, and, therefore, a lower estimate of value of Killearn, than their previous valuations.

    Given their analysis, the Purchaser and the Williams Family believed that the Merger and the merger consideration of $5.50 per share are fair to the unaffiliated shareholders of Killearn. The Board of Directors agreed to consider the proposed transaction with the Purchaser.

    On April 19, 1999, the special committee of the Board met with representatives of American Express Tax and Business Services Inc. to discuss the Purchaser's proposal. American Express advised the special committee that its preliminary opinion was that the proposed Merger was fair from a financial point of view to the unaffiliated shareholders of Killearn. It told the committee that it based its preliminary opinion upon valuations of the company, its operation and prospects, including valuations based on discounted cash flow analysis, market-to-book ratios, historical stock performance and current trading prices. The special committee advised the board immediately thereafter that subject to the receipt of a final fairness opinion and the execution of definitive agreement, which would contain customary terms and provisions and would require the receipt of shareholder approval, that they would recommend the proposed transaction.

    During the next several weeks, Killearn and the Purchaser and their respective legal counsel, Greenberg Traurig, P.A. and Montello & Kenney,P.A. negotiated the terms and conditions of a definitive Merger Agreement. The parties negotiated the terms of particular representations, warranties and covenants of each of the parties, as well as certain restrictions on Killearn from negotiating other takeover proposals. The parties also negotiated the indemnification provisions to be included in the definitive Merger Agreement.

    On May 7, 1999, the special committee, together with representatives of American Express and Greenberg Traurig, met to review the Purchaser's proposal, including the negotiated Merger Agreement. Greenberg Traurig summarized the material terms of the Merger Agreement for the special committee. American Express then presented the special committee with an analysis that it had performed to produce a range of implied values for Killearn's common stock. American Express concluded by delivering an oral opinion to the special committee, which it later confirmed in writing, that the merger consideration to be received by Killearn's shareholders (other than the Purchaser and the Williams Family) was fair from a financial point of view to such shareholders. Based on American Express' opinion and valuation analysis presented at the meeting and the proposed terms of the definitive Merger Agreement, the special committee unanimously determined that the Merger Agreement and the Merger are fair to, and in the best interest of, Killearn and its unaffiliated shareholders, and recommended that the Board of Directors approve the Merger Agreement and the Merger.

    Immediately after the special committee's meeting, the Board of Directors of Killearn met to receive the report of the special committee. At this meeting, the special committee unanimously recommended that the Board of Directors adopt and approve the Merger Agreement and the Merger. After discussing the recommendation of the special committee and other factors, the Board determined that the Merger Agreement and the Merger are fair to, and in the best interest of, Killearn and its unaffiliated shareholders, and unanimously adopted and approved the Merger Agreement and the Merger.

    A more complete description of the factors considered by the special committee and the Board of Directors is set forth under the caption "Recommendations of the special committee and Board of Directors" on pages ___ through ___.

Recommendations of the special committee and Board of Directors

    On May 7, 1999, the special committee unanimously determined that the Merger Agreement and the Merger, are fair to, and in the best interests of, Killearn and its unaffiliated shareholders, and recommended that the Board of Directors approve and adopt the Merger Agreement and that it be recommended to the shareholders of Killearn.

    On May 7, 1999, the Board, based on the unanimous recommendation of the special committee, unanimously determined that the Merger Agreement and the Merger, are fair to, and in the best interests of, the unaffilliated shareholders of Killearn, and recommended that the shareholders approve and adopt the Merger Agreement.

    During their deliberations, the special committee and Board of Directors were assisted by their financial advisor, American Express Tax & Business Services, Inc., and their legal counsel, Greenberg Traurig, P.A.

    Special Committee Factors. In connection with its recommendation, the special committee considered a number of factors, including, the following.

    1.    The special committee reviewed the historical market prices, recent trading activity and the trading volume of Killearn's common stock. Although these results were a factor in their recommendation, they were in no way conclusive. Even though the trading price during the last 18 months had exceeded $10.50 per share, the committee believed that these prices are not
reflective of the fair market value of Killearn common stock   because of the
very small trading volume. The merger consideration of $5.50 per share did, however, represent a premium of approximately 11.3% over the average closing price of $4.94 during the 120 business days prior to May 7, 1999, the date on which the special committee made its unanimous recommendation to the Board.

    2.    The special committee was advised by American Express Tax &
Business Services, Inc. which made oral presentations to the special committee at its April 19, 1999 and May 7, 1999 meetings, as to various financial matters. The special committee was persuaded by American Express' discussion with respect to the various valuations of Killearn and has adopted their conclusions regarding such matters. More specifically, the special committee
was persuaded by   the oral opinion of American Express Tax & Business
Services, Inc., later confirmed in writing, addressed and delivered to the special committee on May 10, 1999, as to the fairness from a financial point of view of the merger consideration to be received by Killearn's shareholders (other than the Purchaser and the Williams Family) pursuant to the Merger Agreement. A copy of American Express Tax & Business Services, Inc.'s opinion, setting forth the assumptions made, matters considered and limitations on the review undertaken in connection with such opinion, is attached as Appendix B to this proxy statement and should be read carefully in its entirety. Specifically, the special committee was persuaded by American Express' comparable company market-to-book analysis and its discounted cash flow analysis both finding the intrinsic value of Killearn to be very close to the $5.50 per share offered by the Purchaser. In addition, the special committee rejected liquidation values and values based on earnings or sales analysis because they found, based on the analysis by American Express, that these methodologies were ill-suited for valuing companies in late stages of a real estate development cycle. See "Special Factors - Opinion of Financial Advisor " on page ______.

    3. The special committee received and considered information with respect to the financial condition, results of operations, business and prospects of Killearn, as well as the risks involved in achieving such prospects, and the general economic and market conditions affecting Killearn. They determined that most of Killearn's real estate projects are in the late stages of development and will be fully developed and sold during the next several years. Therefore, in order to continue the business as a going concern, Killearn would have to identify, purchase and develop new tracts of real estate. The development of these real estate tracts by Killearn would take a significant period of time (10-20 years), and initially the development costs would greatly exceed any related revenues. In addition, such projects would entail a high degree of risk. There is no assurance that Killearn would be able to identify a suitable real estate acquisition and attain adequate returns to its shareholders. In contrast, the special committee considered the fact that consummation of the Merger would preclude the shareholders from having the opportunity to participate in Killearn's future earnings or prospects and that the Williams Family would solely benefit from any increases in the value of Killearn following the Merger by reason of their ownership of the Purchaser. Overall, the special committee felt that avoiding future risk was a factor in favor of the guaranteed proceeds of the Merger.

    4. The special committee was influence by the likelihood of consummation of the Merger, the proposed structure of the Merger and anticipated closing date, and the conclusion that the Purchaser has the financial capability of completing the Merger .

    5. The special committee reviewed and analyzed the terms and conditions of the Merger Agreement, including the ability of Killearn, to the extent required by fiduciary obligations of the special committee to Killearn's shareholders, to terminate the Merger Agreement in order to approve a Takeover Proposal on terms more favorable to Killearn's shareholders than those set forth in the Merger Agreement.

    6. The special committee considered the fact that the Purchaser and certain members of the Williams Family had purchased stock of Killearn within the last year at prices greater than $5.50 per share. Yet, such factors were not determinative of their opinion as to the fairness of the Merger from a financial perspective. In many instances, the purchases occurred when Killearn's common stock was trading at a higher price than it is currently trading. The committee also recognized that the thinly-traded market for the shares of Killearn made exact valuation on a daily basis very difficult. The special committee concluded that the purchases were not based on a formal valuation of the company and if such a valuation had been done, then the Purchaser and/or member of the Williams Family would not have made the acquisition at such a high price.

    7. The special committee also considered the recent transactions that had been proposed by Mr. Weiss and PTI. The special committee noted that Mr. Weiss proposed a transaction which attributed a value of $5.50 per share to the Killearn's outstanding stock. In contrast, the special committee did not give much weight to the proposed sale by PTI of its Killearn common stock to the Purchaser for $6.50 because the Purchaser did not conduct a formal evaluation of the price nor did it make a formal acceptance of the offer.

      In view of the various factors considered by the special committee in connection with its evaluation of the Merger Agreement and the merger consideration, the special committee did not find it necessary to quantify or otherwise attempt to assign relative importance to the specific factors considered in making its determination, nor did it evaluate whether such factors were of equal importance. However, based upon these factors, the evaluation of all the relevant information provided to them by Killearn's financial advisor and taking into account the existing trading ranges for Killearn's common stock, the special committee determined that the Merger, including the merger consideration, was fair, to Killearn's unaffiliated shareholders. In considering the factors described above, individual members of the special committee may have given different weights to different factors. Except for above paragraphs (5) and (6), the special committee considered the foregoing factors to be positive factors supporting its determination that the Merger is fair and in the best interest of Killearn's unaffiliated shareholders.

      In addition, the special committee determined that the Merger was procedurally fair because, among other things: (1) the special committee consisted entirely of non-management, non-affiliated, independent directors appointed to represent the interests of Killearn's unaffiliated shareholders;
(2) the special committee and Board were represented by Greenberg Traurig, Killearn's outside legal counsel, whereas the Purchaser and the Williams Family retained and were represented by separate legal counsel; (3) the special committee retained American Express Tax & Business Services, Inc. as its financial advisor to assist it in evaluating a potential transaction and received advice from American Express; (4) the special committee engaged in extensive deliberations in evaluating the sales process; (5) the $5.50 per share cash consideration and the other terms and conditions of the Merger Agreement resulted from active arm's-length bargaining between the special committee and its representatives, on the one hand, and the Purchaser and its representatives, on the other hand; and (6) the Purchaser and the executive officers and directors of Killearn have agreed to vote their shares in proportion to the vote cast by the unaffiliated shareholders. The special committee believed that such safeguards were sufficient to assure that the Merger is fair to, and in the best interests of Killearn's unaffiliated shareholders.

    Board of Directors Factors. In connection with its recommendation, the Board considered the following factors: (1) the determinations and recommendations of the special committee; (2) the factors referred to above as having been taken into account by the special committee; and (3) the fact that the cash merger consideration and the terms and conditions of the Merger Agreement were the result of arm's-length negotiations between the special committee and Killearn, on the one hand, and the Purchaser, on the other hand. The Board, after hearing the report of the special committee, adopted the special committee's analysis as well as the analysis of American Express.

    The Board did not consider it practicable to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The Board did not find it necessary to quantify or otherwise attempt to assign relative importance to the specific factors considered in making its determination, nor did it evaluate whether such factors were of equal importance. Rather, the Board reached a general consensus that the Merger was advisable and in the best interests of Killearn, its unaffiliated shareholders and Killearn's other constituencies. In considering the factors described above, individual members of the Board may have given different weight to different factors. Except for paragraphs (5) and (6) of the special committee factors, the Board considered the foregoing factors to be positive factors supporting its determination that the Merger is fair and in the best interest of Killearn's unaffiliated shareholders.

    The Board determined that the Merger was procedurally fair because, among other things: (1) the special committee consisted entirely of non-management, non-affiliated independent directors appointed to represent the interests of the Killearn's unaffiliated shareholders; (2) the special committee and Board were represented by Greenberg Traurig, Killearn's outside legal counsel, whereas J.T. Williams, Jr. and David K. Williams and the Purchaser retained and were represented by separate legal counsel; (3) the special committee retained American Express Tax & Business Services, Inc. as its financial advisor to assist it in evaluating a potential transaction and received advice from American Express; (4) the special committee engaged in extensive deliberations in evaluating the sales process; (5) the $5.50 per share cash consideration and the other terms and conditions of the Merger Agreement resulted from active arm's-length bargaining between the special committee and its representatives, on the one hand, and the Purchaser, on the other hand; and (6) the Purchaser and the executive officers and directors of Killearn have agreed to vote their shares in proportion to the vote cast by the unaffiliated shareholders. The Board believed that such safeguards were sufficient to assure that the Merger is fair to, and in the best interests of Killearn's unaffiliated shareholders.

    Fairness of the Merger. Based on the factors set forth above, Killearn believes that the consideration to be received by its unaffiliated shareholders pursuant to the Merger is fair from a financial point of view.

Purchaser's and the Williams Family's Purpose and Reasons for the Merger

    The purpose of the Purchaser and the Williams Family for engaging in the Merger is to gain 100% ownership of Killearn. After gaining 100% control of Killearn, the Purchaser intends to make a subchapter S election and continue to operate as an S-corporation. This restructuring has certain tax advantages over the traditional C-corporation. An S-corporation is effectively taxed as a partnership and therefore avoids taxation at both the corporate level and the shareholder level. Instead, the income is only taxable to the shareholders; there is no separate entity-level tax. The Purchaser and the Williams Family believe that the after-tax return from Killearn's future business activities can be improved by making this election. Also, because of the late stage of development of Killearn's assets, Killearn is faced with the decision to either wind-down its development operations or seek additional investment projects and commit to an additional 10-20 year development cycle. While the Purchaser and the Williams Family believe that there will be significant opportunities associated with their investment in Killearn, there are also substantial risks that such opportunities may not be fully realized. This assessment is based upon publicly available information regarding Killearn, the Purchaser's and the Williams Family's due diligence investigation of Killearn and the Purchaser's and the Williams Family's experience. Therefore, given the advantages of a subchapter S election and the timing issues discussed above, the Purchaser and the Williams Family feel that this is an appropriate time to undertake this acquisition.

    The proposed acquisition of Killearn has been structured as a merger in order to permit the acquisition of all of Killearn's common stock. Neither the Purchaser nor the Williams Family considered other alternatives to the structure of the transaction, except as described under "Special Factors -- Background of the Merger" on page ___.

Opinion of Financial Advisor

    American Express Tax & Business Services, Inc. ("American Express") has acted as the sole financial advisor to the special committee in connection with the Merger and has assisted the special committee in its examination of the fairness, from a financial point of view, to the public shareholders of Killearn of the consideration to be received by them in the Merger. As used herein and in the opinion of American Express, the term "public shareholders" means all shareholders of Killearn other than the Purchaser and the Williams Family.

    American Express indicated to the special committee that it was prepared to render its opinion as to the fairness of the merger consideration as proposed by the Purchaser to Killearn's public shareholders from a financial point of view on April 19, 1999, subject to American Express' review of drafts of the Merger Agreement and this Proxy Statement. On May 7, 1999, American Express delivered its oral opinion to the special committee and the Board of Directors to the effect that, as of the date of such opinion, the $5.50 per share cash consideration to be received in the Merger is fair to the public shareholders of Killearn from a financial point of view. The full text of American Express' written opinion, which sets forth the assumptions made, procedures followed, matters considered and scope of review by American Express in rendering its opinion, was delivered on May 10, 1999 and is attached as Appendix B to this Proxy Statement and is incorporated herein by reference. Shareholders are urged to read the American Express opinion in its entirety. In addition, a copy of the written report presented by American Express to the special committee was filed as an exhibit to the Rule 13E-3 Transaction Statement on Schedule 13E-3 ("Schedule 13E-3") under the Exchange Act filed by Killearn, with the Commission with respect to the transactions described in this Proxy Statement. Copies of the Schedule 13E-3 are available for inspection and copying at the principal executive offices of Killearn during regular business hours by any interested shareholder of Killearn, or a representative who has been so designated in writing, and may be inspected and copied, or obtained by mail, in the manner specified in "Available Information". The summary set forth below does not purport to be a complete description of such materials or presentations by American Express.

    In arriving at its opinion, American Express (i) considered financial information with respect to the assets of Killearn through January 31, 1999;
(ii) reviewed certain financial analyses and forecasts of sales and development activities; (iii) analyzed publicly available information; (iv) held discussions with management of Killearn; (v) reviewed appraisals and sales documents; (vi) reviewed historical stock market prices and trading volumes of Killearn common stock; (vii) reviewed drafts of the Merger Agreement; and (viii) made such other studies and inquiries and considered such other data as it deemed relevant. In addition, American Express relied, without independent verification, on the accuracy and completeness of all financial and other information that was publicly available or furnished to it by Killearn. American Express further assumed that projections of sales and related costs examined by American Express were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of Killearn's management as to the future performance of Killearn. In addition, in accordance with the special committee's instructions regarding
American Express' review of the Merger, American Express did not advise the special committee with respect to alternatives to the Merger. No other limitations were imposed by the special committee or the Board upon American Express with respect to the investigations made or procedures followed by American Express in rendering its opinion.

    American Express employed several analytical methodologies and no one method of analysis should be regarded as critical to the overall conclusion it has reached. Each analytical technique has inherent strengths and limitations, and the nature of the available information may further affect the value of particular techniques. Its conclusion is based on all the analyses and factors it considered taken as a whole and also on application of its experience.
Such conclusions often involve significant elements of judgment and qualitative as well as quantitative analysis. Hence, it expresses no opinion as to the probative force standing alone, of any one or more parts of the material that follows. Its only opinion is the formal written opinion that it has expressed as to the fairness from a financial point of view of the consideration being paid in the Merger. Its opinion, analyses and all conclusions drawn from such analyses are necessarily based upon market, economic and other conditions that exist and can be evaluated as of the date thereof, and on information available to it as of the date thereof.

    In delivering its opinion and making its presentations to the special committee and the Board of Directors on May 7, 1999, American Express considered and presented the financial and comparative analyses of various indicators of value of Killearn set forth below. This financial and comparative analyses, including the ranges of share values implied by such analyses, were based in part upon projections prepared by Killearn.

    American Express' financial analyses employed the following two types of approaches: (i) a comparative company analysis, and (ii) a discounted cash flow analysis. American Express considered, and to some degree utilized, all of the analyses described below. American Express considered but rejected use of break-up or liquidation value analysis.

    Comparable Company Analysis. In the comparable company analysis, American Express compared Killearn's financial performance against that of publicly traded companies, whose primary operations involved land development.

    Although American Express was unable to locate information on specific companies substantially similar to Killearn, it was able use information compiled by Ibbotson and Associates with respect to composite, industry-wide information for real estate and land development companies. Using these industry composite figures, American Express was able to calculate values for Killearn based on price-earnings ratios, price-sales ratios, price-cash ratios and market-to-book ratios. American Express' analysis generated values ranging from $3.13 to $78.21 per share.

    American Express concluded that the operations of Killearn do not support the values implied by most of these types of analysis. In comparing Killearn's financial performance over the most recent three years and the
most recent twelve month period against that of the   composite information,
American Express observed that Killearn was much smaller than the median companies in, among other areas, revenues, earnings before interest, taxes, depreciation and amortization and earnings before interest and taxes. In addition, since Killearn's assets were in the late stages of development, it would need to commit to additional investments in new properties with an investment horizon of 10-20 years in order to maintain its current levels of sales. Therefore any analysis based on earnings or sales artificially inflates the value attributable to Killearn. However, the market-to-book ratios produced more reasonable values ranging from $3.13 to $9.55. These composite valuations imply that the $5.50 per share offered by the Purchaser is within the range of comparable company valuations.

    Discounted Cash Flow Analysis. American Express used discounted cash flow analysis to discount Killearn's projected cumulative cash flows to a present value. This analysis assumed the continued viability of Killearn, that it will develop and sell land for amounts approximating those in the forecasts, and will have sufficient capital to acquire and develop land in the future.

    In order to calculate these discounted values American Express used forecasts and estimates of development and sales of land parcels currently held by Killearn. In determining its estimate of Killearn's land values, American Express reviewed independent appraisal reports which had been conducted over the last five years and estimates provided by the management of Killearn. The independent appraisals of Killearn's land were conducted by Bob Sorrells & Associates, and John K. Selfe III independent real estate appraisers. These appraisals were conducted for various banks in connection with proposed bank loans to be made by such banks to Killearn. As a result, the independent appraisers were chosen by these banks, but Killearn paid the real estate appraisal firm as required by the banks. All of the appraisals prepared by the real estate appraisal firm are available for inspection at Killearn's principal executive offices during Killearn's regular business hours by any interested stockholder of Killearn or such stockholder's representative who has been so designated in writing.
Of these various estimates of land value, management agreed with all of the appraisals except for one which appraised approximately 75 acres of commercial land. This appraisal (the "Appraisal") was prepared in October 1998 by Bob Sorrells & Associates and was the basis of the land sales projections used by American Express.

    In preparing the Appraisal, the appraiser inspected the land held by Killearn and made assumptions regarding the construction of improvements to the land including the construction of a public highway through a portion of the property. The Appraisal concluded that with these improvements the land could be sold in commercial tracts ranging from $100,000 to $325,000 per acre. These estimates were based on sales of land in an area approximately 10 miles closer to downtown Atlanta. The Appraisal then concluded that the total acreage, when sold, would generate approximately $16,830,000 of sale proceeds for Killearn.

    The management estimates were based on historical land sales by Killearn to independent, unaffiliated buyers, including a local utility, Management disagreed with the figures included in the Appraisal because the appraiser assumed that much of the land would be sold after the construction of the public highway and would therefore generate higher sales prices. In addition, management felt that the historical sales prices of properties owned by Killearn were better indicators of the value of Killearn's properties than historical sale prices obtained for other properties which had different amenities and were located closer to downtown Atlanta. Therefore, management concluded that lots would sell for prices between $100,000 to $250,000 per acre, for total proceeds of approximately $9,870.000.

    Finally, American Express considered both of these estimates of future sales proceeds and conducted its own general inspection of Killearn's properties and the comparable properties contained in the Appraisal. Based upon its inspection, it agreed with management that some of the comparable properties contained in the Appraisal are different and warrant lower land values than given by the appraiser. However, based on its own experience valuing real estate assets, it assigned values to certain tracts of land that were higher than management's estimates. Therefore, it calculated its own sales value base on historical data and its estimation of the effect of improvements to the property and concluded that the tract prices would range from $100,000 to $275,000, for total proceeds of $13,530,000.

    From these sets of estimates (American Express', Killearn's management, and the Appraisal, American Express deducted forecasts and projections of commissions, general and administrative expenses, income taxes and other amounts incident to the sale of the land or operation of Killearn to arrive at future estimated cash flows. These cash flows were discounted to their present value using a 12% discount rate which American Express estimated to be the appropriate rate for an investment in a similar company. It arrived at this discount rate by considering the effects of inflation, security, liquidity, and returns on high-grade investments such as United States Treasury Bonds. It also noted that 12% was consistent with ranges of discount rates on similar investments as provided by Ibbotson and Associates and ranges used by certain real estate appraisers of Killearn's properties.

    American Express' analysis resulted in values per share of Killearn common stock under each of these scenarios of $4.79 for the American Express case, $6.27 per the Appraisal and $2.92 per Killearn management's estimates. The difference in these values resulted from the disputed projections of land values as discussed above . American Express concluded that its base case determination, and therefore the $5.50 per share offered by the Purchaser, was therefore an appropriate and reasonable estimate of discounted value.

    Comparable Sales Analysis. American Express was unable to identify recent sales of similar companies with which to complete this analysis.

    Liquidation Analyses. American Express considered, but rejected, use of liquidation value analyses which assume the sale of land "as is", with no further development cost and a significant reduction of general and administrative costs. The overall result of this analysis was that the decrease in sales value of the land significantly outweighed any savings from cessation of development activity. Also, because of the cessation of development activity, the deferred tax liability, created out of timing differences in the capitalization of real estate taxes and interest during development, converts into a tax payable and further reduces the value of the stock. The resulting value per share of a liquidation approaches zero.

    Other. American Express is regularly engaged in the valuation of businesses in connection with mergers and acquisitions, private placements and valuations for estate, corporate and other purposes. The special committee selected American Express to act as its financial advisor in connection with the Merger on the basis of American Express' reputation and its experience in transactions of this type.

    In connection with its financial advisory services and the delivery of its opinion, American Express received a fee of $25,000, which fee was not contingent upon a favorable opinion. In addition, Killearn agreed to reimburse American Express for its reasonable out-of-pocket expenses incurred during its engagement and to indemnify American Express and hold them harmless against certain liabilities, including certain liabilities under the federal securities laws, relating to, or arising out of, its rendering of services under its engagement.

Conflicts of Interest

    In considering the recommendations of the special committee and Board of Directors, Killearn's shareholders should be aware that J.T. Williams, Jr. and David K. Williams, who are both members of the Board of Directors have interests in the Merger that are different from the interests of Killearn shareholders generally and which may create potential conflicts of interest.

    Ownership of Purchaser. Two directors of Killearn, J.T. Williams, Jr. and David K. Williams, own, in the aggregate, approximately 76% of the outstanding capital stock of the Purchaser. In addition, two other sons of J.T. Williams, Jr., John R. Williams and J.T. Williams, III, own the remainder of the outstanding capital stock of the Purchaser.

    Director and Officer Indemnification and Insurance. The Merger Agreement provides that the Surviving Corporation generally will indemnify all directors and officers of Killearn to the fullest extent permitted by Florida law and in the Articles of Incorporation and Bylaws of Killearn, as in effect as of the date of the Merger Agreement, from and against all liabilities, costs, expenses and claims arising out of actions taken prior to the Merger in performance of their duties as directors and officers of Killearn. The Merger Agreement further provides that, except as may be limited by applicable law, for a period of six years after the Merger the indemnification obligations set forth in Killearn's Articles of Incorporation and Bylaws shall survive the Merger and shall not be amended or modified by either Killearn or the Surviving Corporation in a manner adverse to the rights of former and current officers and directors of Killearn with respect to matters occurring prior to the Merger. In addition, the Merger Agreement provides that the Surviving Corporation will maintain in effect, for three years or until expiration of the applicable statute of limitations but in no event longer than four years, after the Merger to maintain directors' and officers' liability insurance for the benefit of its directors and officers who are currently covered under Killearn's directors' and officers' liability insurance on terms not materially less favorable than the existing insurance coverage; provided, however, the Surviving Corporation is not required to pay an annual premium in excess of 200% of the last annual premium paid by Killearn prior to the date of the Merger Agreement.

    Special Committee and Board Compensation. Compensation paid to the members of the special committee and the Board for services rendered in their capacity as members of the special committee of the Board for the period from December 1998 through May 1999, including, among other things, their analysis and evaluation of the proposal of the Purchaser as well as their negotiation of the terms of the Merger Agreement was $9,000 for each of Mr. Horne and Mr. Pope. This compensation was paid whether or not the special committee approved the Merger. Similar compensation was given to the members of the special committee for their service on committees in 1997, including service on a committee to consider a merger offer by PTI even though the merger was not consummated.


                               THE SPECIAL MEETING

Date, Time and Place

    The special meeting will be held on August 9, 1999, at 10:00 a.m., local time, at Killearn's offices 385 Country Club Drive, Stockbridge, Georgia.
At the special meeting, Killearn shareholders will be asked to consider and vote upon a proposal to approve and adopt the Merger Agreement and the Merger.

Record Date; Voting Power; Quorum

    Shareholders of record of Killearn common stock at the close of business on June 15, 1999 are entitled to notice of and to vote at the special meeting. As of the record date, there were 887,412 shares of Killearn common stock issued and outstanding held by approximately 500 holders of record.

    Holders of record of Killearn common stock on the record date are entitled to one vote per share on any matter that may properly come before the special meeting.

    The representation, in person or by proxy, of at least a majority of the outstanding shares of Killearn common stock entitled to vote at the special meeting is necessary to constitute a quorum for the transaction of business.

Vote Required; Security Ownership of Management

    Under Florida law, the affirmative vote of the holders of a majority of the shares of Killearn common stock outstanding on the record date is required to approve the Merger Agreement and the Merger. However, the Purchaser and each of the executive officers and directors of Killearn have agreed to vote their shares in favor of the Merger Agreement in the same proportion as the other shareholders of Killearn. As a result, a vote of a majority of the unaffiliated shareholders is required to approve the Merger. For purposes of determining whether the Merger Agreement and the Merger have received a majority vote, abstentions and broker non-votes (shares held in "street name" through a broker or other nominee as to which voting instructions with regards to the Merger Agreement and the Merger have not been received from the beneficial owners and such broker or other nominee is not permitted to exercise voting discretion with regards to the Merger Agreement or the Merger) will not be included in the vote total, although an abstention and a broker non-vote will have the effect of a vote against the Merger Agreement and the Merger. Abstentions and broker non-votes will, however, be counted for determining whether there is a quorum.

    As of the record date for the special meeting, Killearn's executive officers and directors owned, in the aggregate, 237,133 shares of Killearn common stock or 26.7 % of the votes represented by the shares of Killearn common stock then outstanding. At the special meeting, Killearn will tally the votes of the unaffiliated shareholders and then the Purchaser and the executive officers and directors of Killearn will vote their shares in the same portion as the votes cast by the unaffiliated shareholders. See "Beneficial Ownership of Common Stock" on page ___.

Proxies

    Shareholders are requested to complete, date and sign the accompanying form of proxy and return it promptly in the enclosed postage-paid envelope.

    Any shareholder giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted at the special meeting. A later dated proxy or written notice of revocation given prior to the vote at the special meeting to the Secretary of Killearn will serve to revoke such proxy. Also, a shareholder who attends the special meeting in person may, if he or she wishes, vote by ballot at the special meeting, thereby canceling any proxy previously given. Mere presence at the special meeting will not serve to revoke any proxy previously given.

Solicitation of Proxies

    In addition to the use of mails, proxies may be solicited by persons regularly employed by Killearn, by personal interview, telephone and telegraph. Such persons will receive no additional compensation for such services, but will be reimbursed for any out-of-pocket expenses incurred by them in connection with such services. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of common stock held of record by such persons, and Killearn may reimburse such persons for reasonable out-of-pocket expenses incurred by them in connection therewith.

    Killearn will bear the costs of the special meeting and of soliciting proxies therefor. Killearn may engage a proxy solicitor to assist in the solicitation of proxies.

                                      THE MERGER

    Mechanics of the Merger.  In the Merger:

       Killearn will be merged into Merger Sub, and Merger Sub will be the Surviving Corporation; and

       each share of Killearn's common stock (other than shares held by the Purchaser and the Williams Family) will be converted into the right to receive $5.50 in cash, without interest.

    Consequences of the Merger.  As a result of the Merger:

       the entire equity interest in Killearn will be owned by the Purchaser;

       the unaffiliated shareholders of Killearn will no longer have any interest in, and will not be shareholders of Killearn, and therefore will not participate in its future earnings or growth;

       the Purchaser will have the opportunity to benefit from any earnings and growth of Killearn, and will bear the risk of any decrease in Killearn's value;

       Killearn's common stock will no longer be traded on The American Stock Exchange, Inc., price quotations will no longer be available and the registration of Killearn's common stock under the Exchange Act will be terminated. After such registration is terminated, Killearn will no longer be required to file periodic reports with the Commission;

       the present Board of Directors of Killearn will be replaced by the Board of Directors of Merger Sub which is comprised of J.T. Williams, Jr., David K. Williams, John R. Williams and J.T. Williams, III;

       the officers of Killearn will be the officers of the Surviving Corporation after the effective time of the Merger. See "Certain Information Concerning Merger Sub and the Purchaser" on page ____.

    The Purchaser expects that, following consummation of the Merger, the business and operations of Killearn will be continued substantially as they are currently being conducted. The Board of Directors and management of Killearn will, however, continue to evaluate Killearn's business, operations, corporate structure and organization and will make such changes as they deem appropriate.

Financing

    The total amount of funds necessary to fund the Merger is expected to be approximately $3.6 million. These funds are expected to come from the following sources:

        the 315,430 shares of Killearn common stock owned by Wimberly Investment Funds, L.P. will be paid for by the cancellation of $1,734,865
(or $5.50 per share a portion of the indebtedness (including accrued and unpaid interest) owed by Wimberly to the Purchaser;

         the 132,000 shares of Killearn common stock owned by Proactive Technologies, Inc. will be paid for by the cancellation of $726,000 (or
$5.50 per share) a portion of indebtedness (including accrued and unpaid interest) owed by PTI to the Purchaser;

         approximately $900,000 will be borrowed from American Century Bank as described below; and

         the balance of the merger consideration will be paid with cash of the Purchaser on hand at the effective time of the Merger estimated to be approximately $250,000.

     Cancellation of Indebtedness. Pursuant to secured promissory notes, the Purchaser has loaned to Wimberly approximately $2 million. As security for the notes and pursuant to two separate security agreements, Wimberly granted the Purchaser a security interest in 315,430 shares of Killearn common stock held by Wimberly. The note originally matured in January 1999 and has since been extended twice. The notes are earning interest at a rate of 8.5% per annum.

     Similarly, the Purchaser has previously purchased three promissory notes under which PTI owes a total of approximately $1.4 million (including accrued and unpaid interest). Pursuant to pledge agreements, the notes are secured by 132,000 shares of Killearn common stock held by PTI. The notes bear interest at the prime rate plus 1%.

     The purchase of the 315,430 shares of Killearn common stock held by Wimberly and the 132,000 shares of Killearn common stock held by PTI will be paid for by the cancellation of a portion of the indebtedness owed by each to the Purchaser. Otherwise, the consideration received by Wimberly and PTI is in no way different than the consideration received by the other shareholders of Killearn (other than the shares held by the Purchaser and the Williams Family). Further, the tax consequences of the Merger shall be the same on Wimberly and PTI as the other shareholders of Killearn (other than the shares held by the Purchaser and the Williams Family).

    Debt Financing. The Purchaser has a revolving line of credit with American Century Bank in the aggregate amount of $2.0 million having a final maturity date occurring on or before March 22, 2000 (the "Line of Credit"). Approximately, $1.1 million has been previously borrowed under the Line of Credit and the balance in the amount of $900,000 available under the Line of Credit will be used to fund the Merger.

    The Line of Credit is secured by 26.77 acres of real estate of the Purchaser. The interest rate under the Line of Credit is the prime rate plus 1/2 percentage points. The documents for the Line of Credit contain affirmative, negative and financial covenants and events of default customary for credit facilities of a size and type similar to the Line of Credit. Draws under the Line of Credit are subject to the satisfaction of customary conditions for similar financing.

Federal Income Tax Consequences

    There will be federal income tax consequences of the Merger to the holders of the Killearn common stock. The material tax consequences of the Merger are summarized in the following discussion, which is based on the current provisions of the Internal Revenue Code, existing and proposed Treasury Regulations thereunder and current administrative rulings and court decisions, all of which are subject to change. Any change, which may or may not be retroactive, could alter the tax consequences to the holders of Killearn common stock as described herein. The following discussion is addressed to a shareholder that holds Killearn common stock as a capital asset and that, for federal income tax purposes, is a U.S. citizen or resident or a domestic corporation, partnership, trust or estate. This summary does not purport to deal with all aspects of taxation that may be relevant to a particular shareholder in light of his, her or its particular circumstances or to certain types of taxpayers subject to special treatment under the federal income tax law, including financial institutions, broker-dealers, foreign persons, persons holding Killearn common stock as part of a straddle, "synthetic security" or other integrated investment (including a "conversion transaction") or persons who acquired their Killearn common stock through the exercise of an employee stock option or otherwise as compensation.

    A holder of Killearn common stock will recognize capital gain or loss for federal income tax purposes on each share of Killearn common stock exchanged for the merger consideration pursuant to the Merger. The amount of gain or loss recognized on a share will be equal to the difference between $5.50 and the holder's basis in the share. The gain or loss will be long-term capital gain or loss in the case of shares held for more than one year as of the date of the Merger. In the case of individuals, trusts and estates, net capital gain for a taxable year (that is, the excess of net long-term capital gain for the taxable year over any net short-term capital loss for the year) is subject to a maximum federal income tax rate of 20%. Receipt of the cash merger consideration in exchange for Killearn common stock pursuant to the Merger also may be a taxable transaction under applicable state, local and foreign tax laws.

    A holder of Killearn common stock may be subject to backup withholding at the rate of 31% with respect to the merger consideration received pursuant to the Merger, unless the holder (a) is a corporation or comes within certain other exempt categories and, when required, demonstrates that fact or (b) provides a correct taxpayer identification number ("TIN"), certifies as to no loss of exemption from backup withholding and otherwise complies with the applicable requirements of the backup withholdings rules.
To prevent the possibility of backup withholding on payments made to certain holders with respect to shares of Killearn common stock pursuant to the Merger, each holder must provide the paying agent (the "Paying Agent") with his, her or its correct TIN by completing a Form W-9 or Substitute Form W-9. A holder of Killearn common stock that does not provide his, her or its correct TIN may be subject to penalties imposed by the Internal Revenue Service (the "IRS"), as well as to backup withholding. Any amount withheld under these rules will be refundable or creditable against the holder's federal income tax liability, provided the required information is furnished to the IRS. Killearn (or its agent) will report to the holders of Killearn common stock and to the IRS the amount of any "reportable payments," as defined in Section 3406 of the Code, and the amount of tax, if any, withheld with respect thereto.

    The federal income tax consequences set forth in this proxy statement are for general information only. The tax consequences for a particular shareholder will depend upon the facts and circumstances applicable to that shareholder. Accordingly, each shareholder is urged to consult his, her or its own tax adviser to determine the tax consequences of the Merger to the shareholder in light of his, her or its particular circumstances, including the applicability and effect of state, local, foreign and other tax laws and any possible changes in those laws. The foregoing discussion may not apply to shares received pursuant to the exercise of employee stock options or otherwise as compensation.

Accounting Treatment

    Killearn expects that the Merger will be accounted for as a recapitalization for accounting purposes because it will not constitute a change of control under generally accepted accounting principles. As a result, the historical cost basis of Killearn's assets and liabilities will not change. The aggregate cost of repurchasing the common stock will be accounted for as a charge to shareholders' equity.

Dissenters' Appraisal Rights

    Killearn's shareholders are not entitled under the Florida law or Killearn's articles of incorporation to exercise dissenters' appraisal rights in connection with the Merger. Therefore, if a shareholder votes against, or abstains from voting for, the Merger and a majority of shareholders approve the Merger, then the dissenting or abstaining shareholder will receive the Merger Consideration in exchange for their shares.

Delisting and Deregistration of Common Stock

    Following the Merger, Killearn's common stock will be no longer traded on The American Stock Exchange, Inc., price quotations will no longer be available and the registration of Killearn's common stock under the Exchange Act will be terminated. After such registration is terminated, Killearn will no longer be required to file periodic reports with the Commission.

Regulatory Approvals

    Killearn is not aware of any material governmental or regulatory approvals which are required for consummation of the Merger.



                             THE MERGER AGREEMENT

Overview

    The terms and conditions of the Merger are set forth in the Merger Agreement, the complete text of which is attached as Appendix A to this proxy statement and is incorporated herein by reference. The summary of the Merger Agreement contained in this proxy statement does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of such document.

     In the Merger:

         Killearn will be merged into Merger Sub, and the Merger Sub will be the Surviving Corporation upon completion of the Merger; and

         each share of Killearn's common stock (other than shares held by the Purchaser and the Williams Family) will be converted into the right to receive $5.50 in cash, without interest.

Exchange of Certificates Representing Common Stock

    Instructions with regard to the surrender of Killearn's stock certificates, together with a letter of transmittal to be used for this purpose, will be mailed to Killearn's shareholders as promptly as practicable after the completion of the Merger. In order to receive the cash merger consideration, shareholders will be required to surrender their stock certificates, together with a duly completed and executed letter of transmittal, to a Paying Agent designated by Merger Sub and approved by Killearn. Promptly after completion of the Merger, the cash merger consideration will be deposited in trust with the Paying Agent. Upon receipt of such stock certificates and letter of transmittal, the Paying Agent will deliver the cash merger consideration to the registered holder or his transferee of the shares of Killearn's common stock. No interest will be paid or accrued on the amounts payable upon the surrender of stock certificates.

    Shareholders should not submit their stock certificates for exchange until the instructions and letter of transmittal are received.

    After the effective time of the Merger, there will be no further transfers on the stock transfer books of Killearn of the shares of Killearn's common stock that were outstanding immediately prior to the Merger. If a certificate representing such shares is presented for transfer, subject to compliance with the requisite transmittal procedures, it will be canceled and exchanged for the merger consideration.

    Each certificate representing shares of Killearn's common stock immediately prior to the effective time of the Merger will, at such time, be deemed for all purposes to represent only the right to receive the merger consideration into which the shares of Killearn's common stock represented by such certificate were converted in the Merger.

    Any merger consideration delivered or made available to the Paying
Agent and not exchanged for stock certificates within 180 days after the Merger will be returned by the Paying Agent to the Surviving Corporation, which will thereafter act as Paying Agent. If any certificates representing shares of Killearn common stock are not surrendered within five years after the Merger then the unclaimed merger consideration payable in exchange for such certificates shall, to the extent permitted under applicable abandoned property, escheat or similar law, become the property of the Surviving Corporation, free and clear of all claims or interests of any person previously entitled thereto. None of the Merger Sub, the Purchaser, Killearn nor the Paying Agent will be liable to a holder of shares of Killearn's common stock for any of the cash merger consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

Representations and Warranties

    Killearn has made representations and warranties in the Merger Agreement regarding, among other things its organization and good standing, authority to enter into the transactions, its capitalization, the content and submission of forms and reports required to be filed by Killearn with the Commission, requisite governmental and other consents and approvals, and compliance with all applicable laws.

    Each of Merger Sub and Purchaser have made representations and warranties in the Merger Agreement regarding, among other things, its organization and good standing, authority to enter into the transactions, the requisite governmental and other consents and approvals, financing, and the accuracy of information supplied by it for submission on forms and reports required to be filed by Killearn with the Commission.

Conduct of Business Pending the Merger

    Killearn has agreed that during the period from the date of the Merger Agreement to the effective time of the Merger, except as otherwise provided in the Merger Agreement, unless consented to by Purchaser, it shall, and shall cause its subsidiaries, to, among other things, conduct its business in the ordinary course and to use its commercially reasonable efforts to preserve intact its current business organizations, keep available the services of its current officers, employees and consultants, preserve its relationships with customers, suppliers, contractors and other persons with which it or its subsidiaries has significant business relations and maintain all insurance necessary to the conduct of its business as currently conducted. Killearn has further agreed that it shall not, and shall cause its subsidiaries not to, without the prior written consent of Purchaser:

         dispose of or encumber any of its properties and assets, other than sales in the ordinary course of business and collections of receivables in the ordinary course of business;

         issue, sell, or acquire any shares of the capital stock of the Killearn or securities convertible into, or rights, warrants or options (including employee stock options) to acquire, any such shares or other convertible securities;

         split, combine or reclassify any shares of its common stock or declare any dividends on or make other distributions; and

         incur, assume or prepay any long-term debt or, except in the ordinary course of business, incur or assume any short-term debt; assume, guarantee, endorse or otherwise become liable or responsible for the obligations of any other person; or make any loans, advances or capital contributions to, or investments in, any other person.

No Solicitation

    The Merger Agreement prohibits Killearn, its subsidiaries, and any of Killearn's or its subsidiaries' directors, officers, employees, agents or representatives from directly or indirectly: (i) initiating, soliciting, or encouraging any inquiries, discussions or making any proposal with respect to any merger, consolidation or other business combination involving Killearn or any acquisition of any kind of a material portion of the assets or capital stock of Killearn or its subsidiaries (a "Takeover Proposal"); or (ii) negotiating, exploring or otherwise communicating in any way with any third party with respect to any Takeover Proposal or entering into or consummating any agreement arrangement or understanding requiring it to abandon, terminate or fail to consummate the Merger.

    However, prior to the special meeting (or any postponement thereof), Killearn may, if Killearn's Board of Directors determines in good faith by a majority vote, based upon the advice of its outside counsel, that failing to take such action would constitute a breach of the fiduciary duties of the Board of Directors under applicable law, in response to a Takeover Proposal from any person that was not solicited by Killearn and that did not otherwise result from the breach of Killearn's obligations to refrain from soliciting any Takeover Proposal, and upon notifying Merger Sub of the particulars of such Takeover Proposal and otherwise complying with these obligations, Killearn may participate in discussion or negotiations with such person regarding any Takeover Proposal.

Indemnification

    The Merger Agreement provides that the Surviving Corporation generally will indemnify all directors and officers of Killearn to the fullest extent permitted by Florida law and in the Articles of Incorporation and Bylaws of Killearn, as in effect as of the date of the Merger Agreement, from and against all liabilities, costs expenses and claims arising out of actions taken prior to the effective time of the Merger in performance of their duties as directors and officers of Killearn in connection with the Merger Agreement.

    The Merger Agreement further provides that, except as may be limited by applicable law, for a period of six years from and after the effective time of the Merger the indemnification obligations set forth in Killearn's Articles of Incorporation and Bylaws shall survive the Merger and shall not be amended or modified by either Killearn or the Surviving Corporation in a manner adverse to the rights of former and current officers and directors of Killearn with respect to matters occurring prior to the effective time of the Merger.

Directors' and Officers' Liability Insurance

    The Merger Agreement provides that the Surviving Corporation shall maintain in effect, for three years or until the applicable statute of limitations expires but in no event longer than four years after the Merger, directors' and officers' liability insurance policies covering the persons who are currently covered in their capacities as such directors and officers (the "Covered Parties") by Killearn's current directors' and officers' policies and on terms not materially less favorable than the existing insurance coverage with respect to matters occurring prior to the Merger; provided, however, in the event the annual premium for such coverage exceeds an amount equal to 200% of the last annual premium paid immediately prior to the date hereof by Killearn for such coverage, the Surviving Corporation shall notify the Covered Parties who shall then elect as a group either (i) to allow the Surviving Corporation to obtain as much comparable insurance as possible for an annual premium equal to 200% of the last annual premium paid immediately prior to the date hereof by Killearn, or (ii) to seek coverage from another carrier, in which event the Surviving Corporation shall reimburse the Covered Parties the cost of such alternative coverage up to an amount equal to 200% of the last annual premium paid immediately prior to the date hereof by the Killearn for such coverage.

Conditions to the Merger

    Each party's respective obligations to effect the Merger is subject to satisfaction of the following conditions:

         the approval and adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the outstanding shares of Killearn's common stock in accordance with Florida Law and Killearn's Articles of Incorporation;

         no order, statute, rule, regulation, executive order, stay, decree, judgment or injunction shall have been enacted, entered, issued, promulgated or enforced by any court or governmental authority which prohibits or materially and adversely restricts the consummation of the Merger; and

    The obligations of Merger Sub and the Purchaser, on the one hand, and Killearn, on the other hand, to consummate the Merger are subject to the satisfaction or waiver of further conditions including:

         Killearn, Merger Sub and the Purchaser, as the case may be, shall have performed all of its obligations under the Merger Agreement required to be performed by it at or prior to the effective time of the Merger;

         each of the representations and warranties of Killearn, Merger Sub and the Purchaser, as the case may be, contained in the Merger Agreement shall be true and correct, in each case as of the Closing Date as if made at and as of such time; and

Termination of Merger Agreement

    The Merger Agreement may be terminated and the Merger abandoned, at any time prior to the effective time of the Merger, whether before or after approval by Killearn's shareholders:

         by the mutual written consent of Killearn and the Purchaser;

         by either the Purchaser or Killearn if the Merger has not been consummated by December 31, 1999, unless the failure by the terminating party to fulfill any obligation under the Merger Agreement caused or resulted in the failure of the Merger to be consummated by December 31, 1999;

         by either the Purchaser or Killearn, if Killearn's Board of Directors (or any committee thereof), withdraws or modifies or refrains from giving its approval or recommendation of the Merger Agreement or the Merger;

         automatically, without action by any party thereto, if the shareholders of Killearn do not approve the Merger Agreement at the special meeting;

         by either Killearn or the Purchaser if the other party breaches any of its representations, warranties and agreements under the Merger Agreement and such breach is not cured within 10 days of notice; and

         by Killearn subsequent to a Takeover Proposal if its special committee determines in good faith by a majority vote based upon the advice of its outside counsel that the Board is required to do so by its fiduciary obligations, and after it notifies the Purchaser of the Takeover Proposal.

Fees and Expenses

    Killearn and Merger Sub will pay their own fees, costs, and expenses incurred in connection with the Merger Agreement (except that Killearn will bear all expenses incurred in connection with this proxy statement).

Estimated Fees and Expenses of the Merger

    Estimated fees and expenses incurred or to be incurred by the Surviving Corporation and Killearn, Inc. (the parent Company) in connection with the Merger are approximately as follows:




                                  Description                      Amount
                                  ___________                   ______________

Advisory fees and expenses(1)                                      $25,000
Debt financing fees and expenses(2)                                 15,135
Legal fees and expenses(3)                                          60,000
Paying Agent fees and expenses                                       2,500
Transaction fees and expenses                                        1,500
Accounting fees and expenses                                         5,000
Securities and Exchange Commission filing fee                          500
Printing and mailing costs                                           1,500
Miscellaneous expenses                                               3,000
                                                                  ________
Total....................................................         $114,135


1. Includes the fees and expenses of American Express Tax & Business Services, Inc.
2.     Includes the fees and expenses of $15,135.00 to American Century
       Banking Corp.
3.     Includes the estimated fees and expenses of counsel for Killearn, and
       the   Purchaser, which are expected to be reimbursed by the Surviving
       Corporation following the Merger.


                             CERTAIN INFORMATION CONCERNING
                     MERGER SUB, THE PURCHASER AND OTHER AFFILIATES

    Merger Sub. Merger Sub is a Georgia corporation incorporated in May 1999 at the direction of the Purchaser for the purpose of consummating the Merger. It is anticipated that Merger Sub will not have any significant assets or liabilities prior to the effective date of the Merger nor engage in any activities other than those involving the Merger.

    Purchaser. The Purchaser is a Georgia corporation. Approximately 77% of the outstanding capital stock of the Purchaser is owned by J.T. Williams, Jr. and David K. Williams, two directors of Killearn, and all of the remaining capital stock of the Purchaser is owned by two other sons of J.T. Williams, Jr., John R. Williams and J.T. Williams, III. Each owner of the Purchaser is a citizen of the United States and the business address of the Purchaser and each such owner is at 1570 Rock Quarry Road, Stockbridge, Georgia 30281. Information relating to transactions involving Killearn's common stock effected by or on behalf of each owner of the Purchaser and his respective affiliates since May 1, 1997 through the date of this proxy statement is set forth on Appendix C to this proxy statement. For further information concerning the Purchaser, see "Special Factors-Conflicts of Interest."

    Subsequent to the consummation of the Merger, it is anticipated that the directors and executive officers of the Surviving Corporation will be as follows:

    Name                               Position
    ____                               ________

    J.T. Williams, Jr.                 Chairman of the Board


    David K. Williams                  President and Chief Executive Officer,
                                       Director


    John R. Williams                   Vice President, Director


    J.T. Williams, III                 Secretary, Director


    William E. Daniels, Jr.            Chief Financial Officer

    Set forth below is a brief description of the business experience for each of the directors of the Surviving Corporation:

    Name                                Position
    ____                                ________

    J.T. Williams, Jr.                 Chairman of the Board and President of
                                       Killearn Properties, Inc. from 1970
                                       until October 1996.  President of
                                       Killearn, Inc., a privately owned
                                       company which owned and managed the
                                       Eagle's Landing Golf and Country Club
                                       until May 1998, and owns the Inn at
                                       Eagle's Landing since October 1996.

    David K. Williams                  President of Killearn Properties, Inc.
                                       since August 1997 and Chief Executive
                                       Officer of   Killearn  since
                                       January 1998.  Executive Vice President
                                       of   Killearn  from May 1994 to
                                       August 1997.  President of
                                       Killearn's  Florida operations from
                                       June 1989 to May 1994.

    John R. Williams                   Vice President of Killearn, Inc. since
                                       July 1997.  President of Eagles Landing
                                       Sales Center from January 1988 until
                                       July 1997.

    J.T. Williams, III                 Development Coordinator of Killearn
                                       Properties, Inc. since January 1989.

    William E. Daniels, Jr.            Chief Financial Officer of Killearn
                                       Properties, Inc. since July 1998.
                                       Chief Financial Officer of Proactive
                                       Technologies, Inc. from July 1997 until
                                       February 1998.  Controller for KWC
                                       Management Corporation from 1993 to
                                       1995.


                       BENEFICIAL OWNERSHIP OF COMMON STOCK

    The following table sets forth certain information regarding the beneficial ownership of Killearn's common stock as of July 12, 1999 for (1) each person who is known by Killearn to own beneficially more than 5% of the outstanding shares of common stock, (2) the Chief Executive Officer and the four other most highly compensated executive officers of Killearn, (3) each director of Killearn, and (4) all of the directors and executive officers of Killearn as a group. Except pursuant to applicable community property laws and except as otherwise indicated, each shareholder identified in the table possesses sole voting and investment power with respect to its or his shares.

                                       Shares
      Name                        Beneficially Owned         Percent Owned
    _______                       __________________         _____________
Wimberly Investment Fund, L.P.       315,430(1)                    35.6
J.T. Williams, Jr.                   216,146(2)                    24.4
David K. Williams                    167,387(2)                    18.9
Killearn, Inc.                       157,400                       17.7
Proactive Technologies, Inc.         132,000                       14.9
Melvin L. Pope, Jr.                      300(3)                      *
William E. Daniels, Jr.                  150                         *
Mallory E. Horne                           0                         *



All directors and executive          226,583 (2) (3)               25.5
Officers as a group (5 persons)
___________________________________

*    Less than 1% of the outstanding shares.

1. Based solely on reports of beneficial ownership filed by the named person with the Commission.
2. Includes 157,400 shares of Common Stock held by Killearn, Inc., a corporation controlled by J.T. Williams, Jr. and David K. Williams.
3. Includes 25 shares of Common Stock held by Mr. Pope's wife and 275 shares of Common Stock held by Mr. Pope as custodian for his children.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Killearn's consolidated balance sheet as of April 30, 1998, and the related consolidated statements of operations, shareholders' equity and cash flows for the year ended April 30, 1998, incorporated by reference in this proxy statement, have been audited by PricewaterhouseCoopers LLP, independent public accountants. A representative of PricewaterhouseCoopers LLP will not be at the special meeting.

                        DOCUMENTS INCORPORATED BY REFERENCE

    The following documents previously filed with the Commission by Killearn (File No. 1-6762) are incorporated by reference in this proxy statement:

         Annual Report on Form 10-KSB for the year ended April 30, 1998; and

         Quarterly Reports on Form 10-QSB for the quarterly periods ended July 31, 1998, October 31, 1998 and January 31, 1999.

    All documents filed by Killearn with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof and prior to the date of the special meeting shall be deemed to be incorporated by reference herein and shall be a part hereof from the date of filing of such documents. Any statements contained in a document incorporated by reference herein or contained in this proxy statement shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document which also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.

    This proxy statement incorporates documents by reference which are not presented herein or delivered herewith. Such documents (other than exhibits to such documents unless such exhibits are specifically incorporated by reference) are available, without charge, to any person, including any beneficial owner, to whom this proxy statement is delivered, on written or oral request to Killearn at 385 Country Club Drive, Stockbridge, Georgia 30281 Attn: Chief Financial Officer (telephone number 770-389-2020). Such documents will be provided to such person by first class mail or other equally prompt means within one business day of receipt of such request. In order to ensure delivery of the documents prior to the special meeting, requests should be received by July 26, 1999.

                             AVAILABLE INFORMATION

    Killearn, the Merger Sub and the Purchaser have filed with the Commission a Rule 13e-3 Transaction Statement on Schedule 13E-3 (including any amendments thereto, the "Schedule 13E-3") under the Exchange Act with respect to the Merger. This proxy statement does not contain all of the information set forth in the Schedule 13E-3 and the exhibits thereto, certain parts of which are omitted in accordance with the rules and regulations of the Commission. Killearn is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information with the Commission.

    Schedule 13E-3 and the exhibits thereto, as well as such reports, proxy statements and other information filed by Killearn, can be inspected and copied at the Commission's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms.

    Killearn's SEC filings are also available to the public from commercial document retrieval services and at the Internet web site maintained by the Commission at http://www.sec.gov.



                              KILLEARN PROPERTIES, INC.
                               385 Country Club Drive
                             Stockbridge, Georgia 30281



                PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Mallory E. Horne and William E. Daniels, Jr., and either of them, proxies (each with full power of substitution) to vote, as indicated below and in their discretion upon such other matters as may properly come before the meeting, all shares which the undersigned would be entitled to vote at the special meeting of shareholders of Killearn to be held on August 9, 1999, at 10:00 a.m., local time, at its offices at 385 Country Club Drive, Stockbridge, Georgia, and at any adjournment or postponement thereof, as indicated on the reverse side.

1. A proposal to approve and adopt the Merger Agreement and the Merger described in the accompanying proxy statement.

      __FOR             __AGAINST         __ABSTAIN

      CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF AND MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING.

    THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING DATED July 16, 1999 AND THE ACCOMPANYING PROXY STATEMENT.

    PLEASE SIGN AND DATE THIS PROXY BELOW

Date:                           , 1999
  __________________________________________

  __________________________________________
PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
LEFT. WHEN SIGNING AS ATTORNEY, EXECUTOR,
ADMINISTRATOR, GUARDIAN OR CORPORATE OFFICIAL,
PLEASE GIVE FULL TITLE.











APPENDIX A -    Agreement and Plan of Merger











                         AGREEMENT AND PLAN OF MERGER


                                    AMONG


                                 KILLEARN, INC.,

                           KILLEARN DEVELOPMENT, INC.

                                     AND

                           KILLEARN PROPERTIES, INC.


                            DATED AS OF MAY 10, 1999




                                                              Execution Copy

                         AGREEMENT AND PLAN OF MERGER

    AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of May 10, 1999, among Killearn, Inc., a Georgia corporation ("Parent"), Killearn Development, Inc., a Georgia corporation ("Sub"), and Killearn Properties, Inc., a Florida corporation (the "Company").

                           PRELIMINARY STATEMENTS

    A. Parent has proposed to the Company's Board of Directors that the Company merge with and into Sub (the "Merger"), with the holders of all of the outstanding shares of Common Stock, par value $0.10 per share, of the Company (the "Common Stock") not currently owned by Parent or shareholders of Parent receiving a cash payment of $5.50 in exchange for each of their shares of Common Stock.

    B. A Special Committee of the Company's Board of Directors (the "Special Committee") has determined that the Merger is fair to, and in the best interests of, the Public Shareholders (as defined in Section 2.1), and has recommended the approval and adoption of this Agreement to the Company's Board of Directors.

    C. The Boards of Directors of Parent, Sub and the Company have approved and adopted this Agreement and approved the Merger upon the terms and subject to the conditions set forth herein.

    D. The Company's Board of Directors believes it is in the best interests of the Company and its shareholders to consummate the Merger upon the terms and subject to the conditions set forth herein.

    NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties and agreements herein contained, and intending to be legally bound hereby, Parent, Sub and the Company agree as follows:



                                      ARTICLE 1
                                     THE MERGER

    1.1. The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the General Corporation Act of the State of Florida (the "Florida Business Corporation Act") and Georgia Business Corporation Code of the State of Georgia (the "Georgia Business Corporation Code"), at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into Sub and the separate existence of the Company shall thereupon cease, with Sub being the surviving corporation in the Merger (the "Surviving Corporation").

    1.2. Effective Time of the Merger. Subject to the terms of this Agreement, the Merger shall become effective when the Department of State of the State of Florida (the "Florida Department of State") files the articles of merger or other appropriate documents in accordance with the Florida Business Corporation Act, and the Georgia Secretary of State files the articles of merger or other appropriate documents in accordance with the Georgia Business Corporation Code, or such other date as shall be specified in the articles of merger, which articles of merger shall be delivered by Sub and the Company to the Florida Department of State and the Georgia Secretary of State as soon as practicable after the closing of the Merger contemplated by this Agreement in accordance with Section 7.1. When used in this Agreement, the term "Effective Time" shall mean the date and time at which such articles are so filed.

    1.3. Effects of the Merger. The Merger shall have the effects set forth in the Florida Business Corporation Act and the Georgia Business Corporation Code.

    1.4. Articles of Incorporation. The Articles of Incorporation of Sub, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation.

    1.5. Bylaws. The Bylaws of Sub as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation.

    1.6. Directors. The directors of Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation, who shall serve until their respective successors are duly elected and qualified in the manner provided in the Articles of Incorporation and Bylaws of the Surviving Corporation, or as otherwise provided by law.

    1.7. Officers. The officers of the Surviving Corporation shall initially consist of the officers of Sub immediately prior to the Effective Time, until their successors are duly elected and qualified in the manner provided in the Articles of Incorporation and Bylaws of the Surviving Corporation, or as otherwise provided by law.


                                     ARTICLE 2
                               CONVERSION OF SHARES

    2.1. Conversion of Shares. As of the Effective Time, by virtue of the Merger and without any action on the part of any holder thereof:

         (a) All shares of Common Stock (the "Shares") that are held by any wholly owned subsidiary of the Company and any Shares held by Parent, Sub, any other subsidiary of Parent or any shareholder of Parent, shall be canceled and retired and shall cease to exist and no payment shall be made with respect thereto.

         (b) Each remaining outstanding Share shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive $5.50 in cash, without any interest thereon, upon surrender of the certificate representing such Share (such cash amount is referred to herein as the "Merger Consideration; the Shares for which the Merger Consideration is to be paid are referred to herein as the "Public Shares" and the holders thereof are referred to herein as the "Public Shareholders"). At the Effective Time, all such Public Shares shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and the Public Shareholders shall cease to have any rights as shareholders of the Company except the right to receive the Merger Consideration.

    2.2. Exchange of Certificates. (a) As soon as reasonably practicable after the Effective Time, Sub shall deposit in trust with a bank or trust company designated by Parent ("Paying Agent"), cash in an aggregate amount equal to the product of (x) the number of Public Shares issued and outstanding immediately prior to the Effective Time, and (y) the Merger Consideration (such amount being hereinafter referred to as the "Exchange Fund"). Paying Agent shall, pursuant to irrevocable instructions, make the payments provided for in Section 2.1(b) out of the Exchange Fund. Paying Agent shall invest the Exchange Fund, as Parent directs, in direct obligations of the United States of America, obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of all principal and interest or commercial paper obligations receiving the highest rating from either Moody's Investors Services, Inc. or Standard & Poor's, a division of The McGraw Hill Companies, or a combination thereof, provided that, in any such case, no instrument shall have a maturity exceeding 3 months. Any net profit resulting from, or interest or income produced by, such investments shall be payable to Parent. Parent shall replace any monies lost through any investment made pursuant to this Section 2.2. The Exchange Fund shall not be used for any other purpose except as provided in this Agreement.

         (b) Promptly after the Effective Time, Parent shall cause Paying Agent to mail to each record holder of certificates that immediately prior to the Effective Time represented Public Shares (the "Certificates), a form letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to Paying Agent) and instructions for use in surrendering Certificates and receiving payment therefor. Upon surrender to Paying Agent of a Certificate, together with a properly completed and executed letter of transmittal, the holder of such Certificate shall be entitled to receive in exchange therefor cash in an amount equal to the product of the number of Public Shares represented by such Certificate and the Merger Consideration, less any applicable withholding tax, and such Certificate shall forthwith be canceled. In the event any Certificate shall have been lost or destroyed, Paying Agent, subject to such other reasonable conditions as Parent may impose (including the posting of an indemnity bond or other surety in favor of Sub with respect to the Certificates alleged to be lost or destroyed), shall be authorized to accept an affidavit from the record holder of such Certificate in a form reasonably satisfactory to Parent. No interest shall be paid or accrued on the cash payable upon the surrender of the Certificates. If payment is to be made to a person other than the person in whose name the Certificate surrendered is registered, it shall be a condition of payment that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such payment shall pay any transfer or other tax required by reason of the payment to a person other than the registered holder of the Certificate surrendered or establish to the satisfaction of the Paying Agent and Parent that such tax has been paid or is not applicable. Until surrendered in accordance with the provisions of this Section 2.2(b), each Certificate shall represent for all purposes only the right to receive the Merger Consideration into which the Shares evidenced by the Certificates shall have been converted pursuant to
Section 2.1(b), without any interest thereon.

    2.3. Closing of Company Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed and no transfer of Shares shall thereafter be made. If, after the Effective Time, certificates representing Shares are presented to the Surviving Corporation or Paying Agent, they shall be canceled and exchanged for cash as provided herein.

    2.4. Dissenting Shares. In accordance with the Florida Business Corporation Act, no shareholder shall have dissenter or appraisal rights with respect to the Common Stock.

    2.5. Withholding Rights. Sub and Paying Agent shall be entitled to deduct and withhold from the amounts payable (including the Merger Consideration) pursuant to this Agreement to any Public Shareholder such amounts as Parent, Sub or Paying Agent is required to deduct and withhold with respect to the making of such payment under applicable tax law. To the extent that amounts are so deducted and withheld by Parent, Sub or Paying Agent, such amounts shall be treated for all purposes of this Agreement as having been paid to the relevant Public Shareholder.


                                     ARTICLE 3
                   REPRESENTATIONS  AND WARRANTIES OF THE COMPANY

    The Company represents and warrants to Parent and Sub that, except as previously disclosed to Parent in writing:


    3.1. (a) Corporate Organization. Each of the Company and the Company Subsidiaries (as defined in Section 3.5 hereof) (i) is a corporation duly incorporated, validly existing and in good standing under the laws of jurisdiction of its incorporation; (ii) has all requisite corporate power and authority to own, operate and lease the properties and assets it now owns, operates and leases and to carry on its business as now being conducted; and
(iii) is qualified or licensed to do business and in good standing in every jurisdiction in which the ownership, operation or lease of property by it or the conduct of its business requires such qualification or licensing, except for such failures, if any, to be so qualified and in good standing, that, when taken together with all such other failures, would not in the aggregate have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, properties, assets or liabilities (the "Business") of the Company and the Company Subsidiaries taken as a whole.

    3.2. Authorization; Recommendation of Merger. (a) The Company has full corporate power and authority to execute and deliver this Agreement and, subject to approval by the Company's shareholders, to consummate the transactions contemplated hereby. The Company's Board of Directors has duly approved this Agreement and has duly authorized the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and has resolved to recommend that its shareholders approve this Agreement and the Merger. This Agreement has been duly executed and delivered by the Company and, subject to approval by the Company's shareholders, constitutes (assuming due authorization, execution and delivery of this Agreement by the other parties hereto), the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

         (b) The Special Committee has received the opinion of American Express Incorporated dated May 10, 1999, that, as of the date of such opinion, the Merger Consideration to be received by the Public Shareholders pursuant to this Agreement is fair, from a financial point of view, to the Public Shareholders.

         (c) The Special Committee (at a meeting duly called and held at which a quorum was present) has determined that the Merger is fair to, and in the best interests of, the Public Shareholders, and has recommended the adoption of this Agreement to the Company's Board of Directors, subject to the right of the Special Committee to withdraw, modify or amend such recommendation if the Special Committee determines, in good faith after consultation with legal counsel, that failure to take such action would be reasonably likely to result in a breach of its fiduciary duties to the Company's shareholders under applicable law.

         (d) The Company's Board of Directors (at a meeting duly called and held at which a quorum was present) has determined that the Merger is fair to, and in the best interests of, the Company's shareholders, has adopted this Agreement and has recommended the adoption of this Agreement by the Company's shareholders, subject to the right of the Company's Board of Directors to withdraw, modify or amend such recommendation to the extent the Company's Board of Directors determines, in good faith after consultation with legal counsel, that failure to take such action would be reasonably likely to result in a breach of its fiduciary duties to the Company's shareholders under applicable law.

    3.3. Consents and Approvals; No Violations. Except for (a) the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") relating to the Proxy Statement (as defined in Section 3.6 hereof; (b) the Transaction Statement on Schedule 13E-3 to be filed pursuant to Rule 13e-3 promulgated under the Exchange Act (the "Schedule 13E-3"); and (c) the filing of the articles of merger and other appropriate merger documents, if any, as required by the laws of the States of Florida and Georgia, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not: (i) violate any provision of the Articles of Incorporation or Bylaws (or comparable governing documents) of the Company or any Company Subsidiary; (ii) violate any statute, ordinance, rule, regulation, order or decree of any court or of any public, governmental or regulatory body, agency or authority applicable to the Company or any Company Subsidiary or by which any of their respective properties or assets may be bound; (iii) require any filing with, or permit, consent or approval of, or giving of any notice to, any public, governmental or regulatory body, agency or authority; or (iv) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement or other instrument or obligation to which the Company or any Company Subsidiary is a party, or by which any of them or any of their respective properties or assets may be bound, excluding from the foregoing clauses (ii), (iii) and (iv) violations, breaches and defaults that, and filings, notices, permits, consents and approvals the absence of which, in the aggregate, would not have a material adverse effect on the business of the Company and the Company Subsidiaries taken as a whole and would not prevent or delay the consummation of the transactions contemplated hereby.

    3.4. Capitalization. The authorized capital stock of the Company consists of 6,000,000 Shares. As of the date hereof, no Shares are held by the Company in its treasury. As of May 10, 1999, 887,412 Shares are issued and outstanding and no Shares are reserved for issuance for any reason. All Shares that are outstanding as of the date hereof are duly authorized, validly issued, fully paid and nonassessable, and are not subject to, nor were they issued in violation of, any preemptive rights. Except as set forth above, there are no shares of capital stock of the Company authorized or outstanding. There are not any, and at the Effective Time there will not be any, subscriptions, options, conversion or exchange rights, warrants or other agreements, claims or commitments of any nature whatsoever obligating the Company or any Company Subsidiary to issue, transfer, deliver or sell, or cause to be issued, transferred, delivered or sold, additional shares of the capital stock of the Company or any Company Subsidiary or obligating the Company or any Company Subsidiary to grant, extend or enter into any such agreement or commitment.

    3.5. Subsidiaries. All the outstanding shares of capital stock of each corporation of which the Company owns, directly or indirectly, 50 percent or more of the outstanding capital stock (a "Company Subsidiary") have been validly issued and are fully paid, nonassessable and are not subject to, nor were they issued in violation of, any preemptive rights. All outstanding shares of capital stock of the Company Subsidiaries are owned, directly or indirectly, by the Company, free and clear of all liens, charges, encumbrances, security interests, equities, options, restrictions on voting rights or rights of disposition, and claims or third party rights of whatever nature. Except for the Company Subsidiaries, the Company does not own, directly or indirectly, any capital stock or other equity securities of any corporation or have any direct or indirect equity or ownership interest in any business and neither the Company nor any Company Subsidiary is subject to any obligation or requirement to provide funds for or to make any investment (in the form of a loan, capital contribution or otherwise) in any entity.

    3.6. Proxy Statement and Schedule 13E-3. The proxy statement and related materials to be furnished to the Company's shareholders in connection with the Merger pursuant to Section 5.2 (each proxy statement, together with any amendments thereof or supplements thereto, in each case in the form or forms mailed to the Company's shareholders, being the "Proxy Statement") and the
Schedule 13E-3 will comply in all material respects with the Exchange Act and the rules and regulations thereunder. The information supplied by the Company for inclusion in the Proxy Statement or the Schedule 13E-3 shall not, at the time the Proxy Statement is mailed, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or, at the time of the meeting of the Company's shareholders, as the Proxy Statement is then amended or supplemented, omit to state any material fact necessary to correct any statement originally supplied by the Company for inclusion in the Proxy Statement or the Schedule 13E-3 that has become false or misleading. If at any time prior to the Effective Time any event occurs relating to the Company or any Company Subsidiary, or relating to their respective officers, directors or shareholders, that should be described in a supplement or amendment to the Proxy Statement or the Schedule 13E-3 or any supplement or amendment thereto, the Company will promptly so inform Parent, will furnish all necessary information to Parent relating to such event, and will file with the Securities and Exchange Commission (the "Commission"), and mail to its shareholders with respect to the Proxy Statement, any required supplement or amendment to the Proxy Statement and Schedule 13E-3 in accordance with the Exchange Act and the rules and regulations thereunder. Notwithstanding the foregoing, no representation or warranty is made with respect to any information with respect to Parent or Sub or their respective officers, directors or affiliates
(i) provided to the Company by Parent or Sub in writing for inclusion in the Proxy Statement or the supplements or amendments thereto; or (ii) included in the Schedule 13E-3.



                                     ARTICLE 4
                  REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB

     Parent and Sub jointly and severally represent and warrant to the Company that:

    4.1. Corporate Organization. Each of Parent and Sub (i) is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (ii) has all requisite corporate power and authority to own, operate and lease the properties and assets it now owns, operates and leases and to carry on its business as now being conducted; and
(iii) is qualified or licensed to do business as a foreign corporation and in good standing in every jurisdiction in which the ownership, operation or lease of property by it or the conduct of its business requires such qualification or licensing, except for such failures to be so qualified and in good standing, if any, that when taken together with all such other failures, would not in the aggregate have a material adverse effect on the business, condition (financial or otherwise), operations, properties, assets or liabilities of Parent and its subsidiaries taken as a whole.

    4.2. Authorization. Each of Parent and Sub has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Board of Directors of each of Parent and Sub, and Parent as the sole shareholder of Sub, have duly approved this Agreement and have duly authorized the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and Sub and constitutes (assuming due authorization, execution and delivery of this Agreement by the Company), the valid and binding agreement of Parent and Sub, enforceable against each of them in accordance with its terms.

    4.3. Consents and Approvals; No Violations. Except for (a) the requirements of the Exchange Act relating to the Proxy Statement, the Schedule 13E-3 and the Merger; and (b) the filing of articles of merger and other appropriate merger documents, if any, as required by the laws of the States of Florida and Georgia, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not: (i) violate any provision of the Articles of Incorporation or Bylaws (or other comparable governing documents) of Parent or Sub; (ii) violate any statute, ordinance, rule, regulation, order or decree of any court or of any public, governmental or regulatory body, agency or authority applicable to Parent or Sub or by which any of their respective properties or assets may be bound; (iii) require any filing with or permit, consent or approval of, or the giving of any notice to, any public, governmental or regulatory body or authority; or (iv) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions or any note, bond, mortgage, indenture, license, franchise, permit, agreement or other instrument or obligation to which Parent or Sub is a party, or by which either of them or any of their respective properties or assets may be bound, excluding from the foregoing clauses (ii), (iii) and (iv) violations, breaches and defaults that, and filings, notices, permits, consents and approvals the absence of which, in the aggregate, would not have a material adverse effect on the business, condition (financial or otherwise), operations, properties, assets or liabilities of Parent and its subsidiaries taken as a whole and would not prevent or delay the consummation of the transactions contemplated hereby.


     4.4. Schedule 13E-3 and Proxy Statement. The information supplied by Parent and Sub for inclusion in the Proxy Statement or the Schedule 13E-3 shall not, at the time the Proxy Statement is mailed, and the Schedule 13E-3 is filed with the Commission, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or, at the time of the meeting of the Company's shareholders, as the Proxy Statement and Schedule 13E-3 is then amended or supplemented, omit to state any material fact necessary to correct any statement originally supplied by Parent and Sub for inclusion in the Proxy Statement or the Schedule 13E-3 that has become false or misleading. If at any time prior to the Effective Time any event occurs relating to Parent or Sub, or relating to their respective officers, directors or shareholders, that should be described in a supplement or amendment to the Proxy Statement or the
Schedule 13E-3 or any supplement or amendment thereto, Parent and Sub will promptly so inform the Company, will furnish all necessary information to the Company relating to such event and will file with the Commission any required supplement or amendment to the Schedule 13E-3 in accordance with the Exchange Act and the rules and regulations thereunder. Notwithstanding the foregoing, no representation or warranty is made with respect to any information with respect to the Company or its officers, directors or affiliates included in the Proxy Statement or Schedule 13E-3.

    4.5. Financial Ability to Consummate Transaction. Parent has sufficient funds to enable Sub to acquire all Shares owned by the Public Shareholders pursuant to the Merger and to pay all fees and expenses payable by Parent and Sub related to the transactions contemplated by this Agreement.


                                   ARTICLE 5
                                   COVENANTS

    5.1. Conduct of the Company's Business. During the period commencing on the date hereof and continuing until the Effective Time, the Company agrees (except as expressly contemplated by this Agreement or to the extent that Parent shall otherwise consent in writing; such consent, not to be unreasonably withheld) that:

         (a) The Company and each Company Subsidiary will carry on its business in, and only in, the usual, regular and ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent with such business, use its commercially reasonable efforts to preserve intact its present business organization, keep available the services of its present officers and employees and preserve its relationships with customers, consultants, suppliers and others having business dealings with it to the end that its goodwill and ongoing business shall not be impaired at the Effective Time.

         (b) The Company will not, and will not permit any Company Subsidiary to, dispose of or encumber any of its properties and assets, other than sales in the ordinary course of business and collections of receivables in the ordinary course of business.

         (c) The Company will not split, combine or reclassify any Shares or declare any dividends on or make other distributions in respect of the Shares. Neither the Company nor any Company Subsidiary will amend its Articles of Incorporation or Bylaws or similar governing documents.

         (d) Neither the Company nor any Company Subsidiary will issue, sell, authorize or propose the sale or issuance of, or purchase or acquisition of, any shares of the capital stock of the Company or any Company Subsidiary or securities convertible into, or rights, warrants or options (including employee stock options) to acquire, any such shares or other convertible securities.

         (e) Neither the Company, nor any Company Subsidiary, or officer, director or employee of (or any investment banker, attorney, accountant or other representative retained by) the Company or any Company Subsidiary shall, directly or indirectly, solicit, initiate or encourage (including by way of furnishing information) any inquiries or proposals by, or engage in any discussions or negotiations with, any corporation, partnership, person or other entity or group that it is reasonably expected may lead to, or that relates to, any takeover proposal; provided that if the Board of Directors of the Company determines in good faith, after consultation with outside counsel, that it is necessary to do so in order to comply with its fiduciary duties to the Company's shareholders under applicable law, the Company may in response to a takeover proposal from any person that was not solicited by the Company and did not otherwise breach this subsection (i) furnish information with respect to the Company to such person and (ii) participate in discussions or negotiations with such person regarding any takeover proposal. The Company will promptly advise Parent orally and in writing of the receipt and content of any such inquiries or proposals. As used in this subsection (e), "takeover proposal" shall mean any proposal for a merger or other business combination involving the Company or for the acquisition of a 50% or greater interest in the capital stock of the Company or all or substantially all of the assets of the Company other than the one contemplated by this Agreement.

         (f)  Neither the Company nor any of the Company Subsidiaries will
(i) incur, assume or prepay any long-term debt or, except in the ordinary course of business, incur or assume any short-term debt; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person except wholly owned subsidiaries of the Company in the ordinary course of business and consistent with past practices; or (iii) make any loans, advances or capital contributions to, or investments in, any other person (other than customary loans or advances to employees).

         (g) The Company will not take, agree to take, or knowingly permit to be taken any action or do or knowingly permit to be done anything in the conduct of the Business of the Company and the Company Subsidiaries, or otherwise, that would be contrary to or in breach of any of the terms or provisions of this Agreement, or that would cause any of the representations and warranties of the Company contained herein to be or become untrue in any material respect.

    5.2. Proxy Statement. As soon as practicable, the Company will prepare and file with the Commission the Proxy Statement. The Company, Parent and Sub will together prepare and file with the Commission the Schedule 13E-3. Each of the Company, Parent and Sub will furnish all information required to be included about such person in the Proxy Statement and the Schedule 13E-3 and, after consultation with each other, shall respond promptly to any comments made by the Commission with respect to the Proxy Statement and any preliminary version thereof and the Schedule 13E-3. At the earliest practicable time, the Company will cause the Proxy Statement to be mailed to its shareholders and, if necessary, after the Proxy Statement shall have been so mailed, promptly circulate amended, supplemental or supplemented proxy material and, if required in connection therewith, resolicit proxies. The Proxy Statement shall include the recommendation of the Company's Board of Directors to the Company's shareholders (and reflect that the Special Committee has made a similar recommendation to the Company's Board of Directors), subject to the fiduciary duties under applicable law of such directors (including the directors constituting the Special Committee), as determined by such directors in good faith after consultation with counsel, in favor of the adoption of this Agreement.

    5.3. Shareholder Approval. As promptly as possible, the Company shall call a meeting of its shareholders for the purpose of voting upon this Agreement and the Merger and the Company agrees that this Agreement and the Merger shall be submitted at a meeting of the shareholders of the Company and the Company shall take all steps necessary to duly call, give notice of, convene and hold such meeting. The Company shall use its commercially reasonable efforts to obtain the necessary adoption of the Agreement by its shareholders. Notwithstanding anything to the contrary in this Agreement, if the Company's Board of Directors or the Special Committee determines, in good faith after consultation with counsel, that in the exercise of its respective fiduciary duties, under applicable law it is required to withdraw, modify or amend its recommendation in favor of the Merger, such withdrawal, modification or amendment shall not constitute a breach of this Agreement. Parent will cause all Shares owned by Parent to be voted in favor of the Merger in the same proportion as the other shareholders of the Company .

    5.4. Reasonable Efforts. Subject to the terms and conditions herein provided and the fiduciary duties under applicable law of the Company's directors, including directors constituting the Special Committee, as determined by such directors in good faith after consultation with counsel, each of the parties hereto agrees to use its commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including obtaining any consents, authorizations, exemptions and approvals from, and making all filing with, any governmental, regulatory or public body or authority that are necessary or, in the judgment of Parent or the Company, desirable in connection with the transactions contemplated by this Agreement. Parent and the Company shall each have the right to review and approve in advance all characterizations of the information relating to Parent or the Company, as the case may be, and any of their respective subsidiaries, which appear in any filings made in connection with the transactions contemplated by this Agreement with any governmental body.

    5.5. Material Events. At all times prior to the Effective Time, each party shall promptly notify the other in writing of the occurrence of any event that will or may result in the failure to satisfy any of the conditions specified in Article 6 hereof.

    5.6. Public Announcements. At all times until the Effective Time, each party shall promptly advise and cooperate with the other prior to issuing, or permitting any of its subsidiaries, directors, officers, employees or agents to issue, any press release or other information to the press or any third party with respect to this Agreement or the transactions contemplated hereby.

    5.7.  Indemnification and Insurance.

    (a) The Surviving Corporation and the Company agree that, except as may be limited by applicable laws, for six years from and after the Effective Time, the indemnification obligations set forth in the Company's Articles of Incorporation and the Company's Bylaws, in each case as of the date of this Agreement, shall survive the Merger and shall not be amended, repealed or otherwise modified after the Effective Time in any manner that would adversely affect the rights thereunder of the individuals who on or at any time prior to the Effective Time were entitled to indemnification thereunder with respect to matters occurring prior to the Effective Time.

    (b) The Company shall maintain in effect, for three years or until the applicable statute of limitations expires but in no event longer than four years, from and after the Effective Time, directors' and officers' liability insurance policies covering the persons who are currently covered in their capacities as such directors and officers (the "Covered Parties") by the Company's current directors' and officers' policies and on terms not materially less favorable than the existing insurance coverage with respect to matters occurring prior to the Effective Time; provided, however, in the event the annual premium for such coverage exceeds an amount equal to 200% of the last annual premium paid immediately prior to the date hereof by the Company for such coverage, the Surviving Corporation shall notify the Covered Parties who shall then elect as a group either (i) to allow the Surviving Corporation to obtain as much comparable insurance as possible for an annual premium equal to 200% of the last annual premium paid immediately prior to the date hereof by the Company, or (ii) to seek coverage from another carrier, in which event the Surviving Corporation shall reimburse the Covered Parties the cost of such alternative coverage up to an amount equal to 200% of the last annual premium paid immediately prior to the date hereof by the Company for such coverage.

    (c) In addition to, and not in lieu of the foregoing, the Surviving Corporation shall indemnify, defend and hold harmless all officers and directors of the Company (the "Indemnified Parties") to the fullest extent permitted by Florida law and in the Articles of Incorporation and Bylaws of the Company, as in effect as of the date hereof, from and against all liabilities, costs, expenses and claims (including without limitation reasonable legal fees and disbursements, which shall be paid, reimbursed or advanced by the Surviving Corporation in a manner consistent with applicable provisions of the Surviving Corporation's Bylaws) arising out of the actions taken prior to the Effective Time in performance of their duties as directors or officers of the Company, in connection with the Merger and other transactions contemplated hereby, which may be asserted against the Indemnified Parties from and after the date of this Agreement; provided, however, that Surviving Corporation's obligations to the Indemnified Parties under this Section 5.7(c) shall not be effective until consummation of the Merger; provided, further, that the Surviving Corporation shall not have any obligation hereunder to any Indemnified Party if the indemnification of such Indemnified Party in the manner contemplated hereby is determined pursuant to a final non-appealable judgment rendered by a court of competent jurisdiction to be prohibited by applicable law or if the indemnification of the Indemnified Party is not within the power of the Surviving Corporation under Florida law.

    d) In the event that any action, suit, proceeding or investigation relating thereto or to the transactions contemplated by this Agreement is commenced, whether before or after the Effective Time, the parties hereto agree to cooperate and use their respective reasonable efforts to vigorously defend against and respond thereto.

                                     ARTICLE 6
                    CONDITIONS TO CONSUMMATION OF THE MERGER

    6.1. Conditions to Each Party's Obligation to Effect the Merger. The respective obligations of each party to effect the Merger are subject to the satisfaction at or prior to the Effective Time of each of the following conditions:

          (a) This Agreement shall have been approved and adopted by the affirmative vote of the Company's shareholders by the requisite vote in accordance with applicable law;

          (b) No statute, rule, regulation, executive order, decree, order or injunction shall have been enacted, entered, promulgated or enforced by any court or governmental authority that prohibits or materially and adversely restricts the consummation of the Merger;


    6.2. Conditions to the Obligation of the Company to Effect the Merger. The obligation of the Company to effect the Merger is further subject to the satisfaction at or prior to the Effective Time of the following conditions:

          (a) The representations and warranties of Parent and Sub contained in this Agreement shall be true and correct at and as of the Effective Time as if made at and as of such time, except as affected by the transactions contemplated hereby;

          (b) Each of Parent and Sub shall have performed its obligations under this Agreement required to be performed by it at or prior to the Effective Time pursuant to the terms hereof; and

          (c) No statute, rule, regulation or temporary, preliminary or permanent order or injunction shall have been proposed, promulgated, enacted, entered, enforced or deemed applicable by any state, Federal or other government authority, court or government agency of competent jurisdiction that prohibits the consummation of the Merger or the transactions contemplated hereby or thereby.

Parent and Sub will furnish the Company with such certificates and other documents to evidence the fulfillment of the conditions set forth in this
Section 6.2 as the Company may reasonably request.

     6.3.  Conditions to Obligation of Parent and Sub to Effect the Merger.
The obligations of Parent and Sub to effect the Merger are further subject to the satisfaction at or prior to the Effective Time of the following conditions:

          (a) The representations and warranties of the Company contained in this Agreement shall be true and correct at and as of the Effective Time as if made at and as of such time, except as affected by the transactions contemplated hereby;

          (b) The Company shall have performed each of its obligations under this Agreement required to be performed by it at or prior to the Effective Time pursuant to the terms hereof;

          (c) No statute, rule, regulation or temporary, preliminary or permanent order or injunction shall have been proposed, promulgated, enacted, entered, enforced or deemed applicable by any state, Federal or other government authority, court or government agency of competent jurisdiction that prohibits the consummation of the Merger or the transactions contemplated hereby or thereby; and


The Company will furnish Parent and Sub with such certificates and other documents to evidence the fulfillment of the conditions set forth in this
Section 6.3 as Parent or Sub may reasonably request.


                                    ARTICLE 7
                                     CLOSING

    7.1. Time and Place. Subject to the provisions of Articles 6 and 8 hereof, the closing of the Merger contemplated hereby (the "Closing") shall take place at the Company's offices at 385 Country Club Road, Stockbridge, Georgia 30281, at 10:00 a.m., local time, on a date (the "Closing Date") that is no later than the third business day after the satisfaction or waiver of the conditions set forth in Article 6 hereof or such other place, at other time, or on such other date as Parent, Sub and the Company may mutually agree upon for the Closing to take place.

    7.2.  Deliveries at the Closing.  At the Closing:

         (a) There shall be delivered to Parent, Sub and the Company the certificates and other documents and instruments, if any, provided to be delivered under Article 6 hereof.

         (b) Sub and the Company shall cause the articles of merger to be filed in accordance with the provisions of the Florida Business Corporation Act and the Georgia Business Corporation Code and shall take any and all other lawful actions and do any and all other lawful things necessary to effect the Merger and to enable the Merger to become effective.


                                     ARTICLE 8
                             TERMINATION AND ABANDONMENT

    8.1. Termination. Notwithstanding approval and adoption of this Agreement by the Company's shareholders, this Agreement may be terminated, and the Merger abandoned, at any time prior to the Effective Time of the
Merger:

          (a)  by the mutual consent of Parent, Sub and the Company; or

          (b) automatically, without action by any party hereto, if at the Shareholders' Meeting, the Company's shareholders shall have not voted to adopt this Agreement in accordance with the requirements set forth in Section 6.1(a); or

          (c) by either Parent or the Company if, without fault of the terminating party, the Merger shall not have been consummated on or before December 31, 1999; or

          (d) by either Parent or the Company's Board of Directors if the Special Committee shall have withdrawn or modified in a manner adverse to Parent or Sub its approval or recommendation of the Merger, this Agreement or the transactions contemplated hereby; or

          (e) by either Parent or the Company if any of the events set forth in Sections 6.1(b) shall have occurred and shall not have been, on or before the date of such termination, permanently waived by Parent or the Company, as the case may be; or

          (f) by either Parent or the Company, if any court of competent jurisdiction or other governmental body in the United States shall have issued an order, judgment or decree (other than a temporary restraining order) restraining, enjoining or otherwise prohibiting the Merger and such order, judgment or decree shall have become final and nonappealable; or

          (g) by the Company if , prior to the receipt of its shareholder approval of the Merger, the Board of Directors of the Company or the Special Committee determines in good faith, after consultation with outside counsel, that it is necessary to do so in order to comply with its fiduciary duties to the shareholders of the Company under applicable law; or

          (h) by the Company if (i) any of the conditions set forth in Sections 6.2(a) or (b) that are required to be satisfied at or prior to the Closing shall not have been satisfied prior to the Closing or shall have become incapable of being satisfied; or (ii) if any of the events set forth in Sections 6.2(c) shall have occurred prior to the Closing and, in the case of (i) or (ii), shall not have been, on or before the date of such termination, permanently waived by the Company; provided, however, that in the case of Sections 6.2(a) and (b), Parent and Sub shall not have cured such breach, in all material respects, within 10 business days following the receipt of written notice from the Company of such breach; or

          (i) by Parent if (i) any of the conditions set forth in Sections 6.3(a) or (b) that are required to be satisfied at or prior to the Closing shall not have been satisfied prior to the Closing or shall have become incapable of being satisfied; or (ii) if any of the events set forth in Sections 6.3(c) shall have occurred prior to the Closing and, in the case of
(i) or (ii), shall not have been, on or before the date of such termination, permanently waived by Parent; provided, however, that in the case of Sections 6.3(a) and (b), the Company shall not have cured such breach, in all material respects, within 10 business days following the receipt of written notice from Parent of such breach.

    8.2. Effect of Termination. In the event of the termination of this Agreement and the Merger pursuant to Section 8.1, this Agreement shall terminate and the Merger shall be abandoned without any further action by any of the parties hereto. If this Agreement is terminated as provided herein, no party hereto shall have any liability or further obligation hereunder to any other party to this Agreement, provided, however, that (i) any termination by the Company arising out of a breach by Parent or Sub of any representation, warranty, covenant or agreement contained in this Agreement shall be without prejudice to the rights of the Company to seek damages with respect thereto; and (ii) any termination by Parent arising out of a breach by the Company of any representation, warranty, covenant or agreement contained in this Agreement shall be without prejudice to the rights of Parent or Sub to seek damages with respect thereto; provided further, however, that the obligations set forth in this Section 8.2 and in Section 9.1 hereof shall survive any such termination and continue in effect thereafter.


                                     ARTICLE 9
                                  MISCELLANEOUS

    9.1. Expenses. All costs and expenses incurred in connection with this Agreement, and the transactions contemplated hereby and thereby, shall be paid by the party incurring such costs and expenses.

    9.2. No Survival of Representations and Warranties. The respective representations and warranties of the Company, Parent and Sub contained herein or in any certificate or letter delivered pursuant hereto shall expire with, and be terminated and extinguished by, the effectiveness of the Merger or the termination of this Agreement (whichever is earlier) and shall not survive the Effective Time or such termination.

    9.3. Headings. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

    9.4. Notices. All notices, demands, requests, or other communications that may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered, sent by overnight courier or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by telegram, telecopy or telex, addressed as follows:

    If to Parent or Sub, to:  Killearn, Inc.
                              1570 Rock Quarry Road, Suite B
                              Stockbridge, Georgia 30281
                              Attention:  J.T. Williams, President

    With a copy (which
    shall not constitute
    notice) to:               Montello & Kenney, P.A.
                              777 Brickell Avenue, Suite 1070
                              Miami, Florida 33131
                              Attention:  Louis R. Montello, Esquire

    If to the Company, to:    Killearn Properties, Inc.
                              385 Country Club Road
                              Stockbridge, Georgia 30281
                              Attention:  Mallory E. Horne, Chairman of the
                              Board

    With a copy (which
    shall not constitute
    notice) to:               Greenberg, Traurig, P.A.
                              1221 Brickell Avenue
                              Miami, Florida 33131
                              Attention:  Phillip J. Kushner, Esquire


Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request or communication that shall be hand delivered, sent, mailed, telecopied or telexed in the manner described above, or that shall be delivered to a telegraph company, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or (with respect to a telecopy or telex) the answer back being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

    9.5. Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties except that Sub may assign all of its rights, interests and obligations hereunder to Parent or another wholly owned subsidiary of Parent, provided such subsidiary agrees in writing to be bound by all of the terms, conditions and provisions contained herein.

    9.6. Complete Agreement. This Agreement including the documents and instruments referred to herein or delivered pursuant hereto together constitute the entire understanding of the parties with respect to the Merger and the related transactions and supersede all prior agreements and understandings, both written and oral, among the parties, with respect thereto.

    9.7. Modifications, Amendments and Waivers. At any time prior to the Effective Time of the Merger (notwithstanding any shareholder approval), if authorized by Parent, Sub and the Company and to the extent permitted by law, (i) the parties hereto may, by written agreement, modify, amend or supplement any term or provision of this Agreement; and (ii) any term or provision of this Agreement may be waived by the party that is entitled to the benefits thereof, provided that after such shareholder approval, no amendment shall be made that decreases the consideration to be paid in the Merger without shareholder approval. Any written instrument or agreement referred to in this paragraph shall be validly and sufficiently authorized for the purposes of this Agreement if signed on behalf of Parent, the Company and Sub by a person authorized to sign this Agreement.


    9.8. Counterparts. This Agreement may be executed in two or more counterparts all of which shall be considered one and the same agreement and each of which shall be deemed an original.

    9.9. Governing Law. This Agreement shall be governed by the laws of the State of Florida (regardless of the laws that might be applicable under principles of conflicts of law) as to all matters, including, but not limited to, matters of validity, interpretation, construction, effect, performance and remedies.

    9.10. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

    9.11. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect to the maximum extent permitted by law and shall in no way be affected, impaired or invalidated.

    IN WITNESS WHEREOF, Parent, Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized all as of the date first written above.


                                               KILLEARN, INC.


                                               By: /s/ J.T. Williams, Jr.
                                               J.T. WILLIAMS, Jr.
                                               President


                                               KILLEARN DEVELOPMENT, INC.


                                               By: /s/ David K. Williams
                                               DAVID K. WILLIAMS,
                                               President


                                               KILLEARN PROPERTIES, INC.


                                               By: /s/ Mallory E. Horne
                                               MALLORY E. HORNE,
                                               Chairman of the Board












APPENDIX B -    Opinion of American Express Tax & Business Services, Inc.









Special Committee of the
Board of Directors
Killearn Properties, Inc.

We have been engaged to assist you in determining the fairness of a proposed tender offer on the stock of Killearn Properties, Inc. ("KPI") made by Killearn, Inc. ("KI") at $5.50 per share. Specifically, we have been asked to ascribe values to the assets and liabilities of KPI and the resulting value per share of KPI stock and to compare that value to the $5.50 per share offer for the purpose of determining if the proposed offer is fair from a financial point of view to the shareholders of KPI other than Killearn, Inc.
J. T. Williams, David K. Williams, both of whom are officers and directors of KPI, and two other sons of J. T. Williams.

Our procedures are summarized below.

Among other things, we (i) considered financial information of the assets of KPI furnished to us by management of KPI through January 31, 1999; (ii) reviewed certain internal financial analyses and forecasts of sales and development activities; (iii) analyzed publicly available information; (iv) held discussions with management of KPI; (v) reviewed appraisals and sales documents;(vi) historical stock market prices and trading volumes of KPI stock; (vii) drafts of the merger agreement; and (viii) made such other studies and inquiries and considered other data as deemed relevant.

Sales of Comparable Companies

A search for sales comparable companies produced no data on sales of companies similar to KPI.

Comparable Company Analysis

A comparable company analysis was performed by us. We analyzed publicly available information of the following:

Current enterprise value as a multiple of the last three years' earnings before interest, taxes, depreciation and amortization (EBITDA); and current EBITA. This analysis resulted in an implied value per share for KPI of between $16.68 and $44.17.

Current enterprise value as a multiple of earnings for the last three years. This multiple (the price - earnings ratio) resulted in implied values of between $10.03 and $78.21 per share.

Current market value as a multiple of sales for the current year and the last three years. This analysis resulted in an implied values ranging from $11.95 to $58.13 per share.

These implied values were not considered germane to the assignation of value to KPI stock because they result in values that are not reasonable given KPI's earnings history and potential without significant changes in KPI's holdings and operations.

We also used comparable company information to derive current market value as a multiple of book value for the current year and the last three years. This analysis resulted in a range of values for the stock of KPI from $3.13 per share to $9.55 per share.

Discounted Future Cash Flows

The fair value of the stock of KPI based upon the January 31, 1999 10-QSB and our analysis, as discussed below, is as follows:

                                                       000's
      Land held for development and sale             $22,340
      Other assets                                     1,414

            Total assets                              23,754

      Debt                                            14,965
      Other liabilities                                4,686

            Total liabilities                         19,651

            Net equity                                $4,103

There are numerous assumptions upon which this value is based. While most are discussed elsewhere in this report, the more significant assumptions are as follows:

KPI is a going concern; the values ascribed to land herein assume continued viability of KPI.

KPI will develop and sell land for amounts approximating the amounts used herein.

The company will have available to it sufficient capital to acquire and develop land for sale in the future.

Our procedures surrounding land value consisted of developing forecasts of development and sale of land parcels currently held by KPI. The sales prices were based upon management's estimates of value, comparison with historical sales values and comparison of values to appraisals. From these values, we deducted commissions, general and administrative expenses, income taxes and other amounts incident to the sale of the land or operation of KPI to arrive at future estimated cash flows. These cash flows were discounted to their present value using a 12% discount rate.

The parcel of land referred to as I75 and Octagon Road is subject to wide valuation estimates. Split into two approximately equal parts, it consists of 27.6 acres between the proposed Octagon Road and I75 and 29.7 acres between the proposed Octagon Road and the golf course.

  The sales values of these parcels are summarized below:

                                                   000's
                                        27.6 Acres       29.7 Acres
      Independent Appraisal               $7,867           $8,970
      KPI Management                      $6,900           $2,970
      Amount used in this report          $7,590           $5,940

After reducing these amounts for commissions, taxes, general and administrative expenses, and future development costs and discounting the proceeds to January 31, 1999, the value of each share of stock of KPI using the various amounts for sale of the I75 and Octagon Road parcels is as follows:

      Appraisal               $6.27
      KPI Management          $2.92

In forecasts of future cash flows, events and circumstances frequently do not occur as expected and there will usually be differences between the forecasted and actual results. These differences may be material. We have no responsibility to update this report for events and circumstances occurring after the date of this report.

Liquidation Analysis

We analyzed a potential liquidation of KPI to determine if a liquidation would result in a greater value per share than the proposed sale of stock to KI. This analysis assumed the following:

Sale of land "as is", with no further development cost; and

Significant reduction of general and administrative costs.

The overall result of this analysis was that the decrease in sales value of the land was significantly greater than the savings from cessation of development activity. Also, because of the cessation of development activity, the deferred tax liability, created out of timing differences in the capitalization of real estate taxes and interest during development, converts into a tax payable and further reduces the value of the stock.

The resulting value per share of a liquidation approaches zero. It clearly is not in the best interest of the shareholders.

Summary

Based on the analysis set forth above, the transaction , as of the date hereof, is, fair, from a financial point of view to the shareholders of KPI other than Killearn, Inc., J. T. Williams, David K. Williams, and two other sons of J. T. Williams.



/s/ American Express Tax and Business Services, Inc.
AMERICAN EXPRESS TAX AND BUSINESS SERVICES, INC.

May 10, 1999







APPENDIX C    - TRANSACTIONS INVOLVING KILLEARN'S COMMON STOCK EFFECTED BY
PURCHASER AND OTHER AFFILIATES SINCE MAY 1, 1997 THROUGH THE EFFECTIVE DATE OF THIS PROXY STATEMENT



DATE         SHARES   AMOUNT     PURCHASER
08-01-97     7,000    $5.13      Killearn, Inc..
08-08-97    10,000    $5.50      Killearn, Inc..
08-08-97    15,000    $5.50      Killearn, Inc.
11-10-98    20,000    $6.00      Killearn, Inc.
11-11-98    20,000    $5.75      Killearn, Inc.
11-19-98    20,000    $4.00      Killearn, Inc.
11-19-98    20,000    $4.00      Killearn, Inc.
12-24-98    20,000    $4.75      Killearn, Inc.
12-28-98    11,100    $4.75      Killearn, Inc.
12-29-98     1,700    $4.75      Killearn, Inc.
01-05-99     3,200    $4.75      Killearn, Inc.
01-08-99       200    $4.75      Killearn, Inc.
01-19-99     1,000    $5.00      Killearn, Inc.
01-22-99     8,200    $5.00      Killearn, Inc.
Subtotal   157,400

12-14-98    58,746      *        J.T. Williams Jr.
Subtotal    58,746

11-11-98     1,000    $5.50      David K. Williams
11-12-98     2,000    $5.00      David K. Williams
11-12-98     2,000    $5.00      David K. Williams
11-12-98     2,000    $5.50      David K. Williams
11-20-98     2,465    $4.6875    David K. Williams
11-20-98       522    $4.625     David K. Williams
Subtotal     9,987

12-04-98     1,000    $4.875     John R. Williams
12-04-98     2,000    $4.9375    John R. Williams
12-04-98     2,000    $5.00      John R. Williams
12-07-98     1,000    $5.00      John R. Williams
12-07-98     1,000    $5.0625    John R. Williams
12-08-98     1,000    $5.00      John R. Williams
12-15-98       500    $4.75      John R. Williams
12-15-98       500    $4.875     John R. Williams
01-13-99     1,000    $4.9375    John R. Williams
01-13-99     1,000    $4.9375    John R. Williams
Subtotal    11,000

Total      237,133

* Acquired by Mr. J. T. Williams, Jr., when the Company's Profit Sharing Plan was dissolved. The stock price on the day that the shares were ditributed to the beneficiary was $4.75.